As filed with the Securities and Exchange Commission on December 23, 2021

1933 Act File No. 033-00572

1940 Act File No. 811-04409

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT of 1933 ☐
POST-EFFECTIVE AMENDMENT NO. 193 ☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐
AMENDMENT NO. 195 ☒

EATON VANCE MUNICIPALS TRUST
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

(617) 482-8260
(Registrant’s Telephone Number)

DEIDRE E. WALSH
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (a)(1)
☒	on January 1, 2022 pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)
☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Eaton Vance Georgia Municipal Income Fund

Class A Shares - ETGAX Class C Shares - ECGAX Class I Shares - EIGAX

Eaton Vance Maryland Municipal Income Fund

Class A Shares - ETMDX  Class C Shares - ECMDX Class I Shares - EIMDX

Eaton Vance Missouri Municipal Income Fund

Class A Shares - ETMOX  Class C Shares - ECMOX Class I Shares - EIMOX

Eaton Vance North Carolina Municipal Income Fund

Class A Shares - ETNCX  Class C Shares - ECNCX Class I Shares - EINCX

Eaton Vance Oregon Municipal Income Fund

Class A Shares - ETORX  Class C Shares - ECORX Class I Shares - EIORX

Eaton Vance South Carolina Municipal Income Fund

Class A Shares - EASCX  Class C Shares - ECSCX Class I Shares - EISCX

Eaton Vance Virginia Municipal Income Fund

Class A Shares - ETVAX Class C Shares - ECVAX Class I Shares - EVAIX

Prospectus Dated
January 1, 2022

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders.  Please save it for reference.

Table of Contents

Fund Summaries	3
Georgia Fund	3
Maryland Fund	8
Missouri Fund	13
North Carolina Fund	18
Oregon Fund	23
South Carolina Fund	28
Virginia Fund	33
Important Information Regarding Fund Shares	38
Investment Objectives & Principal Policies and Risks	39
Management and Organization	48
Valuing Shares	50
Purchasing Shares	50
Sales Charges	54
Redeeming Shares	56
Shareholder Account Features	57
Potential Conflicts of Interest	59
Additional Tax Information	61
Financial Highlights	65
Georgia Fund	65
Maryland Fund	67
Missouri Fund	69
North Carolina Fund	71
Oregon Fund	73
South Carolina Fund	75
Virginia Fund	77
Appendix A – Financial Intermediary Sales Charge Variations	79

Eaton Vance Municipal Income Funds2Prospectus dated January 1, 2022

Fund Summaries

Georgia Municipal Income Fund

Investment Objective

The Fund's investment objective is to provide current income exempt from regular federal income tax and Georgia state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 54 of this Prospectus and page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.31%	0.31%	0.31%
Distribution and Service (12b-1) Fees	0.20%	0.95%	None
Other Expenses	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.65%	1.40%	0.45%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$538	$673	$820	$1,247	$538	$673	$820	$1,247
Class C shares	$243	$443	$766	$1,475	$143	$443	$766	$1,475
Class Ishares	$46	$144	$252	$567	$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  19% of the average value of its portfolio.

Eaton Vance Municipal Income Funds3Prospectus dated January 1, 2022

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”). The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in obligations rated below investment grade and in unrated obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest a greater percentage of its assets in a smaller number of issuers than a fund that is “diversified.” The Fund may invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities. There is no stated limit on the Fund’s use of derivatives.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more but may acquire municipal obligations with shorter maturities or that are subject to shorter call provisions.  The Fund’s portfolio could have a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  In such case, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).  The Fund may invest in pooled investment vehicles, including exchange-traded funds (“ETFs”), in order to seek exposure to the municipal markets or municipal market sectors.  The Fund may invest in restricted securities.

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager may also consider financially material environmental, social and governance factors when evaluating an issuer.  These considerations may be taken into account alongside other factors in the investment selection process.  The portfolio manager also may trade securities to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.  Fixed-income markets may experience periods of relatively high volatility.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.

Eaton Vance Municipal Income Funds4Prospectus dated January 1, 2022

Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities.  Because the Fund is managed toward an income objective, it may hold more longer duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.  Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.  Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

Sector and Geographic Risk.  Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly.  General obligation bonds issued by municipalities can be adversely affected by economic downturns and any resulting decline in tax revenues.  Revenue bonds can be adversely affected by the negative economic viability of the facility or revenue source.  Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands, Guam and American Samoa.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying

Eaton Vance Municipal Income Funds5Prospectus dated January 1, 2022 reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Leverage Risk.  Certain Fund transactions may give rise to leverage.  Leverage can result from a non-cash exposure to an underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risk of Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense as a liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Risks of Principal Only Investments. Principal only investments entitle the Fund to receive the stated value of such investment when held to maturity. The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than obligations that pay interest currently. The Fund will accrue income on these investments and distribute that income each year. The Fund may be required to sell other investments to obtain cash needed for such income distributions.

Pooled Investment Vehicles Risk. Pooled investment vehicles are open- and closed-end investment companies and exchange-traded funds (“ETFs”). Pooled investment vehicles are subject to the risks of investing in the underlying securities or other investments. Shares of closed-end investment companies and ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of a pooled investment vehicle in which it invests.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Eaton Vance Municipal Income Funds6Prospectus dated January 1, 2022

Tax-Sensitive Investing Risk. The Fund may hold a security in order to achieve more favorable tax-treatment or sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations.  The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Calendar year-by-year total return (Class A)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	6.91%	8.04%	-3.30%	9.11%	3.75%	0.39%	3.59%	1.49%	6.10%	4.68%

For the ten years ended December 31, 2020, the highest quarterly total return for Class A was 4.76% for the quarter ended June 30, 2011, and the lowest quarterly return was -3.92% for the quarter ended June 30, 2013.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2020 to September 30, 2021 ) was 0.06%.

Eaton Vance Municipal Income Funds7Prospectus dated January 1, 2022

Average Annual Total Return as of December 31, 2020	One Year	Five Years	Ten Years
Class A Return Before Taxes	-0.26%	2.23%	3.50%
Class A Return After Taxes on Distributions	-0.26%	2.23%	3.50%
Class A Return After Taxes on Distributions and Sale of Class A Shares	0.67%	2.30%	3.45%
Class C Return Before Taxes	2.95%	2.47%	3.24%
Class I Return Before Taxes	4.89%	3.43%	4.22%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.21%	3.91%	4.62%
Bloomberg Georgia Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.38%	3.62%	4.29%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Managers

Julie P. Callahan, Vice President of BMR, has managed the Fund since October 2021.

Trevor G. Smith, Vice President of BMR, has managed the Fund since December 2019.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 38 of this Prospectus.

Eaton Vance Municipal Income Funds8Prospectus dated January 1, 2022

Maryland Municipal Income Fund

Investment Objective

The Fund's investment objective is to provide current income exempt from regular federal income tax and Maryland state and local income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 54 of this Prospectus and page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.28%	0.28%	0.28%
Distribution and Service (12b-1) Fees	0.20%	0.95%	None
Other Expenses	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	0.67%	1.42%	0.47%

Example. . This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$540	$679	$830	$1,270	$540	$679	$830	$1,270
Class C shares	$245	$449	$776	$1,497	$145	$449	$776	$1,497
Class I shares	$48	$151	$263	$591	$48	$151	$263	$591

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  23% of the average value of its portfolio.

Eaton Vance Municipal Income Funds9Prospectus dated January 1, 2022

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”). The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in obligations rated below investment grade and in unrated obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest a greater percentage of its assets in a smaller number of issuers than a fund that is “diversified.” The Fund may invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities. There is no stated limit on the Fund’s use of derivatives.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more but may acquire municipal obligations with shorter maturities or that are subject to shorter call provisions.  The Fund’s portfolio could have a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  In such case, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).  The Fund may invest in pooled investment vehicles, including exchange-traded funds (“ETFs”), in order to seek exposure to the municipal markets or municipal market sectors.  The Fund may invest in restricted securities.

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager may also consider financially material environmental, social and governance factors when evaluating an issuer.  These considerations may be taken into account alongside other factors in the investment selection process.  The portfolio manager also may trade securities to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.  Fixed-income markets may experience periods of relatively high volatility.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.

Eaton Vance Municipal Income Funds10Prospectus dated January 1, 2022

Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities.  Because the Fund is managed toward an income objective, it may hold more longer duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.  Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.  Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

Sector and Geographic Risk.  Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly.  General obligation bonds issued by municipalities can be adversely affected by economic downturns and any resulting decline in tax revenues.  Revenue bonds can be adversely affected by the negative economic viability of the facility or revenue source.  Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands, Guam and American Samoa.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying

Eaton Vance Municipal Income Funds11Prospectus dated January 1, 2022 reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Leverage Risk.  Certain Fund transactions may give rise to leverage.  Leverage can result from a non-cash exposure to an underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risk of Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense as a liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Risks of Principal Only Investments. Principal only investments entitle the Fund to receive the stated value of such investment when held to maturity. The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than obligations that pay interest currently. The Fund will accrue income on these investments and distribute that income each year. The Fund may be required to sell other investments to obtain cash needed for such income distributions.

Pooled Investment Vehicles Risk. Pooled investment vehicles are open- and closed-end investment companies and exchange-traded funds (“ETFs”). Pooled investment vehicles are subject to the risks of investing in the underlying securities or other investments. Shares of closed-end investment companies and ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of a pooled investment vehicle in which it invests.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Eaton Vance Municipal Income Funds12Prospectus dated January 1, 2022

Tax-Sensitive Investing Risk. The Fund may hold a security in order to achieve more favorable tax-treatment or sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations.  The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Calendar year-by-year total return (Class A)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	10.47%	7.82%	-3.64%	7.68%	2.84%	0.30%	3.62%	0.74%	6.33%	4.18%

For the ten years ended December 31, 2020, the highest quarterly total return for Class A was 4.59% for the quarter ended June 30, 2011, and the lowest quarterly return was -3.52% for the quarter ended June 30, 2013.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2020 to September 30, 2021) was 0.80%.

Eaton Vance Municipal Income Funds13Prospectus dated January 1, 2022

Average Annual Total Return as of December 31, 2020	One Year	Five Years	Ten Years
Class A Return Before Taxes	-0.80%	2.01%	3.45%
Class A Return After Taxes on Distributions	-0.82%	1.98%	3.43%
Class A Return After Taxes on Distributions and Sale of Class A Shares	0.38%	2.11%	3.40%
Class C Return Before Taxes	2.45%	2.24%	3.18%
Class I Return Before Taxes	4.50%	3.21%	4.16%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.21%	3.91%	4.62%
Bloomberg Maryland Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.13%	3.50%	3.83%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Manager.  The Fund is managed by Trevor G. Smith, Vice President of BMR, who has managed the Fund since December 2019.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 38 of this Prospectus.

Eaton Vance Municipal Income Funds14Prospectus dated January 1, 2022

Missouri Municipal Income Fund

Investment Objective

The Fund's investment objective is to provide current income exempt from regular federal income tax and Missouri state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 54 of this Prospectus and page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.29%	0.29%	0.29%
Distribution and Service (12b-1) Fees	0.20%	0.95%	None
Other Expenses	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	0.66%	1.41%	0.46%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$539	$676	$825	$1,258	$539	$676	$825	$1,258
Class C shares	$244	$446	$771	$1,486	$144	$446	$771	$1,486
Class I shares	$47	$148	$258	$579	$47	$148	$258	$579

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  19% of the average value of its portfolio.

Eaton Vance Municipal Income Funds15Prospectus dated January 1, 2022

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”). The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in obligations rated below investment grade and in unrated obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest a greater percentage of its assets in a smaller number of issuers than a fund that is “diversified.” The Fund may invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities. There is no stated limit on the Fund’s use of derivatives.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more but may acquire municipal obligations with shorter maturities or that are subject to shorter call provisions.  The Fund’s portfolio could have a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  In such case, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).  The Fund may invest in pooled investment vehicles, including exchange-traded funds (“ETFs”), in order to seek exposure to the municipal markets or municipal market sectors.  The Fund may invest in restricted securities.

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager may also consider financially material environmental, social and governance factors when evaluating an issuer.  These considerations may be taken into account alongside other factors in the investment selection process.  The portfolio manager also may trade securities to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.  Fixed-income markets may experience periods of relatively high volatility.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.

Eaton Vance Municipal Income Funds16Prospectus dated January 1, 2022

Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities.  Because the Fund is managed toward an income objective, it may hold more longer duration  or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.  Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.  Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

Sector and Geographic Risk.  Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly.  General obligation bonds issued by municipalities can be adversely affected by economic downturns and any resulting decline in tax revenues.  Revenue bonds can be adversely affected by the negative economic viability of the facility or revenue source.  Please refer to the Fund's Statement of Additional information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands, Guam and American Samoa.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying

Eaton Vance Municipal Income Funds17Prospectus dated January 1, 2022 reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Leverage Risk.  Certain Fund transactions may give rise to leverage.  Leverage can result from a non-cash exposure to an underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risk of Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense as a liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Risks of Principal Only Investments. Principal only investments entitle the Fund to receive the stated value of such investment when held to maturity. The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than obligations that pay interest currently. The Fund will accrue income on these investments and distribute that income each year. The Fund may be required to sell other investments to obtain cash needed for such income distributions.

Pooled Investment Vehicles Risk. Pooled investment vehicles are open- and closed-end investment companies and exchange-traded funds (“ETFs”). Pooled investment vehicles are subject to the risks of investing in the underlying securities or other investments. Shares of closed-end investment companies and ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of a pooled investment vehicle in which it invests.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Eaton Vance Municipal Income Funds18Prospectus dated January 1, 2022

Tax-Sensitive Investing Risk. The Fund may hold a security in order to achieve more favorable tax-treatment or sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations.  The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Calendar year-by-year total return (Class A)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	10.43%	7.96%	-4.49%	11.05%	3.03%	1.27%	3.10%	1.86%	6.79%	5.24%

For the ten years ended December 31, 2020, the highest quarterly total return for Class A was 4.65% for the quarter ended March 31, 2014, and the lowest quarterly return was -3.98% for the quarter ended June 30, 2013.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2020 to September 30, 2021) was -0.08%.

Eaton Vance Municipal Income Funds19Prospectus dated January 1, 2022

Average Annual Total Return as of December 31, 2020	One Year	Five Years	Ten Years
Class A Return Before Taxes	0.20%	2.62%	4.02%
Class A Return After Taxes on Distributions	0.20%	2.62%	4.03%
Class A Return After Taxes on Distributions and Sale of Class A Shares	1.12%	2.69%	3.93%
Class C Return Before Taxes	3.49%	2.85%	3.74%
Class I Return Before Taxes	5.43%	3.83%	4.73%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.21%	3.91%	4.62%
Bloomberg Missouri Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.72%	4.03%	4.64%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Manager.  The Fund is managed by Christopher J. Eustance, Vice President of BMR, who has managed the Fund since December 2019.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 38 of this Prospectus.

Eaton Vance Municipal Income Funds20Prospectus dated January 1, 2022

North Carolina Municipal Income Fund

Investment Objective

The Fund's investment objective is to provide current income exempt from regular federal income tax and North Carolina state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 54 of this Prospectus and page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.33%	0.33%	0.33%
Distribution and Service (12b-1) Fees	0.20%	0.95%	None
Other Expenses	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.65%	1.40%	0.45%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$538	$673	$820	$1,247	$538	$673	$820	$1,247
Class C shares	$243	$443	$766	$1,475	$143	$443	$766	$1,475
Class I shares	$46	$144	$252	$567	$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  24% of the average value of its portfolio.

Eaton Vance Municipal Income Funds21Prospectus dated January 1, 2022

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”). The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in obligations rated below investment grade and in unrated obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest a greater percentage of its assets in a smaller number of issuers than a fund that is “diversified.” The Fund may invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities. There is no stated limit on the Fund’s use of derivatives.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more but may acquire municipal obligations with shorter maturities or that are subject to shorter call provisions.  The Fund’s portfolio could have a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  In such case, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).  The Fund may invest in pooled investment vehicles, including exchange-traded funds (“ETFs”), in order to seek exposure to the municipal markets or municipal market sectors.  The Fund may invest in restricted securities.

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager may also consider financially material environmental, social and governance factors when evaluating an issuer.  These considerations may be taken into account alongside other factors in the investment selection process.  The portfolio manager also may trade securities to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.  Fixed-income markets may experience periods of relatively high volatility.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.

Eaton Vance Municipal Income Funds22Prospectus dated January 1, 2022

Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities.  Because the Fund is managed toward an income objective, it may hold more longer duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.  Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.  Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

Sector and Geographic Risk.  Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly.  General obligation bonds issued by municipalities can be adversely affected by economic downturns and any resulting decline in tax revenues.  Revenue bonds can be adversely affected by the negative economic viability of the facility or revenue source.  Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands, Guam and American Samoa.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying

Eaton Vance Municipal Income Funds23Prospectus dated January 1, 2022 reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Leverage Risk.  Certain Fund transactions may give rise to leverage.  Leverage can result from a non-cash exposure to an underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risk of Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense as a liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Risks of Principal Only Investments. Principal only investments entitle the Fund to receive the stated value of such investment when held to maturity. The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than obligations that pay interest currently. The Fund will accrue income on these investments and distribute that income each year. The Fund may be required to sell other investments to obtain cash needed for such income distributions.

Pooled Investment Vehicles Risk. Pooled investment vehicles are open- and closed-end investment companies and exchange-traded funds (“ETFs”). Pooled investment vehicles are subject to the risks of investing in the underlying securities or other investments. Shares of closed-end investment companies and ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of a pooled investment vehicle in which it invests.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Eaton Vance Municipal Income Funds24Prospectus dated January 1, 2022

Tax-Sensitive Investing Risk. The Fund may hold a security in order to achieve more favorable tax-treatment or sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations.  The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Calendar year-by-year total return (Class A)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	10.93%	9.38%	-6.38%	12.76%	3.05%	0.66%	3.45%	0.73%	6.03%	4.52%

For the ten years ended December 31, 2020, the highest quarterly total return  for Class A was 5.93% for the quarter ended March 31, 2014, and the lowest quarterly return was -4.68% for the quarter ended June 30, 2013.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2020 to September 30, 2021) was 0.33%.

Eaton Vance Municipal Income Funds25Prospectus dated January 1, 2022

Average Annual Total Return as of December 31, 2020	One Year	Five Years	Ten Years
Class A Return Before Taxes	-0.41%	2.06%	3.86%
Class A Return After Taxes on Distributions	-0.42%	2.05%	3.86%
Class A Return After Taxes on Distributions and Sale of Class A Shares	0.64%	2.18%	3.79%
Class C Return Before Taxes	2.69%	2.28%	3.59%
Class I Return Before Taxes	4.72%	3.26%	4.59%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.21%	3.91%	4.62%
Bloomberg North Carolina Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.18%	3.43%	4.03%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Managers

William J. Delahunty, Jr., Vice President of BMR, has managed the Fund since October 2021.

Christopher J. Eustance, Vice President of BMR, has managed the Fund since December 2019.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 38 of this Prospectus.

Eaton Vance Municipal Income Funds26Prospectus dated January 1, 2022

Oregon Municipal Income Fund

Investment Objective

The Fund's investment objective is to provide current income exempt from regular federal income tax and Oregon state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 54 of this Prospectus and page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.33%	0.33%	0.33%
Distribution and Service (12b-1) Fees	0.20%	0.95%	None
Other Expenses	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.65%	1.40%	0.45%

Example. . This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$538	$673	$820	$1,247	$538	$673	$820	$1,247
Class C shares	$243	$443	$766	$1,475	$143	$443	$766	$1,475
Class I shares	$46	$144	$252	$567	$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  25% of the average value of its portfolio.

Eaton Vance Municipal Income Funds27Prospectus dated January 1, 2022

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”). The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in obligations rated below investment grade and in unrated obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest a greater percentage of its assets in a smaller number of issuers than a fund that is “diversified.” The Fund may invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities. There is no stated limit on the Fund’s use of derivatives.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more but may acquire municipal obligations with shorter maturities or that are subject to shorter call provisions.  The Fund’s portfolio could have a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  In such case, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).  The Fund may invest in pooled investment vehicles, including exchange-traded funds (“ETFs”), in order to seek exposure to the municipal markets or municipal market sectors.  The Fund may invest in restricted securities.

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager may also consider financially material environmental, social and governance factors when evaluating an issuer.  These considerations may be taken into account alongside other factors in the investment selection process.  The portfolio manager also may trade securities to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.  Fixed-income markets may experience periods of relatively high volatility.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.

Eaton Vance Municipal Income Funds28Prospectus dated January 1, 2022

Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities.  Because the Fund is managed toward an income objective, it may hold more longer duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.  Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.  Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

Sector and Geographic Risk.  Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly.  General obligation bonds issued by municipalities can be adversely affected by economic downturns and any resulting decline in tax revenues.  Revenue bonds can be adversely affected by the negative economic viability of the facility or revenue source.  Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands, Guam and American Samoa.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying

Eaton Vance Municipal Income Funds29Prospectus dated January 1, 2022 reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Leverage Risk.  Certain Fund transactions may give rise to leverage.  Leverage can result from a non-cash exposure to an underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risk of Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense as a liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Risks of Principal Only Investments. Principal only investments entitle the Fund to receive the stated value of such investment when held to maturity. The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than obligations that pay interest currently. The Fund will accrue income on these investments and distribute that income each year. The Fund may be required to sell other investments to obtain cash needed for such income distributions.

Pooled Investment Vehicles Risk. Pooled investment vehicles are open- and closed-end investment companies and exchange-traded funds (“ETFs”). Pooled investment vehicles are subject to the risks of investing in the underlying securities or other investments. Shares of closed-end investment companies and ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of a pooled investment vehicle in which it invests.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Eaton Vance Municipal Income Funds30Prospectus dated January 1, 2022

Tax-Sensitive Investing Risk. The Fund may hold a security in order to achieve more favorable tax-treatment or sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations.  The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Calendar year-by-year total return (Class A)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	13.99%	12.03%	-10.91%	11.63%	3.11%	2.12%	2.80%	2.34%	6.45%	5.59%

For the ten years ended December 31, 2020, the highest quarterly total return for Class A was 6.57% for the quarter ended June 30, 2011, and the lowest quarterly return was -7.00% for the quarter ended June 30, 2013.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2020 to September 30, 2021) was -0.10%.

Eaton Vance Municipal Income Funds31Prospectus dated January 1, 2022

Average Annual Total Return as of December 31, 2020	One Year	Five Years	Ten Years
Class A Return Before Taxes	0.63%	2.85%	4.18%
Class A Return After Taxes on Distributions	0.63%	2.84%	4.17%
Class A Return After Taxes on Distributions and Sale of Class A Shares	1.33%	2.88%	4.09%
Class C Return Before Taxes	3.74%	3.05%	3.91%
Class I Return Before Taxes	5.79%	4.04%	4.89%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.21%	3.91%	4.62%
Bloomberg Oregon Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.02%	3.97%	4.76%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Managers

William J. Delahunty, Jr., Vice President of BMR, who has managed the Fund since October 2021.

Christopher J. Eustance, Vice President of BMR, has managed the Fund since December 2019.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 38 of this Prospectus.

Eaton Vance Municipal Income Funds32Prospectus dated January 1, 2022

South Carolina Municipal Income Fund

Investment Objective

The Fund's investment objective is to provide current income exempt from regular federal income tax and South Carolina state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 54 of this Prospectus and page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class C	Class I
Management Fees		0.33%	0.33%	0.33%
Distribution and Service (12b-1) Fees		0.20%	0.95%	None
Other Expenses		0.12%	0.12%	0.12%
Interest Expense	0.01%
Expenses other than Interest Expense	0.11%
Total Annual Fund Operating Expenses		0.65%	1.40%	0.45%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$538	$673	$820	$1,247	$538	$673	$820	$1,247
Class C shares	$243	$443	$766	$1,475	$143	$443	$766	$1,475
Class I shares	$46	$144	$252	$567	$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  20% of the average value of its portfolio.

Eaton Vance Municipal Income Funds33Prospectus dated January 1, 2022

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”). The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in obligations rated below investment grade and in unrated obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest a greater percentage of its assets in a smaller number of issuers than a fund that is “diversified.” The Fund may invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities. There is no stated limit on the Fund’s use of derivatives.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more but may acquire municipal obligations with shorter maturities or that are subject to shorter call provisions.  The Fund’s portfolio could have a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  In such case, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).  The Fund may invest in pooled investment vehicles, including exchange-traded funds (“ETFs”), in order to seek exposure to the municipal markets or municipal market sectors.  The Fund may invest in restricted securities.

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager may also consider financially material environmental, social and governance factors when evaluating an issuer.  These considerations may be taken into account alongside other factors in the investment selection process.  The portfolio manager also may trade securities to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.  Fixed-income markets may experience periods of relatively high volatility.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.

Eaton Vance Municipal Income Funds34Prospectus dated January 1, 2022

Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities.  Because the Fund is managed toward an income objective, it may hold more longer duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.  Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.  Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

Sector and Geographic Risk.  Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly.  General obligation bonds issued by municipalities can be adversely affected by economic downturns and any resulting decline in tax revenues.  Revenue bonds can be adversely affected by the negative economic viability of the facility or revenue source.  Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands, Guam and American Samoa.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying

Eaton Vance Municipal Income Funds35Prospectus dated January 1, 2022 reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Leverage Risk.  Certain Fund transactions may give rise to leverage.  Leverage can result from a non-cash exposure to an underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risk of Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense as a liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Risks of Principal Only Investments. Principal only investments entitle the Fund to receive the stated value of such investment when held to maturity. The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than obligations that pay interest currently. The Fund will accrue income on these investments and distribute that income each year. The Fund may be required to sell other investments to obtain cash needed for such income distributions.

Pooled Investment Vehicles Risk. Pooled investment vehicles are open- and closed-end investment companies and exchange-traded funds (“ETFs”). Pooled investment vehicles are subject to the risks of investing in the underlying securities or other investments. Shares of closed-end investment companies and ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of a pooled investment vehicle in which it invests.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Eaton Vance Municipal Income Funds36Prospectus dated January 1, 2022

Tax-Sensitive Investing Risk. The Fund may hold a security in order to achieve more favorable tax-treatment or sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations.  The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Calendar year-by-year total return (Class A)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	12.27%	10.38%	-7.29%	12.63%	3.25%	1.32%	2.88%	2.02%	5.65%	4.60%

For the ten years ended December 31, 2020, the highest quarterly total return for Class A was 6.17% for the quarter ended June 30, 2011, and the lowest quarterly return was -5.37% for the quarter ended June 30, 2013.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2020 to September 30, 2021) was 0.31%.

Eaton Vance Municipal Income Funds37Prospectus dated January 1, 2022

Average Annual Total Return as of December 31, 2020	One Year	Five Years	Ten Years
Class A Return Before Taxes	-0.32%	2.27%	4.10%
Class A Return After Taxes on Distributions	-0.33%	2.26%	4.10%
Class A Return After Taxes on Distributions and Sale of Class A Shares	0.70%	2.35%	4.00%
Class C Return Before Taxes	3.00%	2.53%	3.85%
Class I Return Before Taxes	4.81%	3.48%	4.82%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.21%	3.91%	4.62%
Bloomberg South Carolina Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.64%	4.22%	4.73%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Managers

William J. Delahunty, Jr., Vice President of BMR, who has managed the Fund since October 2021.

Christopher J. Eustance, Vice President of BMR, has managed the Fund since December 2019.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 38 of this Prospectus.

Eaton Vance Municipal Income Funds38Prospectus dated January 1, 2022

Virginia Municipal Income Fund

Investment Objective

The Fund's investment objective is to provide current income exempt from regular federal income tax and Virginia state personal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.  You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 54 of this Prospectus and page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class C	Class I
Management Fees		0.28%	0.28%	0.28%
Distribution and Service (12b-1) Fees		0.20%	0.95%	None
Other Expenses		0.20%	0.20%	0.20%
Interest Expense	0.01%
Expenses other than Interest Expense	0.19%
Total Annual Fund Operating Expenses		0.68%	1.43%	0.48%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$541	$682	$836	$1,281	$541	$682	$836	$1,281
Class C shares	$246	$452	$782	$1,509	$146	$452	$782	$1,509
Class I shares	$49	$154	$269	$604	$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was  33% of the average value of its portfolio.

Eaton Vance Municipal Income Funds39Prospectus dated January 1, 2022

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s investment objective (the “80% Policy”). The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in obligations rated below investment grade and in unrated obligations considered to be of comparable quality by the investment adviser (“junk bonds”). The Fund will not invest more than 10% of its net assets in obligations rated below B or in unrated obligations considered to be of comparable quality by the investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest a greater percentage of its assets in a smaller number of issuers than a fund that is “diversified.” The Fund may invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities. There is no stated limit on the Fund’s use of derivatives.

In pursuing its investment objective, the Fund normally acquires municipal obligations with maturities of ten years or more but may acquire municipal obligations with shorter maturities or that are subject to shorter call provisions.  The Fund’s portfolio could have a longer average maturity than is typical of many other funds that invest primarily in municipal obligations.  In such case, the interest rate risk described below may be more significant for the Fund.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).  The Fund may invest in pooled investment vehicles, including exchange-traded funds (“ETFs”), in order to seek exposure to the municipal markets or municipal market sectors.  The Fund may invest in restricted securities.

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio manager may also consider financially material environmental, social and governance factors when evaluating an issuer.  These considerations may be taken into account alongside other factors in the investment selection process.  The portfolio manager also may trade securities to minimize taxable capital gains to shareholders.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.  Fixed-income markets may experience periods of relatively high volatility.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.

Eaton Vance Municipal Income Funds40Prospectus dated January 1, 2022

Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities.  Because the Fund is managed toward an income objective, it may hold more longer duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.  Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.  Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

Sector and Geographic Risk.  Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly.  General obligation bonds issued by municipalities can be adversely affected by economic downturns and any resulting decline in tax revenues.  Revenue bonds can be adversely affected by the negative economic viability of the facility or revenue source.  Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands, Guam and American Samoa.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying

Eaton Vance Municipal Income Funds41Prospectus dated January 1, 2022 reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Leverage Risk.  Certain Fund transactions may give rise to leverage.  Leverage can result from a non-cash exposure to an underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risk of Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense as a liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Risks of Principal Only Investments. Principal only investments entitle the Fund to receive the stated value of such investment when held to maturity. The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than obligations that pay interest currently. The Fund will accrue income on these investments and distribute that income each year. The Fund may be required to sell other investments to obtain cash needed for such income distributions.

Pooled Investment Vehicles Risk. Pooled investment vehicles are open- and closed-end investment companies and exchange-traded funds (“ETFs”). Pooled investment vehicles are subject to the risks of investing in the underlying securities or other investments. Shares of closed-end investment companies and ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of a pooled investment vehicle in which it invests.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Eaton Vance Municipal Income Funds42Prospectus dated January 1, 2022

Tax-Sensitive Investing Risk. The Fund may hold a security in order to achieve more favorable tax-treatment or sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations.  The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Calendar year-by-year total return (Class A)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	6.40%	7.80%	-2.44%	6.39%	3.38%	1.70%	2.37%	1.69%	6.02%	5.31%

For the ten years ended December 31, 2020, the highest quarterly total return for Class A was 4.37% for the quarter ended June 30, 2011, and the lowest quarterly return was -2.97% for the quarter ended June 30, 2013.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2020 to September 30, 2021) was 0.05%.

Eaton Vance Municipal Income Funds43Prospectus dated January 1, 2022

Average Annual Total Return as of December 31, 2020	One Year	Five Years	Ten Years
Class A Return Before Taxes	0.26%	2.41%	3.32%
Class A Return After Taxes on Distributions	0.25%	2.37%	3.30%
Class A Return After Taxes on Distributions and Sale of Class A Shares	1.16%	2.50%	3.34%
Class C Return Before Taxes	3.50%	2.66%	3.06%
Class I Return Before Taxes	5.52%	3.61%	4.03%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.21%	3.91%	4.62%
Bloomberg Virginia Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.19%	3.60%	4.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Manager.  The Fund is managed by Trevor G. Smith, Vice President of BMR, who has managed the Fund since December 2019.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 38 of this Prospectus.

Eaton Vance Municipal Income Funds44Prospectus dated January 1, 2022

Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.

You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from a Fund either by writing to the Fund, P.O. Box 9653, Providence, RI  02940-9653, or by calling 1-800-262-1122.  The minimum initial purchase or exchange into a Fund is $1,000 for each Class (with the exception of Class I) and $250,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

Each Fund’s distributions are expected to primarily be exempt from regular federal income tax and the state taxes specified in the Fund’s objective.  However, the Fund may also distribute taxable income to the extent that it invests in taxable municipal obligations or other obligations which generate taxable income.  Distributions of any net realized gains are expected to be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Eaton Vance Municipal Income Funds45Prospectus dated January 1, 2022

Investment Objectives & Principal Policies and Risks

The investment objective and principal investment policies and risks of each Fund are described in its Fund Summary.  Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which each Fund may engage from time to time, unless otherwise noted.  References to the Fund below are to each Fund.  See also “Strategies and Risks” in the Statement of Additional Information (“SAI”).

Definitions.  As used herein, the following terms have the indicated meaning: “1940 Act” means the Investment Company Act of 1940, as amended; “1933 Act” means the Securities Act of 1933, as amended; “Code” means the Internal Revenue Code of 1986, as amended; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; and “investment adviser” means the Fund’s investment adviser but if the Fund is sub-advised, it refers to the sub-adviser(s) providing day-to-day management with respect to the investments or strategies discussed.

Municipal Obligations.  Municipal obligations include bonds, notes, floating-rate notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of municipal debt for a wide variety of both public and private purposes.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed.  Municipal obligations also include municipal lease obligations and certificates of participations in municipal leases.  A municipal lease obligation is a bond that is secured by lease payments made by the party, typically a state or municipality, leasing the facilities (e.g., schools or office buildings) that were financed by the bond.  Such lease payments may be subject to annual appropriation or may be made only from revenues associated with the facility financed.  In other cases, the leasing state or municipality is obligated to appropriate funds from its general tax revenues to make lease payments as long as it utilizes the leased property.  A certificate of participation (also referred to as a “participation”) in a municipal lease is an instrument evidencing a pro rata share in a specific pledged revenue stream, usually lease payments by the issuer that are typically subject to annual appropriation.  The certificate generally entitles the holder to receive a share, or participation, in the payments from a particular project.

Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

The Fund may invest in zero coupon bonds, which do not make cash interest payments during a portion or all of the life of the bond. Instead, such bonds are sold at a deep discount to face value, and the interest consists of the gradual appreciation in price as the bond approaches maturity.  Zero coupon bonds can be an attractive financing method for issuers with near-term cash-flow problems or seeking to preserve liquidity.  Principal only investments entitle the Fund to receive the stated value of such investment when held to maturity.

Certain municipal obligations are issued with interest rates that adjust periodically.  Such municipal floating-rate debt obligations are generally indexed to LIBOR, the Securities Industry and Financial Markets Association index, the Consumer Price Index or other indices. Municipal floating-rate debt obligations include, but are not limited to, municipal floating-rate notes, floating-rate notes issued by tender option bond trusts, auction rate preferred securities, synthetic floating-rate securities (e.g., a fixed-rate instrument that is subject to a swap agreement converting a fixed rate to a floating rate) and other municipal instruments with floating interest rates (such as variable rate demand preferred shares and variable rate term preferred shares).

The interest on tax-exempt municipal obligations is (in the opinion of the issuer’s counsel) exempt from regular federal income and state or local taxes, as applicable. Income from certain types of municipal obligations generally may be subject to the federal alternative minimum tax (the “AMT”) for individuals.  Investors subject to AMT should consult their tax advisors.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts.  The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes.  The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest.  The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.  General obligation bonds issued by municipalities can be adversely affected by economic downturns and the resulting decline in tax revenues, pension funding risk, other post-employment benefit risk, budget imbalances, taxing ability risk, lack of political willpower and federal funding risk, among others.  Revenue bonds can be adversely affected by the negative economic viability of the facility or revenue source.  Industrial development bonds are normally secured by the revenues from the project and not by state or local government tax payments.  They are subject to a wide variety of risks, many of which relate to the nature of the specific project.  Generally, industrial development bonds are sensitive to the risk of a slowdown in the economy.   Many municipal obligations provide the issuer the option to “call,” or redeem, its securities. As such, the effective maturity of a municipal obligation may be reduced as the result of such call provisions and, if an

Eaton Vance Municipal Income Funds46Prospectus dated January 1, 2022 investment is called in a declining interest rate environment, the proceeds from the called bond may have to be reinvested at a lower interest rate.

The values of zero coupon bonds and principal only investments are subject to greater fluctuation in response to changes in market interest rates than municipal obligations that pay interest currently.  The Fund is required to distribute to shareholders income imputed to any zero coupon bonds or principal only investments even though such income may not be received by the Fund as distributable cash. Such distributions could reduce the Fund’s reserve position and require it to sell securities and incur a gain or loss at a time it may not otherwise want to in order to provide the cash necessary for these distributions.

Credit Risk.  Investments in debt instruments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.  Municipal obligations may be insured as to principal and interest payments.  If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. the Fund is also exposed to credit risk when it engages in certain types of derivatives transactions and when it engages in transactions that expose the Fund to counterparty risk. See “Derivatives.”

In evaluating the quality of a particular instrument, the investment adviser (or sub-adviser, if applicable) may take into consideration, among other things, a credit rating assigned by a credit rating agency, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Credit rating agencies are private services that provide ratings of the credit quality of certain investments. Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s credit analysis, if applicable, at the time of rating. As such, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.

For purposes of determining compliance with the Fund’s credit quality restrictions, if any, the Fund’s investment adviser (or sub-adviser, if applicable) relies primarily on the ratings assigned by credit rating agencies but may, in the case of unrated instruments, perform its own credit and investment analysis to determine an instrument’s credit quality.  A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security credit rating (for example, BBB- and Baa3 are within the investment grade rating) for purposes of the Fund’s investment limitations.  If an instrument is rated differently by two or more rating agencies, the highest rating will be used for any Fund rating restrictions.

Duration.   Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures.  As the value of a security changes over time, so will its duration.  Various techniques may be used to shorten or lengthen Fund duration.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.  Because the Fund is managed toward an income objective, it may hold more longer duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.  Certain factors, such as the presence of call features, may cause a particular fixed-income security, or the Fund as a whole, to exhibit less sensitivity to changes in interest rates.  Certain of the Fund's investments may also be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively.  When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively

Eaton Vance Municipal Income Funds47Prospectus dated January 1, 2022 affected). Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested.

LIBOR.  The London Interbank Offered Rate or LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association.  LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans.  It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements.  In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Many market participants are in the process of transitioning to the use of alternative reference or benchmark rates.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain.  The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of temporary borrowing for the Fund, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable.

Various financial industry groups are planning for the transition away from LIBOR, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England. Both SOFR and SONIA, as well as certain other proposed replacement rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR need to be made to accommodate the differences. Liquid markets for newly-issued instruments that use an alternative reference rate are still developing. Consequently, there may be challenges for a Fund to enter into hedging transactions against instruments tied to alternative reference rates until a market for such hedging transactions develops.

Additionally, while some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative or “fallback” rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments have such fallback provisions, and many that do, do not contemplate the permanent cessation of LIBOR. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include fallback provisions to alternative reference rates, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments maturing after the end of 2021, particularly with respect to legacy cash products.  Although there are ongoing efforts among certain government entities and other organizations to address these uncertainties, the ultimate effectiveness of such efforts is not yet known.

Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects may occur prior to the discontinuation. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Lower Rated Investments.  Investments in obligations rated below investment grade and comparable unrated securities (sometimes referred to as “junk”) generally entail greater economic, credit and liquidity risks than investment grade securities.  Lower rated investments have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Because of the greater number of investment considerations involved in investing in investments that receive lower ratings, investing in lower rated investments depends more on the investment adviser’s judgment and analytical abilities than may be the case for investing in investments with higher ratings.  While the investment adviser will attempt to reduce the risks of investing in lower rated or unrated securities through, among other things, active portfolio management, credit

Eaton Vance Municipal Income Funds48Prospectus dated January 1, 2022 analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that the investment adviser will be successful in doing so.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments may be acquired in the United States or abroad consistent with the Fund’s investment strategy and may include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Fund obligations created pursuant to derivative instruments may give rise to leverage, which would subject the Fund to the requirements described under “Asset Coverage” in the Fund’s SAI.  The Fund may invest in a derivative transaction if it is permitted to own, invest in, or otherwise have economic exposure to the reference instrument.  Depending on the type of derivative instrument and the Fund’s investment strategy, a reference instrument could be a security, instrument, index, currency, commodity, economic indicator or event (“reference instruments”).  The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities.  The Fund may trade in the specific type(s) and/or combinations of derivative transactions listed below.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, market, tax and leverage risks.  Certain derivatives may also be subject to credit risk and interest rate risk.  In addition, derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, indices or instruments they are designed to hedge or closely track.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments.   Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Fund.

The U.S. and non-U.S. derivatives markets have undergone substantial changes in recent years as a result of changes under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and regulatory changes in Europe, Asia and other non-U.S. jurisdictions.  In particular, the Dodd-Frank Act and related regulations require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that will continue to change derivatives markets as regulations are implemented.  As of October 28, 2020, the SEC has adopted new regulations that may significantly alter a Fund’s regulatory obligations with regard to its derivatives usage. In particular, the new regulations will, upon implementation, eliminate the current asset segregation framework for covering derivatives and certain other financial instruments, impose new responsibilities on the Board and establish new reporting and recordkeeping requirements for a Fund and may, depending on the extent to which a Fund uses derivatives, impose value at risk limitations on a Fund’s use of derivatives, and require the Fund’s Board to adopt a derivative risk management program. The implementation of these requirements may limit the ability of a Fund to use derivative instruments as part of its investment strategy, increase the costs of using these instruments or make them less effective. Additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions.  Fund management cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new government regulation will not adversely affect the Fund’s performance or ability to achieve its investment objectives.

Eaton Vance Municipal Income Funds49Prospectus dated January 1, 2022

Residual Interest Bonds.  Residual interest bonds are issued by a trust (the “trust”) that holds municipal obligations. The value of residual interest bonds is derived from the value of such obligations.  The trust also issues floating-rate notes to third parties that may be senior to the residual interest bonds. Residual interest bonds make interest payments to holders of the residual interest that bear an inverse relationship to the interest rate paid on the floating-rate notes. As required by applicable accounting standards, the Fund records interest expense as a liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense. While residual interest bonds create leverage, they do not constitute borrowings for purposes of the Fund’s restrictions on borrowings.

Futures Contracts. Futures are standardized, exchange-traded contracts. Futures contracts on securities obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the financial instrument called for in the contract at a specified future date at a specified price. An index futures contract obligates the purchaser to take, and a seller to deliver, an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions, and physical delivery of financial instruments or delivery of cash, as applicable, is thereby avoided.  An option on a futures contract gives the holder the right to enter into a specified futures contract.

Interest Rate Swaps.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating-rate payments.

Credit Default Swaps.  Credit default swap agreements (“CDS”) enable the Fund to buy or sell credit protection on an individual issuer or basket of issuers (i.e., the reference instrument).  The Fund may enter into CDS to gain or short exposure to a reference instrument. Long CDS positions are utilized to gain exposure to a reference instrument (similar to buying the instrument) and are akin to selling insurance on the instrument. Short CDS positions are utilized to short exposure to a reference instrument (similar to shorting the instrument) and are akin to buying insurance on the instrument.

Under a CDS, the protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event, such as a default, on a reference instrument has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the reference instrument in exchange for an equal face amount of the reference instrument described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event.  The Fund’s obligations under a CDS will be accrued daily (offset against any amounts owed to the Fund).

In response to market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit the Fund’s ability to use CDS and/or the benefits of CDS. CDS may be difficult to value and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund may have difficulty, be unable or may incur additional costs to acquire any securities or instruments it is required to deliver under a CDS.  The Fund many have limited ability to eliminate its exposure under a CDS either by assignment or other disposition, or by entering into an offsetting swap agreement.  The Fund also may have limited ability to eliminate its exposure under a CDS if the reference instrument has declined in value.

Options.  Options may be traded on an exchange and OTC. By buying a put option on a particular instrument, the Fund acquires a right to sell the underlying instrument at the exercise price.  By buying a put option on an index, the Fund acquires a right to receive the cash difference between the strike price of the option and the index price at expiration. A purchased put position also typically can be sold at any time by selling at prevailing market prices.  Purchased put options generally are expected to limit the Fund's risk of loss through a decline in the market value of the underlying security or index until the put option expires.  When buying a put option, the Fund pays a premium to the seller of the option.  If the price of the underlying security or index is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller.  The Fund may purchase uncovered put options on securities, meaning it will not own the securities underlying the option.

The Fund may also write (i.e., sell) put options. The Fund will receive a premium for selling a put option, which may increase the Fund's return. In selling a put option on a security, the Fund has the obligation to buy the security at an agreed upon price if the price of such instrument decreases below the exercise price.  By selling a put option on an index, the Fund has an obligation to make a payment to the buyer to the extent that the value of the index decreases below the exercise price as of the option valuation date.  If the value of the underlying security or index on the option’s

Eaton Vance Municipal Income Funds50Prospectus dated January 1, 2022 expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holder.

The Fund may purchase call options.  By purchasing a call option on a security, the Fund has the right to buy the security at the option’s exercise price.  By buying a call option on an index, the Fund acquires the right to receive the cash difference between the market price of the index and strike price at expiration.  Call options typically can be exercised any time prior to option maturity or, sold at the prevailing market price.

The Fund may also write (i.e., sell) a call option on a security or index in return for a premium.  A call written on a security obligates the Fund to deliver the underlying security at the option exercise price.  Written index call options obligate the Fund to make a cash payment to the buyer at expiration if the market price of the index is above the option strike price. Calls typically can also be bought back by the Fund at prevailing market prices and the Fund also may enter into closing purchase transactions with respect to written call options.

The Fund’s options positions are marked to market daily.  The value of options is affected by changes in the value and dividend rates of their underlying instruments, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market.  The hours of trading for options may not conform to the hours during which the underlying instruments are traded.  To the extent that the options markets close before markets for the underlying instruments, significant price and rate movements can take place in the markets that would not be reflected concurrently in the options markets.

The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge.  As the seller of a covered call option or an index call option, the Fund may forego, during the option’s life, the opportunity to profit from increases in the market value of the underlying instrument covering the call option above the sum of the premium received by the Fund and the exercise price of the call.  The Fund also retains the risk of loss, minus the option premium received, should the price of the underlying instrument decline.

Participants in OTC markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. OTC option contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC options becomes restricted. The ability of the Fund to transact business with any one or a number of counterparties may increase the potential for losses to the Fund, due to the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement of the options.

Total Return Swaps.  A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a reference instrument during the specified period, in return for periodic payments from the other party that are based on a fixed or variable interest rate or the total return of the reference instrument or another reference instrument.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “note issuer”) with respect to which the reference instrument is a single bond, a portfolio of bonds or the unsecured credit of an issuer, in general (each a “reference credit”). The purchaser of the CLN (the “note purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the reference credit. Upon maturity of the CLN, the note purchaser will receive a payment equal to: (i) the original par amount paid to the note issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “credit event”) with respect to the issuer of the reference credit; or (ii) the market value of the reference credit, if a credit event has occurred. Depending upon the terms of the CLN, it is also possible that the note purchaser may be required to take physical delivery of the reference credit in the event of a credit event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the reference credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the reference credit.

Credit Options.  Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative at terms specified at the inception of the option.

Forward Rate Agreements.  Under a forward rate agreement, the Fund locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the Fund pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the Fund the difference between the two rates. Any such gain received by the Fund would be taxable.  These instruments are traded in the OTC market.

Eaton Vance Municipal Income Funds51Prospectus dated January 1, 2022

Maturity.  Average effective maturity is a weighted average of all the maturities of the Fund’s investments in income securities, computed by weighing each effective maturity date (which takes into account all mortgage prepayments, puts, calls and adjustable coupons) by the market value of the income security.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading, securities lending or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.

U.S. Treasury and Government Securities.  U.S. Treasury securities (“Treasury Securities”) include U.S. Treasury obligations that differ in their interest rates, maturities and times of issuance.  U.S. Government agency securities (“Agency Securities”) include obligations issued or guaranteed by U.S. Government agencies or instrumentalities and government-sponsored enterprises.  Agency Securities may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency, instrumentality or enterprise.

Government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Banks (“FHLBs”), the Private Export Funding Corporation (“PEFCO”), the Federal Deposit Insurance Corporation (“FDIC”), the Federal Farm Credit Banks (“FFCB”) and the Tennessee Valley Authority (“TVA”), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. Government.  Treasury Securities and Agency Securities also include any security or agreement collateralized or otherwise secured by Treasury Securities or Agency Securities, respectively.

Because of their high credit quality and market liquidity, U.S. Treasury and Agency Securities generally provide a lower current return than obligations of other issuers.  While the U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Build America Bonds. Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reimbursement Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. The Act authorized state and local governments to issue taxable bonds on which, assuming certain specified conditions were satisfied, issuers could either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in “principal only” strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or, if received, pass through to shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds.

Pursuant to the Act, the issuance of Build America Bonds ceased on December 31, 2010. As a result, the availability of such bonds is limited, which may adversely affect their liquidity.

Restricted Securities.  Securities held by the Fund may be legally restricted as to resale (such as those issued in private placements), including commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, securities eligible for resale pursuant to Rule 144A thereunder, and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States pursuant to Regulation S thereunder.  Restricted securities may not be listed on an exchange and may have no active trading market.  The Fund may incur additional expense when disposing of restricted securities, including all or a portion of the cost to register the securities.  The Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions.  In addition, if the investment adviser and/or sub-adviser, if applicable, receives non-public information about the issuer, the Fund may as a result be unable to sell the securities.

Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale. It may be difficult to sell restricted securities at a price representing fair value until such time as the securities may be sold publicly.  Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser and/or sub-adviser, if applicable, believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held.  Holdings of restricted securities may increase the level of Fund illiquidity if

Eaton Vance Municipal Income Funds52Prospectus dated January 1, 2022 eligible buyers become uninterested in purchasing them. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses.

Borrowing.   The Fund is permitted to borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions).  Any borrowings by the Fund are subject to the requirements of the 1940 Act.  Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s).  Fund borrowings may be equal to as much as 33 1/3% of the value of the Fund’s total assets (including such borrowings) less the Fund’s liabilities (other than borrowings).  The Fund will not purchase additional investments while outstanding borrowings exceed 5% of the value of its total assets.

In addition, the Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so.  The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

Cash and Money Market Instruments.  The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated investment company that invests in such instruments.  During unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market instruments temporarily, which may be inconsistent with its investment objective(s) and other policies.

Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Pooled Investment Vehicles.  The Fund may invest in pooled investment vehicles.  Pooled investment vehicles are open- and closed-end investment companies unaffiliated with the investment adviser, open-end investment companies affiliated with the investment adviser and exchange-traded funds (“ETFs”). Pooled investment vehicles are subject to the risks of investing in the underlying securities or other instruments that they own.  The market for common shares of closed-end investment companies and ETFs, which are generally traded on an exchange and may be traded at a premium or discount to net asset value, is affected by the demand for those securities, regardless of the value of such fund’s underlying securities.  Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to such fund’s net asset value.  The Fund will indirectly bear its proportionate share of any management fees and other operating expenses paid by unaffiliated and certain affiliated pooled investment vehicles in which it invests.  If such fees exceed 0.01%, the costs associated with such investments will be reflected under Acquired Fund Fees and Expenses in the Fund’s Annual Fund Operating Expenses table(s) in its Fund Summary. Requirements of the 1940 Act may limit the Fund’s ability to invest in other investment companies, including ETFs, unless the investment company has received an exemptive order from the SEC on which the Fund may rely.

Issuer Diversification.  The following applies to all Funds.  A “non-diversified” fund can invest more of its assets in a smaller number of issuers than diversified funds. Concentrating investments could result in greater potential losses than for funds investing in a broader variety of issuers.  However, the Fund intends to qualify as a regulated investment company under the Code. This requires the Fund to limit its investments so that, at the end of each fiscal quarter, at least 50% of the Fund’s total assets are invested in (i) cash and cash items, U.S. Government securities and securities of other regulated investment companies, and (ii) single issuers that are less than 5% of the total assets of the Fund and not more than 10% of the outstanding voting shares of the issuer.  In addition, at the end of each fiscal quarter, not more than 25% of the value of the Fund’s total assets can be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular investments or close derivative positions at an advantageous market price. Trading opportunities are also more limited for securities and other instruments that are not widely held or are traded in less developed markets.  These factors may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. It also may be more difficult to value less liquid investments.  These effects may be

Eaton Vance Municipal Income Funds53Prospectus dated January 1, 2022 exacerbated during times of financial or political stress. Increased Fund redemption activity also may increase liquidity risk due to the need of the Fund to sell portfolio investments and may negatively impact Fund performance.

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund will have invested more than 15% of its net assets in illiquid investments.  Illiquid investments mean any investments that the Fund’s investment adviser and/or sub-adviser, as applicable, reasonably expect cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.

Leverage. Certain types of Fund transactions may give rise to economic leverage, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund.

The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Research Process.  The Fund’s portfolio management utilizes information provided by, and the expertise of, the research staff of the investment adviser and/or certain of its affiliates in making investment decisions.  As part of the research process, portfolio management may consider financially material environmental, social and governance (“ESG”) factors.  Such factors, alongside other relevant factors, may be taken into account in the Fund’s securities selection process.

Tax-Sensitive Investing. The Fund may hold a security to achieve more favorable tax treatment or sell a security to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated by tax legislation or regulation.  The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Securities Lending.  The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers.  During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. Loans will only be made to firms that have been approved by the investment adviser, and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans will only be made when the investment adviser believes that the expected returns, net of expenses, justify the attendant risks.  Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned.  The Fund may engage in securities lending for total return as well as income, and may invest the collateral received from loans in investments in which the Fund may invest.  The Fund may pay lending fees to borrowers.  Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so.  The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially.  To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs.

Cybersecurity Risk.  With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading and NAV calculation, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Eaton Vance Municipal Income Funds54Prospectus dated January 1, 2022

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers.

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, limit a shareholder’s ability to purchase or redeem shares of the Fund or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs, or additional compliance costs. While many of the Fund’s service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.  The Fund and its shareholders could be negatively impacted as a result.

Recent Market Conditions.  An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn, which may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures.  In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

General.  The Fund's 80% Policy only may be changed with shareholder approval.  Unless otherwise stated, the Fund's investment objective and certain other policies may be changed without shareholder approval.  Shareholders will receive 60 days' advance written notice of any material change in the investment objective. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the SAI.  While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.   In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations or to widely accepted market conventions or standards could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.  With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks.  See “Additional Information about Investment Strategies and Risks” in the Fund’s SAI.

Eaton Vance Municipal Income Funds55Prospectus dated January 1, 2022

Converting to Hub and Spoke Structure. Each Fund may invest all of its investable assets in an open-end management investment company (“portfolio”) with substantially the same investment objective, policies and restrictions as the Fund. Any such portfolio would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund may initiate investments in a portfolio at any time without shareholder approval.

Management and Organization

Management. Each Fund’s investment adviser is Boston Management and Research (“BMR”).  BMR has offices at Two International Place, Boston, MA 02110.  Eaton Vance Management (“Eaton Vance”) and BMR and their predecessor organizations have been managing assets since 1924 and managing mutual funds since 1931.  Prior to March 1, 2021, Eaton Vance was a wholly owned subsidiary and BMR was an indirect wholly owned subsidiary of Eaton Vance Corp. (“EVC”).

On March 1, 2021, Morgan Stanley acquired EVC (the “Transaction”), and BMR and Eaton Vance each became an indirect, wholly owned subsidiary of Morgan Stanley.  In connection with the Transaction, each Fund entered into a new investment advisory agreement with its investment adviser.  Each such agreement was approved by Fund shareholders prior to the consummation of the Transaction and was effective upon its closing.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.  As of September 30, 2021, Morgan Stanley’s asset management operations had aggregate assets under management of approximately $1.5 trillion.

The investment adviser manages the investments of each Fund.  Under its investment advisory agreement with each Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee.  The fees are applied on the basis of the following categories.

Category	Total Daily Net Assets	Annual Asset Rate	Daily Income Rate
1	up to $20 million	0.100%	1.00%
2	$20 million but less than $40 million	0.200%	2.00%
3	$40 million but less than $500 million	0.300%	3.00%
4	$500 million but less than $1 billion	0.275%	2.75%
5	$1 billion but less than $1.5 billion	0.250%	2.50%
6	$1.5 billion but less than $2 billion	0.225%	2.25%
7	$2 billion but less than $3 billion	0.200%	2.00%
8	$3 billion and over	0.175%	1.75%

For the fiscal year ended August 31, 2021, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of each Fund, are stated below.

Fund	Net Assets on August 31, 2021	Advisory Fee
Georgia	$133,052,814	0.31%
Maryland	$99,454,251	0.28%
Missouri	$87,732,789	0.29%
North Carolina	$165,027,024	0.33%
Oregon	$180,377,183	0.33%
South Carolina	$172,561,538	0.33%
Virginia	$74,928,581	0.28%

Each Fund’s semi-annual report covering the fiscal period ended February 28, 2021 provides information regarding the basis for the Trustees’ approval of each Fund’s investment advisory agreement.

Eaton Vance Municipal Income Funds56Prospectus dated January 1, 2022

Trevor G. Smith and Julie P. Callahan are the portfolio managers of the Georgia Fund. Mr. Smith has managed the Fund since December 31, 2019 and Ms. Callahan has managed the Fund since October 1, 2021. Ms. Callahan has been a Vice President of Eaton Vance and BMR since September 2021 and has been a Managing Director at Morgan Stanley Investment Management Inc. (“MSIM”), an affiliate of Eaton Vance, since 2020. Prior to joining MSIM, she was a senior member of the municipal bond portfolio management team at PIMCO from 2011 to 2020. Mr. Smith is the portfolio manager of the Maryland Fund and the Virginia Fund. Mr. Smith has managed the Funds since December 31, 2019. Christopher J. Eustance is the portfolio manager of the Missouri Fund. Mr. Eustance has managed the Fund since December 31, 2019. Mr. Eustance and William J. Delahunty, Jr. are the portfolio managers of the North Carolina Fund, the Oregon Fund and the South Carolina Fund. Mr. Eustance has managed the Funds since December 31, 2019 and Mr. Delahunty has managed the Funds since October 1, 2021. Each portfolio manager is a Vice President of Eaton Vance and BMR and also manages other Eaton Vance portfolios. Mr. Smith, Mr. Eustance and Mr. Delahunty have each been employed by Eaton Vance for more than five years.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares with respect to which that portfolio manager has management responsibilities.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities.  Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

Organization. Each Fund is a series of Eaton Vance Municipals Trust, a Massachusetts business trust.  Each Fund offers multiple classes of shares.  Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights.  The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing Trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern Time).  If trading on the Exchange is halted for the day before the scheduled close of regular trading, each Fund’s net asset value per share generally will still be calculated as of the scheduled close of regular trading on the Exchange. The purchase price of Fund shares is their net asset value (plus any applicable sales charge), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Board has adopted procedures for valuing investments (the “Procedures”) and has delegated to the investment adviser(s) the daily valuation of such investments. Pursuant to the Procedures, securities and other investments held by a Fund are generally valued at market value. Exchange-listed investments (including certain derivatives) are normally valued at last sale or closing prices.  Exchange-traded options are valued at the mean of the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant exchange or board of trade for non-U.S. listed options.  Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.  Most loans and other debt obligations are valued using prices supplied by one or more pricing services.

An instrument’s “fair value” is the amount that the owner might reasonably expect to receive for the instrument upon its current sale in the ordinary course of business. Under certain limited circumstances, a Fund may use fair value pricing if, for example, market prices or a pricing service's prices (as applicable) are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued that cause or are likely to cause a market quotation to be unavailable or unreliable, such as corporate actions, regulatory news, or natural disasters or governmental actions that may affect investments in a particular sector, country or region.  An investment that is fair valued may be valued at a price higher or lower than (i) actual market quotations, (ii) the value determined by other funds using their own fair valuation procedures, or (iii) the price at which the investment could have

Eaton Vance Municipal Income Funds57Prospectus dated January 1, 2022 been sold during the period in which fair valuation was used with respect to such investment to calculate a Fund’s NAV.  Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

Set forth below is information about the manner in which each Fund offers shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. All variations described in Appendix A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. See also “Shareholder Account Features – ‘Street Name’ Accounts.” For the variations applicable to shares offered through certain financial intermediaries, please see Appendix A – Financial Intermediary Sales Charge Variations. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with a Fund or through another intermediary.

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address).  Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that the order is complete and contains all necessary information) by a Fund’s transfer agent.  A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. Eastern Time) for your purchase to be effected at that day’s net asset value.  If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason.  The U.S. registered funds sponsored by the Eaton Vance organization (the “Eaton Vance funds”) generally do not accept investments from residents of the European Union, the United Kingdom or Switzerland.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.  The Funds do not issue share certificates.

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft-Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts (“IRAs”) are not employer sponsored retirement plans for purposes of this definition.

Class A and Class C Shares

Your initial investment must be at least $1,000.  After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address).  Please include your name and account number and the name of the Fund and Class of shares with each investment.  Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified.  Any direct purchase received by a Fund's transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the SAI).

Class I Shares

Your initial investment must be at least $250,000, except as noted below.  Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor.  An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker.  Each Fund offers other share classes that have different fees and expenses.  Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance.

Eaton Vance Municipal Income Funds58Prospectus dated January 1, 2022

The Class I minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the SAI). The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire.  To make an initial investment by wire, you must complete an account application and telephone Eaton Vance Shareholder Services at 1-800-262-1122  to be assigned an account number.  You may request an account application by calling 1-800-262-1122  Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).  Shareholder Services must be advised by telephone of each additional investment by wire.

Subsequent Investments. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account provided such investments equal a minimum of $200 per year. You can establish bank automated investing on the account application or by providing written instructions to the Fund’s transfer agent. Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time) for further information.

You also may make additional investments by accessing your account via the Eaton Vance website at www.eatonvance.com. The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Eaton Vance website (provided the request is on a business day and submitted no later than the close of regular trading on the Exchange). For more information about purchasing shares through the Internet, please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

Inactive Accounts.  In accordance with state “unclaimed property” (also known as “escheatment”) laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state if no account activity or contact with the Fund or your financial intermediary occurs within a specified period of time.  Please initiate contact a least once per calendar year and maintain a current and valid mailing address on record for your account.  For more information, please see https://funds.eatonvance.com/mutual-funds-and-abandoned-property.php  or please contact us at 1-800-262-1122.

Restrictions on Excessive Trading and Market Timing.  The Funds are not intended for excessive trading or market timing.  Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or illiquid, is susceptible to the risk that the current market price for such securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”).  The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”).  The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price arbitrage to the detriment of the Funds.

The Boards of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects (the “Policy”).  Under the Policy, the Board has delegated to Eaton Vance the responsibility to reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of a shareholder to invest in the Eaton Vance funds if Eaton Vance determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to a Fund.

Pursuant to the Policy, two “round-trips” completed by a Fund shareholder within 90 days through one or more accounts (the “Limitation”) generally will be deemed to be indicative of market timing or trading excessively in fund shares.  A “round trip” is defined as a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the Fund.  Purchases and redemptions subject to the Limitation include those made by exchanging to or from another fund. Eaton Vance will evaluate transactions in Fund shares that violate the Limitation to determine whether they are likely

Eaton Vance Municipal Income Funds59Prospectus dated January 1, 2022 to be detrimental to the Fund. In making such a determination, Eaton Vance may consider various factors, such as the amount, frequency and nature of trading activity. If such a determination is made, a Fund shareholder may be subject to restrictions on trading Fund shares, as described above.  Eaton Vance uses reasonable efforts to detect market timing and excessive trading activity that is likely to be detrimental to a Fund, but it cannot ensure that it will be able to identify all such cases.  Eaton Vance may also reject or cancel any purchase order (including an exchange) from a shareholder or group of shareholders for any other reason.  In applying the Policy, and in particular when determining whether a transaction is likely to be detrimental to a Fund, Eaton Vance will be required to make judgments that are inherently subjective and will depend on the specific facts and circumstances. Such determinations will be made in a manner believed to be in the best interest of a Fund’s shareholders.  No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the Policy because they generally do not raise market timing or excessive trading concerns:

•transactions (i) made pursuant to a Fund’s systematic purchase, exchange or redemption plan, (ii) made as the result of automatic reinvestment of dividends or distributions, or (iii) initiated by a Fund (e.g., for transactions due to a failure to meet applicable account minimums);

•transactions made by participants in employer sponsored retirement plans involving (i) participant payroll or employer contributions or loan repayments, (ii) redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or (iii) rollovers;

•transactions in shares of Eaton Vance Short Duration Government Income Fund; or

•investments in a fund by ReFlow in connection with the ReFlow liquidity program (if applicable to a Fund, the ReFlow liquidity program is described under “Investment Objectives & Principal Policies and Risks” above).

The following Fund share transactions generally are exempt from the Limitation; however, these transactions are subject to monitoring by Eaton Vance and may be subject to restrictions if deemed likely to be detrimental to a Fund:

•transactions made by model-based discretionary advisory accounts; or

•transactions made by funds that invest in a Fund as part of an asset reallocation in accordance with their investment policies or in response to Fund inflows and outflows.

It may be difficult for Eaton Vance to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries.  Eaton Vance has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Policy to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund.  Eaton Vance may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund.  Such policy may be more or less restrictive than the Policy.  Although Eaton Vance reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, Eaton Vance typically will not request or receive individual account data unless suspicious trading activity is identified.  Eaton Vance generally relies on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own policies or the Policy.  Eaton Vance cannot ensure that these financial intermediaries will in all cases apply the Policy or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and privileges, and will likely have different share prices due to differences in class expenses.  A share class also may be subject to a sales charge.  In choosing the class of shares that suits your investment needs, you should consider:

•how long you expect to own your shares;

•how much you intend to invest; and

•the total operating expenses associated with owning each class.

Each investor’s considerations are different.  You should speak with your financial intermediary to help you decide which class of shares to purchase.  Set forth below is a brief description of each class of shares offered by the Funds.

Eaton Vance Municipal Income Funds60Prospectus dated January 1, 2022

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%.  This charge is deducted from the amount you invest.  The Class A sales charge is reduced for purchases of $50,000 or more.  The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below.  Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below.  Class A shares pay distribution and service fees equal to 0.20% annually of average daily net assets.

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge.  If you sell your Class C shares within 12 months of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC.”  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 0.95% annually of average daily net assets.  Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate market value of all Eaton Vance fund shares held within the purchasing shareholder’s account(s)) is $1 million or more.  Investors considering cumulative purchases of $1 million or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary.  Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified.  Any direct purchase received by a Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.  In addition, Class C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with the Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor.  An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker.  Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates, and certain persons affiliated with Eaton Vance (including employees, officers and directors of Eaton Vance’s affiliates). Class I shares do not pay distribution or service fees.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries (which may include affiliates of the principal underwriter and investment adviser) who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs.  Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary.  Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds.  The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Eaton Vance funds and are compensated for such services by the funds.  As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

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Sales Charges

Class A Front-End Sales Charge.  Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment.  The current sales charge schedule is:

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but less than $5,000,000	0.00**	0.00**	TIERED**
$5,000,000 or more	0.00**	0.00**	TIERED**

*Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**No sales charge is payable at the time of purchase on investments of $1 million or more.  The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 0.75% on amounts of $1 million or more but less than $5 million; plus 0.50% on amounts of $5 million or more.   A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

Reducing or Eliminating Class A Sales Charges.  Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention.  To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation.  Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more.  Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts.  In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and IRAs) may be combined for purposes of the right of accumulation.  Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants.  You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention.  Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges.  Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention.  Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.  A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.  If during the 13-month period you redeem any of the shares that you purchased pursuant to the statement of intention, the value of the redeemed shares will not be included for purposes of satisfying your statement of intention.  For additional information about statements of intention, see “Sales Charges” in the SAI.

Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers; or (iii) employer sponsored retirement plans.   Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; direct purchases of shares by accounts where no financial intermediary is specified; and to certain fund service providers as described in the SAI.  Class A shares are also offered at net asset value to shareholders who make a permitted direct transfer or roll-over to an Eaton Vance prototype IRA from an employer-sponsored retirement plan previously invested in Eaton Vance funds (applicable only to the portion previously invested in Eaton Vance funds), provided that sufficient documentation is provided to the transfer agent of such

Eaton Vance Municipal Income Funds62Prospectus dated January 1, 2022 transfer or roll-over at the time of the account opening.  Class A shares may also be purchased at net asset value pursuant to the exchange privilege and when distributions are reinvested.  A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information.  The Fund may eliminate, modify or add to the terms of these sales charge waivers at any time without providing notice to shareholders.

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions.  The CDSC generally is paid to the principal underwriter.  Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase.  Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase.  CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to financial intermediaries in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with certain redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions or to return excess contributions made to IRAs, if applicable.  The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).  In addition, redemptions of Class C shares by certain employer sponsored retirement plans are not subject to a CDSC if the principal underwriter did not compensate such plans' financial intermediary at the time of sale as described under “Distribution and Service Fees.”

Conversion Feature.  Effective November 5, 2020 (the “Effective Date”), Class C shares of a Fund will convert automatically to Class A shares of the Fund during the month following the eight year anniversary of the purchase of such Class C shares. If a financial intermediary that maintains a Class C shareholder’s account has not tracked the holding period for Class C shares, Class C shares held as of the Effective Date will automatically convert to Class A shares eight years after the Effective Date. In addition, Class C shares held in an account with each Fund’s transfer agent for which no financial intermediary is specified and that are not subject to a CDSC will be converted to Class A shares of the Fund periodically.

In some circumstances, the Board may determine to cease to offer and subsequently close an existing class of Fund shares. In such circumstances, the Fund may automatically convert the shares for such class into another share class, subject to prior notice to shareholders of the impacted class. Any such conversion will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by the Fund.

Distribution and Service Fees. Class A and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”).  Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually.  Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges.  The principal underwriter generally compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1% of the purchase price of the shares.  After the first year, such financial intermediaries also receive 0.75% of the value of outstanding Class C shares sold by such financial intermediaries in annual distribution fees.  With respect to purchases of Class C shares by certain employer sponsored retirement plans, the principal underwriter does not compensate the financial intermediary at the time of sale.  In such cases, the financial intermediary receives 0.75% of the value of outstanding Class C shares sold by such financial intermediary in annual distribution fees immediately after the sale. Class C shares also pay service fees to the principal underwriter equal to 0.20% of average daily net assets annually.  Class A shares pay distribution and service fees equal to 0.20% of average daily net assets annually.  After the sale of shares, the principal underwriter receives the Class A distribution and service fees and the Class C service fees for one year.   Thereafter financial intermediaries generally receive from the principal underwriter 0.20% annually of average daily net assets based on the value of outstanding shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries.   Although there is no present intention to do so, Class A and Class C could pay service fees of up to 0.25% annually upon Trustee approval.  With respect to purchases of Class A and Class C shares by certain employer sponsored retirement plans, the financial intermediary receives the above described distribution and service fees or service fees, as applicable, from the principal underwriter immediately after the sale.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority, Inc.

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More information about Fund sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the SAI.  Please consult the Eaton Vance website for any updates to Fund sales charge information before making a purchase of Fund shares.  Please consult your financial intermediary with respect to any sales charge variations listed on Appendix A.

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required.  Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; requests to re-issue uncashed checks representing redemption proceeds; or transaction requests from an account beneficiary when an account owner is deceased.  You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.).  Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted.  You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Eaton Vance website at www.eatonvance.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

A redemption may be requested by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address) or, for telephone redemptions as described above, by calling 1-800-262-1122. Certain redemption requests, including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements, may require additional documentation and may be redeemed only by mail.  The Funds' transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the Exchange (normally 4:00 p.m. Eastern Time) for your redemption to be effected at that day’s net asset value.  Redemption proceeds are reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.

Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the 1940 Act for the reasons discussed below.  The actual number of days following receipt of a redemption request in which the Fund typically expects to pay redemption proceeds generally will depend on how you hold your shares with the Fund.

Eaton Vance Municipal Income Funds64Prospectus dated January 1, 2022

If your shares are held in a “street name” account with a financial intermediary (see “Shareholder Account Features – ‘Street Name’ Accounts”), your intermediary will elect through National Securities Clearing Corporation (“NSCC”) to settle redemptions either one business day or two business days after the redemption date and redemption proceeds normally will be wired to your financial intermediary on the settlement date pursuant to that election.

If your shares are held directly with the Funds' transfer agent, redemptions normally will be settled in one business day after the redemption date and redemption proceeds will be sent by regular mail on such date.  However, if you have given proper written authorization in advance, you may request that redemption proceeds be wired on the settlement date directly to your bank account in any bank in the United States.  While not currently charged by a Fund, you may be required to pay a wire transfer fee by your bank. If you request expedited mail delivery of your redemption proceeds and the Fund is able to accommodate your request, charges may apply. You may redeem all or a portion of the shares from your account on any day the Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention.  When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 days from the date of receipt.  During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

Each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio investments and/or (iii) borrowing from a bank under a line of credit.  In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash.  Unless requested by a shareholder, each Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances.  A shareholder who wishes to receive redemption proceeds in-kind must notify a Fund on or before submitting the redemption request by calling 1-800-262-1122. Securities distributed in a redemption in-kind would be valued pursuant to each Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold.  There can be no assurance that each Fund will manage liquidity successfully in all market environments. As a result, a Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors.  Additional information about redemptions in-kind, including the procedures for submitting such redemption requests, is contained in each Fund’s SAI.

If your account value falls below $750, you may be asked either to add to your account or redeem it within 60 days.  If you take no action, your account will be redeemed at net asset value and the proceeds sent to you.

Shareholder Account Features

Distributions.  You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends are paid in cash* and capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option

Distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus.  Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

*If any distribution check remains uncashed for six months, Eaton Vance reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.

Information about the Funds.  From time to time, you may receive the following:

•Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•Periodic account statements, showing recent activity and total share balance.

•Tax information needed to prepare your income tax returns.

•Proxy materials, in the event a shareholder vote is required.

•Special notices about significant events affecting your Fund.

Eaton Vance Municipal Income Funds65Prospectus dated January 1, 2022

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.  For more information please go to www.eatonvance.com/edelivery.

You may be contacted via mail, telephone or by electronic means by officers of a Fund, by personnel of the investment adviser or administrator, by the Fund’s transfer agent, by broker-dealer firms, or by a professional solicitation organization in connection with a solicitation of proxies for a meeting of Fund shareholders.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics.  A description of these policies and procedures is provided below and additionally in the SAI.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file information regarding its portfolio holdings with the SEC on its Form N-PORT.  Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and certain information filed on Form N-PORT may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal quarter-end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com).  Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates.  Portfolio holdings information as of each month end is posted to the website approximately one month after such month end.  Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Eaton Vance website approximately ten business days after the period and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan.  You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan.  Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance.  Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege.  Each class of Fund shares may be exchanged for shares of the same Class of another Eaton Vance fund.  For purposes of exchanges among Eaton Vance funds, Class A and Class I shares are deemed to be the same as Investor Class and Institutional Class shares, respectively, of other Eaton Vance funds. Exchanges are made at net asset value.  If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.  For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.  Except as described below, any class of shares of a fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied. Class C shares are not permitted to be exchanged to Class A shares unless the CDSC has expired and the exchange is made to facilitate the shareholder's participation in a fee-based advisory program.  See also Appendix A to this Prospectus.

Before exchanging, you should read the prospectus of the new fund carefully.  Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus.  If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122.  Periodic automatic exchanges are also available.  The exchange privilege may be changed or discontinued at any time.  You will receive at least 60 days’ notice of any material change to the privilege.  This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason.  For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.”  Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not.  Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Reinvestment Privilege.  If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same account and in the same class of shares of the Fund you redeemed from or another Fund, provided that the reinvestment occurs within 90 days of the redemption, the privilege has not been used more than once in the prior 12 months, the redeemed shares were subject to a front-end sales charge or CDSC and that you are otherwise eligible to invest in that class.  Under these circumstances your account will be credited with any CDSC paid in connection with the redemption.  Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase.  For requests for reinvestment sent to the Fund's transfer agent, the request must be in writing.  At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege.  If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions.  You can redeem or exchange shares by telephone as described in this Prospectus.  In addition, certain transactions may be conducted through the Eaton Vance website.  The transfer agent

Eaton Vance Municipal Income Funds66Prospectus dated January 1, 2022 and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information).  As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions.  You may decline the telephone redemption option on the account application.  Telephone instructions are recorded.  You should verify the accuracy of your confirmation statements immediately upon receipt and notify Eaton Vance Shareholder Services of any inaccuracies.

“Street Name” Accounts.  If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments.  Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information.  You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund and certain features may be subject to different requirements.  If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.  If you fail to provide your full account history to your new financial intermediary following a transfer, you may be ineligible for certain features of a Fund.

Procedures for Opening New Accounts.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens an account with a Fund and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations.  When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number.  You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases.  Other information or documents may be required to open accounts for corporations and other entities.  Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above.  If a person fails to provide the information requested, any application by that person to open a new account will be rejected.  Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities.  If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined.  If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.  Each Fund has also designated an anti-money laundering compliance officer.

Account Questions.  If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time), or write to the transfer agent (see back cover for address).

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, as applicable (collectively, for purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Eaton Vance Municipal Income Funds67Prospectus dated January 1, 2022

The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.  For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

Material Non-public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Fund(s) (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser  and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in a Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account.

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of a Fund, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or

Eaton Vance Municipal Income Funds68Prospectus dated January 1, 2022 voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”) the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Additional Tax Information

Each Fund declares distributions daily and ordinarily pays distributions monthly.  Different classes may distribute different amounts.  Your account will be credited with distributions beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent.  For tax purposes, the entire monthly distribution of a Fund’s daily distributions ordinarily will constitute income to you that is exempt from federal income tax.  Each Fund intends to distribute net realized capital gains (if any) annually.  The exemption of “exempt-interest dividend” income from regular U.S. federal income taxation does not necessarily result in similar exemptions of such income under state or local tax laws.  It may also be necessary, in order to qualify for favorable tax treatment and to avoid any Fund-level tax, for a Fund to make a special income and/or capital gains distribution at the end of the calendar year.

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax.  For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly).  Net investment income includes, among other things, interest, dividends (other than exempt-interest dividends), and gross income and capital gains derived from passive activities and trading in securities or commodities.  Net investment income is reduced by deductions “properly allocable” to this income.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) generally is taxable as ordinary income to the extent the gain or income does not exceed the “accrued market discount” on such obligation.  A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before a Fund purchased the obligation, in both cases, subject to a de minimis exclusion.

Eaton Vance Municipal Income Funds69Prospectus dated January 1, 2022

A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax.  The rate of taxes on distributions of capital gains are determined by how long the Fund owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund.  Distributions of taxable investment income and net short-term capital gains will generally be taxable as ordinary income.  Distributions of net gains from investments held for more than one year are generally taxable as long-term capital gains.  Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals.  A Fund’s distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares.  A redemption of Fund shares, including an exchange for shares of another fund, is generally a taxable transaction.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on ordinary dividend income paid under the Foreign Account Tax Compliance Act (“FATCA”).  To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund.  In addition, the IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends the Fund pays.  For more detailed information regarding FATCA withholding and compliance, please refer to the SAI.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to the AMT, should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.  Additional information about state taxes is provided below.

Georgia Taxes.  In the opinion of special tax counsel to the Georgia Fund, under existing law, shareholders who are otherwise subject to the Georgia personal or corporate income tax will not be subject to Georgia income tax on distributions with respect to shares of the Georgia Fund to the extent such distributions represent “exempt-interest dividends” for federal income tax purposes that are attributable to interest on obligations issued by or on behalf of Georgia (the “State”) or its political subdivisions, and by the governments of the U.S., Puerto Rico, the U.S. Virgin Islands and Guam to the extent that such obligations are exempt from State income tax pursuant to federal law.  Distributions, if any, derived from capital gain or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes. Shareholders who are subject to the Georgia corporate net worth tax, a franchise tax that is based on net worth, will be subject to such tax with respect to ownership of shares of the Georgia Fund and distributions with respect thereto. This summary does not address all Georgia tax issues that may be relevant to particular shareholders. Shareholders should consult with their own tax advisers as to the specific Georgia tax consequences applicable to them based on their particular circumstances.

Maryland Taxes.  In the opinion of special tax counsel to the Maryland Fund, so long as the Maryland Fund qualifies to be taxed as a regulated investment company in the manner set forth in Section 852(b) of the Code, holders of the Maryland Fund who are individuals, estates or trusts and who are otherwise subject to Maryland State and local individual income taxes will not be subject to such taxes on Maryland Fund dividends to the extent that (a) such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions or authorities, or obligations (i) issued by the government of Puerto Rico, U.S. Virgin Islands or Guam or their authorities or (ii) issued after October 16, 2004 by the government of American Samoa or its authorities (the obligations described in this clause (a) being referred to as “Maryland tax-exempt obligations”), (b) such dividends are attributable to interest on obligations of the U.S. Government or obligations issued by the U.S. Government and its agencies, instrumentalities and authorities (“U.S. obligations”) or (c) such dividends are attributable to gain realized by the Maryland Fund as a result of the sale or exchange of a bond issued by the State of Maryland or a political subdivision thereof. To the extent that distributions of the Maryland Fund are attributable to sources other than the foregoing (such as short or long-term capital gain or interest on tax-exempt obligations of states other than Maryland and their political subdivisions and authorities), such distributions will not be exempt from Maryland State and local individual income taxes.

Maryland presently includes in Maryland taxable income a portion of certain items of tax preferences as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference. Accordingly, up to 50% of any distributions of the Maryland Fund attributable to such private activity bonds (other than private activity bonds issued by the State of Maryland, its political subdivisions, or authorities) may not be exempt from Maryland State and local individual income taxes.

Eaton Vance Municipal Income Funds70Prospectus dated January 1, 2022

Shareholders of the Maryland Fund that are corporations otherwise subject to Maryland corporate income tax will not be subject to such tax on Maryland Fund dividends to the extent that (a) such dividends qualify as exempt-interest dividends under Section 852(b)(5) of the Code which are attributable to Maryland tax-exempt obligations, (b) such dividends are attributable to interest on U.S. obligations or (c) such dividends are attributable to gain realized by the Maryland Fund as a result of the sale or exchange of a bond issued by the State of Maryland or a political subdivision thereof. To the extent that distributions of the Maryland Fund are attributable to sources other than the foregoing (such as short or long-term capital gain or interest on tax-exempt obligations of states other than Maryland and their political subdivisions and authorities), such distributions will not be exempt from Maryland corporate income tax.

Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland State and local individual income tax purposes or corporate income tax purposes to the extent such interest is allocable to exempt-interest dividends. Shares of the Maryland Fund will not be subject to the Maryland personal property tax.

Missouri Taxes.  So long as the Missouri Fund qualifies for federal income taxation as a regulated investment company, dividends distributed to individual shareholders of the Missouri Fund will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are derived from (i) interest on obligations of the United States, its authorities, commissions, instrumentalities, possessions or territories that would be exempt from Missouri income taxes if received directly by individuals resident in Missouri, or (ii) interest on obligations of the State of Missouri or its political subdivisions.  Capital gain dividends, as defined in Section 852(b)(3) of the Code, distributable by the Missouri Fund to individual resident shareholders of the Missouri Fund, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation.

North Carolina Taxes.  In the opinion of special tax counsel to the North Carolina Fund, distributions from the North Carolina Fund will not be subject to North Carolina individual, trust, or estate income taxation to the extent that such distributions are either (i) excluded from federal gross income and represent interest the North Carolina Fund receives on obligations of (A) North Carolina or its political subdivisions, (B) nonprofit educational institutions organized or chartered under the laws of North Carolina, (C) hospital authorities created under North Carolina General Statute § 131E-17, or (D) Puerto Rico, U.S. Virgin Islands, or Guam or (ii) represent interest the North Carolina Fund receives on direct obligations of the United States.  These North Carolina income tax exemptions will be available only if the North Carolina Fund complies with the requirement of the Code that at least 50% of the value of its assets at the close of each quarter of its taxable years is invested in state, municipal, or other obligations described in §103(a) of the Code.  The North Carolina Fund intends to comply with that requirement.

Any capital gains distributed by the North Carolina Fund (except for capital gain attributable to the sale by the North Carolina Fund of an obligation issued before July 1, 1995 the profit from which is exempt by North Carolina statute) or gains realized by the shareholder from a redemption or sale of shares of the North Carolina Fund will be subject to North Carolina individual, trust, or estate income taxation.  Interest on indebtedness incurred (directly or indirectly) by a shareholder of the North Carolina Fund to purchase or carry shares of the North Carolina Fund generally will not be deductible for North Carolina income tax purposes.

Oregon Taxes.  In the opinion of special tax counsel to the Oregon Fund, so long as the Oregon Fund qualifies to be taxed as a separate “regulated investment company” under the Code, under existing Oregon law holders of the Oregon Fund who are individuals, estates or trusts will not be subject to Oregon personal income tax on Oregon Fund dividends to the extent that such dividends (i) qualify as “exempt-interest dividends” of a regulated investment company under the Code and (ii) are attributable to interest on tax-exempt obligations of the State of Oregon or its political subdivisions or authorities, or obligations issued by the Governments of Puerto Rico, U.S. Virgin Islands or Guam or their authorities (“Oregon tax-exempt obligations”).

To the extent that distributions of the Oregon Fund are attributable to certain sources other than interest on Oregon tax-exempt obligations, including all short-term and long-term capital gain and interest on tax-exempt obligations of states other than Oregon and their political subdivisions and authorities, such distributions will not be exempt from Oregon personal income tax for individuals, estates or trusts otherwise subject to Oregon personal income tax.  Capital gains or losses realized from a redemption, sale or exchange of shares of the Oregon Fund will be taken into account for Oregon personal income tax purposes.

No portion of distributions from the Oregon Fund will be exempt from the Oregon corporation excise tax, which generally applies to financial corporation’s “located within” Oregon and other business corporations “doing or authorized to do business within” Oregon.  Oregon imposes a corporate income tax on corporations not subject to the Oregon corporation excise tax.  Corporations subject to the Oregon corporation income tax should consult their tax advisors regarding distributions from the Oregon Fund.  Shares of the Oregon Fund will not be subject to Oregon property tax.

Eaton Vance Municipal Income Funds71Prospectus dated January 1, 2022

South Carolina Taxes.  In the opinion of special tax counsel to the South Carolina Fund, under existing South Carolina law, as long as the South Carolina Fund qualifies as a separate “regulated investment company” under the Code, shareholders of the South Carolina Fund will not be required to include in their South Carolina gross income distributions from the South Carolina Fund to the extent such distributions qualify as “exempt-interest dividends” as defined in the Code, which are directly attributable to interest received by the South Carolina Fund on tax-exempt obligations issued by the State of South Carolina or its political subdivisions or the United States.  In the event the South Carolina Fund fails to qualify as a separate “regulated investment company,” the foregoing exemption may be unavailable or substantially limited.  The opinion addresses the tax consequences when the South Carolina Fund invests directly in these obligations.  The application of these consequences to the South Carolina Fund when investing indirectly in these obligations, through a common law trust taxable as a partnership, was ruled upon favorably by the South Carolina Tax Commission.

Capital gains distributed by the South Carolina Fund, or gains realized by a shareholder from a redemption or sale of shares of the South Carolina Fund, will be subject to South Carolina income taxes.  As intangible personal property, the shares of the South Carolina Fund are exempt from any and all ad valorem taxation in South Carolina.

Virginia Taxes.  In the opinion of special tax counsel to the Virginia Fund, under existing Virginia law, distributions from the Virginia Fund will not be subject to Virginia individual, trust, estate, or corporate income taxation to the extent that such distributions either (i) are excluded from federal gross income and attributable to interest the Virginia Fund receives on obligations of Virginia, its political subdivisions, or its instrumentalities, or Puerto Rico, U.S. Virgin Islands, or Guam or (ii) attributable to interest the Virginia Fund receives on direct obligations of the United States.  These Virginia income tax exemptions will be available only if the Virginia Fund complies with the requirement of the Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal, or other obligations described in §103(a) of the Code.  The Virginia Fund intends to comply with that requirement.  Other distributions from the Virginia Fund, including certain capital gains, generally will not be exempt from Virginia income taxation.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Virginia Fund generally will not be deductible for Virginia income tax purposes.  Neither the Trust nor the Virginia Fund will be subject to any Virginia intangible personal property tax on any obligations in the Virginia Fund.  In addition, shares of the Virginia Fund held for investment purposes will not be subject to any Virginia intangible personal property tax.

Eaton Vance Municipal Income Funds72Prospectus dated January 1, 2022

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated.  Certain information in the tables reflects the financial results for a single Fund share.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value).  This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm.  The report of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	Georgia Fund
	Year Ended August 31,
	2021			2020			2019
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$8.800	$9.410	$8.820	$8.770	$9.380	$8.800	$8.370	$8.950	$8.400
Income (Loss) From Operations
Net investment income(1)	$0.147	$0.087	$0.163	$0.197	$0.141	$0.214	$0.227	$0.177	$0.243
Net realized and unrealized gain	0.074	0.083	0.086	0.029	0.028	0.020	0.399	0.427	0.401
Total income from operations	$0.221	$0.170	$0.249	$0.226	$0.169	$0.234	$0.626	$0.604	$0.644
Less Distributions
From net investment income	$(0.151)	$(0.090)	$(0.169)	$(0.196)	$(0.139)	$(0.214)	$(0.226)	$(0.174)	$(0.244)
Total distributions	$(0.151)	$(0.090)	$(0.169)	$(0.196)	$(0.139)	$(0.214)	$(0.226)	$(0.174)	$(0.244)
Net asset value - End of year	$8.870	$9.490	$8.900	$8.800	$9.410	$8.820	$8.770	$9.380	$8.800
Total Return(2)	2.52%	1.81%	2.84%	2.62%	1.83%	2.71%	7.61%	6.84%	7.81%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$48,535	$4,939	$79,579	$45,047	$5,271	$50,563	$42,894	$5,749	$42,592
Ratios (as a percentage of average daily net assets):
Total expenses	0.65%	1.40%	0.45%	0.67%	1.42%	0.47%	0.70%	1.45%	0.49%
Net investment income	1.66%	0.92%	1.84%	2.26%	1.51%	2.45%	2.67%	1.95%	2.86%
Portfolio Turnover	19%	19%	19%	16%	16%	16%	12%	12%	12%

(See related footnotes.)

Eaton Vance Municipal Income Funds73Prospectus dated January 1, 2022

Financial Highlights (continued)

	Georgia Fund
	Year Ended August 31,
	2018			2017
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$8.620	$9.220	$8.640	$8.860	$9.480	$8.890
Income (Loss) From Operations
Net investment income(1)	$0.248	$0.197	$0.265	$0.251	$0.200	$0.269
Net realized and unrealized loss	(0.251)	(0.271)	(0.241)	(0.240)	(0.260)	(0.250)
Total income (loss) from operations	$(0.003)	$(0.074)	$0.024	$0.011	$(0.060)	$0.019
Less Distributions
From net investment income	$(0.247)	$(0.196)	$(0.264)	$(0.251)	$(0.200)	$(0.269)
Total distributions	$(0.247)	$(0.196)	$(0.264)	$(0.251)	$(0.200)	$(0.269)
Net asset value - End of year	$8.370	$8.950	$8.400	$8.620	$9.220	$8.640
Total Return(2)	(0.02)%	(0.79)%	0.31%	0.19%	(0.60)%	0.28%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$36,835	$6,869	$32,485	$39,422	$7,554	$31,107
Ratios (as a percentage of average daily net assets):
Total expenses	0.70%	1.45%	0.50%	0.70%	1.45%	0.50%
Net investment income	2.94%	2.19%	3.14%	2.94%	2.18%	3.14%
Portfolio Turnover	7%	7%	7%	7%	7%	7%

(See related footnotes.)

Eaton Vance Municipal Income Funds74Prospectus dated January 1, 2022

Financial Highlights (continued)

	Maryland Fund
	Year Ended August 31,
	2021			2020			2019
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$9.010	$9.830	$9.030	$9.070	$9.890	$9.090	$8.670	$9.460	$8.690
Income (Loss) From Operations
Net investment income(1)	$0.162	$0.107	$0.177	$0.203	$0.148	$0.221	$0.235	$0.185	$0.252
Net realized and unrealized gain (loss)	0.181	0.187	0.185	(0.057)	(0.057)	(0.057)	0.398	0.427	0.399
Total income from operations	$0.343	$0.294	$0.362	$0.146	$0.091	$0.164	$0.633	$0.612	$0.651
Less Distributions
From net investment income	$(0.163)	$(0.104)	$(0.182)	$(0.206)	$(0.151)	$(0.224)	$(0.233)	$(0.182)	$(0.251)
Total distributions	$(0.163)	$(0.104)	$(0.182)	$(0.206)	$(0.151)	$(0.224)	$(0.233)	$(0.182)	$(0.251)
Net asset value - End of year	$9.190	$10.020	$9.210	$9.010	$9.830	$9.030	$9.070	$9.890	$9.090
Total Return(2)	3.84%	3.00%	4.04%	1.64%	0.94%	1.85%	7.43%	6.55%	7.63%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,218	$5,804	$47,433	$38,368	$8,767	$23,411	$37,847	$10,728	$14,685
Ratios (as a percentage of average daily net assets):
Total expenses	0.67%	1.42%	0.47%	0.69%	1.45%	0.49%	0.73%	1.49%	0.52%
Net investment income	1.78%	1.08%	1.94%	2.27%	1.52%	2.47%	2.69%	1.94%	2.87%
Portfolio Turnover	23%	23%	23%	24%	24%	24%	21%	21%	21%

(See related footnotes.)

Eaton Vance Municipal Income Funds75Prospectus dated January 1, 2022

Financial Highlights (continued)

	Maryland Fund
	Year Ended August 31,
	2018			2017
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$8.920	$9.730	$8.940	$9.130	$9.960	$9.150
Income (Loss) From Operations
Net investment income(1)	$0.246	$0.197	$0.265	$0.268	$0.220	$0.287
Net realized and unrealized loss	(0.249)	(0.269)	(0.250)	(0.208)	(0.228)	(0.208)
Total income (loss) from operations	$(0.003)	$(0.072)	$0.015	$0.060	$(0.008)	$0.079
Less Distributions
From net investment income	$(0.247)	$(0.198)	$(0.265)	$(0.270)	$(0.222)	$(0.289)
Total distributions	$(0.247)	$(0.198)	$(0.265)	$(0.270)	$(0.222)	$(0.289)
Net asset value - End of year	$8.670	$9.460	$8.690	$8.920	$9.730	$8.940
Total Return(2)	(0.02)%	(0.73)%	0.19%	0.72%	(0.04)%	0.93%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$35,602	$13,147	$7,963	$39,642	$15,079	$9,874
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	1.48%	0.53%	0.73%	1.48%	0.53%
Interest and fee expense(3)	0.04%	0.04%	0.04%	0.03%	0.03%	0.03%
Total expenses	0.77%	1.52%	0.57%	0.76%	1.51%	0.56%
Net investment income	2.82%	2.07%	3.02%	3.02%	2.27%	3.22%
Portfolio Turnover	24%	24%	24%	22%	22%	22%

(See related footnotes.)

Eaton Vance Municipal Income Funds76Prospectus dated January 1, 2022

Financial Highlights (continued)

	Missouri Fund
	Year Ended August 31,
	2021			2020			2019
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$9.690	$10.700	$9.710	$9.670	$10.670	$9.680	$9.270	$10.230	$9.280
Income (Loss) From Operations
Net investment income(1)	$0.191	$0.131	$0.211	$0.256	$0.203	$0.275	$0.286	$0.239	$0.305
Net realized and unrealized gain	0.071	0.070	0.060	0.032	0.043	0.041	0.401	0.441	0.401
Total income from operations	$0.262	$0.201	$0.271	$0.288	$0.246	$0.316	$0.687	$0.680	$0.706
Less Distributions
From net investment income	$(0.192)	$(0.131)	$(0.211)	$(0.268)	$(0.216)	$(0.286)	$(0.287)	$(0.240)	$(0.306)
Total distributions	$(0.192)	$(0.131)	$(0.211)	$(0.268)	$(0.216)	$(0.286)	$(0.287)	$(0.240)	$(0.306)
Net asset value - End of year	$9.760	$10.770	$9.770	$9.690	$10.700	$9.710	$9.670	$10.670	$9.680
Total Return(2)	2.72%	1.89%	2.82%	3.04%	2.35%	3.33%	7.57%	6.75%	7.78%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$52,362	$7,215	$28,155	$50,698	$7,210	$23,490	$49,542	$7,594	$14,770
Ratios (as a percentage of average daily net assets):
Total expenses	0.66%	1.41%	0.46%	0.69%	1.44%	0.49%	0.71%	1.46%	0.50%
Net investment income	1.97%	1.22%	2.17%	2.67%	1.92%	2.86%	3.07%	2.32%	3.26%
Portfolio Turnover	19%	19%	19%	17%	17%	17%	19%	19%	19%

(See related footnotes.)

Eaton Vance Municipal Income Funds77Prospectus dated January 1, 2022

Financial Highlights (continued)

	Missouri Fund
	Year Ended August 31,
	2018			2017
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$9.500	$10.490	$9.520	$9.820	$10.850	$9.840
Income (Loss) From Operations
Net investment income(1)	$0.310	$0.266	$0.328	$0.334	$0.290	$0.352
Net realized and unrealized loss	(0.231)	(0.262)	(0.240)	(0.324)	(0.364)	(0.322)
Total income (loss) from operations	$0.079	$0.004	$0.088	$0.010	$(0.074)	$0.030
Less Distributions
From net investment income	$(0.309)	$(0.264)	$(0.328)	$(0.330)	$(0.286)	$(0.350)
Total distributions	$(0.309)	$(0.264)	$(0.328)	$(0.330)	$(0.286)	$(0.350)
Net asset value - End of year	$9.270	$10.230	$9.280	$9.500	$10.490	$9.520
Total Return(2)	0.88%	0.06%	0.97%	0.17%	(0.64)%	0.38%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,928	$8,112	$10,616	$47,375	$9,005	$8,070
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.70%	1.45%	0.50%	0.71%	1.46%	0.51%
Interest and fee expense(3)	0.00%(4)	0.00%(4)	0.00%(4)	0.02%	0.02%	0.02%
Total expenses	0.70%	1.45%	0.50%	0.73%	1.48%	0.53%
Net investment income	3.33%	2.59%	3.52%	3.52%	2.77%	3.71%
Portfolio Turnover	35%	35%	35%	12%	12%	12%

(See related footnotes.)

Eaton Vance Municipal Income Funds78Prospectus dated January 1, 2022

Financial Highlights (continued)

	North Carolina Fund
	Year Ended August 31,
	2021			2020			2019
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$9.190	$9.880	$9.210	$9.190	$9.880	$9.210	$8.810	$9.480	$8.840
Income (Loss) From Operations
Net investment income(1)	$0.166	$0.105	$0.183	$0.207	$0.150	$0.226	$0.242	$0.191	$0.257
Net realized and unrealized gain	0.091	0.100	0.103	0.013	0.014	0.012	0.379	0.397	0.373
Total income from operations	$0.257	$0.205	$0.286	$0.220	$0.164	$0.238	$0.621	$0.588	$0.630
Less Distributions
From net investment income	$(0.167)	$(0.105)	$(0.186)	$(0.220)	$(0.164)	$(0.238)	$(0.241)	$(0.188)	$(0.260)
Total distributions	$(0.167)	$(0.105)	$(0.186)	$(0.220)	$(0.164)	$(0.238)	$(0.241)	$(0.188)	$(0.260)
Net asset value - End of year	$9.280	$9.980	$9.310	$9.190	$9.880	$9.210	$9.190	$9.880	$9.210
Total Return(2)	2.82%	2.09%	3.14%	2.44%	1.69%	2.64%	7.19%	6.30%	7.27%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$66,171	$9,200	$89,655	$64,513	$11,741	$64,747	$62,294	$13,809	$54,578
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.65%	1.40%	0.45%	0.67%	1.42%	0.47%	0.70%	1.45%	0.49%
Interest and fee expense(3)	—	—	—	—	—	—	0.04%	0.04%	0.04%
Total expenses	0.65%	1.40%	0.45%	0.67%	1.42%	0.47%	0.74%	1.49%	0.53%
Net investment income	1.79%	1.05%	1.98%	2.28%	1.53%	2.47%	2.73%	2.00%	2.88%
Portfolio Turnover	24%	24%	24%	21%	21%	21%	37%	37%	37%

(See related footnotes.)

Eaton Vance Municipal Income Funds79Prospectus dated January 1, 2022

Financial Highlights (continued)

	North Carolina Fund
	Year Ended August 31,
	2018			2017
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$9.110	$9.800	$9.130	$9.410	$10.120	$9.430
Income (Loss) From Operations
Net investment income(1)	$0.276	$0.225	$0.294	$0.289	$0.238	$0.307
Net realized and unrealized loss	(0.301)	(0.321)	(0.290)	(0.300)	(0.321)	(0.300)
Total income (loss) from operations	$(0.025)	$(0.096)	$0.004	$(0.011)	$(0.083)	$0.007
Less Distributions
From net investment income	$(0.275)	$(0.224)	$(0.294)	$(0.289)	$(0.237)	$(0.307)
Total distributions	$(0.275)	$(0.224)	$(0.294)	$(0.289)	$(0.237)	$(0.307)
Net asset value - End of year	$8.810	$9.480	$8.840	$9.110	$9.800	$9.130
Total Return(2)	(0.25)%	(0.97)%	0.06%	(0.06)%	(0.78)%	0.15%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$63,964	$17,235	$37,475	$75,159	$18,486	$38,642
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.70%	1.45%	0.50%	0.71%	1.46%	0.51%
Interest and fee expense(3)	0.10%	0.10%	0.10%	0.09%	0.09%	0.09%
Total expenses	0.80%	1.55%	0.60%	0.80%	1.55%	0.60%
Net investment income	3.10%	2.35%	3.30%	3.19%	2.43%	3.38%
Portfolio Turnover	16%	16%	16%	27%	27%	27%

(See related footnotes.)

Eaton Vance Municipal Income Funds80Prospectus dated January 1, 2022

Financial Highlights (continued)

	Oregon Fund
	Year Ended August 31,
	2021			2020			2019
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value – Beginning of year	$8.910	$9.750	$8.900	$8.830	$9.660	$8.820	$8.440	$9.250	$8.440
Income (Loss) From Operations
Net investment income(1)	$0.164	$0.107	$0.180	$0.216	$0.164	$0.232	$0.255	$0.210	$0.267
Net realized and unrealized gain	0.033	0.042	0.045	0.093	0.104	0.093	0.390	0.409	0.385
Total income from operations	$0.197	$0.149	$0.225	$0.309	$0.268	$0.325	$0.645	$0.619	$0.652
Less Distributions
From net investment income	$(0.167)	$(0.109)	$(0.185)	$(0.229)	$(0.178)	$(0.245)	$(0.255)	$(0.209)	$(0.272)
Total distributions	$(0.167)	$(0.109)	$(0.185)	$(0.229)	$(0.178)	$(0.245)	$(0.255)	$(0.209)	$(0.272)
Net asset value – End of year	$8.940	$9.790	$8.940	$8.910	$9.750	$8.900	$8.830	$9.660	$8.820
Total Return(2)	2.23%	1.54%	2.55%	3.57%	2.82%	3.76%	7.80%	6.80%	7.89%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$92,849	$9,935	$77,593	$83,651	$11,102	$57,461	$82,490	$10,332	$41,343
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.65%	1.40%	0.45%	0.67%	1.42%	0.47%	0.70%	1.45%	0.49%
Interest and fee expense(3)	—	—	—	—	—	—	0.07%	0.07%	0.07%
Total expenses	0.65%	1.40%	0.45%	0.67%	1.42%	0.47%	0.77%	1.52%	0.56%
Net investment income	1.83%	1.09%	2.02%	2.46%	1.71%	2.65%	2.99%	2.26%	3.13%
Portfolio Turnover	25%	25%	25%	36%	36%	36%	36%	36%	36%

(See related footnotes.)

Eaton Vance Municipal Income Funds81Prospectus dated January 1, 2022

Financial Highlights (continued)

	Oregon Fund
	Year Ended August 31,
	2018			2017
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$8.710	$9.540	$8.700	$8.990	$9.840	$8.980
Income (Loss) From Operations
Net investment income(1)	$0.304	$0.264	$0.321	$0.310	$0.268	$0.326
Net realized and unrealized loss	(0.271)	(0.292)	(0.261)	(0.282)	(0.302)	(0.281)
Total income (loss) from operations	$0.033	$(0.028)	$0.060	$0.028	$(0.034)	$0.045
Less Distributions
From net investment income	$(0.303)	$(0.262)	$(0.320)	$(0.308)	$(0.266)	$(0.325)
Total distributions	$(0.303)	$(0.262)	$(0.320)	$(0.308)	$(0.266)	$(0.325)
Net asset value - End of year	$8.440	$9.250	$8.440	$8.710	$9.540	$8.700
Total Return(2)	0.42%	(0.27)%	0.74%	0.38%	(0.30)%	0.58%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$73,750	$10,338	$23,088	$78,931	$12,342	$26,267
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.71%	1.46%	0.51%	0.70%	1.45%	0.50%
Interest and fee expense(3)	0.11%	0.11%	0.11%	0.08%	0.08%	0.08%
Total expenses	0.82%	1.57%	0.62%	0.78%	1.53%	0.58%
Net investment income	3.58%	2.84%	3.78%	3.56%	2.81%	3.75%
Portfolio Turnover	23%	23%	23%	7%	7%	7%

(See related footnotes.)

Eaton Vance Municipal Income Funds82Prospectus dated January 1, 2022

Financial Highlights (continued)

	South Carolina Fund
	Year Ended August 31,
	2021			2020			2019
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$9.440	$10.010	$9.450	$9.390	$9.960	$9.400	$9.080	$9.640	$9.090
Income (Loss) From Operations
Net investment income(1)	$0.172	$0.110	$0.191	$0.216	$0.155	$0.234	$0.254	$0.198	$0.272
Net realized and unrealized gain	0.071	0.078	0.071	0.058	0.058	0.058	0.318	0.327	0.318
Total income from operations	$0.243	$0.188	$0.262	$0.274	$0.213	$0.292	$0.572	$0.525	$0.590
Less Distributions
From net investment income	$(0.173)	$(0.108)	$(0.192)	$(0.224)	$(0.163)	$(0.242)	$(0.262)	$(0.205)	$(0.280)
Total distributions	$(0.173)	$(0.108)	$(0.192)	$(0.224)	$(0.163)	$(0.242)	$(0.262)	$(0.205)	$(0.280)
Net asset value - End of year	$9.510	$10.090	$9.520	$9.440	$10.010	$9.450	$9.390	$9.960	$9.400
Total Return(2)	2.59%	1.89%	2.80%	2.97%	2.17%	3.17%	6.41%	5.53%	6.62%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$90,752	$11,030	$70,780	$78,914	$14,085	$56,246	$72,517	$17,750	$41,726
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.64%	1.39%	0.44%	0.65%	1.40%	0.45%	0.69%	1.44%	0.49%
Interest and fee expense(3)	0.01%	0.01%	0.01%	0.04%	0.04%	0.04%	0.06%	0.06%	0.06%
Total expenses	0.65%	1.40%	0.45%	0.69%	1.44%	0.49%	0.75%	1.50%	0.55%
Net investment income	1.81%	1.09%	2.01%	2.31%	1.57%	2.50%	2.78%	2.05%	2.97%
Portfolio Turnover	20%	20%	20%	28%	28%	28%	19%	19%	19%

(See related footnotes.)

Eaton Vance Municipal Income Funds83Prospectus dated January 1, 2022

Financial Highlights (continued)

	South Carolina Fund
	Year Ended August 31,
	2018			2017
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$9.330	$9.900	$9.340	$9.610	$10.190	$9.620
Income (Loss) From Operations
Net investment income(1)	$0.283	$0.228	$0.302	$0.286	$0.230	$0.305
Net realized and unrealized loss	(0.251)	(0.262)	(0.252)	(0.282)	(0.292)	(0.282)
Total income (loss) from operations	$0.032	$(0.034)	$0.050	$0.004	$(0.062)	$0.023
Less Distributions
From net investment income	$(0.282)	$(0.226)	$(0.300)	$(0.284)	$(0.228)	$(0.303)
Total distributions	$(0.282)	$(0.226)	$(0.300)	$(0.284)	$(0.228)	$(0.303)
Net asset value - End of year	$9.080	$9.640	$9.090	$9.330	$9.900	$9.340
Total Return(2)	0.38%	(0.32)%	0.58%	0.11%	(0.57)%	0.31%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$66,077	$24,055	$32,924	$67,869	$28,743	$35,161
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.68%	1.44%	0.49%	0.69%	1.44%	0.49%
Interest and fee expense(3)	0.13%	0.13%	0.13%	0.09%	0.09%	0.09%
Total expenses	0.81%	1.57%	0.62%	0.78%	1.53%	0.58%
Net investment income	3.11%	2.36%	3.31%	3.08%	2.33%	3.28%
Portfolio Turnover	4%	4%	4%	10%	10%	10%

(See related footnotes.)

Eaton Vance Municipal Income Funds84Prospectus dated January 1, 2022

Financial Highlights (continued)

	Virginia Fund
	Year Ended August 31,
	2021			2020			2019
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$8.060	$8.920	$8.070	$8.030	$8.900	$8.050	$7.710	$8.540	$7.730
Income (Loss) From Operations
Net investment income(1)	$0.176	$0.128	$0.192	$0.201	$0.156	$0.217	$0.232	$0.193	$0.247
Net realized and unrealized gain	0.037	0.056	0.048	0.042	0.034	0.032	0.317	0.356	0.318
Total income from operations	$0.213	$0.184	$0.240	$0.243	$0.190	$0.249	$0.549	$0.549	$0.565
Less Distributions
From net investment income	$(0.173)	$(0.124)	$(0.190)	$(0.213)	$(0.170)	$(0.229)	$(0.229)	$(0.189)	$(0.245)
Total distributions	$(0.173)	$(0.124)	$(0.190)	$(0.213)	$(0.170)	$(0.229)	$(0.229)	$(0.189)	$(0.245)
Net asset value - End of year	$8.100	$8.980	$8.120	$8.060	$8.920	$8.070	$8.030	$8.900	$8.050
Total Return(2)	2.67%	2.08%	3.00%	3.09%	2.17%	3.17%	7.26%	6.53%	7.46%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,788	$4,551	$23,589	$48,031	$4,289	$19,401	$49,860	$4,114	$16,767
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.67%	1.42%	0.47%	0.68%	1.43%	0.48%	0.71%	1.46%	0.50%
Interest and fee expense(3)	0.01%	0.01%	0.01%	0.08%	0.08%	0.08%	0.11%	0.11%	0.11%
Total expenses	0.68%	1.43%	0.48%	0.76%	1.51%	0.56%	0.82%	1.57%	0.61%
Net investment income	2.18%	1.42%	2.36%	2.53%	1.77%	2.72%	2.98%	2.24%	3.16%
Portfolio Turnover	33%	33%	33%	17%	17%	17%	22%	22%	22%

(See related footnotes.)

Eaton Vance Municipal Income Funds85Prospectus dated January 1, 2022

Financial Highlights (continued)

	Virginia Fund
	Year Ended August 31,
	2018			2017
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$8.010	$8.870	$8.030	$8.240	$9.130	$8.260
Income (Loss) From Operations
Net investment income(1)	$0.260	$0.224	$0.276	$0.279	$0.243	$0.296
Net realized and unrealized loss	(0.280)	(0.310)	(0.277)	(0.229)	(0.259)	(0.230)
Total income (loss) from operations	$(0.020)	$(0.086)	$(0.001)	$0.050	$(0.016)	$0.066
Less Distributions
From net investment income	$(0.280)	$(0.244)	$(0.299)	$(0.280)	$(0.244)	$(0.296)
Total distributions	$(0.280)	$(0.244)	$(0.299)	$(0.280)	$(0.244)	$(0.296)
Net asset value - End of year	$7.710	$8.540	$7.730	$8.010	$8.870	$8.030
Total Return(2)	(0.21)%	(0.95)%	0.03%	0.66%	(0.13)%	0.87%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$48,335	$4,819	$12,777	$55,714	$6,220	$18,883
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%	1.47%	0.52%	0.70%	1.45%	0.50%
Interest and fee expense(3)	0.09%	0.09%	0.09%	0.06%	0.06%	0.06%
Total expenses	0.81%	1.56%	0.61%	0.76%	1.51%	0.56%
Net investment income	3.34%	2.60%	3.54%	3.49%	2.75%	3.69%
Portfolio Turnover	8%	8%	8%	7%	7%	7%

(1)Computed using average shares outstanding.

(2)For Class A and Class C, returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.  For Class I, returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions.

(4)Amount is less than 0.005%.

Eaton Vance Municipal Income Funds86Prospectus dated January 1, 2022

Appendix A

Financial Intermediary Sales Charge Variations

As noted under “Purchasing Shares,” a financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus.  Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary.  All variations described below are applied by, and the responsibility of, the identified financial intermediary.  Variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through the intermediary identified below should read the terms and conditions of the variations carefully.  A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary.

Fund Purchases through Merrill Lynch

In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•Shares purchased through a Merrill Lynch affiliated investment advisory program

•Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

•Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).  Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

•Death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•Return of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•Shares acquired through a right of reinstatement

Eaton Vance Municipal Income Funds87Prospectus dated January 1, 2022

•Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

•Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this prospectus

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Eaton Vance Municipal Income Funds88Prospectus dated January 1, 2022

Fund Purchases through Ameriprise Financial (Class A Sales Charge Waivers)

The following information applies to Class A share purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective January 15, 2021, shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

•Employer-sponsored retirement plans (e.g., 401(k) plans 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs  subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Eaton Vance Municipal Income Funds89Prospectus dated January 1, 2022

Fund Purchases through Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•Shares purchased through a Morgan Stanley self-directed brokerage account

•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Eaton Vance Municipal Income Funds90Prospectus dated January 1, 2022

Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•Shares purchased in an investment advisory program.

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•Breakpoints as described in this prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period.  Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Eaton Vance Municipal Income Funds91Prospectus dated January 1, 2022

Fund Purchases through Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•Shares acquired through a right of reinstatement.

•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•Shares sold upon the death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

•Shares purchased in connection with a return of excess contributions from an IRA account.

•Shares sold as part of a required minimum distribution for IRA and other retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•Shares acquired through a right of reinstatement.

•Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation and/or letters of intent

•Breakpoints as described in the fund’s Prospectus.

•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”

Eaton Vance Municipal Income Funds92Prospectus dated January 1, 2022

Fund Purchases through Oppenheimer & Co. Inc. (“Oppenheimer”)

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•Shares purchased by or through a 529 Plan.

•Shares purchased through a Oppenheimer affiliated investment advisory program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a contingent deferred sales charge (CDSC) and the conversion is in line with the policies and procedures of Oppenheimer.

•Employees and registered representatives of Oppenheimer or its affiliates and their family members.

•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A and C Shares available at Oppenheimer

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on IRS regulations as described in the prospectus.

•Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

•Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this prospectus.

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Eaton Vance Municipal Income Funds93Prospectus dated January 1, 2022

Policies Regarding Transactions Through Edward D. Jones & Co., L.P. (“Edward Jones”)

The following information has been provided by Edward Jones:

Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer.  In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for discounts or waivers.  Edward Jones can ask for documentation from the shareholder of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”).  If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform.  The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI.  The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts.  Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount.  If during the 13-month period the shareholder redeems any of the shares purchased pursuant to a LOI, the value of the redeemed shares will not be included for purposes of satisfying the LOI.  The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation.  Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid.  Sales charges will be adjusted if LOI is not met.

•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate.  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

•Shares purchased in an Edward Jones fee-based program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

Eaton Vance Municipal Income Funds94Prospectus dated January 1, 2022

•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones.  Edward Jones is responsible for any remaining Contingent Deferred Sales Charge (“CDSC”) due to the fund company or its affiliate, if applicable.  Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

CDSC Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•The death or disability of the shareholder.

•Systematic withdrawals with up to 10% per year of the account value.

•Return of excess contributions from an Individual Retirement Account (IRA).

•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.

•Shares exchanged in an Edward Jones fee-based program.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.

•Shares acquired through NAV reinstatement.

•Shares redeemed at the discretion of Edward Jones for Minimum Balances as described below.

******************************************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•Initial purchase minimum: $250

•Subsequent purchase minimum: none

Minimum Balances

•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•A fee-based account held on an Edward Jones platform

•A 529 account held on an Edward Jones platform

•An account with an active systematic investment plan or LOI

Exchanging Share Classes

•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.  Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.  Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Eaton Vance Municipal Income Funds95Prospectus dated January 1, 2022

Fund Purchases through D.A. Davidson & Co. (“D.A. Davidson”)

Effective 5/1/2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

•Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent CDSC Waivers on Classes A and C shares available at D.A. Davidson

•Breakpoints as described in this prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Eaton Vance Municipal Income Funds96Prospectus dated January 1, 2022

Fund Purchases through Robert W. Baird & Co. Incorporated (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Class A shares Available at Baird

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

•Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

•Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•Shares sold due to death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•Shares sold due to returns of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts

•Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•Breakpoints as described in this prospectus

•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird.  Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Eaton Vance Municipal Income Funds97Prospectus dated January 1, 2022

Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver:

Front-End Sales Load Waiver on Class A shares

•Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund at net asset value pursuant to Stifel’s policies and procedures.

Eaton Vance Municipal Income Funds98Prospectus dated January 1, 2022

More Information

About the Funds:  More information is available in the Statement of Additional Information.  The Statement of Additional Information is incorporated by reference into this Prospectus.  Additional information about each Fund’s investments is available in the annual and semiannual reports (collectively, the “reports”).  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year.  You may obtain free copies of the Statement of Additional Information and the reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA  02110
1-800-262-1122
website: www.eatonvance.com

Information about each Fund (including the Statement of Additional Information and reports) is available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports are no longer being sent by mail unless you specifically request paper copies of the reports. Instead, the reports are being made available on the Funds’ website (http://www.eatonvance.com/funddocuments), and you will be notified each time a report is posted and provided with a website address to access the report. You may elect to receive all future Fund shareholder reports in paper free of charge at any time. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800- 262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

Shareholder Inquiries: You can obtain more information from Eaton Vance Shareholder Services or the Fund transfer agent, BNY Mellon Investment Servicing (US) Inc.  If you own shares and would like to add to, redeem from or change your account, please write or call below:

Regular Mailing Address: Eaton Vance Funds P.O. Box 9653 Providence, RI 02940-9653	Overnight Mailing Address: Eaton Vance Funds 4400 Computer Drive Westborough, MA 01581	Phone Number: 1-800-262-1122 Monday – Friday 8:30 a.m. – 5:30 p.m. ET

The Funds' Investment Company Act No. is 811-04409.
113 1.1.22	© 2022 Eaton Vance Management

Printed on recycled paper.

STATEMENT OF
ADDITIONAL INFORMATION
January 1, 2022

Eaton Vance Georgia Municipal Income Fund

Class A Shares - ETGAX  Class C Shares - ECGAX Class I Shares - EIGAX

Eaton Vance Maryland Municipal Income Fund

Class A Shares - ETMDX  Class C Shares - ECMDX Class I Shares - EIMDX

Eaton Vance Missouri Municipal Income Fund

Class A Shares - ETMOX  Class C Shares - ECMOX Class I Shares - EIMOX

Eaton Vance North Carolina Municipal Income Fund

Class A Shares - ETNCX  Class C Shares - ECNCX Class I Shares - EINCX

Eaton Vance Oregon Municipal Income Fund

Class A Shares - ETORX  Class C Shares - ECORX Class I Shares - EIORX

Eaton Vance South Carolina Municipal Income Fund

Class A Shares - EASCX  Class C Shares - ECSCX Class I Shares - EISCX

Eaton Vance Virginia Municipal Income Fund

Class A Shares - ETVAX  Class C Shares - ECVAX Class I Shares - EVAIX

Two International Place
Boston, Massachusetts 02110
1-800-262-1122

This Statement of Additional Information (“SAI”) provides general information about the Funds.  Each Fund is a non-diversified, open-end management investment company.  Each Fund is a series of Eaton Vance Municipals Trust.  Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus.

This SAI contains additional information about:

	Page		Page
Strategies and Risks	2	Sales Charges	22
Investment Restrictions	4	Disclosure of Portfolio Holdings and Related Information	24
Management and Organization	6	Taxes	25
Investment Advisory and Administrative Services	15	Portfolio Securities Transactions	35
Other Service Providers	19	Potential Conflicts of Interest	38
Calculation of Net Asset Value	20	Financial Statements	44
Purchasing and Redeeming Shares	21	Additional Information About Investment Strategies and Risks	45

Appendix A: Class A Fees and Ownership	79	Appendix E: Ratings	111
Appendix B: Class C Fees and Ownership	81	Appendix F: Eaton Vance Funds Proxy Voting Policy and Procedures	120
Appendix C: Class I Ownership	83	Appendix G: Adviser Proxy Voting Policies and Procedures	122
Appendix D: State Specific Information	85

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this SAI regarding another Fund because the Funds use this combined SAI.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund Prospectus dated January 1, 2022, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the Prospectus, which may be obtained by calling 1-800-262-1122.

© 2022 Eaton Vance Management

Definitions

The following terms that may be used in this SAI have the meaning set forth below:

“1940 Act” means the Investment Company Act of 1940, as amended;

“1933 Act” means the Securities Act of 1933, as amended;

“Board” means Board of Trustees or Board of Directors, as applicable;

“CEA” means Commodity Exchange Act;

“CFTC” means the Commodity Futures Trading Commission;

“Code” means the Internal Revenue Code of 1986, as amended;

“Eaton Vance family of funds” means all registered investment companies advised or administered by Eaton Vance Management (“Eaton Vance”) or Boston Management and Research (“BMR”);

“Eaton Vance funds” means the mutual funds advised by Eaton Vance or BMR;

“Exchange” means the New York Stock Exchange;

“FINRA” means the Financial Industry Regulatory Authority, Inc.;

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise;

“investment adviser” means the investment adviser identified in the prospectus and, with respect to the implementation of the Fund’s investment strategies (including as described under “Taxes”) and portfolio securities transactions, any sub-adviser identified in the prospectus to the extent that the sub-adviser has discretion to perform the particular duties;

“IRS” means the Internal Revenue Service;

“Portfolio” means a registered investment company (other than the Fund) sponsored by the Eaton Vance organization in which one or more Funds and other investors may invest substantially all or any portion of their assets as described in the prospectus, if applicable;

“Subsidiary” means a wholly owned subsidiary that certain funds may have established to pursue their investment objective.  No Fund described in this SAI has established a subsidiary;

“SEC” means the U.S. Securities and Exchange Commission; and

“Trust” means Eaton Vance Municipals Trust, of which each Fund is a series.

STRATEGIES AND RISKS

The Fund prospectus identifies the types of investments in which the Fund will principally invest in seeking its investment objective(s) and the principal risks associated therewith. The categories checked in the table below are all of the investments the Fund is permitted to make, including its principal investments and the investment practices the Fund (either directly or through one or more Portfolios as may be described in the prospectus) is permitted to engage in. To the extent that an investment type or practice listed below is not identified in the Fund prospectus as a principal investment strategy, the Fund generally expects to invest less than 5% of its total assets in such investment type. The Fund may hold a security or other instrument that is not otherwise identified as permissible if it is received through a corporate action. If a particular investment type or practice that is checked and listed below but not referred to in the prospectus becomes a more significant part of the Fund’s strategy, the prospectus may be amended to disclose that investment type or practice.  Information about the various investment types and practices and the associated risks checked below is included in alphabetical order in this SAI under “Additional Information about Investment Strategies and Risks.”

Investment Type	Permitted for or Relevant to the Funds
Asset-Backed Securities (“ABS”)
Auction Rate Securities	√
Build America Bonds	√
Call and Put Features on Securities	√
Collateralized Mortgage Obligations (“CMOs”)
Commercial Mortgage-Backed Securities (“CMBS”)

Eaton Vance Municipal Income Funds2SAI dated January 1, 2022

Investment Type	Permitted for or Relevant to the Funds
Commodity-Related Investments
Common Stocks
Contingent Convertible Securities
Convertible Securities
Credit Linked Securities	√
Derivative Instruments and Related Risks	√
Derivative-Linked and Commodity-Linked Hybrid Instruments
Direct Investments
Emerging Market Investments
Equity Investments
Equity-Linked Securities
Event-Linked Instruments
Exchange-Traded Funds (“ETFs”)	√
Exchange-Traded Notes (“ETNs”)
Fixed-Income Securities	√
Foreign Currency Transactions
Foreign Investments
Forward Foreign Currency Exchange Contracts
Forward Rate Agreements	√
Futures Contracts	√
Hybrid Securities
Illiquid Investments	√
Indexed Securities
Inflation-Indexed (or Inflation-Linked) Bonds	√
Junior Loans
Liquidity or Protective Put Agreements	√
Loans
Lower Rated Investments	√
Master Limited Partnerships (“MLPs”)
Money Market Instruments	√
Mortgage-Backed Securities (“MBS”)
Mortgage Dollar Rolls
Municipal Lease Obligations (“MLOs”)	√
Municipal Obligations	√(1) (2)
Option Contracts	√
Pooled Investment Vehicles	√
Preferred Stock
Real Estate Investments
Repurchase Agreements

Eaton Vance Municipal Income Funds3SAI dated January 1, 2022

Investment Type	Permitted for or Relevant to the Funds
Residual Interest Bonds	√
Reverse Repurchase Agreements
Rights and Warrants
Royalty Bonds
Senior Loans
Short Sales
Stripped Securities
Structured Notes
Swap Agreements	√
Swaptions
Trust Certificates
U.S. Government Securities	√
Unlisted Securities	√
Variable Rate Instruments	√
When-Issued Securities, Delayed Delivery and Forward Commitments	√
Zero Coupon Bonds, Deep Discount Bonds and Payment-In-Kind (“PIK”) Securities	√

Other Disclosures Regarding Investment Practices	Permitted for or Relevant to the Funds
Asset Coverage	√
Average Effective Maturity	√
Borrowing for Investment Purposes	√
Borrowing for Temporary Purposes	√
Cybersecurity Risk	√
Diversified Status
Dividend Capture Trading
Duration	√
Investing in a Portfolio
Investments in the Subsidiary
LIBOR Transition and Associated Risk	√
Operational Risk	√
Option Strategy
Participation in the ReFlow Liquidity Program	√
Portfolio Turnover	√
Restricted Securities	√
Securities Lending	√
Short-Term Trading	√
Significant Exposure to Health Sciences Companies

Eaton Vance Municipal Income Funds4SAI dated January 1, 2022

Other Disclosures Regarding Investment Practices	Permitted for or Relevant to the Funds
Significant Exposure to Smaller Companies
Significant Exposure to Utilities and Financial Services Sectors
Tax-Managed Investing

(1)Funds that seek to avoid state income taxes invest a significant portion of their assets in obligations issued by issuers in a particular state. The Funds also may invest a total of up to 35% of their net assets in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam and invest to a more limited extent in obligations issued by the N. Mariana Territories and American Samoa. The risks associated with investing in municipal obligations of issuers of a particular state or U.S. territory are described under “Risks of State-Specific Investments” in an appendix to this SAI.

(2)As stated in the prospectus, the Fund has policies relating to the investment of securities in certain credit rating categories. The Fund may retain an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser.

INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities, which as used in this SAI means the lesser of:  (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of a Fund.  Accordingly, each Fund may not:

The following applies to all Funds:

(1) Borrow money or issue senior securities except as permitted by the 1940 Act;

(2)Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(3)Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the 1933 Act;

(4)Purchase or sell real estate (including limited partnership interests in real estate but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

(5)Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities;

(6)Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities; or

(7)Invest 25% or more of its total assets in any one industry.

Each Fund’s borrowing policy is consistent with the 1940 Act and guidance of the SEC or its staff, and will comply with any applicable SEC exemptive order.

Notwithstanding its investment policies and restrictions, each Fund may, in compliance with the requirements of the 1940 Act, invest: (i) all of its investable assets in an open-end management investment company with substantially the same investment objective(s), policies and restrictions as the Fund; or (ii) in more than one open-end management investment company sponsored by Eaton Vance or its affiliates, provided any such company has investment objective(s), policies and restrictions that are consistent with those of the Fund.

In addition, to the extent a registered open-end investment company acquires securities of a fund in reliance on Section 12(d)(1)(G) under the 1940 Act, such acquired fund shall not acquire any securities of a registered open-end investment company in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act.

The following nonfundamental investment policy has been adopted by each Fund.  A nonfundamental investment policy may be changed by the Board with respect to a Fund without approval by the Fund’s shareholders.  Each Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time.

Eaton Vance Municipal Income Funds5SAI dated January 1, 2022

For purposes of each Fund’s policy not to invest 25% or more of its total assets in any one industry, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries.  Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.  However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users.  The foregoing 25% limitation would apply to these issuers.  As discussed in the Prospectus and SAI, a Fund may invest more than 25% of its total assets in certain types of bonds, such as revenue bonds, and certain economic sectors, such as housing, hospitals and other health care facilities, utilities and industrial development bonds.

A Fund’s investments in residual interest bonds and similar securities described in the Prospectus and this SAI will not be considered borrowing for the purposes of a Fund’s restrictions on borrowing described herein and in the Prospectus.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a requirement with respect to the percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset.  Accordingly, unless otherwise noted, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset.  However, a Fund must always be in compliance with the borrowing policy set forth above. If a Fund is required to reduce borrowings, it will do so in a manner that is consistent with the 1940 Act and guidance of the SEC or its staff, and that complies with any applicable SEC exemptive order.

MANAGEMENT AND ORGANIZATION

Fund Management.  The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust.  The Board members and officers of the Trust are listed below.  Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.  Board members hold indefinite terms of office.  Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of each Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee.  However, if such retirement and resignation would cause each Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for each Fund to be in compliance therewith.  The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act.  The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110.  As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “Eaton Vance” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. (see “Principal Underwriter” under “Other Service Providers”).  EV is the trustee of Eaton Vance and BMR.  Effective March 1, 2021, each of Eaton Vance, BMR, EVD and EV are indirect wholly owned subsidiaries of Morgan Stanley.  Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years
Interested Trustee
THOMAS E. FAUST JR. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, Eaton Vance, EVD and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.	137	Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Eaton Vance Municipal Income Funds6SAI dated January 1, 2022

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years
Noninterested Trustees
MARK R. FETTING 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	138	None
CYNTHIA E. FROST 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).	137	None
GEORGE J. GORMAN 1952	Chairperson of the Board and Trustee	Chairperson of the Board since 2021 and Trustee since 2014	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	138	None
VALERIE A. MOSLEY 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	138

Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020).  Director of Groupon, Inc. (e-commerce provider) (since April 2020).  Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018).  Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

Eaton Vance Municipal Income Funds7SAI dated January 1, 2022

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years
WILLIAM H. PARK 1947	Trustee	Since 2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

				138	None
HELEN FRAME PETERS 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	138	None
KEITH QUINTON 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).	138	Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
MARCUS L. SMITH 1966	Trustee	Since 2018	Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).	138

Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

SUSAN J. SUTHERLAND 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	138	Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Eaton Vance Municipal Income Funds8SAI dated January 1, 2022

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years
SCOTT E. WENNERHOLM 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	137	None

(1)Includes both funds and portfolios in a hub and spoke structure.

Principal Officers who are not Trustees
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
ERIC A. STEIN 1980	President	Since 2020

Vice President and Chief Investment Officer, Fixed Income of Eaton Vance and BMR.  Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s  Global Income Investments. Officer of 116 registered investment companies managed by Eaton Vance or BMR.  Also Vice President of Calvert Research and Management (“CRM”) since 2020.

DEIDRE E. WALSH 1971	Vice President and Chief Legal Officer	Since 2021

Vice President of Eaton Vance and BMR.  Officer of 138 registered investment companies managed by Eaton Vance or BMR.  Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2021.

JAMES F. KIRCHNER 1967	Treasurer	Since 2013

Vice President of Eaton Vance and BMR.  Officer of 138 registered investment companies managed by Eaton Vance or BMR.  Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2016.

KIMBERLY M. ROESSIGER 1985	Secretary	Since 2021	Vice President of Eaton Vance and BMR. Officer of 138 registered investment companies managed by Eaton Vance or BMR.
RICHARD F. FROIO 1968	Chief Compliance Officer	Since 2017

Vice President of Eaton Vance and BMR since 2017.  Officer of 138 registered investment companies managed by Eaton Vance or BMR.  Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

The Board has general oversight responsibility with respect to the business and affairs of the Trust and each Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser(s) (collectively the “adviser”) to manage each Fund and an administrator to administer each Fund and is responsible for overseeing such adviser and administrator and other service providers to the Trust and each Fund. The Board is currently composed of eleven Trustees, including ten Trustees who are not “interested persons” of a Fund, as that term is defined in the 1940 Act (each a “noninterested Trustee”). In addition to six regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.

Eaton Vance Municipal Income Funds9SAI dated January 1, 2022

The Board has appointed a noninterested Trustee to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. In addition, the Board may appoint a noninterested Trustee to serve in the role of Vice-Chairperson.  The Vice-Chairperson has the power and authority to perform any or all of the duties and responsibilities of the Chairperson in the absence of the Chairperson and/or as requested by the Chairperson.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairperson or Vice-Chairperson does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Fund and the Trust are subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board and its Committees. As part of its oversight of each Fund and the Trust, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser, administrator, principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser, administrator, principal underwriter and the other Fund  service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals.

The Board, with the assistance of management and with input from the Board's various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund CCO who oversees the implementation and testing of the Fund compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The administrator, the investment adviser and the sub-adviser (if applicable) are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of the Board or the Board receives reports periodically from the independent public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with mutual funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee.  The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee candidates.  In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board members’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and the Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board.  Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a member of the Boards of the Eaton Vance

Eaton Vance Municipal Income Funds10SAI dated January 1, 2022 family of funds (“Eaton Vance Fund Boards”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below.  Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board.  The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

Thomas E. Faust Jr.  Mr. Faust has served as a member of the Eaton Vance Fund Boards since 2007.  Effective March 1, 2021, he is Chairman of MSIM.  He is also a member of the Board of Managers and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD.  Mr. Faust previously served as Chairman and Chief Executive Officer of EVC from 2007 through March 1, 2021 and as President of EVC from 2006 through March 1, 2021. Mr. Faust served as a Director of Hexavest Inc. from 2012-2021.  From 2016 through 2019, Mr. Faust served as a Director of SigFig Wealth Management LLC.  Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance from 1985-2007.  He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School.  Mr. Faust has been a Chartered Financial Analyst since 1988.  He is a trustee and member of the executive committee of the Boston Symphony Orchestra, Inc. and trustee emeritus of Wellesley College.

Mark R. Fetting. Mr. Fetting has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Contract Review Committee.  He has over 30 years of experience in the investment management industry as an executive and in various leadership roles.  From 2000 through 2012, Mr. Fetting served in several capacities at Legg Mason, Inc., including most recently serving as President, Chief Executive Officer, Director and Chairman from 2008 to his retirement in 2012.  He also served as a Director/Trustee and Chairman of the Legg Mason family of funds from 2008-2012 and Director/Trustee of the Royce family of funds from 2001-2012.  From 2001 through 2008, Mr. Fetting also served as President of the Legg Mason family of funds.  From 1991 through 2000, Mr. Fetting served as Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.  Early in his professional career, Mr. Fetting was a Vice President at T. Rowe Price and served in leadership roles within the firm’s mutual fund division from 1981-1987.

Cynthia E. Frost. Ms. Frost has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Portfolio Management Committee.  From 2000 through 2012, Ms. Frost was the Chief Investment Officer of Brown University, where she oversaw the evaluation, selection and monitoring of the third party investment managers who managed the university’s endowment.  From 1995 through 2000, Ms. Frost was a Portfolio Strategist for Duke Management Company, which oversaw Duke University’s endowment.  Ms. Frost also served in various investment and consulting roles at Cambridge Associates from 1989-1995, Bain and Company from 1987-1989 and BA Investment Management Company from 1983-1985. She serves as a member of the investment committee of The MCNC Endowment.

George J. Gorman.  Mr. Gorman has served as a member of the Eaton Vance Fund Boards since 2014 and is the Independent Chairperson of the Board.  From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from 1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds.  Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the Bank of America Money Market Funds Series Trust from 2011-2014 and the Ashmore Funds from 2010-2014.

Valerie A. Mosley.  Ms. Mosley has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Governance Committee.  She currently owns and manages a consulting and investment firm, Valmo Ventures, and in 2020 founded Upward Wealth, Inc., doing business as BrightUP, a fintech platform focused on helping everyday workers grow their net worth and reinforce their self-worth.  From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist.  Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990.  She was also a Director of Progress Investment Management Company, a manager of emerging managers until 2020.  She is a Director of Groupon, Inc., an ecommerce provider, and a Director of Envestnet, Inc., a provider of intelligent systems for wealth management and financial wellness.  She is also a Director of DraftKings, Inc., a digital sports entertainment and gaming company and a board member of Caribou Financial, Inc., an auto loan refinancing company.  Ms. Mosley previously served as a Director of Dynex Capital, Inc., a mortgage REIT, from 2013-2020.  She

Eaton Vance Municipal Income Funds11SAI dated January 1, 2022 serves as a trustee or board member of several major non-profit organizations and endowments.  In addition, she is a member of the Risk Audit Committee of the United Auto Workers Retiree Medical Benefits Trust.

William H. Park.  Mr. Park has served as a member of the Eaton Vance Fund Boards since 2003 and was formerly the Independent Chairperson of the Board from 2016-2021.  Mr. Park was formerly a consultant from 2012-2014 and formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Helen Frame Peters.  Dr. Peters has served as a member of the Eaton Vance Fund Boards since 2008.  Dr. Peters is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Dr. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011.  In addition, Dr. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998.  Dr. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

Keith Quinton.  Mr. Quinton has served as a member of the Eaton Vance Fund Boards since October 1, 2018.  He had over thirty years of experience in the investment industry before retiring from Fidelity Investments in 2014.  Prior to joining Fidelity, Mr. Quinton was a vice president and quantitative analyst at MFS Investment Management from 2000-2001. From 1997 through 2000, he was a senior quantitative analyst at Santander Global Advisors and, from 1995 through 1997, Mr. Quinton was senior vice president in the quantitative equity research department at Putnam Investments. Prior to joining Putnam Investments, Mr. Quinton served in various investment roles at Eberstadt Fleming, Falconwood Securities Corporation and Drexel Burnham Lambert, where he began his career in the investment industry as a senior quantitative analyst in 1983. Mr. Quinton served as an Independent Investment Committee Member of the New Hampshire Retirement System, a five member committee that manages investments based on the investment policy and asset allocation approved by the board of trustees (2017-2021), and as a Director, (2016-2021) and Chairman, (2019-2021) of the New Hampshire Municipal Bond Bank.

Marcus L. Smith.  Mr. Smith has served as a member of the Eaton Vance Fund Boards since October 1, 2018. Mr. Smith has been a Director of First Industrial Realty Trust, Inc., a fully integrated owner, operator and developer of industrial real estate, since 2021, where he serves on the Investment and Nominating/Corporate Governance Committees. Since 2017, Mr. Smith has been a Director of MSCI Inc., a leading provider of investment decision support tools worldwide, where he serves on the Compensation and Talent Management Committee and  Strategy & Finance Committee. From 2017 through 2018, he served as a Director of DCT Industrial Trust Inc., a leading logistics real estate company, where he served as a member of the Nominating and Corporate Governance and Audit Committees.  From 1994 through 2017, Mr. Smith served in several capacities at MFS Investment Management, an investment management firm, where he managed the MFS Institutional International Fund for 17 years and the MFS Concentrated International Fund for 10 years.  In addition to his portfolio management duties, Mr. Smith served as Director of Equity, Canada from 2012-2017, Director of Equity, Asia from 2010-2012, and Director of Asian Equity Research from 2005-2010.  Prior to joining MFS, Mr. Smith was a senior consultant at Andersen Consulting (now known as Accenture) from 1988-1992. Mr. Smith served as a United States Army Reserve Officer from 1987-1992.  He was also a trustee of the University of Mount Union from 2008-2020 and served on the Boston advisory board of the Posse Foundation from 2015-2021. Mr. Smith currently sits on the Harvard Medical School Advisory Council on Education, the Board of Directors for Facing History and Ourselves and is a Trustee of the Core Knowledge Foundation.

Susan J. Sutherland.  Ms. Sutherland has served as a member of the Eaton Vance Fund Boards since 2015 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee.  She is also a Director of Ascot Group Limited and certain of its subsidiaries.  Ascot Group Limited, through its related businesses including Syndicate 1414 at Lloyd’s of London, is a leading global underwriter of specialty property and casualty insurance and reinsurance.  In addition, Ms. Sutherland is a Director of Kairos Acquisition Corp., which is concentrating on acquisition and business combination efforts within the insurance and insurance technology (also known as “InsurTech”) sectors.  Ms. Sutherland was a Director of Montpelier Re Holdings Ltd., a global provider of customized reinsurance and insurance products, from 2013 until its sale in 2015 and of Hagerty Holding Corp., a leading provider of specialized automobile and marine insurance from 2015-2018.  From 1982 through 2013, Ms. Sutherland was an associate, counsel and then a partner in the Financial Institutions Group of Skadden, Arps, Slate, Meagher & Flom LLP, where she primarily represented U.S. and international insurance and reinsurance companies, investment banks and private equity firms in insurance-related corporate transactions.  In addition, Ms. Sutherland is qualified as a Governance Fellow of the National Association of Corporate Directors and has also served as a board member of prominent non-profit organizations.

Eaton Vance Municipal Income Funds12SAI dated January 1, 2022

Scott E. Wennerholm. Mr. Wennerholm has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Audit Committee.  He has over 30 years of experience in the financial services industry in various leadership and executive roles.  Mr. Wennerholm served as Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management from 2005-2011.  He also served as Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management from 1997-2004 and was a Vice President at Fidelity Investments Institutional Services from 1994-1997.  In addition, Mr. Wennerholm served as a Trustee at Wheelock College, a postsecondary institution from 2012-2018.

The Board(s) of the Trust has several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee.  Each of the Committees are comprised of only noninterested Trustees.

Mmes. Mosley (Chairperson), Frost, Peters and Sutherland, and Messrs. Fetting, Gorman, Park, Quinton, Smith and Wennerholm are members of the Governance Committee.  The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.  During the fiscal year ended August 31, 2021, the Governance Committee convened eight times.

The Governance Committee will, when a vacancy exists, consider a nominee for Trustee recommended by a shareholder, provided that such recommendation is submitted in writing to the Trust’s Secretary at the principal executive office of the Trust. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Trust), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Trust, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration.

Messrs. Wennerholm (Chairperson), Gorman, Park and Quinton and Ms. Peters are members of the Audit Committee.  The Board has designated Messrs. Gorman, Park and Wennerholm, each a noninterested Trustee, as audit committee financial experts.  The Audit Committee’s purposes are to (i) oversee each Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to each Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of a Fund.  During the fiscal year ended August 31, 2021, the Audit Committee convened ten times.

Messrs. Fetting (Chairperson), Gorman, Park, Quinton, Smith and Wennerholm, and Mmes. Frost, Mosley, Peters and Sutherland are members of the Contract Review Committee.  The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Funds, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Funds or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board.  During the fiscal year ended August 31, 2021, the Contract Review Committee convened twelve times.

Mmes. Frost (Chairperson), Mosley and Peters and Messrs. Smith and Wennerholm are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Funds and their investment adviser and sub-adviser(s), if applicable, relative to the Fund’s stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds; and (iii) assist the Board in its monitoring of the performance results of all funds and portfolios, giving special attention to the performance of certain funds and portfolios that it or the Board identifies from time to time. During the fiscal year ended August 31, 2021, the Portfolio Management Committee convened seven times.

Eaton Vance Municipal Income Funds13SAI dated January 1, 2022

Ms. Sutherland (Chairperson) and Messrs. Fetting, Park and Quinton are members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Funds; (ii) serve as a liaison between the Board and the Fund’s CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.  During the fiscal year ended August 31, 2021, the Compliance Reports and Regulatory Matters Committee convened seven times.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in the Eaton Vance family of funds overseen by the Trustee as of December 31, 2020.

Dollar Range of Equity Securities Beneficially Owned by
Fund Name	Thomas E. Faust Jr.(1)	Mark R. Fetting(2)	Cynthia E. Frost(2)	George J. Gorman(2)	Valerie A. Mosley(2)	William H. Park(2)	Helen Frame Peters(2)	Keith Quinton(2)	Marcus L. Smith(2)	Susan J. Sutherland(2)	Scott E. Wennerholm(2)
Georgia Fund	None	None	None	None	None	None	None	None	None	None	None
Maryland Fund	None	None	None	None	None	None	None	None	None	None	None
Missouri Fund	None	None	None	None	None	None	None	None	None	None	None
North Carolina Fund	None	None	None	None	None	None	None	None	None	None	None
Oregon Fund	None	None	None	None	None	None	None	None	None	None	None
South Carolina Fund	None	None	None	None	None	None	None	None	None	None	None
Virginia Fund	None	None	None	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities Beneficially Owned in all Registered Funds Overseen by Trustee in the Eaton Vance Family of Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000(3)	Over $100,000(3)

(1)Interested Trustee.

(2)Noninterested Trustees.

(3)Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, 2020, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, any sub-adviser, if applicable, or any person controlling, controlled by or under common control with EVC or EVD or any sub-adviser, if applicable, collectively (“Affiliated Entity”).

During the calendar years ended December 31, 2019 and December 31, 2020, no noninterested Trustee (or their immediate family members) had:

(1)Any direct or indirect interest in any Affiliated Entity;

(2)Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above; or

(3)Any direct or indirect relationship with (i) the Trust or any fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above.

During the calendar years ended December 31, 2019 and December 31, 2020, no officer of any Affiliated Entity served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Noninterested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”).  Under the Deferred Compensation Plan, an eligible Board member may elect to have all or a portion of his or her deferred fees invested in the shares of one or more funds in the Eaton Vance family of funds, and the amount paid to the Board members under the Deferred Compensation Plan will be determined based upon the performance of such investments.  Deferral of Board members’ fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities, and net

Eaton Vance Municipal Income Funds14SAI dated January 1, 2022 income of a participating fund or portfolio, and do not require that a participating Board member be retained.  There is no retirement plan for Board members.

The fees and expenses of the Trustees of the Trust are paid by the Funds (and other series of the Trust). A Board member who is a member of the Eaton Vance organization receives no compensation from the Trust. During the fiscal year ended August 31, 2021, the Trustees of the Trust earned the following compensation in their capacities as Board members from the Trust.  For the year ended December 31, 2020, the Board members earned the following compensation in their capacities as members of the Eaton Vance Fund Boards(1):

Source of Compensation	Mark R. Fetting	Cynthia E. Frost	George J. Gorman	Valerie A. Mosley	William H. Park	Helen Frame Peters	Keith Quinton	Marcus L. Smith	Susan J. Sutherland	Scott E. Wennerholm
Trust(2)	$31,567	$33,198	$36,955	$33,198	$39,613	$31,466	$30,149	$30,380	$33,636	$34,497
Trust and Fund Complex(1)	$348,306	$373,305	$387,056	$378,709(3)	$470,806	$351,652	$338,306	$338,306	$373,305(4)	$387,056

(1)As of January 1, 2022, the Eaton Vance fund complex consists of 138 registered investment companies or series thereof.

(2)The Trust consisted of 18 Funds as of August 31, 2021.

(3)Includes $20,000 of deferred compensation.

(4)Includes $370,208 of deferred compensation.

Fund Organization

Trust. Each Fund is a series of the Trust, which was organized under Massachusetts law on September 30, 1985 as a trust with transferable shares, commonly referred to as a “Massachusetts business trust” and is operated as an open-end management investment company.  The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund).  The Trustees of the Trust have divided the shares of a Fund into multiple classes.  Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges.  The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges.  When issued and outstanding, shares are fully paid and nonassessable by the Trust.  Shareholders of the Trust are entitled to one vote for each full share held.  Fractional shares may be voted proportionately.  Shares of all Funds in the Trust will be voted together with respect to the election or removal of Trustees and on other matters affecting all Funds similarly.  On matters affecting only a particular Fund, all shareholders of the affected Fund will vote together as a single class, except that only shareholders of a particular class may vote on matters affecting only that class.  Shares have no preemptive or conversion rights and are freely transferable.  In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders.  In such an event the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust’s By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.  The Trust’s By-laws provide that any Trustee may be removed with or without cause, by (i) the affirmative vote of holders of two-thirds of the shares or, (ii) the affirmative vote of, or written instrument, signed by at least two-thirds of the remaining Trustees, provided however, that the removal of any noninterested Trustee shall additionally require the affirmative vote of, or a written instrument executed by, at least two-thirds of the remaining noninterested Trustees.  No person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust’s Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment.  The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series, if they deem it necessary to conform it to applicable federal or state laws or regulations, or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) provided such changes do not have a materially adverse effect on the financial interests of shareholders.  The Trust’s By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust.  However, no indemnification is required to be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Eaton Vance Municipal Income Funds15SAI dated January 1, 2022

The Trust’s Declaration of Trust provides that any legal proceeding brought by or on behalf of a shareholder seeking to enforce any provision of, or based upon any matter arising out of, related to or in connection with, the Declaration of Trust, the Trust, any Fund or Class or the shares of any Fund must be brought exclusively in the United States District Court for Massachusetts or, if such court does not have jurisdiction for the matter, then in the Superior Court of Suffolk County for the Commonwealth of Massachusetts.  If a shareholder brings a claim in another venue and the venue is subsequently changed through legal process to the foregoing Federal or state court, then the shareholder will be required to reimburse the Trust and other persons for the expenses incurred in effecting the change in venue.

The Trust’s Declaration of Trust also provides that, except to the extent explicitly permitted by Federal law, a shareholder may not bring or maintain a court action on behalf of the Trust or any Fund or class of shares (commonly referred to as a derivative claim) without first making demand on the Trustees requesting the Trustees to bring the action.  Within 90 days of receipt of the demand, the Trustees will consider the merits of the claim and determine whether commencing or maintaining an action would be in the best interests of the Trust or the affected Fund or Class.  Any decision by the Trustees to bring, maintain or settle, or to not bring, maintain or settle the action, will be final and binding upon shareholders and therefore no action may be brought or maintained after a decision is made to reject a demand.  In addition, the Trust’s Declaration of Trust provides that, to the maximum extent permitted by law, each shareholder acknowledges and agrees that any alleged injury to the Trust’s property, any diminution in the value of a shareholder’s shares and any other claim arising out of or relating to an allegation regarding the actions, inaction or omissions of or by the Trustees, the officers of the Trust or the investment adviser of a Fund is a legal claim belonging only to the Trust and not to the shareholders individually and, therefore, that any such claim is subject to the demand requirement for derivative claims referenced above.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by the approval of a majority of the Trustees then in office, to be followed by a written notice to shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust.  Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed.  The Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust’s By-laws provide that the Trust, upon request by the shareholder, shall assume the defense on behalf of any Fund shareholders.  The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class.  Moreover, the Trust’s By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability.  The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund’s business and the nature of its assets, management believes that the possibility of the Fund’s liabilities exceeding its assets, and therefore the shareholder’s risk of personal liability, is remote.

Proxy Voting Policy.  The Board adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Board has delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Adviser Policies”).  An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The members of the Board will review a Fund's proxy voting records from time to time and will review annually the Adviser Policies.  For a copy of the Fund Policy and Adviser Policies, see Appendix F and Appendix G, respectively.  Pursuant to certain provisions of the 1940 Act and certain exemptive orders relating to funds investing in other funds, a Fund may be required or may elect to vote its interest in another fund in the same proportion as the holders of all other shares of that fund.   Information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122 and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services.  As described in the Prospectus, upon the closing of the transaction by which Morgan Stanley acquired EVC (the “Transaction”) each Fund entered into a new Investment Advisory Agreement with BMR.  The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Trust’s Board.  The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by

Eaton Vance Municipal Income Funds16SAI dated January 1, 2022 each Fund and what portion, if any, of each Fund’s assets will be held uninvested.  The Investment Advisory Agreement on behalf of the Funds requires the investment adviser to pay the compensation and expenses of all officers and Trustees of the Trust who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that each Fund pays the investment adviser, see the Prospectus.  The following table sets forth the net assets of each Fund and the advisory fees for the last three fiscal years.

		Advisory Fee Paid for Fiscal Years Ended
Fund	Net Assets at 8/31/21	8/31/21	8/31/20	8/31/19
Georgia	$133,052,814	$361,959	$281,724	$233,643
Maryland	$99,454,251	$240,694	$182,027	$150,748
Missouri	$87,732,789	$255,259	$219,576	$196,656
North Carolina	$165,027,024	$506,731	$442,728	$400,495
Oregon	$180,377,183	$580,421	$462,188	$388,630
South Carolina	$172,561,538	$532,300	$464,784	$423,514
Virginia	$74,928,581	$205,036	$197,784	$194,909

Each Investment Advisory Agreement with the investment adviser continues in effect through and including the second anniversary of its execution and shall continue in full force and effect indefinitely  thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast at a meeting specifically called for the purpose of voting on such approval pursuant to the requirements of the 1940 Act and (ii) by the Board of the Trust or by vote of a majority of the outstanding voting securities of the Fund.  Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by either party, or by vote of the majority of the outstanding voting securities of the Fund, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser may render services to others.  Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.  Each Agreement is not intended to, and does not, confer upon any person not a party to it any right, benefit or remedy of any nature.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under the laws of the Commonwealth of Massachusetts.  EV serves as trustee of BMR and Eaton Vance.  As described in the Prospectus, following the closing of the Transaction on March 1, 2021, EV, Eaton Vance and BMR became indirect wholly owned subsidiaries of Morgan Stanley (NYSE: MS), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Prior to March 1, 2021, each of EV and Eaton Vance were wholly owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company, and BMR was an indirect wholly owned subsidiary of EVC.   EVC through its subsidiaries and affiliates engaged primarily in investment management, administration and marketing activities.  The Directors of EVC were Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Paula A. Johnson, Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr.  All shares of the outstanding Voting Common Stock of EVC were deposited in a Voting Trust, the Voting Trustees of which were Mr. Faust, Paul W. Bouchey, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Thomas Lee, Frederick S. Marius, David C. McCabe, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, Thomas C. Seto, John L. Shea, Eric A. Stein, John H. Streur, Andrew N. Sveen, Payson F. Swaffield, R. Kelly Williams and Matthew J. Witkos (all of whom are or were officers of Eaton Vance or its affiliates).  The Voting Trustees had unrestricted voting rights for the election of Directors of EVC.  Prior to March 1, 2021, all of the outstanding voting trust receipts issued under said Voting Trust were owned by certain of the officers of BMR and Eaton Vance who may also have been officers, or officers and Directors of EVC and EV.  As indicated under “Management and Organization,” all of the officers of the Trust (as well as Mr. Faust who is also a Trustee) are employees of Eaton Vance.

Eaton Vance Municipal Income Funds17SAI dated January 1, 2022

Code of Ethics.  The investment adviser, principal underwriter, and each Fund have adopted Codes of Ethics governing personal securities transactions pursuant to Rule 17j-1 under the 1940 Act.  Under the Codes, employees of the investment adviser and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and/or other procedures.

Portfolio Managers.  The portfolio managers (each referred to as a “portfolio manager”) of each Fund are listed below.  The following table shows, as of the Funds’ most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Christopher J. Eustance
Registered Investment Companies	9	$2,154.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Trevor G. Smith
Registered Investment Companies	8	$1,611.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Julie P. Callahan(1)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
William J. Delahunty, Jr.(1)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

(1)As of August 31, 2021.  Mr. Delahunty and Ms. Callahan became portfolio managers effective October 1, 2021.

Eaton Vance Municipal Income Funds18SAI dated January 1, 2022

The following table shows the dollar range of equity securities beneficially owned in a Fund by its portfolio manager(s) as of the Funds’ most recent fiscal year ended August 31, 2021 and in the Eaton Vance family of funds as of December 31, 2020.  The purpose of each Fund is to provide tax-exempt income to persons subject to taxation in a particular state.  In most cases, a Fund’s portfolio manager is subject to such taxation and, as such, no manager owns shares of the Fund(s) he or she manages.  In addition, in most cases, Fund shares are not registered for sale in the state of the portfolio manager’s residence.

Fund Name and Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Georgia Fund
Trevor G. Smith	None	$500,001 - $1,000,000
Julie P. Callahan	None	$1 - $10,000(1)
Maryland Fund
Trevor G. Smith	None	$500,001 - $1,000,000
Missouri Fund
Christopher J. Eustance	None	$100,001 - $500,000
North Carolina Fund
Christopher J. Eustance	None	$100,001 - $500,000
William J. Delahunty, Jr.	None	Over $1,000,000(1)
Oregon Fund
Christopher J. Eustance	None	$100,001 - $500,000
William J. Delahunty, Jr.	None	Over $1,000,000(1)
South Carolina Fund
Christopher J. Eustance	None	$100,001 - $500,000
William J. Delahunty, Jr.	None	Over $1,000,000(1)
Virginia Fund
Trevor G. Smith	None	$500,001 - $1,000,000

(1)As of August 31, 2021.

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to a Fund.  In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account.  The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.  The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Eaton Vance Municipal Income Funds19SAI dated January 1, 2022

Compensation Structure for BMR. Compensation of the investment adviser's portfolio managers and other investment professionals has the following primary components:  (1) a base salary and (2) discretionary variable compensation that is comprised of cash bonus and depending on eligibility, may also include deferred compensation consisting of restricted shares of Morgan Stanley stock and deferred cash that are subject to a fixed vesting and distribution schedule.  The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the investment adviser’s employees.  Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis.  Cash bonuses and deferred compensation awards, and adjustments in base salary are typically paid or put into effect shortly after the December 31st fiscal year end of Morgan Stanley.

Method to Determine Compensation.  The investment adviser compensates its portfolio managers based on company and team business results, and individual performance, including the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below).  In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance.  Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk.  Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.  When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.  In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods.  For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes.  For other funds, performance is evaluated on a pre-tax basis.  For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective.  For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts.  Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary and variable compensation levels for portfolio managers and other investment professionals.  Salaries and variable compensation are also influenced by the operating performance of the investment adviser and Morgan Stanley.  While the salaries of the investment adviser’s portfolio managers are comparatively fixed, variable compensation may fluctuate significantly from year to year, based on changes in company and team performance, manager performance and other factors as described herein.  For a high performing portfolio manager, variable compensation may represent a substantial portion of total compensation.

Commodity Futures Trading Commission Registration.  The CFTC has adopted certain regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments.   The investment adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund.  Accordingly, neither the Funds nor the investment adviser with respect to the operation of the Funds is subject to CFTC regulation.  Because of their management of other strategies, Eaton Vance and BMR are registered with the CFTC as commodity pool operators.  Eaton Vance and BMR are also registered as commodity trading advisors.  The CFTC has neither reviewed nor approved each Fund's investment strategies or this SAI.

Administrative Services. As indicated in the Prospectus, Eaton Vance serves as administrator of each Fund under an Administrative Services Agreement, but currently receives no compensation for providing administrative services to the Fund.  Under the Administrative Services Agreement, Eaton Vance has been engaged to administer each Fund’s affairs, subject to the supervision of the Board, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

Sub-Transfer Agency Support Services.  Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  Under the agreement, Eaton Vance provides:  (1) specified sub-transfer agency services; (2) compliance monitoring services; and (3) intermediary

Eaton Vance Municipal Income Funds20SAI dated January 1, 2022 oversight services.  For the services it provides, Eaton Vance receives an aggregate annual fee equal to the actual expenses incurred by Eaton Vance in the performance of such services.  Each Fund pays a pro rata share of such fee.  For the fiscal year ended August 31, 2021, Eaton Vance earned the following pursuant to the agreement:

Georgia Fund	Maryland Fund	Missouri Fund	North Carolina Fund	Oregon Fund	South Carolina Fund	Virginia Fund
$141	$810	$620	$2,623	$190	$489	$1,393

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator).  In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses.  Pursuant to the Amended and Restated Multiple Class Plan for Eaton Vance Funds, Fund expenses are allocated to each class on a pro rata basis, except that distribution and service fees are allocated exclusively to the class that incurs them.

OTHER SERVICE PROVIDERS

Principal Underwriter.  Eaton Vance Distributors, Inc. (“EVD”), Two International Place, Boston, MA 02110 is the principal underwriter of each Fund.  The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust.  The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter.  The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund.  The Distribution Agreement is renewable annually by the members of the Board (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Agreement or any applicable Distribution Plan), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Fund shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment.  The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold.  Effective March 1, 2021, EVD is an indirect wholly owned subsidiary of Morgan Stanley.  Prior to March 1, 2021, EVD was a direct, wholly owned subsidiary of EVC.  Mr. Faust is also a Director of EVD.

Custodian.  State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as custodian to each Fund.  State Street has custody of all cash and securities of a Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund.  In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust.  State Street also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC.

Independent Registered Public Accounting Firm.  Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, MA 02116, independent registered public accounting firm, audits each Fund's financial statements. Deloitte and/or its affiliates provide other audit, tax and related services to each Fund.

Transfer Agent.  BNY Mellon Investment Servicing (US) Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

CALCULATION OF NET ASSET VALUE

The net asset value of the Fund is determined by State Street (as agent and custodian) by subtracting the liabilities of the Fund from the value of its total assets.  The Fund is closed for business and will not issue a net asset value on the following business holidays and any other business day that the Exchange is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Fund’s net asset value per share is readily accessible on the Eaton Vance website (www.eatonvance.com).

The Board has approved procedures pursuant to which investments are valued for purposes of determining the Fund’s net asset value.  Listed below is a summary of the methods generally used to value investments (some or all of which may be held by the Fund) under the procedures.

•Equity securities (including common stock, exchange-traded funds, closed-end funds, preferred equity securities, exchange-traded notes and other instruments that trade on recognized stock exchanges) are valued at the last sale, official close or, if there are no reported sales, at the mean between the bid and asked price on the primary exchange on which they are traded.

•Most debt obligations are valued on the basis of market valuations furnished by a pricing service or at the mean of the bid and asked prices provided by recognized broker/dealers of such securities.  The pricing service may use a pricing matrix to determine valuation.

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•Short-term instruments with remaining maturities of less than 397 days are valued on the basis of market valuations furnished by a pricing service or based on dealer quotations.

•Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange quotations supplied by a pricing service.

•Senior and Junior Loans (as defined in the “Additional Information About Investment Strategies and Risks” section of this SAI) are valued on the basis of prices furnished by a pricing service.  The pricing service uses transactions and market quotations from brokers in determining values.

•Futures contracts are valued at the settlement or closing price on the primary exchange or board of trade on which they are traded.

•Exchange-traded options are valued at the mean of the bid and asked prices.  Over-the-counter options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).

•Non-exchange traded derivatives (including swap agreements, forward contracts and equity participation notes) are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty) or, for total return swaps, based on market index data.

•Precious metals are valued at the New York Composite mean quotation.

•Liabilities with a payment or maturity date of 364 days or less are stated at their principal value and longer dated liabilities generally will be carried at their fair value.

•Valuations of foreign equity securities and total return swaps and exchange-traded futures contracts on non-North American equity indices are generally based on fair valuation provided by a pricing service.

Investments which are unable to be valued in accordance with the foregoing methodologies are valued at fair value using methods determined in good faith by or at the direction of the members of the Board.  Such methods may include consideration of relevant factors, including but not limited to (i) the type of security and the existence of any contractual restrictions on the security’s disposition; (ii) the price and extent of public trading in similar securities of the issuer or of comparable companies or entities; (iii) quotations or relevant information obtained from broker-dealers or other market participants; (iv) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (v) an analysis of the company’s or entity’s financial statements; (vi) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; (vii) any transaction involving the issuer of such securities; and (viii) any other factors deemed relevant by the investment adviser.  For purposes of fair valuation, the portfolio managers of one Eaton Vance fund that invests in Senior and Junior Loans may not possess the same information about a Senior or Junior Loan as the portfolio managers of another Eaton Vance fund.  As such, at times the fair value of a Loan determined by certain Eaton Vance portfolio managers may vary from the fair value of the same Loan determined by other portfolio managers.

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases.  Fund shares are offered for sale only in states where they are registered.  The U.S. registered Eaton Vance funds generally do not accept investments from residents of the European Union, the United Kingdom or Switzerland, although may do so to the extent that the Eaton Vance funds may be lawfully offered in a relevant jurisdiction (including at the initiative of the investor).  Fund shares are continuously offered through financial intermediaries which have entered into agreements with the principal underwriter.  Fund shares are sold at the public offering price, which is the net asset value next computed after receipt of an order plus the initial sales charge, if any.  The Fund receives the net asset value.  The principal underwriter receives the sales charge, all or a portion of which may be reallowed to the financial intermediaries responsible for selling Fund shares.  The sales charge table for Class A shares in the Prospectus is applicable to purchases of Class A shares of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.  The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See “Sales Charges.”

Class I Share Purchases. Class I shares are available for purchase by clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker.  Class I shares also are

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offered to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance and its affiliates; current and retired members of Eaton Vance Fund Boards; employees of Eaton Vance and its affiliates and such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.

Waiver of Investment Minimums. In addition to waivers described in the Prospectus, minimum investment amounts are waived for individual plan participants in an employer sponsored retirement plan; current and retired members of Eaton Vance Fund Boards; clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers to the Eaton Vance family of funds; and for such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.  The minimum initial investment amount is also waived for officers and employees of a Fund’s custodian and transfer agent and in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof).  Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are also not subject to the minimum investment amount.

Suspension of Sales.  The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time.  In determining whether any such action should be taken, the Trust’s management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions and the volume of sales and redemptions of shares.  The Class A and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no obligation to continue any Plan for any particular period of time.  Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions.  The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750.  Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase.  No CDSC or redemption fees, if applicable, will be imposed with respect to such involuntary redemptions.

As disclosed in the Prospectus, each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio investments and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, each Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash.  Unless requested by a shareholder, each Fund generally expects to limit use of redemption in-kind to stressed market conditions, but reserves the right to do so at any time.  The Fund may decline a shareholder’s request to receive redemption proceeds in-kind.  Any redemption in-kind would be made in accordance with policies adopted by each Fund, which allow the Fund to distribute securities pro rata or as selected by the investment adviser.

Each Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement and may borrow amounts available thereunder for temporary purposes, such as meeting redemptions.  See “Additional Information about Investment Strategies and Risks - Borrowing for Temporary Purposes”.  Each Fund also has exemptive relief to participate in an interfund lending program with other Eaton Vance funds.  Such program is not operational as of the date of this SAI.

In connection with requests to re-issue uncashed checks representing redemption proceeds, each Fund reserves the right to require the redeeming shareholder to provide Medallion signature guaranteed wire instructions for delivery of redemption proceeds.  Redemption proceeds represented by an uncashed check will not earn interest or other return during such time.

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As noted above, each Fund may pay the redemption price of shares of a Fund, either totally or partially, by a distribution in-kind of securities. All requests for redemptions in-kind must be in good order. Provided the redemption request is received by the Fund not later than 12:00 p.m. (Eastern Time) on the day of the redemption, the Fund may in its discretion, if requested by a redeeming shareholder, provide the redeeming shareholders with an estimate of the securities to be distributed. Any difference between the redemption value of the distributed securities and the value of the Fund shares redeemed will be settled in cash.  Securities distributed in a redemption in-kind would be valued pursuant to a Fund’s valuation procedures and selected by the investment adviser.  If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold.

Pursuant to its Distribution Agreement with the Trust, the principal underwriter is authorized to repurchase shares offered for redemption to each Fund from time to time and each Fund is authorized to pay to the principal underwriter the purchase price for such repurchased shares, which shall be the net asset value next determined after the repurchase order, subject to any applicable CDSC payable to the principal underwriter.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held.  The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss.  Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the ex-dividend date for each distribution.  Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.  A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares.  The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

Other Information. A Fund’s net asset value per share is normally rounded to two decimal places.  In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

SALES CHARGES

Dealer Commissions.  The principal underwriter may, from time to time, at its own expense, provide additional incentives to financial intermediaries which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter.  In some instances, such additional incentives may be offered only to certain financial intermediaries whose representatives sell or are expected to sell significant amounts of shares.  In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to financial intermediaries.  The principal underwriter may allow, upon notice to all financial intermediaries with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice.  During periods when the discount includes the full sales charge, such financial intermediaries may be deemed to be underwriters as that term is defined in the 1933 Act.

Purchases at Net Asset Value. Class A shares may be sold at net asset value (without a sales charge) to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform; current and retired members of Eaton Vance Fund Boards; to clients (including custodial, agency, advisory and trust accounts) and current and former Directors, officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.  Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to HSAs (Health Savings Accounts), (3) to officers and employees of a Fund’s custodian and transfer agent, (4) in connection with the ReFlow liquidity program and (5) direct purchases of shares by accounts where no financial intermediary is specified.  Class A shares may also be sold at net asset value to registered representatives and employees of financial intermediaries.  Class A shares are also offered at net asset value to shareholders who make a permitted direct transfer or roll-over to an Eaton Vance prototype individual retirement account (“IRA”) from an employer-sponsored retirement plan previously invested in Eaton Vance funds (applicable only to the portion previously invested in Eaton Vance funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the financial intermediary involved in the sale.  Any new or revised sales charge or CDSC waiver will be prospective only.  A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information.

Eaton Vance Municipal Income Funds24SAI dated January 1, 2022

CDSC Waiver.  CDSCs will be waived in connection with redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions by applying the rate required to be withdrawn under the applicable rules and regulations of the IRS to the balance of shares in your account. CDSCs will also be waived in connection with returning excess contributions made to IRAs.

Statement of Intention.  If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum.  Shares eligible for the right of accumulation (see below) as of the date of the statement and purchased during the 13-month period will be included toward the completion of the statement.  If you make a statement of intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested.  A statement of intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the statement.

If the amount actually purchased during the 13-month period is less than that indicated in the statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the statement of intention.  If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. Shareholders will not receive a lower sales charge if total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the statement. If the sales charge rate changes during the 13-month period, all shares purchased or charges assessed after the date of such change will be subject to the then applicable sales charge.

Right of Accumulation.  Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of Fund shares owned by the shareholder.  The sales charge on the Fund shares being purchased will then be applied at the rate applicable to the aggregate.  Share purchases eligible for the right of accumulation are described under “Sales Charges” in the Prospectus.  For any such discount to be made available at the time of purchase a purchaser or his or her financial intermediary must provide the principal underwriter (in the case of a purchase made through a financial intermediary) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege.  Confirmation of the order is subject to such verification.  The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature.  Effective November 5, 2020 (the “Effective Date”), Class C shares automatically convert to Class A shares during the month following the eight year anniversary of the purchase of such Class C shares.  If the financial intermediary that maintains a Class C shareholder’s account has not tracked the holding period for Class C shares, Class C shares held as of the Effective Date will automatically convert to Class A shares eight years after the Effective Date.  Such conversion shall be effected on the basis of the relative NAVs per share of the two classes without the imposition of any sales charge, fee or other charge.  For purposes of this conversion, all distributions paid on such Class C shares which the shareholder elects to reinvest in Class C shares will be considered to be held in a separate sub-account. Upon the conversion of Class C shares not acquired through the reinvestment of distributions, a pro rata portion of the Class C shares held in the sub-account will also convert to such Class A shares.  This portion will be determined by the ratio that such Class C shares being converted bears to the total of Class C shares (excluding shares acquired through reinvestment) in the account.

Distribution Plans

The Trust has in effect a compensation-type Distribution Plan for Class A shares (the “Class A Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act.  The Class A Plan is designed to (i) finance activities which are primarily intended to result in the distribution and sales of Class A shares and to make payments in connection with the distribution of such shares and (ii) pay service fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, financial intermediaries and other persons.  The distribution and service fees payable under the Class A Plan shall not exceed 0.25% of the average daily net assets attributable to Class A shares for any fiscal year.  Class A distribution and service fees are paid monthly in arrears.  For the distribution and service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan for Class C shares (the “Class C Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act.  Pursuant to the Class C Plan, Class C pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares.  Such fees compensate the principal underwriter for the sales commissions paid by it to financial intermediaries on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expense.  The principal underwriter is entitled to receive all distribution fees and

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CDSCs paid or payable with respect to Class C shares, provided that no such payments will be made that would cause Class C shares to exceed the maximum sales charge permitted by FINRA Rule 2341(d).

The Class C Plan also authorizes the payment of service fees to the principal underwriter, financial intermediaries and other persons in amounts not exceeding an annual rate of 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts.  For Class C, financial intermediaries currently generally receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.20% of the purchase price of Class C shares sold by such intermediaries, and (b) monthly service fees approximately equivalent to 1/12 of 0.20% of the value of Class C shares sold by such intermediaries.  During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to financial intermediaries at the time of sale (if applicable).  For the service fees paid, see Appendix B.

The Board believes that each Plan will be a significant factor in the expected growth of each Fund’s assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders.  The Eaton Vance organization may profit by reason of the operation of a Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to a Plan exceeds the total expenses incurred in distributing Fund shares.  For sales commissions and CDSCs, if applicable, see Appendix A and Appendix B.

A Plan continues in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Trustees then in office.  A Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class.  Quarterly Board member review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made is required.  A Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Board.  So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees.  The Trustees, including the Plan Trustees, initially approved the current Plan(s) on April 22, 2013 for each Fund.  Any Board member who is an “interested” person of the Trust has an indirect financial interest in a Plan because his or her employer (or affiliates thereof) receives distribution and/or service fees under the Plan or agreements related thereto.

DISCLOSURE OF PORTFOLIO HOLDINGS AND RELATED INFORMATION

The Board has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of each Fund.  See the Funds' Prospectus for information on disclosure made in filings with the SEC and/or posted on the Eaton Vance website (www.eatonvance.com) and disclosure of certain portfolio characteristics.  Pursuant to the Policies, information about portfolio holdings of a Fund may also be disclosed as follows:

•Confidential disclosure for a legitimate Fund purpose:  Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential.  Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information.  The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers that have a legal or contractual duty to keep such information confidential, such as employees of the investment adviser (including portfolio managers and, in the case of a Portfolio, the portfolio manager of any account that invests in the Portfolio), the administrator, custodian, transfer agent, principal underwriter, etc. described herein and in the Prospectus;  2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement.  To the extent applicable to an Eaton Vance fund, such persons may include securities lending agents which may receive information from time to time regarding selected holdings which may be loaned by a Fund, in the event a Fund is rated, credit rating agencies (Moody’s Investor Services, Inc. and S&P Global Ratings), analytical service providers engaged by the investment adviser (SS&C Advent, Bloomberg L.P., Evare, FactSet, McMunn Associates, Inc., MSCI/Barra and The Yield Book, Inc.), proxy evaluation vendors (Institutional Shareholder Services Inc.), pricing services (Refinitiv Evaluated Pricing Service, WM/Reuters Information Services and Non-Deliverable Forward Rates Service, IHS Markit, FT Interactive Data Corp., Securities Evaluations, Inc., SuperDerivatives and StatPro.), which receive information as needed to price a particular holding, translation services, third-party reconciliation services, lenders under Fund credit facilities (Citibank, N.A. and its affiliates), consultants and other product evaluators (Morgan Stanley Smith Barney LLC), other service providers (Morgan Stanley Investment Management)  and, for purposes of

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facilitating portfolio transactions, financial intermediaries and other intermediaries (national and regional municipal bond dealers and mortgage-backed securities dealers).  These entities receive portfolio information on an as needed basis in order to perform the service for which they are being engaged.  If required in order to perform their duties, this information will be provided in real time or as soon as practical thereafter.  Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund’s Board.  In addition to the foregoing, disclosure of portfolio holdings may be made to a Fund’s investment adviser as a seed investor in a fund, in order for the adviser or its parent to satisfy certain reporting obligations and reduce its exposure to market risk factors associated with any such seed investment. Also, in connection with a redemption in-kind, the redeeming shareholders may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.

•Historical portfolio holdings information:  From time to time, each Fund may be requested to provide historic portfolio holdings information or certain characteristics of portfolio holdings that have not been made public previously.  In such case, the requested information may be provided if: the information is requested for due diligence or another legitimate purpose; the requested portfolio holdings or portfolio characteristics are for a period that is no more recent than the date of the portfolio holdings or portfolio characteristics posted to the Eaton Vance website; and the dissemination of the requested information is reviewed and approved in accordance with the Policies.

The Funds, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the CCO of the Funds.  The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders.  In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund’s shareholders and its investment adviser, principal underwriter or other affiliated person.  The CCO will report all waivers of or exceptions to the Policies to the Board at their next meeting.  The Board may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Fund.  However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

TAXES

The following is a summary of some of the tax consequences affecting a Fund and its shareholders.  As used below, “the Fund” refers to the Fund(s) listed on the cover of this SAI, except as otherwise noted.  The summary does not address all of the special tax rules applicable to certain classes of investors, such as individual retirement accounts and employer sponsored retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisors with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

Taxation of the Fund.  The Fund, as a series of the Trust, is treated as a separate entity for federal income tax purposes.  The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income, if any) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income tax.  Based on advice of counsel, the Fund generally will not recognize gain or loss on its distribution of appreciated securities in shareholder-initiated redemptions of its shares.  If the Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its most recent taxable year.

The Fund also seeks to avoid the imposition of a federal excise tax on its ordinary income and capital gain net income. However, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to so elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the

Eaton Vance Municipal Income Funds27SAI dated January 1, 2022 undistributed amounts. In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (excluding tax-exempt income, if any) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year (or November 30 or December 31, if the Fund makes the election referred to above), after reduction by any available capital loss carryforwards, and (iii) 100% of any income and capital gains from the prior year (as previously computed) that were not distributed out during such year and on which the Fund paid no federal income tax. If the Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided that the Fund qualifies as a RIC (and, where applicable, the Portfolio is treated as a partnership for Massachusetts and federal tax purposes), the Fund should not be liable for any applicable state income, corporate excise or franchise tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of tax-exempt income and net capital gain (if any), will be taxable to the shareholder as dividend income. However, such distributions may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund's shares. In addition, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

In certain situations, the Fund may, for a taxable year, elect to defer all or a portion of its net capital losses (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary losses (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Taxation of the Portfolio.  If the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and asset diversification requirements under Subchapter M of the Code in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a “publicly traded partnership” and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its allocable share of such Portfolio’s income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio’s net investment income, net realized capital gains and losses, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share. Under current law, provided that the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, the Portfolio should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

Taxation of the Subsidiary. See the definition of “Subsidiary” under “Definitions” at the front of this SAI for information about whether any Fund and/or Portfolio (if applicable) described herein has established a Subsidiary.  The Subsidiary is classified as a corporation for U.S. federal income tax purposes. The Fund intends to take the position that income from its investments in the Subsidiary will constitute qualifying income for purposes of qualifying as a RIC.  Under Treasury regulations, “subpart F income” (as defined below) included in the Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies.  If the Fund were to earn non-qualifying income from any source including the Subsidiary in excess of 10% of its gross income for any taxable year, it would fail to qualify as a RIC for that year, unless the Fund were eligible to cure and cured such failure by paying a Fund-level tax equal to the full amount of such excess.

Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct it activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, and would be taxed as such.

Eaton Vance Municipal Income Funds28SAI dated January 1, 2022

The Subsidiary is treated as a controlled foreign corporation (“CFC”) for tax purposes and the Fund is treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary's “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be “subpart F income.” The Fund’s recognition of the Subsidiary's “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund's tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

Tax Consequences of Certain Investments.  The following summary of the tax consequences of certain types of investments applies to the Fund and the Portfolio, as appropriate.  References below to “the Fund” are to any Fund or Portfolio that can engage in the particular practice as described in the prospectus or SAI.

Securities Acquired at Market Discount or with Original Issue Discount.  Investment in securities acquired in zero coupon, deferred interest, payment-in-kind and certain other securities with original issue discount, generally may cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.  Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer's financial statements.  The Treasury Department and IRS have issued final regulations providing that Section 451 does not apply to accrued market discount.  If Section 451 were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Lower Rated or Defaulted Securities.  Investments in securities that are at risk of, or are in, default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Municipal Obligations. Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount on the obligations attributable to original issue discount) is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected. It is possible that events occurring after the date of issuance of municipal obligations, or after the Fund’s acquisition of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively.

If the Fund seeks income exempt from state and/or local taxes, information about such taxes is contained in an appendix to this SAI (see the table of contents on the cover page of this SAI).

Eaton Vance Municipal Income Funds29SAI dated January 1, 2022

Tax Credit Bonds.  If the Fund holds, directly or indirectly, one or more tax credit bonds issued on or before December 31, 2017 (including Build America Bonds, clean renewable energy bonds and other qualified tax credit bonds) on one or more applicable dates during a taxable year and the Fund satisfies the minimum distribution requirement, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Derivatives.  The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of Fund distributions.

Investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All “section 1256 contracts” held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in “section 1256 contracts” closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.  Unless an election is made, net section 1256 gain or loss on forward currency contracts will be treated as ordinary income or loss.

Fund positions in index options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received by the Fund is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term capital gain. For an option purchased by the Fund that is not a “section 1256 contract”, any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Short Sales. In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered to be capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered.

Eaton Vance Municipal Income Funds30SAI dated January 1, 2022

Constructive Sales.  The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that has appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Foreign Investments and Currencies.  The Fund’s investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which would decrease the Fund’s income on such securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of Fund assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at the Fund level, shareholder level and, if applicable, Portfolio level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, the Fund or Portfolio, if applicable, must own a dividend-paying stock for more than 15 days during the 31-day period beginning 15 days prior to the ex-dividend date in order to pass through to shareholders a credit or deduction for any foreign withholding tax on a dividend paid with respect to such stock. Likewise, shareholders must hold their Fund shares (without protection from risk or loss) on the ex-dividend date and for at least 15 additional days during the 31-day period beginning 15 days prior to the ex-dividend date to be eligible to claim the foreign tax with respect to a given dividend. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Individual shareholders subject to the alternative minimum tax (“AMT”) may not deduct such taxes for AMT purposes.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency.   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.

Investments in PFICs could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the PFIC as a “qualified electing fund”. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, if the Fund were to make a mark-to-market election with respect to a PFIC, the Fund would be treated as if it had sold and repurchased the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. This election must be made separately for each PFIC, and once made, would be effective for all subsequent taxable years unless revoked with the consent of the IRS. The Fund may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock in any particular year. As a result, the Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the 4% excise tax.

Eaton Vance Municipal Income Funds31SAI dated January 1, 2022

U.S. Government Securities.  Distributions paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Real Estate Investment Trusts (“REITs”).  Any investment by the Fund in equity securities of a REIT qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.   Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in a qualified publicly traded partnership will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such qualified publicly traded partnership interest directly.

Inflation-Indexed Bonds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income (see “Securities Acquired at Market Discount or with Original Issue Discount” above).  Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital (see “Taxation of Fund Shareholders” below).

Taxation of Fund Shareholders.  Subject to the discussion of distributions of tax-exempt income below, Fund distributions of investment income and net gains from investments held for one year or less will be taxable as ordinary income. Fund distributions of net gains from investments held for more than one year and that are properly reported by the Fund as capital gain dividends are generally taxable as long-term capital gains. The IRS and the Department of Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Taxes on distributions of capital gains are determined by how long the Fund or, if applicable, the Portfolio owned (or is treated as having owned) the investments that generated the gains, rather than how long a shareholder has owned his or her shares in the Fund.  Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they are made out of the Fund’s earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Distributions paid by the Fund during any period may be more or less than the amount of net investment income and capital gains actually earned during the period.  If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.  A shareholder’s tax basis cannot go below zero and any return of capital in excess of a shareholder’s tax basis will be treated as capital gain.

Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made.  However, for federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared.  Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than in the year paid.

Eaton Vance Municipal Income Funds32SAI dated January 1, 2022

The amount of distributions payable by the Fund may vary depending on general economic and market conditions, the composition of investments, current management strategy and Fund operating expenses.  The Fund will inform shareholders of the tax character of distributions annually to facilitate shareholder tax reporting.

The Fund may elect to retain its net capital gain, in which case the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at regular corporate tax rates.  In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.  The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. If a shareholder buys shares when the Fund has unrealized or realized but not yet distributed ordinary income or capital gains, the shareholder will pay full price for the shares and then may receive a portion back as a taxable distribution even though such distribution may economically represent a return of the shareholder’s investment.

Tax-Exempt Income.  Distributions by the Fund of net tax-exempt interest income that are properly reported as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code.  In order for the Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a).  Interest on certain municipal obligations may be taxable for purposes of the federal AMT for non-corporate taxpayers and for state and local purposes. Fund shareholders are required to report tax-exempt interest on their federal income tax returns.

Exempt-interest dividends received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.  Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares that distributes exempt-interest dividends will not be deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding properly reported capital gain dividends. If a shareholder receives exempt-interest dividends with respect to any Fund share and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed.  Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of exempt-interest dividends and distributions may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal AMT, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Qualified Dividend Income.  “Qualified dividend income” received by an individual is generally taxed at the rates applicable to long-term capital gain. In order for a dividend received by Fund shareholders to be qualified dividend income, the Fund or, if applicable, the Portfolio must meet holding period and other requirements with respect to the dividend-paying stock in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.  In general, distributions of investment income properly reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified

Eaton Vance Municipal Income Funds33SAI dated January 1, 2022 dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than properly reported capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain with respect to the sale of stocks and securities included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Dividends Received Deduction for Corporations.  A portion of distributions made by the Fund which are derived from dividends from U.S. corporations may qualify for the dividends-received deduction (“DRD”) for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days (more than 90 days in the case of certain preferred stock) during the 91-day period beginning 45 days before the ex-dividend date (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or if the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder’s shares. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify for the DRD.

Recognition of Unrelated Business Taxable Income by Tax-Exempt Shareholders.  Under current law, tax-exempt investors generally will not recognize unrelated business taxable income (“UBTI”) from distributions from the Fund. Notwithstanding the foregoing, a tax-exempt shareholder could recognize UBTI if shares in the Fund constitute debt-financed property in the hands of a tax-exempt shareholder within the meaning of Code section 514(b). In addition, certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may: (1) constitute income taxable as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, employer sponsored retirement plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from certain tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Sale, Redemption or Exchange of Fund Shares.  Generally, upon the sale, redemption or (if permitted) exchange of Fund shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term capital gain or loss if the shares are held for more than one year, and short-term capital gain or loss if the shares are held for one year or less.

Any loss realized upon the sale or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any Fund distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the date of sale or other disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.   See the prospectus for information regarding any permitted exchange of Fund shares.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) on or before January 31 of the following calendar year pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Applicability of Medicare Contribution Tax.  The Code imposes a 3.8% Medicare contribution tax on net investment income of certain U.S. individuals, estates and trusts. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Back-Up Withholding for U.S. Shareholders.  Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges). An individual’s

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TIN is generally his or her social security number. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Taxation of Foreign Shareholders.  In general, dividends (other than capital gain dividends, interest-related dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person” or “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). The withholding tax does not apply to regular dividends paid to a foreign person who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the foreign person’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the foreign person were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign person who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate.  A foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends, interest-related dividends, exempt-interest dividends and amounts retained by the Fund that are reported as undistributed capital gains.

Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s net long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, or substitute Form).  In the case of shares held through an intermediary, the intermediary could withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% (or lower applicable treaty rate) withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the foreign shareholder to U.S. filing requirements. The rules described in this paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation or a foreign shareholder’s participation in a wash sale transaction or the payment of a substitute dividend.

Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund could be subject to the 21% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Fund’s outstanding shares at any time during the one year period ending on the date of the redemption.

The same rules apply with respect to distributions to a foreign shareholder from the Fund and redemptions of a foreign shareholder’s interest in the Fund attributable to a REIT’s distribution to the Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution), in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain.  If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted basis to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.

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Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

Compliance with FATCA.  A 30% withholding tax is imposed on U.S.-source dividends, interest and other income items, including those paid by the Fund, paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  If a payment by the Fund is subject to withholding under FATCA, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., dividends attributable to qualified net interest income and dividends attributable to tax-exempt interest income).  The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends the Funds pays.  To avoid withholding, foreign financial institutions will need to either enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders or, in the event that an applicable intergovernmental agreement and implementing legislation are adopted, agree to provide certain information to other revenue authorities for transmittal to the IRS. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.  Non-U.S. shareholders should consult their own tax advisors regarding the possible implications of these requirements on their investment in the Fund.

Requirements of Form 8886.  Under Treasury Regulations, if a shareholder realizes a loss on disposition of the Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under certain circumstances, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

Tax Treatment of Variable Annuity/Variable Life Insurance Funding Vehicles.  Special rules apply to insurance company separate accounts and the Funds (the “Variable Funds”) in which such insurance company separate accounts invest. For federal income tax purposes, the insurance company separate accounts that invest in a Variable Fund will be treated as receiving the income from the Variable Fund’s distributions to such accounts, and holders of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”) generally will not be taxed currently on income or gains realized with respect to such contracts, provided that certain diversification and “investor control” requirements are met. In order for owners of Variable Contracts to receive such favorable tax treatment, diversification requirements in Section 817(h) of the Code (“Section 817(h)”) must be satisfied. To determine whether such diversification requirements are satisfied, an insurance company that offers Variable Contracts generally may “look through” to the assets of a RIC in which it owns shares (the “Underlying Fund”) if, among other requirements, (1) all the shares of the Underlying Fund are held by segregated asset accounts of insurance companies and (2) public access to such shares is only available through the purchase of a variable contract, in each case subject to certain limited exceptions. This provision permits a segregated asset account to invest all of its assets in shares of a single Underlying Fund without being considered nondiversified, provided that the Underlying Fund meets the Section 817(h) diversification requirements. This “look through” treatment typically increases the diversification of the account, because a portion of each of the assets of the Underlying Fund is considered to be held by the segregated asset account. Because each Variable Fund expects that this look-through rule will apply in determining whether the Section 817(h) diversification requirements are satisfied with respect to the variable contracts invested in the insurance company separate accounts that own shares in the Underlying Fund, each Variable Fund intends to comply with the Section 817(h) diversification requirements. If a Variable Fund failed to qualify as a RIC, the insurance company separate accounts investing in the Variable Fund would no longer be permitted to look through to the Variable Fund’s investments and, thus, would likely fail to satisfy the Section 817(h) diversification requirements.

A Variable Fund can generally satisfy the Section 817(h) diversification requirements in one of two ways. First, the requirements will be satisfied if each Variable Fund invests not more than 55 percent of the total value of its assets in the securities of a single issuer; not more than 70 percent of the value of its total assets in the securities of any two issuers; not more than 80 percent of the value of its total assets in the securities of any three issuers; and not more than 90

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percent of the value of its total assets in the securities of any four issuers. Alternatively, the diversification requirements will be satisfied with respect to Variable Fund shares owned by insurance companies as investments for variable contracts if (i) no more than 55 percent of the value of the Variable Fund’s total assets consists of cash, cash items (including receivables), U.S. Government securities, and securities of other RICs, and (ii) the Variable Fund satisfies the additional diversification requirements for qualification as a RIC under Subchapter M of the Code discussed above. For purposes of the Section 817(h) diversification rule, all securities of the same issuer are considered a single investment. In the case of government securities, each United States government agency or instrumentality is generally treated as a separate issuer. In addition, to the extent any security is guaranteed or insured by the U.S. or an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable.

A Variable Fund will be considered to be in compliance with the Section 817(h) diversification requirements if it is adequately diversified on the last day of each calendar quarter. A Variable Fund that meets the diversification requirements as of the close of a calendar quarter will not be considered nondiversified in a subsequent quarter because of a discrepancy between the value of its assets and the diversification requirements unless the discrepancy exists immediately after the acquisition of any asset and is attributable, in whole or in part, to such acquisition.

If the segregated asset account investing in the Variable Fund is not adequately diversified at the required time and the correction procedure described below is not available, a Variable Contract based on the account during the specified time will not be treated as an annuity or life insurance contract within the meaning of the Code and all income accrued on the Variable Contract for the current and all prior taxable years will be subject to current federal taxation at ordinary income rates to the holders of such contracts. The Variable Contract will also remain subject to current taxation for all subsequent tax periods regardless of whether the Fund or separate account becomes adequately diversified in future periods.

In certain circumstances, an inadvertent failure to satisfy the Section 817(h) diversification requirements can be corrected, but generally will require the payment of a penalty to the IRS. The amount of such penalty will be based on the tax the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure also could result in adverse tax consequences for the insurance company issuing the contracts.

In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of Variable Contracts. The IRS has issued rulings addressing the circumstances in which a Variable Contract holder’s control of the investments of the insurance company separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income, and gains produced by those securities would be included currently in the holder’s gross income. In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Variable Fund’s investment strategies are sufficiently broad to prevent a Variable Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Variable Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks, and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Variable Contract holder has an impermissible level of investor control over a separate account. Variable Contract holders should consult with their own tax advisors, as well as the prospectus relating to their particular Variable Contract, for more information concerning this investor control issue.

In the event that there is a legislative change or the IRS or Treasury Department issues rulings, regulations, or other guidance, there can be no assurance that a Variable Fund will be able to operate as currently described, or that a Variable Fund will not have to change its investment objective or investment policies. While a Variable Fund’s investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of the Variable Funds may be modified as necessary to prevent any prospective rulings, regulations, or legislative change from causing Variable Contract owners to be considered the owners of the shares of a Variable Fund.

For a discussion of the tax consequences to owners of Variable Contracts of Variable Fund distributions to insurance company separate accounts, please see the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you also should consult your tax advisor regarding the tax consequences of owning Variable Contracts under the federal, state, and local tax rules that apply to you.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

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Changes in Taxation.  The taxation of the Fund, the Portfolio, the Subsidiary and shareholders may be adversely affected by future legislation, Treasury Regulations, IRS revenue procedures and/or guidance issued by the IRS.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, or other financial intermediary (each an “intermediary”), are made by the investment adviser.  Each Fund is responsible for the expenses associated with its portfolio transactions.  The investment adviser is also responsible for the execution of transactions for all other accounts managed by it.  The investment adviser places the portfolio security transactions for execution with one or more intermediaries.  The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices that in the investment adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates.  In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, which may include, without limitation, the full range and quality of the intermediary’s services, responsiveness of the intermediary to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the intermediary, the reputation, reliability, experience and financial condition of the intermediary, the value and quality of the services rendered by the intermediary in this and other transactions, and the amount of the spread or commission, if any.  In addition, the investment adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for the Fund and is otherwise in compliance with applicable law.  The investment adviser may engage in portfolio transactions with an intermediary that sells shares of Eaton Vance funds, provided such transactions are not directed to that intermediary as compensation for the promotion or sale of such shares.

As described in the Prospectus, following the closing of the Transaction on March 1, 2021, the investment adviser became an “affiliated person,” as defined in the 1940 Act, of Morgan Stanley and its affiliates, including certain intermediaries (as previously defined). As a result, the investment adviser is subject to certain restrictions regarding transactions with Morgan Stanley-affiliated intermediaries, as set forth in the 1940 Act. Under certain circumstances, such restrictions may limit the investment adviser’s ability to place portfolio transactions on behalf of the Fund at the desired time or price. Any transaction the investment adviser enters into with a Morgan Stanley-affiliated intermediary on behalf of the Fund will be done in compliance with applicable laws, rules, and regulations; will be subject to any restrictions contained in the Fund’s investment advisory agreement; will be subject to the investment adviser’s duty to seek best execution; and, will comply with any applicable policies and procedures of the investment adviser, as described below.

Subject to the overriding objective of obtaining the best execution of orders and applicable rules and regulations, as described above, the Fund may use an affiliated intermediary, including a Morgan Stanley-affiliated intermediary, to effect Fund portfolio transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Board. In order to use such affiliated intermediaries, the Fund’s Board must approve and periodically review procedures reasonably designed to ensure that commission rates and other remuneration paid to the affiliated intermediaries are fair and reasonable in comparison to those of other intermediaries for comparable transactions involving similar securities being purchased or sold during a comparable time period.

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with Morgan Stanley. Since March 1, 2021, the Fund did not effect any principal transactions with any broker-dealer affiliated with Morgan Stanley.

Municipal obligations, including state obligations, purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through intermediaries acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations.  Such intermediaries attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Each Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters.  On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission.  Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to intermediaries who were selected to execute transactions on behalf of each Fund and the investment adviser’s other clients for providing brokerage and research services to the investment adviser as permitted by applicable law.

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Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”) and to the extent permitted by other applicable law, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided.  This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the investment adviser and its affiliates have for accounts over which they exercise investment discretion.  “Research Services” as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e) and other applicable law. Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services products and materials which assist the investment adviser in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services.  Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer, to the extent permitted by applicable law.  Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained.  The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and, to the extent permitted by applicable law, may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.  The investment adviser may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings, when permitted under applicable law.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” Except for trades executed in jurisdictions where such consideration is not permissible, the investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution.  In jurisdictions where permissible, the investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade.  Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs.  The investment adviser may enter into CCA arrangements with a number of broker-dealers and other firms, including certain affiliates of the investment adviser.  The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) and other applicable law.

Fund trades executed by an affiliate of the investment adviser licensed in the United Kingdom may implicate laws of the United Kingdom, including rules of the UK Financial Conduct Authority, which govern client trading commissions and Research Services (“UK Law”). Broadly speaking, under UK Law the investment adviser may not accept any good or service when executing an order unless that good or service either is directly related to the execution of trades on behalf of its clients/customers or amounts to the provision of substantive research (as defined under UK Law). These requirements may also apply with respect to orders in connection with which the investment adviser receives goods and services under a CCA or other bundled brokerage arrangement.  Fund trades may also implicate UK Law requiring the investment adviser to direct any research portion of a brokerage commission to an account controlled by the investment adviser.

The investment companies sponsored by the investment adviser or certain of its affiliates also may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the members of the Board of such companies to fulfill their responsibility to

Eaton Vance Municipal Income Funds39SAI dated January 1, 2022 oversee the quality of the services provided to various entities, including the investment adviser, to such companies.  Such companies may also pay cash for such information.

Municipal obligations considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or certain of its affiliates.  Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances.  As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts.  If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis.  An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during each of the three fiscal years ended August 31, 2021, 2020 and 2019, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates (see above), and the commissions paid in connection therewith.  Each Fund did not pay any brokerage commissions to affiliated brokers during the past three fiscal years.

	Brokerage Commissions* Paid for the Fiscal Year Ended			Amount of Transactions Directed to Firms Providing Research	Commissions Paid on Transactions Directed to Firms Providing Research
Fund	8/31/21	8/31/20	8/31/19	8/31/21	8/31/21
Georgia	$0	$0	$0	$0	$0
Maryland	$0	$0	$0	$0	$0
Missouri	$0	$0	$0	$0	$0
North Carolina	$0	$0	$0	$0	$0
Oregon	$0	$0	$0	$0	$0
South Carolina	$0	$0	$0	$0	$0
Virginia	$0	$0	$0	$0	$0

*As noted above, municipal obligations are traded on a net basis (i.e., without commission).  The brokerage commissions reflected in the table resulted from the Fund’s transactions in futures contracts during the period.

During the fiscal year ended August 31, 2021, each Fund held no securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act.

POTENTIAL CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley funds, any new or successor funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts

Eaton Vance Municipal Income Funds40SAI dated January 1, 2022 of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist. The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.

Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity.

The investment adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

The investment adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds.  In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of a Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted.  Also, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.

Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the investment adviser.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply internally within the investment adviser. As a result, a Fund may not be

Eaton Vance Municipal Income Funds41SAI dated January 1, 2022 permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.

It is possible that Morgan Stanley or an Affiliated Investment Account, including another Eaton Vance fund, will invest in or advise a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.

In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments.  Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.

It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

Eaton Vance Municipal Income Funds42SAI dated January 1, 2022

Different clients of the investment adviser, including a Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client.  These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.

The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.

The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund.  At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.

From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

In addition, at times an investment adviser investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies.  These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.

The investment adviser maintains separate trading desks by investment team and generally based on asset class, including two trading desks trading equity securities. These trading desks operate independently of one another. The two equity trading desks do not share information. The separate equity trading desks may result in one desk competing against the other desk when implementing buy and sell transactions, possibly causing certain accounts to pay more or receive less for a security than other accounts.  In addition, Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share trading information with the investment adviser. These trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for each Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department and, together with the Eaton Vance Investment Department, the ”Investment Departments“). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and

Eaton Vance Municipal Income Funds43SAI dated January 1, 2022 resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, a MS Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account. The Eaton Vance Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the MS Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the Eaton Vance Investment Department. Although the Eaton Vance Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the Eaton Vance Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the MS Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of the Funds, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the investment adviser or EVD may pay additional compensation to a financial intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a financial intermediary, granting EVD access to a financial intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a financial intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Eaton Vance funds), amount of assets invested by the financial intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Eaton Vance funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or EVD. The amount of these payments may be different for different financial intermediaries.

The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the investment adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

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Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.

Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited. Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with a Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Funds. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.

The investment adviser believes that the nature and range of clients to whom Morgan Stanley and its subsidiaries render investment banking and other services is such that it would be inadvisable to exclude these companies from the Fund’s portfolio.

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Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the investment adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or a Fund’s best interests.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on a Fund’s behalf.

Principal Investments. To the extent permitted by applicable law, there may be situations in which a Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Eaton Vance funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.

Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.

Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.

Eaton Vance Municipal Income Funds46SAI dated January 1, 2022

Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act.  Each Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance, for this purpose.   Eaton Vance does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

General Process for Potential Conflicts.  All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for each Fund appear in its annual report to shareholders and are incorporated by reference into this SAI.  A copy of the annual report accompanies this SAI.

Householding.  Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

The Trust incorporates by reference the audited financial information and the report of the independent registered public accounting firm for the Funds listed below for the fiscal year ended August 31, 2021, as previously filed electronically with the SEC on October 26, 2021:

Eaton Vance Georgia Municipal Income Fund
Eaton Vance Maryland Municipal Income Fund
Eaton Vance Missouri Municipal Income Fund
Eaton Vance North Carolina Municipal Income Fund
Eaton Vance Oregon Municipal Income Fund
Eaton Vance South Carolina Municipal Income Fund
Eaton Vance Virginia Municipal Income Fund
(Accession No. 0001193125-21-307579)

Eaton Vance Municipal Income Funds47SAI dated January 1, 2022

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Asset Coverage

To the extent required by SEC guidance, if a transaction creates a future obligation of the Fund to another party the Fund will: (1) cover the obligation by entering into an offsetting position or transaction; and/or (2) segregate cash and/or liquid securities with a value (together with any collateral posted with respect to the obligation) at least equal to the marked-to-market value of the obligation. Assets used as cover or segregated cannot be sold while the position(s) requiring coverage is open unless replaced with other appropriate assets. The types of transactions that may require asset coverage include (but are not limited to) reverse repurchase agreements, repurchase agreements, short sales, securities lending, forward contracts, certain options, forward commitments, futures contracts, when-issued securities, swap agreements and residual interest bonds.

Asset-Backed Securities (“ABS”)

ABS are collateralized by pools of automobile loans, educational loans, home equity loans, credit card receivables, equipment or automobile leases, commercial mortgage-backed securities (“MBS”), utilities receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. ABS are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the ABS holder. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. ABS are subject to interest rate risk and prepayment risk.   Some ABS may receive prepayments that can change their effective maturities.  Issuers of ABS may have limited ability to enforce the security interest in the underlying assets or may have no security in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, ABS may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. The value of ABS may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral. The value of ABS representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations. While certain ABS may be insured as to the payment of principal and interest, this insurance does not protect the market value of such obligations or the Fund’s net asset value. The value of an insured security will be affected by the credit standing of its insurer.

Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are types of ABS that are backed solely by a pool of other debt securities.  CDOs and CLOs are typically issued in various classes with varying priorities.  The risks of an investment in a CDO or CLO depend largely on the type of the collateral securities and the class of the CDO or CLO in which the Fund invests.  In addition to interest rate, prepayment, default and other risks of ABS and fixed income securities, in general, CDOs and CLOs are subject to additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CDOs or CLOs that are subordinate to other classes, and the complex structure may produce disputes with the issuer or unexpected investment results. The Fund's investment in CDOs and CLOs may decrease in market value if they experience loan defaults or credit impairment, the disappearance of a subordinate tranche or class of debt, or due to market anticipation of defaults and investor aversion to the securities as a class.

Eaton Vance Municipal Income Funds48SAI dated January 1, 2022

Auction Rate Securities

Auction rate securities, such as auction preferred shares of closed-end investment companies, are preferred securities and debt securities with dividends/coupons based on a rate set at auction. The auction is usually held weekly for each series of a security, but may be held less frequently. The auction sets the rate, and securities may be bought and sold at the auction.  Provided that the auction mechanism is successful, auction rate securities normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.  Since mid-February 2008, existing markets for certain auction rate securities have become generally illiquid and investors have not been able to sell their securities through the regular auction process. It is uncertain when or whether there will be a revival of investor interest in purchasing securities sold through auctions. There may be limited or no active secondary markets for many auction rate securities. Auction rate securities that do trade in a secondary market may trade at a significant discount from their liquidation preference. There have been a number of governmental investigations and regulatory settlements involving certain broker-dealers with respect to their prior activities involving auction rate securities.

Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the Fund on the securities and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. Investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the 1940 Act.

Average Effective Maturity

Average effective maturity is a weighted average of all the maturities of bonds owned by the Fund. Average effective maturity takes into consideration all mortgage payments, puts and adjustable coupons.  In the event the Fund invests in multiple Portfolios, its average weighted maturity is the sum of its allocable share of the average weighted maturity of each of the Portfolios in which it invests, which is determined by multiplying the Portfolio’s average weighted maturity by the Fund’s percentage ownership of that Portfolio.

Borrowing for Investment Purposes

Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. Borrowing to increase investments generally will magnify the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender.  The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund.

Eaton Vance Municipal Income Funds49SAI dated January 1, 2022

Borrowing for Temporary Purposes

The Fund may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in advance of the settlement of share purchases, and to settle transactions).  The Fund’s ability to borrow is subject to its terms and conditions of its credit arrangements, which in some cases may limit the Fund’s ability to borrow under the arrangement.  The Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so.  The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit arrangement are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.  Credit arrangements are subject to annual renewal, which cannot be assured.  If the Fund does not have the ability to borrow for temporary purposes, it may be required to sell securities at inopportune times to meet short-term liquidity needs.  Because the Fund is a party to a joint credit arrangement, it may be unable to borrow some or all of its requested amounts at any particular time.  Borrowings involve additional expense to the Fund.

Build America Bonds

Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds); or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in “principal only” strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of its investments.  The federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Build America Bonds can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Build America Bonds may provide a lower net cost of funds to issuers. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010.  As a result, the availability of such bonds is limited and the market for the bonds and/or their liquidity may be affected.

Call and Put Features on Securities

Issuers of securities may reserve the right to call (redeem) the securities. If an issuer redeems a security with a call right during a time of declining interest rates, the holder of the security may not be able to reinvest the proceeds in securities providing the same investment return as provided by the securities redeemed. Some securities may have “put” or “demand” features that allow early redemption by the holder. Longer term fixed-rate securities may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). This “put” or “demand” feature enhances a security’s liquidity by shortening its effective maturity and enables the security to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the holder of the security would be subject to the longer maturity of the security, which could experience substantially more volatility.  Securities with a “put” or “demand” feature are more defensive than conventional long term securities (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term securities, because they can be retained if interest rates decline.

Eaton Vance Municipal Income Funds50SAI dated January 1, 2022

Collateralized Mortgage Obligations (“CMOs”)

CMOs are backed by a pool of mortgages or mortgage loans.  The key feature of the CMO structure is the prioritization of the cash flows from the pool of mortgages among the several classes, or tranches, of the CMO, thereby creating a series of obligations with varying rates and maturities.  Senior CMO classes will typically have priority over residual CMOs as to the receipt of principal and or interest payments on the underlying mortgages.  CMOs also issue sequential and parallel pay classes, including planned amortization and target amortization classes, and fixed and floating rate CMO tranches.  CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages.  Payments of principal and interest are passed through to each CMO tranche at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis.  Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes.  CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued as collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding. Floating rate CMO tranches carry interest rates that are tied in a fixed relationship to an index subject to an upper limit, or “cap,” and sometimes to a lower limit, or “floor.” CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. CMBS may have a lower repayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayment of principal.  The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payment, and the ability of a property to attract and retain tenants. CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commodity-Related Investments

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument. To the extent commodity-related investments are held through the Subsidiary, the Subsidiary is not subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of the Cayman Islands, a foreign jurisdiction, and can be affected by developments in that jurisdiction.

Eaton Vance Municipal Income Funds51SAI dated January 1, 2022

Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  The commodities that underlie commodity futures contracts and commodity swaps may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Common Stocks

Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Eaton Vance Municipal Income Funds52SAI dated January 1, 2022

Contingent Convertible Securities

Contingent convertible securities (sometimes referred to as “CoCos”) are convertible securities with loss absorption characteristics. These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion may be automatically triggered, for instance, if a company fails to meet the capital minimum with respect to the security, the company’s regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. Under similar circumstances, the liquidation value of certain types of contingent convertible securities may be adjusted downward to below the original par value. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In certain circumstances, contingent convertible securities may write down to zero and investors could lose the entire value of the investment, even as the issuer remains in business.  CoCos may be subject to redemption at the option of the issuer at a predetermined price.  See also “Hybrid Securities.”

Convertible Securities

A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.   A convertible security entitles the holder to receive interest paid or accrued or the dividend paid on such security until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security ranks senior to common stock in a corporation’s capital structure but is usually subordinated to comparable nonconvertible securities.  Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the securities are issued, which may increase the effects of currency risk.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the securities to be redeemed by the issuer at a premium over the stated principal amount of the debt securities under certain circumstances.  Certain convertible securities may include loss absorption characteristics that make the securities more equity-like.  This is particularly true of convertible securities issued by companies in the financial services sector.  See “Contingent Convertible Securities.”

Eaton Vance Municipal Income Funds53SAI dated January 1, 2022

Synthetic convertible securities may include either cash-settled convertibles or manufactured convertibles.  Cash-settled convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a cash-settled convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured convertibles are created by the investment adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred securities and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index. A manufactured convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a manufactured convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a manufactured convertible is the sum of the values of its fixed-income component and its convertibility component. More flexibility is possible in the creation of a manufactured convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the investment adviser may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The investment adviser may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the investment adviser believes such a manufactured convertible would better promote the Fund’s objective than alternative investments. For example, the investment adviser may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a manufactured convertible with a higher credit profile than a traditional convertible security issued by that issuer. A manufactured convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a manufactured convertible. For example, the Fund may purchase a warrant for eventual inclusion in a manufactured convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.  The value of a manufactured convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Fund created a manufactured convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the manufactured convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

Eaton Vance Municipal Income Funds54SAI dated January 1, 2022

Credit Linked Securities

See also “Derivative Instruments and Related Risks” herein.  Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities in order to provide exposure to certain fixed-income markets. Credit linked securities may be used as a cash management tool in order to gain exposure to a certain market and to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. An issuer may sell one or more credit default swaps under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the reference instrument (in this case a debt obligation) upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the reference instrument. This, in turn, would reduce the amount of income and principal that the holder of the credit linked security would receive. Credit linked securities generally will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Cybersecurity Risk

With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading and NAV calculation, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers.

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures or breaches by the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, limit a shareholder’s ability to purchase or redeem shares of the Fund or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While many of the Fund’s service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Eaton Vance Municipal Income Funds55SAI dated January 1, 2022

Derivative Instruments and Related Risks

Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Depending on the type of derivative instrument and the Fund’s investment strategy, a derivative instrument may be based on a security, instrument, index, currency, commodity, economic indicator or event (referred to as “reference instruments”).  Fund obligations created pursuant to derivative instruments may be subject to the requirements described under “Asset Coverage” herein.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, credit, interest rate, leverage, liquidity, market and tax risks.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments.   Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Fund.

The regulation of derivatives has undergone substantial change in recent years. In particular, although many provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)  have yet to be fully implemented or are subject to phase-in periods, it is possible that upon implementation these provisions, or any future regulatory or legislative activity, could limit or restrict the ability of a Fund to use derivative instruments, including futures, options on futures and swap agreements as a part of its investment strategy, increase the costs of using these instruments or make them less effective. New position limits imposed on a Fund or its counterparty may also impact the Fund’s ability to efficiently utilize futures, options, and swaps.

Eaton Vance Municipal Income Funds56SAI dated January 1, 2022

As of October 28, 2020, the SEC has adopted new regulations that may significantly alter a Fund’s regulatory obligations with regard to its derivatives usage. In particular, the new regulations will, upon implementation, eliminate the current asset segregation framework for covering derivatives and certain other financial instruments, impose new responsibilities on the Board and establish new reporting and recordkeeping requirements for a Fund and may, depending on the extent to which a Fund uses derivatives, impose value at risk limitations on a Fund’s use of derivatives, and require the Fund’s Board to adopt a derivative risk management program. The implementation of these requirements may limit the ability of a Fund to use derivative instruments as part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

Legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may also change the way in which the Fund itself is regulated. The effects of any new governmental regulation cannot be predicted and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s performance or ability to achieve its investment objective(s).

Derivative-Linked and Commodity-Linked Hybrid Instruments

A derivative-linked or commodity-linked hybrid instrument (referred to herein as a “hybrid instrument”) is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument is a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.  Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Eaton Vance Municipal Income Funds57SAI dated January 1, 2022

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return and creating exposure to a particular market or segment of that market. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. The purchase of hybrid instruments also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will invest only in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.  Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. At the time of making a direct investment, the Fund will enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. These agreements may, in appropriate circumstances, provide the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the investment in the enterprise. Such a representative would be expected to monitor the investment and protect the Fund’s rights in the investment and would not be appointed for the purpose of exercising management or control of the enterprise.

Diversified Status

With respect to 75% of its total assets, an investment company that is registered with the SEC as a “diversified” fund: (1) may not invest more than 5% of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies); and (2) may not own more than 10% of the outstanding voting securities of any one issuer.

Dividend Capture Trading

In a typical dividend capture trade, the Fund would buy a stock prior to its ex-dividend date and sell the stock at a point either on or after the ex-dividend date.  The use of a dividend capture trading strategy exposes the Fund to higher portfolio turnover, increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Eaton Vance Municipal Income Funds58SAI dated January 1, 2022

Duration

Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen Fund duration. As the value of a security changes over time, so will its duration.  The duration of a Fund that invests in underlying funds is the sum of its allocable share of the duration of each of the underlying funds in which it invests, which is determined by multiplying the underlying fund’s duration by the Fund’s percentage ownership of that underlying fund.

Emerging Market Investments

The risks described under “Foreign Investments” herein generally are heightened in connection with investments in emerging markets.  Also, investments in securities of issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) governmental actions or  policies that may limit investment opportunities, such as restrictions on investment in, or required divestment of, certain issuers or industries; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Governmental actions may effectively restrict or eliminate the Fund’s ability to purchase or sell investments in emerging market countries, and thus may make them less liquid or more difficult to value, or may force the Fund to sell or otherwise dispose of such investments at inopportune times or prices. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in emerging market countries.  There can be no assurance that repatriation of income, gain or initial capital from these countries will occur.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may undergo significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the entire value of an investment in the affected market could be lost. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in developed markets.

Eaton Vance Municipal Income Funds59SAI dated January 1, 2022

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Certain emerging market securities may be held by a limited number of persons. This may adversely affect the timing and pricing of the acquisition or disposal of securities.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions in particular securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because brokers and counterparties in such markets may be less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets.  As an alternative to investing directly in emerging markets, exposure may be obtained through derivative investments.

Additionally, there may be difficulties in obtaining and/or enforcing legal judgements against non-U.S. companies and non-U.S. persons, including company directors or officers, in foreign jurisdictions. Shareholders of emerging market issuers often have limited rights and few practical remedies in jurisdictions located in emerging markets. In addition, due to jurisdictional limitations, U.S. authorities (e.g., the SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Such risks vary from jurisdiction to jurisdiction and company to company.

Investments in China may involve a high risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Increasing trade tensions, particularly regarding trading arrangements between the U.S. and China, may result in additional tariffs or other actions that could have an adverse impact on an investment in the China region, including but not limited to restrictions on investments in certain Chinese companies. Accounting, auditing, financial, and other reporting standards, practices and disclosure requirements in China are different, sometimes in fundamental ways, from those in the United States and certain western European countries. For example, there is less regulatory oversight of financial reporting by companies domiciled in China than for companies in the United States.

The foregoing risks may be even greater in frontier markets. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets. The economies of frontier market countries generally are smaller than those of traditional emerging market countries, and frontier capital markets and legal systems are typically less developed.

Equity Investments

Equity investments include common stocks; preferred stocks; depositary receipts; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible and contingent convertible preferred stocks; rights and warrants and other securities that are treated as equity for U.S. federal income tax purposes (see “Preferred Stock” and “Hybrid Securities”).  Market conditions may affect certain types of stocks to a greater extent than other types of stocks.

Equity-Linked Securities

See also “Derivative Instruments and Related Risks” herein.  Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock.  These securities are used for many of the same purposes as derivative instruments and share many of the same risks.  Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Eaton Vance Municipal Income Funds60SAI dated January 1, 2022

Event-Linked Instruments

The Fund may obtain event-linked exposure by investing in “event-linked bonds”, “event-linked swaps” or other “event-linked instruments”.  Event-linked instruments are obligations for which the return of capital and dividend/interest payments are contingent on, or formulaically related to, the non-occurrence of a pre-defined “trigger” event. For some event-linked instruments, the trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses.  Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events.

Some event-linked instruments are referred to as “catastrophe bonds.” Catastrophe bonds entitle a Fund to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. If a trigger event occurs, the Fund may lose a portion of its entire principal invested in the bond.

Event-linked instruments may be sponsored by government agencies, insurance companies or reinsurers and issued by special purpose corporations or other off-shore or on-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a specific reinsurance transaction). Typically, event-linked instruments are issued by off-shore entities and may be non-dollar denominated.  As a result, the Fund may be subject to currency risk.

Often, event-linked instruments provide for extensions of maturity that are mandatory or optional at the discretion of the issuer or sponsor, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase the instrument’s volatility and potentially make it more difficult to value.  In addition, pricing of event-linked instruments is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur.  If a trigger event occurs, the Fund may lose all or a portion of its investment in an event-linked instrument or the notional amount of an event-linked swap. Such losses may be substantial.  Event-linked instruments carry large uncertainties and major risk exposures to adverse conditions. In addition to the specified trigger events, event-linked instruments also may expose the Fund to issuer, credit, counterparty, restricted securities, liquidity, and valuation risks as well as exposures to specific geographic areas, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked instruments are generally rated below investment grade or the unrated equivalent and have the same or similar risks as high yield debt securities (also known as junk bonds) and are subject to the risk that the Fund may lose some or all of its investment in such instruments if the particular trigger occurs.  Event-linked instruments may be rated by a nationally recognized statistical rating agency, but are often unrated. Frequently, the issuer of an event-linked instrument will use an independent risk model to calculate the probability and economic consequences of a trigger event.

The Fund may invest in event-linked instruments in one or more of three ways: may purchase event-linked instruments when initially offered; may purchase event-linked instruments in the secondary, over-the-counter market; or may gain indirect exposure to event-linked instruments using derivatives. As the market for event-linked instruments evolves, the Fund may invest in new types of event-linked instruments.  However, there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked instruments typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the SEC or any state securities commission and are not always listed on any national securities exchange. The amount of public information available with respect to event-linked instruments is generally less extensive than that which is available for issuers of registered or exchange listed securities. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked instruments.

Eaton Vance Municipal Income Funds61SAI dated January 1, 2022

Exchange-Traded Funds (“ETFs”)

ETFs are pooled investment vehicles that trade their shares on stock exchanges at market prices (rather than net asset value) and are only redeemable from the ETF itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector (“Passive ETFs”), or they may be actively managed (“Active ETFs”). An investment in an ETF generally involves the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with equity securities, fixed income securities, real estate investments and commodities, as applicable. In addition, a Passive ETF may fail to accurately track the market segment or index that underlies its investment objective or may fail to fully replicate its underlying index, in which case the Passive ETF’s investment strategy may not produce the intended results. The way in which shares of ETFs are traded, purchased and redeemed involves certain risks. An ETF may trade at a price that is lower than its net asset value. Secondary market trading of an ETF may result in frequent price fluctuations, which in turn may result in a loss to a Fund. Additionally, there is no guarantee that an active market for the ETF’s shares will develop or be maintained. An ETF may fail to meet the listing requirements of any applicable exchanges on which it is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

A Fund will indirectly bear its proportionate share of any management fees and other operating expenses of an ETF in which it invests. A Fund may pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Eaton Vance Municipal Income Funds62SAI dated January 1, 2022

Fixed-Income Securities

Fixed-income securities include bonds, preferred, preference and convertible securities, notes, debentures, asset-backed securities (including those backed by mortgages), loan participations and assignments, equipment lease certificates, equipment trust certificates and conditional sales contracts. Generally, issuers of fixed-income securities pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values, and values accumulate over time to face value at maturity.  The market prices of fixed-income securities fluctuate depending on such factors as interest rates, credit quality and maturity.  In general, market prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Fixed-income securities are subject to risk factors such as sensitivity to interest rate and real or perceived changes in economic conditions, payment expectations, liquidity and valuation.  Fixed-income securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Fixed-income securities bear the risk of principal and interest default by the issuer, which will be greater with higher yielding, lower grade securities. During an economic downturn, the ability of issuers to service their debt may be impaired.  The rating assigned to a fixed-income security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and a rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. If relevant to the Fund(s) in this SAI, corporate bond ratings are described in an appendix to the SAI (see the table of contents).  Preferred stock and certain other hybrid securities may pay a fixed-dividend rate, but may be considered equity securities for purposes of a Fund’s investment restrictions (see “Preferred Stock” and “Hybrid Securities”).

The fixed-income securities market has been and may continue to be negatively affected by the COVID-19 pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the Fund’s uninvested cash.

Foreign Currency Transactions

As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.  If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars. A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency.  Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions (see “Forward Foreign Currency Exchange Contracts,” “Option Contracts,” “Futures Contracts” and “Swap Agreements – Currency Swaps” herein).  Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.

Eaton Vance Municipal Income Funds63SAI dated January 1, 2022

Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. If a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation. Any of these actions could adversely affect securities prices, impair the Fund’s ability to purchase or sell foreign securities, or transfer the Fund’s assets or income back to the United States, or otherwise adversely affect Fund operations.  In the event of nationalization, expropriation or confiscation, the Fund could lose its entire investment in that country. The risks posed by such actions with respect to a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

Other potential foreign market risks include exchange controls, difficulties in valuing securities, defaults on foreign government securities, and difficulties of enforcing favorable legal judgments in foreign courts.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, reinvestment of capital, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States.  Foreign countries may not have the infrastructure or resources to respond to natural and other disasters that interfere with economic activities, which may adversely affect issuers located in such countries. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Payment for securities before delivery may be required and in some countries delayed settlements are customary, which increases the Fund’s risk of loss. The Fund generally holds its foreign securities and related cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security or any of their agents goes bankrupt.  Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains.

In addition, it is often more expensive to buy, sell and hold securities in certain foreign markets than in the United States. Foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable.  The fees paid to foreign banks and securities depositories generally are higher than those charged by U.S. banks and depositories.  The increased expense of investing in foreign markets reduces the amount earned on investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Eaton Vance Municipal Income Funds64SAI dated January 1, 2022

Depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs“)) are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, exchange risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and they may be less liquid.

Unless otherwise provided in the Prospectus, in determining the domicile of an issuer, the investment adviser may consider the domicile determination of the Fund’s benchmark index or a leading provider of global indexes and may take into account such factors as where the company’s securities are listed, and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”) (“Brexit”).  Effective January 31, 2020, the UK ceased to be a member of the EU and following a transition period, during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict.  Moreover, the uncertainty about the ramifications of Brexit may cause significant volatility and/or declines in the value of the Euro and the British pound.  The end of the Brexit transition period may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the UK. Brexit may create additional substantial economic stresses for the UK, including price volatility in UK stocks, capital outflows, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These consequences may be exacerbated by the COVID-19 pandemic. Political events, including nationalist unrest in Europe, uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU (or the euro) itself, also may cause market disruptions.  If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

Eaton Vance Municipal Income Funds65SAI dated January 1, 2022

Forward Foreign Currency Exchange Contracts

See also “Derivative Instruments and Related Risks” herein.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency. Cross-hedging may be done by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of instruments denominated in a different currency (or the basket of currencies and the underlying currency). Use of a different foreign currency (for hedging or non-hedging purposes) magnifies exposure to foreign currency exchange rate fluctuations. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. The precise matching of the forward contract amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that the use of currency forwards may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency forwards may create exposure to currencies in which the Fund’s securities are not denominated. In addition, it may not be possible to hedge against long-term currency changes.

When a currency is difficult to hedge or to hedge against the U.S. dollar, the Fund may enter into a forward contract to sell a currency whose changes in value are generally considered to be linked to such currency. Currency transactions can result in losses if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the hedge is in place. If the Fund purchases a bond denominated in a foreign currency with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.

Some of the forward foreign currency exchange contracts may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts that may be thinly traded. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars, but may be settled in other currencies. They are often used to gain exposure to or hedge exposure to foreign currencies that are not internationally traded.  NDFs may also be used to gain or hedge exposure to gold.

Forward Rate Agreements

See also “Derivative Instruments and Related Risks” herein.  Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.  These instruments are traded in the OTC market.

Eaton Vance Municipal Income Funds66SAI dated January 1, 2022

Futures Contracts

See also “Derivative Instruments and Related Risks” herein.  Futures contracts are standardized contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the underlying reference instrument at a specified future date at a specified price.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the underlying asset.  Upon purchasing or selling a futures contract, a purchaser or seller is required to deposit collateral (initial margin).  Each day thereafter until the futures position is closed, the purchaser or seller will pay additional margin (variation margin) representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.  A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies. It is expected that other futures contracts will be developed and traded in the future.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Futures contracts are traded on exchanges or boards of trade that are licensed by the CFTC and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant exchange or board.

Although some futures contracts call for making or taking delivery of the underlying reference instrument, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.

Hybrid Securities

Hybrid securities generally possess certain characteristics of both equity and debt securities. These securities may at times behave more like equity than debt, or vice versa. Preferred stocks, convertible securities, trust preferred securities and certain debt obligations are types of hybrid securities.  The investment adviser has sole discretion to determine whether an investment has hybrid characteristics and generally will consider the instrument’s preference over the issuer’s common shares, the term of the instrument at the time of issuance and/or the tax character of the instrument’s distributions.  Debt instruments with a preference over common shares and a perpetual term or a term at issuance of thirty years or more generally are considered by the investment adviser to be hybrid securities. Hybrid securities generally do not have voting rights or have limited voting rights.  Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including general market and economic conditions, issuer-specific events, changes in interest rates, credit spreads and the credit quality of the issuer, and, for convertible securities, factors affecting the securities into which they convert.  Hybrid securities may be subject to redemption at the option of the issuer at a predetermined price. Hybrid securities may pay a fixed or variable rate of interest or dividends. The prices and yields of nonconvertible hybrid securities generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. If the issuer of a hybrid security experiences financial difficulties, the value of such security may be adversely affected similar to the issuer’s outstanding common stock or subordinated debt instruments.  Trust preferred securities are issued by a special purpose trust that holds the subordinated debt of a company and, as such, are subject to the risks associated with such debt obligation.  See also “Preferred Stock,” “Convertible Securities” and “Contingent Convertible Securities.”

Illiquid Investments

Certain investments are considered illiquid or restricted due to a limited trading market or legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.  Such illiquid investments may include commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities.

Eaton Vance Municipal Income Funds67SAI dated January 1, 2022

It may be difficult to sell illiquid investments at a price representing fair value until such time as the investments may be sold publicly. It also may be more difficult to determine the fair value of such investments for purposes of computing the Fund’s net asset value.  Where registration is required, a considerable period of time may elapse between a decision to sell the investments and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may incur additional expense when disposing of illiquid investments, including all or a portion of the cost to register the investments.  The Fund also may acquire investments through private placements under which it may agree to contractual restrictions on the resale of such investments that are in addition to applicable legal restrictions. Such restrictions might prevent the sale of such investments at a time when such sale would otherwise be desirable.

At times, a portion of the Fund’s assets may be invested in investments as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such investments. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such investments when the investment adviser believes it advisable to do so or may be able to sell such investments only at prices lower than if such investments were more widely held.  It may also be more difficult to determine the fair value of such investments for purposes of computing the Fund’s net asset value.  See also “Restricted Securities.”

Indexed Securities

See also “Derivative Instruments and Related Risks” herein.  Indexed securities are securities that fluctuate in value with an index. The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, securities prices or other financial indicators (“reference prices”). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in reference prices. Because indexed securities derive their value from another instrument, security or index, they are considered derivative debt securities, and are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Indexed securities may include interest only (“IO”) and principal only (“PO”) securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), leveraged floating rate securities (“super floaters”), leveraged inverse floating rate securities (“inverse floaters”), dual index floaters, range floaters, index amortizing notes and various currency indexed notes.  Indexed securities may be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities.

Inflation-Indexed (or Inflation-Linked) Bonds

Inflation-indexed bonds are fixed-income securities the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Two structures are common: The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.  The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation.  However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields.  In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.  The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal.  Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.

Eaton Vance Municipal Income Funds68SAI dated January 1, 2022

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Investing in a Portfolio

The Board may discontinue the Fund’s investment in one or more Portfolios if it determines that it is in the best interest of the Fund and its shareholders to do so. In such an event, the Board would consider what action might be taken, including investing Fund assets in another pooled investment entity, instructing the investment adviser to invest Fund assets directly or retaining an investment adviser to manage Fund assets in accordance with its investment objective(s). The Fund’s investment performance and expense ratio may be affected if its investment structure is changed or if another Portfolio investor withdraws all or a portion of its investment in the Portfolio.

Investments in the Subsidiary

The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by a sole director affiliated with Eaton Vance. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The Subsidiary expects to invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other fixed-income securities and is also permitted to invest in any other investments permitted by the Fund. To the extent that the Fund invests in the Subsidiary, the Fund will be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

While the Subsidiary may be operated similarly to the Fund, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.

Junior Loans

Due to their lower place in the borrower’s capital structure and possible unsecured status, certain loans (“Junior Loans”) involve a higher degree of overall risk than Senior Loans (described below) of the same borrower.  Junior Loans may be direct loans or purchased either in the form of an assignment or a loan participation.  Junior Loans are subject to the same general risks inherent in any loan investment (see “Loans” below). Junior Loans include secured and unsecured subordinated loans, as well as second lien loans and subordinated bridge loans. A second lien loan is generally second in line in terms of repayment priority and may have a claim on the same collateral pool as the first lien, or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding and may be converted into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower with an outstanding bridge loan may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. From time to time, the Fund may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Fund receives a fee.

Eaton Vance Municipal Income Funds69SAI dated January 1, 2022

For additional disclosure relating to investing in loans (including Junior Loans), see “Loans” below.
LIBOR Transition and Associated Risk

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association.  LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans.  It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Many market participants are in the process of transitioning to the use of alternative reference or benchmark rates.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR.  The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of temporary or other borrowing for the Fund (if applicable), or (iii) the effectiveness of related Fund transactions such as hedges, as applicable.

Various financial industry groups are planning for the transition away from LIBOR, but there are obstacles to converting certain longer term securities and transactions to a new benchmark.  In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England. Both SOFR and SONIA, as well as certain other proposed replacement rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR need to be made to accommodate the differences. Liquid markets for newly-issued instruments that use an alternative reference rate are still developing. Consequently, there may be challenges for a Fund to enter into hedging transactions against instruments tied to alternative reference rates until a market for such hedging transactions develops.

Additionally, while some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative or “fallback” rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments have such fallback provisions, and many that do, do not contemplate the permanent cessation of LIBOR. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include fallback provisions to alternative reference rates, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments maturing after the end of 2021, particularly with respect to legacy cash products. Although there are ongoing efforts among certain government entities and other organizations to address these uncertainties, the ultimate effectiveness of such efforts in not yet known.

Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects may occur prior to the discontinuation. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Liquidity or Protective Put Agreements

See also “Derivative Instruments and Related Risks” herein.  The Fund may enter into a separate agreement with the seller of an instrument or some other person granting the Fund the right to put the instrument to the seller thereof or the other person at an agreed upon price.  Interest income generated by certain municipal bonds with put or demand features may be taxable.

Eaton Vance Municipal Income Funds70SAI dated January 1, 2022

Loans

Loans may be primary, direct investments or investments in loan assignments or participation interests.  A loan assignment represents a portion or the entirety of a loan and a portion of the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor.  However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor.  Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund may be treated as a general creditor of such entity.

Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”).  In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to pursue appropriate remedies against the borrower.

Loan investments may be made at par or at a discount or premium to par.  The interest payable on a loan may be fixed or floating rate, and paid in cash or in-kind.  In connection with transactions in loans, the Fund may be subject to facility or other fees.  Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated.  During the term of a loan, the value of any collateral securing the loan may decline in value, causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents, which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower.  A borrower typically is required to comply with certain covenants contained in a loan agreement between the borrower and the holders of the loan.  The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, and the nature of the collateral securing the loan.  Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event covenants are breached.  The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants.  Loans to entities located outside of the U.S. (including to sovereign entities) may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks.  In the event of bankruptcy, applicable law may impact a lender’s ability to enforce its rights.  The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.  Sovereign entities may be unable or unwilling to meet their obligations under a loan due to budgetary limitations or economic or political changes within the country.

Eaton Vance Municipal Income Funds71SAI dated January 1, 2022

Investing in loans involves the risk of default by the borrower or other party obligated to repay the loan.  In the event of insolvency of the borrower or other obligated party, the Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral or assets of the borrower.  Fixed-rate loans are also subject to the risk that their value will decline in a rising interest rate environment.  This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate.  The base lending rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks.  On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR beginning at the end of 2021.  Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.  As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  See “LIBOR Transition and Associated Risk” herein.

The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower or other entity obligated to repay a loan. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any collateral or other assets securing the loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the investment adviser may deem appropriate to reduce the likelihood or severity of loss on the Fund’s investment and/or maximize the return on such investment.  The Fund will incur additional expenditures in taking protective action with respect to loans in (or anticipated to be in) default and assets securing such loans.  In certain circumstances, the Fund may receive equity or equity-like securities from a borrower to settle the loan or may acquire an equity interest in the borrower.  Representatives of the Fund also may join creditor or similar committees relating to loans.

Lenders can be sued by other creditors and the debtor and its shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under the loan agreement to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If any of these events occur, the Fund’s performance could be negatively affected.

Interests in loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many loans, making them illiquid. As described below, a secondary market exists for many Senior Loans, but it may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans.

Eaton Vance Municipal Income Funds72SAI dated January 1, 2022

For additional disclosures relating to Junior and Senior Loans, see “Junior Loans” and “Senior Loans” herein.
Lower Rated Investments

Lower rated investments (commonly referred to as “junk”) are of below investment grade quality and generally provide greater income potential and/or increased opportunity for capital appreciation than higher quality investments but they also typically entail greater potential price volatility and principal and income risk.  Lower rated investments are regarded as predominantly speculative with respect to the entity’s continuing ability to make timely principal and interest payments.  Also, their yields and market values may fluctuate more than higher rated investments.  Fluctuations in value do not affect the cash income from lower rated investments, but are reflected in the Fund’s net asset value.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower rated and unrated investments to be less creditworthy. The secondary market for lower rated investments may be less liquid than the market for higher grade investments.

Master Limited Partnerships (“MLPs”)

MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income paid by an MLP to its investors. Effective for taxable years beginning after December 31, 2017, the Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs.  However, the law does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders.  As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder of the Fund will not.

Money Market Instruments

Money market instruments include short term, high quality, U.S. dollar denominated instruments such as commercial paper, certificates of deposit and bankers’ acceptances issued by U.S. or foreign banks, and Treasury bills and other obligations with a maturity of one year or less, including those issued or guaranteed by U.S. Government agencies and instrumentalities.  See “U.S. Government Securities” below. Certificates of deposit or time deposits are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and generally will be subject to the risks associated with the holding of such property overseas. Various provisions of U.S. law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

Eaton Vance Municipal Income Funds73SAI dated January 1, 2022

Money market instruments are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty.  These securities may be subject to federal income, state income and/or other taxes.  Instead of investing in money market instruments directly, the Fund may invest in an affiliated or unaffiliated money market fund. Recent actions by governmental authorities in response to the economic disruptions caused by the COVID-19 pandemic have included dramatic reductions in interest rates, which in some cases could result in negative rates on investments in money market funds and similar cash management products. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies.

Mortgage-Backed Securities (“MBS”)

MBS are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder.  MBS may include conventional mortgage pass through securities, participation interests in pools of adjustable and fixed rate mortgage loans, stripped securities (described herein), floating rate mortgage-backed securities and certain classes of multiple class CMOs. MBS pay principal to the holder over their term, which differs from other forms of debt securities that normally provide for principal payment at maturity or specified call dates. MBS are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines.  In addition, investments in MBS involve certain specific risks, including the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes, and the effects of prepayments on mortgage cash flows and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the MBS. Although certain MBS are guaranteed as to timely payment of interest and principal by a government-sponsored enterprise, the market price for such securities is not guaranteed and will fluctuate.  Certain MBS may be purchased on a when-issued basis subject to certain limitations and requirements.

There are currently four types of MBS: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”); (2) those issued by private issuers that represent an interest in or are collateralized by pass through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; (3) those issued by the U.S. Government or one of its agencies or instrumentalities without a government guarantee, such as credit risk transfer bonds; and (4) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass through securities without a government guarantee but that usually have some form of private credit enhancement.  Privately issued MBS are structured similar to GNMA, FNMA and FHLMC MBS, and are issued by originators of, or investors in, mortgage loans, including depositary institutions, mortgage banks and special purpose subsidiaries of the foregoing.

Eaton Vance Municipal Income Funds74SAI dated January 1, 2022

GNMA Certificates and FNMA Mortgage-Backed Certificates are MBS representing part ownership of a pool of mortgage loans. GNMA loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government; however, they are supported by the right of FNMA to borrow from the U.S. Treasury Department.

FHLMC, a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates (“PCs”) representing undivided interest in FHLMC’S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly “conventional” mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.

While it is not possible to accurately predict the life of a particular issue of MBS, the actual life of any such security is likely to be substantially less than the final maturities of the mortgage loans underlying the security. This is because unscheduled early prepayments of principal on MBS will result from the prepayment, refinancings or foreclosure of the underlying mortgage loans in the mortgage pool. Prepayments of MBS may not be able to be reinvested at the same interest rate.  Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, MBS are less effective than other types of obligations as a means of “locking-in” attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of MBS may have a comparable risk of decline in market value during periods of rising interest rates. If MBS are purchased at a premium above their par value, a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment. If MBS have been purchased at a discount from their par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current returns and will accelerate the recognition of income, which, when distributed to Fund shareholders, will be taxable as ordinary income.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the MBS.  The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sales. Cash proceeds may be invested in instruments that are permissible investments for the Fund.  The use of mortgage dollar rolls is a speculative technique involving leverage.  A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or permissible liquid assets earmarked or in a segregated account to secure the obligation for the forward commitment to buy MBS, or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities.

Eaton Vance Municipal Income Funds75SAI dated January 1, 2022

Municipal Lease Obligations (“MLOs”)

An MLO is a bond that is secured by lease payments made by the party, typically a state or municipality, leasing the facilities (e.g., schools or office buildings) that were financed by the bond.  Such lease payments may be subject to annual appropriation or may be made only from revenues associated with the facility financed.  In other cases, the leasing state or municipality is obligated to appropriate funds from its general tax revenues to make lease payments as long as it utilizes the leased property.  MLOs, like other municipal debt obligations, are subject to the risk of non-payment. Although MLOs do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations may be secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A certificate of participation (also referred to as a “participation”) in a municipal lease is an instrument evidencing a pro rata share in a specific pledged revenue stream, usually lease payments by the issuer that are typically subject to annual appropriation.  The certificate generally entitles the holder to receive a share, or participation, in the payments from a particular project.

MLOs and participations therein represent a type of financing that may not have the depth of marketability associated with more conventional securities and, as such, they may be less liquid than conventional securities.  Certain MLOs may be deemed illiquid for the purpose of the Fund’s limitation on investments in illiquid investments.

The ability of issuers of MLOs to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income from and value of the obligation. Issuers of MLOs might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of MLOs could experience delays and limitations with respect to the collection of principal and interest on such MLOs and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities or otherwise incur costs to protect its rights, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Municipal Obligations

Municipal obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities.  Certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Some bonds may pay interest at a variable or floating rate.  Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.  Municipal obligations also include trust certificates representing interests in municipal securities held by a trustee. The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities.

Eaton Vance Municipal Income Funds76SAI dated January 1, 2022

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986, which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item that could subject the recipient to or increase the recipient’s liability for the AMT.

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.  Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity that owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.  The Fund may on occasion acquire revenue bonds that carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.  Investing in revenue bonds may involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies that contain projections of expenses, revenues and occupancy levels.   A hospital’s income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare funding.

Eaton Vance Municipal Income Funds77SAI dated January 1, 2022

Education-related bonds are comprised of two types: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or changes in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students that may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Eaton Vance Municipal Income Funds78SAI dated January 1, 2022

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status.  There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been instances of defaults and bankruptcies involving municipal obligations that were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any real estate, facilities or other assets so acquired; and (iii) taking such other actions as the adviser (including, but not limited to, payment of operating or similar expenses of the underlying project) may deem appropriate to reduce the likelihood or severity of loss on the fund’s investment.  The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

Historically, municipal bankruptcies have been rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcy are unclear. Further, the application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which the Fund invests.  There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector.  Developments such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation can affect municipal obligations in the same sector.  As the similarity in issuers of municipal obligations held by the Fund increases, the potential for fluctuations in the Fund’s share price also may increase.

The Commonwealth of Puerto Rico and its related issuers are currently experiencing financial difficulties, including persistent government budget deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Several rating agencies have downgraded a number of securities issued in Puerto Rico to below investment-grade, and numerous issuers have entered Title III of the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt.  However, Puerto Rico's case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico's debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities.  Further legislation by the U.S. Congress, or actions by the oversight board established by PROMESA, or court approval of a debt restructuring deal could have a negative impact on the marketability, liquidity, or value of certain investments held by the Fund and could reduce the Fund’s performance.

Eaton Vance Municipal Income Funds79SAI dated January 1, 2022

In addition, Puerto Rico has faced significant out-migration relating to its economic difficulties, eroding the Commonwealth’s economic base and creating additional further uncertainty regarding its ability to meet its future repayment obligations. The Puerto Rican constitution prioritizes general obligation bonds over revenue bonds, so that all tax revenues, even those pledged to revenue bondholders, can be applied first to general obligation bonds and other Commonwealth-guaranteed debt if other revenues are insufficient to satisfy such obligations.

The secondary market for some municipal obligations issued within a state (including issues that are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations.  No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Municipal obligations that are rated below investment grade but that, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment. Defaulted obligations are denoted in the “Portfolio of Investments” in the “Financial Statements” included in the Fund’s reports to shareholders.

The yields on municipal obligations depend on a variety of factors, including purposes of the issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, other factors including the claims-paying ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

Operational Risk

The Fund’s service providers, including the investment adviser, may experience disruptions or operating errors that could negatively impact the Fund. Disruptive events, including (but not limited to) natural disasters and public health crises, may adversely affect the Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. While service providers are expected to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund's in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. It also is not possible for Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Eaton Vance Municipal Income Funds80SAI dated January 1, 2022

Option Contracts

See also “Derivative Instruments and Related Risks” herein.  An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument).  Options may be listed on an exchange or traded in the OTC market.  In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to counterparty risk.  The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund.  OTC options also involve greater liquidity risk.  This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.  The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid.  Derivatives on economic indicators generally are offered in an auction format and are booked and settled as OTC options.  Options on futures contracts are discussed herein under “Futures Contracts.”

If a written option expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If a purchased option expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, reference instrument, exercise price, and expiration). A capital gain will be realized from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a capital loss will be realized. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, the current market price of the reference instrument in relation to the exercise price of the option, the volatility of the reference instrument, and the time remaining until the expiration date.  There can be no assurance that a closing purchase or sale transaction can be consummated when desired.

Straddles are a combination of a call and a put written on the same reference instrument. A straddle is deemed to be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The same liquid assets may be used to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  The Fund may also buy and write call options on the same reference instrument to cover its obligations.  Because such combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open or close.  In an equity collar, the Fund simultaneously writes a call option and purchases a put option on the same instrument.

To the extent that the Fund writes a call option on an instrument it holds and intends to use such instrument as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the instrument above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the value of the reference instrument decline. If the Fund were unable to close out such a call option, it would not be able to sell the instrument unless the option expired without exercise.  Uncovered calls have speculative characteristics and are riskier than covered calls because there is no instrument or cover held by the Fund that can act as a partial hedge.

Eaton Vance Municipal Income Funds81SAI dated January 1, 2022

The writer of an option has no control over the time when it may be required to fulfill its obligation under the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying reference instrument at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose the premium it paid for the option.  Furthermore, if trading restrictions or suspensions are imposed on options markets, the Fund may be unable to close out a position.

Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities underlying the option or represented in the index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets.

Option Strategy

The Fund implements the Option Strategy or Enhancement Strategy, as further described under “Investment Objective & Principal Policies and Risks” in the Prospectus, whereby it writes a series of call and put option spread combinations on the S&P 500® Composite Stock Price Index (S&P 500® Index) and/or a proxy for the S&P 500® Index (such as SPDR Trust Series I units (SPDRs)).

Participation in the ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow’s discretion.  While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.  For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. Such fee is allocated among a fund’s share classes based on relative net assets.  ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s investment objective, policies or anticipated performance.  In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will purchase Class I or Institutional Class shares (or, if applicable Class A or Investor Class shares) at net asset value and will not be subject to any sales charge (in the case of Class A shares), investment minimum or redemption fee applicable to such shares. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption-in-kind policies described under “Redeeming Shares” in the Prospectus.  Investments in a fund by ReFlow in connection with the ReFlow liquidity program are not subject to the two round-trips within 90 days limitation described in “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares” in the Prospectus. The investment adviser believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders.  To the extent the Fund’s net assets do not decline, the investment adviser may also benefit. From time to time ReFlow may pledge fund shares as collateral in connection with its borrowings from third-party lenders.

Eaton Vance Municipal Income Funds82SAI dated January 1, 2022

Pooled Investment Vehicles

The Fund may invest in pooled investment vehicles including other open-end or closed-end investment companies affiliated or unaffiliated with the investment adviser, exchange-traded funds (described herein) and other collective investment pools in accordance with the requirements of the 1940 Act. Closed-end investment company securities are usually traded on an exchange.  The demand for a closed-end fund’s securities is independent of the demand for the underlying portfolio assets, and accordingly, such securities can trade at a discount from, or a premium over, their net asset value.  The Fund generally will indirectly bear its proportionate share of any management fees paid by a pooled investment vehicle in which it invests in addition to the investment advisory fee paid by the Fund.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover” and generally involves expense to the Fund, including brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income to taxable shareholders.  The Fund’s portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities − excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the investment adviser considers a change in the Fund's portfolio holdings.  The portfolio turnover rate(s) of the Fund for recent fiscal periods is included in the Financial Highlights in the Prospectus.

Preferred Stock

Preferred stock represents an equity interest in a corporation, company or trust that has a higher claim on the assets and earnings than common stock. Preferred stock usually has limited voting rights. Preferred stock involves credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. A company’s preferred stock generally pays dividends after the company makes the required payments to holders of its bonds and other debt instruments but before dividend payments are made to common stockholders.  However, preferred stock may not pay scheduled dividends or dividends payments may be in arrears.  The value of preferred stock may react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects. Certain preferred stocks may be convertible to common stock.  See “Convertible Securities” and “Contingent Convertible Securities.”  Preferred stock may be subject to redemption at the option of the issuer at a predetermined price.  Because they may make regular income payments, preferred stocks may be considered fixed-income securities for purposes of a Fund’s investment restrictions.

Eaton Vance Municipal Income Funds83SAI dated January 1, 2022

Real Estate Investments

Real estate investments, including real estate investment trusts (“REITs”), are sensitive to factors, such as changes in: real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have a magnified effect to the extent that investments concentrate in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs, the Fund indirectly will bear REIT expenses in addition to its own expenses.

Private REITs are unlisted, which may make them difficult to value and less liquid.  Moreover, private REITs are generally exempt from 1933 Act registration and, as such, the amount of public information available with respect to private REITs may be less extensive than that available for publicly traded REITs.  Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.  REITs are also subject to credit, market, liquidity and interest rate risks.

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends.  Proposed regulations on which the Fund may rely allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.  See “Taxes” for additional information.

REITs may issue debt securities to fund their activities.  The value of these debt securities may be affected by changes in the value of the underlying property owned by the REIT, the creditworthiness of the REIT, interest rates, and tax and regulatory requirements, among other things.

Repurchase Agreements

Repurchase agreements involve the purchase of a security coupled with an agreement to resell at a specified date and price.  In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. Repurchase agreements maturing in more than seven days that the investment adviser believes may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities. Unless the Prospectus states otherwise, the terms of a repurchase agreement will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Eaton Vance Municipal Income Funds84SAI dated January 1, 2022

Residual Interest Bonds

The Fund may invest in residual interest bonds in a trust that holds municipal securities (a “Tender Option Bond trust” or “TOB trust”). The interest rate payable on a residual interest bond (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index) bears an inverse relationship to the interest rate on another security issued by the TOB trust. Because changes in the interest rate on the other security inversely affect the interest paid on the residual interest bond, the value and income of a residual interest bond is generally more volatile than that of a fixed rate bond. Residual interest bonds have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Residual interest bonds have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, residual interest bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While residual interest bonds expose the Fund to leverage risk because they provide two or more dollars of bond market exposure for every dollar invested, they are not subject to the Fund’s restrictions on borrowings.

Under certain circumstances, the Fund may enter into a so-called shortfall and forbearance agreement relating to a residual interest bond held by the Fund. Such agreements commit the Fund to reimburse the difference between the liquidation value of the underlying security (which is the basis of the residual interest bond) and the principal amount due to the holders of the floating rate security issued in conjunction with the residual interest bond upon the termination of the TOB trust issuing the residual interest bond. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the residual interest bond could be terminated and the Fund could incur a loss. The Fund’s investments in residual interest bonds and similar securities described in the Prospectus and this SAI will not be considered borrowing for purposes of the Fund’s restrictions on borrowing described herein and in the Prospectus.

On December 10, 2013, five U.S. federal agencies published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”). The Volcker Rule prohibits banking entities from engaging in proprietary trading of certain instruments and limits such entities’ investments in, and relationships with, covered funds, as defined in the rules. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs as such programs were commonly structured prior to the effective date of the Volker Rule and (ii) continuing relationships with or services for existing residual interest bond programs. In response to the Volcker Rule, industry participants developed alternative structures for residual interest bond programs in which service providers may be engaged to assist with establishing, structuring and sponsoring the programs. The service providers, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund holding the residual interests. In addition, the Fund, rather than a bank entity, may act as the sponsor of the TOB trust and undertake certain responsibilities that previously belonged to the sponsor bank. Although the Fund may use third-party service providers to complete some of these additional responsibilities, sponsoring a TOB trust may give rise to certain additional risks, including compliance, securities law and operational risks.

Eaton Vance Municipal Income Funds85SAI dated January 1, 2022

Restricted Securities

Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and subject to the Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in much more limited circumstances.

The Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of them at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement and/or after an applicable waiting period. If adverse conditions were to develop during this period, the Fund might obtain a price that is less favorable than the price that was prevailing at the time it decided to sell.  See also “Illiquid Investments.”

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The Fund may enter into a reverse repurchase agreement for various purposes, including, but not limited to, when it is able to invest the cash acquired at a rate higher than the cost of the agreement or as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.  In a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the value of the Fund.  Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage.  Such agreements will be treated as subject to investment restrictions regarding “borrowings.” If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Eaton Vance Municipal Income Funds86SAI dated January 1, 2022

Rights and Warrants

See also “Derivative Instruments and Related Risks” herein.  A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are typically issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless.  (Canadian special warrants issued in private placements prior to a public offering are not considered warrants.)

Royalty Bonds

Royalty bonds include debt securities collateralized by pharmaceutical royalty interests (“Royalty Bonds”).  Pharmaceutical royalty streams are created when the owner of a patent on a pharmaceutical product licenses the discovery to a larger commercial entity for further development, while maintaining a royalty interest on future sales of the product.  Royalty Bonds are created when the royalty owner borrows against the royalty stream by issuing debt collateralized by the royalty.  Royalty Bond investors receive interest and principal payments collateralized and funded by the stream of royalty payments.  Royalty Bonds are typically offered in a private placement pursuant to Section 4(a)(2) of the 1933 Act and are restricted as to resale.

Because Royalty Bonds are restricted securities and because of the proprietary nature of the underlying pharmaceutical product licenses, it may take longer to liquidate Royalty Bond positions than would be the case for other securities.  Royalty Bonds are also subject to the industry risks associated with health sciences companies.

Securities Lending

The Fund may lend its portfolio securities to major banks, broker-dealers and other financial institutions in compliance with the 1940 Act. No lending may be made with any companies affiliated with the investment adviser.  These loans earn income and are collateralized by cash, securities or letters of credit.  The Fund may realize a loss if it is not able to invest cash collateral at rates higher than the costs to enter into the loan.    The Fund invests cash collateral in an unaffiliated money market fund that operates in compliance with the requirements of Rule 2a-7 under the 1940 Act and seeks to maintain a stable $1.00 net asset value per share.  When the loan is closed, the lender is obligated to return the collateral to the borrower.  The lender could suffer a loss if the value of the collateral is below the market value of the borrowed securities or if the borrower defaults on the loan.  The lender may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The investment adviser will use its reasonable efforts to instruct the securities lending agent to terminate loans and recall securities with voting rights so that the securities may be voted in accordance with the Fund’s proxy voting policy and procedures.  See “Taxes” for information on the tax treatment of payments in lieu of dividends received pursuant to securities lending arrangements.

Eaton Vance Municipal Income Funds87SAI dated January 1, 2022

Senior Loans

Senior Loans are loans that are senior in repayment priority to other debt of the borrower.  Senior Loans generally pay interest that floats, adjusts or varies periodically based on benchmark indicators, specified adjustment schedules or prevailing interest rates.  Senior Loans are often secured by specific assets or “collateral,” although they may not be secured by collateral.  A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”), generally referred to as a “syndicate.” The Agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.  Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan.  Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein.

Loan Collateral. Borrowers generally will, for the term of the Senior Loan, pledge collateral to secure their obligation. In addition, Senior Loans may be guaranteed by or secured by assets of the borrower’s owners or affiliates. During the term of the Senior Loan, the value of collateral securing the Loan may decline in value, causing the Loan to be under-collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan. In addition, if a Senior Loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

Fees. The Fund may receive a facility fee when it buys a Senior Loan, and pay a facility fee when it sells a Senior Loan. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower or an amendment fee.

Loan Administration.  In a typical Senior Loan, the Agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to use appropriate remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower.  The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve the risk of fraud by the borrower.  It is unclear whether an investment in a Senior Loan offers the securities law protections against fraud and misrepresentation.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent.  A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other Interposed Persons (as defined below), similar risks may arise.

Eaton Vance Municipal Income Funds88SAI dated January 1, 2022

Additional Information. The Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. While such investments may provide opportunities for enhanced income as well as capital appreciation, they generally involve greater risk and may be considered speculative.  The Fund may from time to time participate in ad-hoc committees formed by creditors to negotiate with the management of financially troubled borrowers. The Fund may incur legal fees as a result of such participation.  In addition, such participation may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors. The Fund will participate in such committees only when the investment adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of a Senior Loan held by the Fund.

In some instances, other accounts managed by the investment adviser may hold other securities issued by borrowers the Senior Loans of which may be held by the Fund. These other securities may include, for example, debt securities that are subordinate to the Senior Loans held by the Fund, convertible debt or common or preferred equity securities.  In certain circumstances, such as if the credit quality of the borrower deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the borrower’s Senior Loans. In such cases, the investment adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The investment adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases, certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment adviser’s client accounts collectively held only a single category of the issuer’s securities.  See “Potential Conflicts of Interest.”

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.

The Fund will generally acquire participations only if the Loan Investor selling the participation, and any other persons interpositioned between the Fund and the Loan Investor (an “Interposed Person”), at the time of investment, has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P- 3 or higher by Moody’s or comparably rated by another nationally recognized statistical ratings organization) or determined by the investment adviser to be of comparable quality.

For additional disclosure relating to investing in loans (including Senior Loans), see “Loans” above.

Eaton Vance Municipal Income Funds89SAI dated January 1, 2022

Short Sales

Short sales are transactions in which a party sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the party must borrow the security to make delivery to the buyer. When the party is required to return the borrowed security, it typically will purchase the security in the open market. The price at such time may be more or less than the price at which the party sold the security. Until the security is replaced, the party is required to repay the lender any dividends or interest, which accrues during the period of the loan. To borrow the security, it also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Transaction costs are incurred in effecting short sales. A short seller will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which it replaces the borrowed security. A gain will be realized if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the short seller may be required to pay, if any, in connection with a short sale. Short sales may be “against the box” or uncovered.  In a short sale “against the box,” at the time of the sale, the short seller owns or has the immediate and unconditional right to acquire the identical security at no additional cost.  In an uncovered short sale, the short seller does not own the underlying security and, as such, losses from uncovered short sales may be significant.  The Fund may sell short securities representing an index or basket of securities whose constituents the Fund holds in whole or in part. A short sale of an index or basket of securities will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Fund.  Use of short sales is limited by the Fund’s non-fundamental restriction relating thereto.

Short-Term Trading

Fixed-income securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, such a security may be sold and another purchased at approximately the same time to take advantage of what is believed to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors.

Significant Exposure to Health Sciences Companies

Because the Fund may invest a significant portion of its assets in pharmaceutical, biotechnology, life sciences, and health care equipment and services companies, the value of Fund shares may be affected by developments that adversely affect such companies and may fluctuate more than that of a fund that invests more broadly. Many health sciences companies are subject to substantial governmental regulations that can affect their prospects. Changes in governmental policies, such as reductions in the funding of third-party payment programs, may have a material effect on the demand for particular health care products and services. Regulatory approvals (often entailing lengthy application and testing procedures) are also generally required before new drugs and certain medical devices and procedures may be introduced. Many of the products and services of companies engaged in medical research and health care are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. Additionally, such products are subject to risks such as the appearance of toxic effects following commercial introduction and manufacturing difficulties. The enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies. Health sciences companies include companies that offer limited products or services or that are at the research and developmental stage with no marketable or approved products or technologies.

Significant Exposure to Smaller Companies

The investment risk associated with smaller companies is higher than that normally associated with larger, more established companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger companies. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, stocks of smaller companies are often more volatile than those of larger companies, which are often traded on a national securities exchange, may be more difficult and may take longer to liquidate at fair value than would be the case for the publicly traded securities of a large company.

Eaton Vance Municipal Income Funds90SAI dated January 1, 2022

Significant Exposure to Utilities and Financial Services Sectors

Because the Fund may invest a significant portion of its assets in the utilities and financial services sectors, the value of Fund shares may be affected by events that adversely affect those sectors and may fluctuate more than that of a fund with broader exposure. The utilities sector includes companies engaged in the manufacture, production, generation, transmission, sale and distribution of water, gas and electric energy. Companies in the financial services sector include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial finance companies. Companies in the utilities sector may be sensitive to changes in interest rates and other economic conditions, governmental regulation, uncertainties created by deregulation, power shortages and surpluses, the price and availability of fuel, environmental protection or energy conservation practices, the level and demand for services, and the cost and potential business disruption of technological developments. Companies in the financial services sector are also subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Stripped Securities

Stripped Securities (“Strips”) may be issued by the U.S. Government, its agencies or instrumentalities, and may also be issued by private originators or investors, including depository institutions, banks, investment banks and special purpose subsidiaries of these entities.  Strips are usually structured with classes that receive different proportions of the interest and principal distributions from an underlying asset or pool of underlying assets. Strips are particularly sensitive to changes in interest rates, which may impact the frequency of principal payments (including prepayments) on the underlying assets or pool of underlying assets.  Some structures may have a class that receives only interest from the underlying assets, an interest-only (“IO”) class, while another class may receive only principal, a principal-only (“PO”) class.  IO and PO Strips may be purchased for their return and/or hedging characteristics.  Because of their structure, IO Strips may move differently than typical fixed-income securities in relation to changes in interest rates. IO Strips tend to decrease in value if prepayments are greater than anticipated and increase in value if prepayments are less than anticipated. Conversely, PO Strips tend to increase in value if prepayments are greater than anticipated and decline if prepayments are less than anticipated. While the U.S. Government or its agencies or instrumentalities may guarantee the full repayment of principal on Strips they issue, repayment of interest is guaranteed only while the underlying assets or pools of assets are outstanding. To the extent the Fund invests in Strips, rapid changes in the rate of prepayments may have an adverse effect on the Fund’s performance.  In addition, the secondary market for Strips may be less liquid than that for other securities.  Certain Strips may also present certain operational and/or valuation risks.

Structured Notes

See also “Derivative Instruments and Related Risks” herein.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes and indexed securities may entail a greater degree of market risk than other types of investments because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Eaton Vance Municipal Income Funds91SAI dated January 1, 2022

Swap Agreements

See also “Derivative Instruments and Related Risks” herein.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).  Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Whether the use of swap agreements will be successful will depend on the investment adviser's ability to predict correctly whether certain types of reference instruments are likely to produce greater returns than other instruments.  Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days.  The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund under the swap).  Developments in the swaps market, including government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements, as well as to participate in swap agreements in the future.  If there is a default by the counterparty to a swap, the Fund will have contractual remedies pursuant to the swap agreement, but any recovery may be delayed depending on the circumstances of the default.  To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain criteria. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference instrument has declined.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act, which was enacted in 2010 in response to turmoil in the financial markets and other market events. Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain OTC derivatives, such as swaps, in which the Fund may invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

Eaton Vance Municipal Income Funds92SAI dated January 1, 2022

Currently, central clearing is only required for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps are subject to regulatory collateral requirements that may adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments may cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants, and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The Dodd-Frank Act and rules promulgated thereunder may exert a negative effect on the Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of this legislation, and the new requirements may increase the cost of the Fund’s investments and of doing business, which could adversely affect the ability of the Fund to buy or sell OTC derivatives.

Regulatory bodies outside the U.S. have also passed, proposed, or may propose in the future, legislation similar to Dodd-Frank Act or other legislation that could increase the costs of participating in, or otherwise adversely impact the liquidity of, participating in the commodities markets.  Global prudential regulators issued final rules that will require banks subject to their supervision to exchange variation and initial margin in respect of their obligations arising under uncleared swap agreements. The CFTC adopted similar rules that apply to CFTC-registered swap dealers that are not banks. Such rules generally require a Fund to segregate additional assets in order to meet the new variation and initial margin requirements when they enter into uncleared swap agreements. The variation margin requirements are now effective and the initial margin requirements are being phased-in based on average daily aggregate notional amount of covered swaps between swap dealers and swap entities.  In addition, regulations adopted by global prudential regulators that are now in effect require certain prudentially regulated entities and certain of their affiliates and subsidiaries (including swap dealers) to include in their derivatives contracts, terms that delay or restrict the rights of counterparties (such as the Fund) to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the prudentially regulated entity and/or its affiliates are subject to certain types of resolution or insolvency proceedings. Similar regulations and laws have been adopted in non-U.S. jurisdictions that may apply to the Fund’s counterparties located in those jurisdictions. It is possible that these requirements, as well as potential additional related government regulation, could adversely affect the Fund’s ability to terminate existing derivatives contracts, exercise default rights or satisfy obligations owed to it with collateral received under such contracts.

Swap agreements include (but are not limited to):

Currency Swaps. Currency swaps involve the exchange of the rights of the parties to make or receive payments in specified currencies. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance may be adversely affected.

Equity Swaps. An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index, such as the S&P 500®. The other party’s payments can be based on a fixed rate, a non-equity variable rate, or even a different equity index. The Fund may enter into equity index swaps on a net basis pursuant to which the future cash flows from two reference instruments are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two.

Eaton Vance Municipal Income Funds93SAI dated January 1, 2022

Credit Default Swaps.  Under a credit default swap agreement, the protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event, such as a default, on a reference instrument has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the reference instrument in exchange for an equal face amount of the reference instrument described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  The determination of a credit event under the swap agreement will depend on the terms of the agreement and may rely on the decision of persons that are not a party to the agreement.  The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund).

Inflation Swaps.  Inflation swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices. By design, one of the reference indices is an inflation index, such as the Consumer Price Index. Inflation swaps can be designated as zero coupon, where both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.

Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis.  If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.  The Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis.  Certain federal income tax requirements may limit the Fund’s ability to engage in certain interest rate transactions.

Eaton Vance Municipal Income Funds94SAI dated January 1, 2022

Commodity Index-Linked Swaps. Commodity index-linked swap agreements involve the exchange by the Fund with another party of payments dependent upon the price of the underlying commodity index.  Commodity index-linked swaps may be used to obtain exposure to a particular commodity or commodity index without owning or taking physical custody of such commodity.

Swaptions

See also “Derivative Instruments and Related Risks” herein.  A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Tax-Managed Investing

Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of a mutual fund that invests in equities that are treated differently for federal income tax purposes: price appreciation, distributions of qualified dividend income, distributions of other investment income, and distributions of realized short-term and long-term capital gains. Distributions of income other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income.  Distributions of qualified dividend income and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 20%. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. Returns derived from price appreciation are untaxed until the shareholder disposes of his or her shares. Upon disposition, a capital gain (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the disposition and the shareholder’s adjusted tax basis is realized.

Trust Certificates

Trust certificates are investments in a limited purpose trust or other vehicle formed under state law. Trust certificates in turn invest in instruments, such as credit default swaps, interest rate swaps, preferred securities and other securities, in order to customize the risk/return profile of a particular security. Like an investment in a bond, investments in trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they are generally not actively managed. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

Eaton Vance Municipal Income Funds95SAI dated January 1, 2022

U.S. Government Securities

U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities, which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities.  Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. The U.S. Government generally is not obligated to provide support to its instrumentalities.  The principal of and/or interest on certain U.S. Government securities could be: (a) payable in foreign currencies rather than U.S. dollars; or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

Unlisted Securities

Unlisted securities are neither listed on a stock exchange nor traded over-the-counter. Unlisted securities may include investments in new and early stage companies, which may involve a high degree of business and financial risk that can result in substantial losses and may be considered speculative. Such securities may be deemed to be illiquid. Because of the absence of any public trading market for these investments, it may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid or less than what may be considered the fair value of such securities. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, in foreign jurisdictions any capital gains realized on the sale of such securities may be subject to higher rates of foreign taxation than taxes payable on the sale of listed securities.

Variable Rate Instruments

Variable rate instruments provide for adjustments in the interest or dividend rate payable on the instrument at specified intervals (daily, weekly, monthly, semiannually, etc.) based on market conditions, credit ratings or interest rates and the investor may have the right to “put” the security back to the issuer or its agent. Variable rate instruments normally provide that the holder can demand payment of the instrument on short notice at par with accrued interest.  These instruments may be secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund may use these instruments as cash equivalents pending longer term investment of its funds.  The rate adjustment features may limit the extent to which the market value of the instruments will fluctuate.

When-Issued Securities, Delayed Delivery and Forward Commitments

Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future beyond normal settlement times) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase.  The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Eaton Vance Municipal Income Funds96SAI dated January 1, 2022

From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Zero Coupon Bonds, Deep Discount Bonds and Payment-In-Kind (“PIK”) Securities

Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

Bonds and preferred stocks that make “in-kind” payments and other securities that do not pay regular income distributions may experience greater volatility in response to interest rate changes and issuer developments. PIK securities generally carry higher interest rates compared to bonds that make cash payments of interest to reflect their payment deferral and increased credit risk. PIK securities generally involve significantly greater credit risk than coupon loans because the Fund receives no cash payments until the maturity date or a specified cash payment date. Even if accounting conditions are met for accruing income payable at a future date under a PIK bond, the issuer could still default when the collection date occurs at the maturity of or payment date for the PIK bond.  PIK bonds may be difficult to value accurately because they involve ongoing judgments as to the collectability of the deferred payments and the value of any associated collateral.  If the issuer of a PIK security defaults, the Fund may lose its entire investment. PIK interest has the effect of generating investment income and increasing the incentive fees, if any, payable at a compounding rate.  Generally, the deferral of PIK interest increases the loan to value ratio.

Eaton Vance Municipal Income Funds97SAI dated January 1, 2022

APPENDIX A

Class A Fees and Ownership

Sales Charges and Distribution and Service Fees.  For the fiscal year ended August 31, 2021, the following table shows (1) total sales charges paid by Class A, (2) sales charges paid to financial intermediaries, (3) sales charges paid to the principal underwriter, (4) approximate CDSC payments to the principal underwriter, (5) total distribution and service fees paid by Class A, and (6) distribution and service fees paid to financial intermediaries.  Distribution and service fees that were not paid to financial intermediaries were retained by the principal underwriter.

Fund	Total Sales Charges Paid	Sales Charges to Financial Intermediaries	Sales Charges to Principal Underwriter	CDSC to Principal Underwriter	Total Distribution and Service Fees Paid	Distribution and Service Fees Paid to Financial Intermediaries
Georgia	$90,718	$82,202	$8,516	$5,000	$95,032	$83,251
Maryland	76,469	68,840	7,629	0	86,330	77,703
Missouri	105,516	90,581	14,935	0	103,962	92,548
North Carolina	54,717	46,265	8,452	0	131,177	123,625
Oregon	136,244	117,525	18,719	7,000	180,233	152,603
South Carolina	103,920	92,111	11,809	29,000	170,890	155,032
Virginia	43,810	39,289	4,521	0	94,475	86,476

For the fiscal years ended August 31, 2020 and August 31, 2019, the following total sales charges were paid on sales of Class A, of which the principal underwriter received the following amounts.  The balance of such amounts was paid to financial intermediaries.

Fund	August 31, 2020 Total Sales Charges Paid	August 31, 2020 Sales Charges to Principal Underwriter	August 31, 2019 Total Sales Charges Paid	August 31, 2019 Sales Charges to Principal Underwriter
Georgia	$75,587	$10,947	$63,444	$5,287
Maryland	33,954	5,710	42,263	5,692
Missouri	86,480	13,288	63,691	11,643
North Carolina	60,482	8,010	54,445	7,822
Oregon	145,180	25,218	192,285	31,198
South Carolina	107,511	12,029	66,540	9,333
Virginia	32,728	4,709	18,541	3,311

Control Persons and Principal Holders of Securities.  At December 1, 2021, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Georgia	LPL Financial	San Diego, CA	16.74%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	12.98%
	Wells Fargo Clearing SVCS LLC	St. Louis, MO	12.18%
	National Financial Services LLC	Jersey City, NJ	11.40%
	Raymond James	St. Petersburg	8.97%
	Morgan Stanley Smith Barney LLC	New York, NY	7.27%
	Edward D. Jones and Co.	St. Louis, MO	6.29%
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	5.66%

Eaton Vance Municipal Income Funds98SAI dated January 1, 2022

Maryland	Merrill, Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	26.50%
	Morgan Stanley Smith Barney LLC	New York, NY	12.78%
	Wells Fargo Clearing SVCS LLC	St. Louis, MO	9.11%
	National Financial Services LLC	Jersey City, NJ	8.14%
	Pershing LLC	Jersey City, NJ	6.29%
Missouri	Edward D. Jones and Co.	St. Louis, MO	23.08%
	Wells Fargo Clearing SVCS LLC	St. Louis, MO	9.59%
	Morgan Stanley Smith Barney LLC	New York, NY	6.66%
	Merrill, Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6.65%
	Charles Schwab & Co Inc. Special Custody Acct.	San Francisco, CA	6.37%
	Charles Schwab & Co Inc.	San Francisco, CA	5.70%
	National Financial Services LLC	Jersey City, NJ	5.55%
	Pershing LLC	Jersey City, NJ	5.32%
North Carolina	Edward D. Jones and Co.	St. Louis, MO	19.74%
	Wells Fargo Clearing SVCS LLC	St. Louis, MO	13.68%
	National Financial Services LLC	Jersey City, NJ	11.33%
	Morgan Stanley Smith Barney LLC	New York, NY	10.39%
	Merrill, Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	8.82%
Oregon	Edward D. Jones and Co.	St. Louis, MO	33.66%
	National Financial Services LLC	Jersey City, NJ	11.07%
	Wells Fargo Clearing SVCS LLC	St. Louis, MO	7.34%
	Charles Schwab & Co Inc.	San Francisco, CA	6.56%
	Merrill, Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	5.81%
	LPL Financial	San Diego, CA	5.42%
	Charles Schwab & Co Inc. Special Custody Acct.	San Francisco, CA	5.05%
South Carolina	Edward D. Jones and Co.	St. Louis, MO	21.13%
	National Financial Services LLC	Jersey City, NJ	14.70%
	Morgan Stanley Smith Barney LLC	New York, NY	14.38%
	Wells Fargo Clearing SVCS LLC	St. Louis, MO	13.39%
	Merrill, Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	7.01%
	Raymond James	St. Petersburg, FL	6.51%

Eaton Vance Municipal Income Funds99SAI dated January 1, 2022

Virginia	Pershing LLC	Jersey City, NJ	16.81%
	Wells Fargo Clearing SVCS LLC	St. Louis, MO	14.31%
	National Financial Services LLC	Jersey City, NJ	13.83%
	Morgan Stanley Smith Barney LLC	New York, NY	10.39%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	10.01%
	UBS WM USA	Weehawken, NJ	5.51%

Beneficial owners of 25% or more of this Class are presumed to be in control of this Class of a Fund for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

Eaton Vance Municipal Income Funds100SAI dated January 1, 2022

APPENDIX B

Class C Fees and Ownership

Distribution and Service Fees.  For the fiscal year ended August 31, 2021, the following table shows (1) distribution fees paid to the principal underwriter under the Distribution Plan, (2) distribution fees paid by the principal underwriter to financial intermediaries on sales of Class C shares, (3) approximate CDSC payments to the principal underwriter, (4) service fees paid under the Distribution Plan, and (5) service fees paid to financial intermediaries.  The distribution fees and service fees paid by the Funds that were not paid to financial intermediaries were retained by the principal underwriter.

Fund	Distribution Fee Paid to Principal Underwriter	Distribution Fees Paid by Principal Underwriter to Financial Intermediaries	CDSC Paid to Principal Underwriter	Service Fees	Service Fees Paid to Financial Intermediaries
Georgia	$39,304	$30,174	$0	$10,481	$8,046
Maryland	52,447	44,211	1,000	13,986	11,790
Missouri	55,361	43,269	100	14,763	11,538
North Carolina	77,146	63,563	100	20,572	16,950
Oregon	77,593	58,153	2,000	20,692	15,508
South Carolina	88,386	68,794	1,000	23,570	18,343
Virginia	33,785	25,951	100	9,009	6,920

Control Persons and Principal Holders of Securities.  At December 1, 2021, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Georgia	Wells Fargo Clearing SVCS LLC	St. Louis, MO	35.55%
	Raymond James	St. Petersburg, FL	10.36%
	Morgan Stanley Smith Barney LLC	New York, NY	9.58%
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	9.45%
	American Enterprise Investment SVC	Minneapolis, MN	8.19%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	7.79%
	LPL Financial	San Diego, CA	6.90%
	National Financial Services LLC	Jersey City, NJ	5.94%
Maryland	Morgan Stanley Smith Barney LLC	New York, NY	19.84%
	Wells Fargo Clearing SVCS LLC	St. Louis, MO	17.48%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11.79%
	Pershing LLC	Jersey City, NJ	9.67%
	Charles Schwab & Co. Inc.	San Francisco, CA	8.95%
	National Financial Services LLC	Jersey City, NJ	8.59%
	American Enterprise Investment SVC	Minneapolis, MN	6.31%
	Raymond James	St. Petersburg, FL	5.11%

Eaton Vance Municipal Income Funds101SAI dated January 1, 2022

Missouri	Pershing LLC	Jersey City, NJ	46.67%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	15.21%
	LPL Financial	San Diego, CA	13.71%
	Edward D. Jones and Co.	St. Louis, MO	8.27%
North Carolina	Wells Fargo Clearing SVCS LLC	St. Louis, MO	59.25%
	Raymond James	St. Petersburg, FL	14.85%
Oregon	Wells Fargo Clearing SVCS LLC	St. Louis, MO	27.38%
	Morgan Stanley Smith Barney LLC	New York, NY	12.81%
	LPL Financial	San Diego, CA	10.59%
	American Enterprise Investment SVC	Minneapolis, MN	9.93%
	Edward D. Jones and Co.	St. Louis, MO	9.50%
	Pershing LLC	Jersey City, NJ	8.91%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6.25%
South Carolina	Morgan Stanley Smith Barney LLC	New York, NY	19.65%
	Wells Fargo Clearing SVCS LLC	St. Louis, MO	17.00%
	Edward D. Jones and Co.	St. Louis, MO	11.57%
	LPL Financial	San Diego, CA	11.41%
	Pershing LLC	Jersey City, NJ	9.89%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9.39%
	Raymond James	St. Petersburg, FL	6.47%
Virginia	Raymond James	St. Petersburg, FL	47.14%
	Wells Fargo Clearing SVCS LLC	St. Louis, MO	15.76%
	LPL Financial	San Diego, CA	10.80%
	UBS WM USA	Weehawken, NJ	6.06%

Beneficial owners of 25% or more of this Class are presumed to be in control of this Class of a Fund for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

Eaton Vance Municipal Income Funds102SAI dated January 1, 2022

APPENDIX C

Class I Ownership

Control Persons and Principal Holders of Securities.  At December 1, 2021, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Georgia	Maril & Co	Milwaukee, WI	26.16%
	Charles Schwab & Co. Inc.	San Francisco, CA	20.12%
	Pershing LLC	Jersey City, NJ	10.63%
	LPL Financial	San Diego, CA	8.68%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	8.40%
	UBS WM USA	Weehawken, NJ	5.63%
	National Financial Services LLC	Jersey City, NJ	5.31%
	Wells Fargo Clearing SVCS LLC	St. Louis, MO	5.23%
Maryland	Charles Schwab & Co. Inc.	San Francisco, CA	34.30%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	15.17%
	Morgan Stanley Smith Barney LLC	New York, NY	10.39%
	National Financial Services LLC	Jersey City, NJ	9.09%
	RBC Capital Markets LLC	Minneapolis, MN	5.74%
Missouri	Charles Schwab & Co. Inc.	San Francisco, CA	16.26%
	Pershing LLC	Jersey City, NJ	15.03%
	American Enterprise Investment SVC	Minneapolis, MN	12.14%
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	10.24%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	8.49%
	Morgan Stanley Smith Barney LLC	New York, NY	7.20%
	National Financial Services LLC	Jersey City, NJ	6.60%
	LPL Financial	San Diego, CA	5.97%
North Carolina	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	20.44%
	National Financial Services LLC	Jersey City, NJ	12.57%
	Wells Fargo Clearing SVCS LLC	St. Louis, MO	10.69%
	American Enterprise Investment SVC	Minneapolis, MN	5.91%
	Pershing LLC	Jersey City, NJ	5.03%

Eaton Vance Municipal Income Funds103SAI dated January 1, 2022

Oregon	American Enterprise Investment SVC	Minneapolis, MN	24.47%
	LPL Financial	San Diego, CA	17.61%
	National Financial Services LLC	Jersey City, NJ	10.74%
	Raymond James	St. Petersburg, FL	8.55%
	Charles Schwab & Co. Inc.	San Francisco, CA	5.77%
	Pershing LLC	Jersey City, NJ	5.40%
South Carolina	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	15.92%
	Charles Schwab & Co. Inc.	San Francisco, CA	12.60%
	TD Ameritrade	Omaha, NE	11.89%
	Pershing LLC	Jersey City, NJ	11.55%
	Wells Fargo Clearing SVCS LLC	St. Louis, MO	11.19%
	National Financial Services LLC	Jersey City, NJ	9.09%
	LPL Financial	San Diego, CA	5.39%
	American Enterprise Investment SVC	Minneapolis, MN	5.02%
Virginia	Charles Schwab & Co. Inc.	San Francisco, CA	21.14%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	14.25%
	Raymond James	St. Petersburg, FL	11.93%
	LPL Financial	San Diego, CA	11.29%
	American Enterprise Investment SVC	Minneapolis, MN	8.84%
	National Financial Services LLC	Jersey City, NJ	7.22%
	Wells Fargo Clearing SVCS LLC	St. Louis, MO	5.63%

Beneficial owners of 25% or more of this Class are presumed to be in control of this Class of a Fund for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

Eaton Vance Municipal Income Funds104SAI dated January 1, 2022

APPENDIX D

STATE SPECIFIC INFORMATION

Risks of State-Specific Investments. The following information as to certain state specific considerations is given to investors in view of a Fund’s policy of focusing its investments in particular state issuers.  Such information supplements the information in the prospectus.  Information is also included below about U.S. territories in which a Fund may invest.  It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular state.  The Trust has not independently verified this information.

The bond ratings provided in this SAI are current as of the date of the SAI.  The following describes economic conditions which may not continue and could change materially.  There can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions.  Unless stated otherwise, the ratings indicated are for obligations of the state.  A state’s political subdivisions may have different ratings which are unrelated to the ratings assigned to state obligations.

GEORGIA

The Georgia Constitution provides that the State may incur public debt of two types for public purposes: (1) general obligation debt and (2) guaranteed revenue debt. General obligation debt may be incurred to acquire, construct, develop, extend, enlarge or improve land, waters, property, highways, buildings, structures, equipment or facilities of the State, its agencies, departments and institutions and certain State authorities; to provide educational facilities for county and independent school systems and to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of public libraries or boards of trustees of public library systems; and to make loans to counties, municipal corporations, political subdivisions, local authorities and other local government entities for water or sewerage facilities or systems and to make loans to local government entities for regional or multijurisdictional solid waste recycling or solid waste facilities or systems.  No general obligation debt may be incurred, however, when the highest aggregate annual debt service requirements for the then current year or any subsequent year for outstanding general obligation debt and guaranteed revenue debt, including any proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under certain State contracts, exceed 10% of the total revenue receipts, less refunds, of the State Treasury in the fiscal year immediately preceding the year in which the debt is to be incurred.

Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State to finance toll bridges or toll roads, land public transportation facilities or systems, water facilities or systems, sewage facilities or systems, loans to, and loan programs for, citizens of the state for educational purposes, and regional or multijurisdictional solid waste recycling or solid waste facilities or systems.  No guaranteed revenue debt may be incurred to finance water or sewage treatment facilities or systems when the highest aggregate annual debt service requirements for the then current year or any subsequent fiscal year of the State for outstanding or proposed guaranteed revenue debt for water facilities or systems or sewage facilities or systems exceed 1.0% of the total revenue receipts, less refunds, of the State Treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.  In addition, the aggregate amounts of guaranteed revenue debt incurred to make loans for educational purposes that may be outstanding at any time cannot exceed $18 million, and the aggregate amount of guaranteed revenue debt incurred to purchase, or to lend or deposit against the security of, loans for educational purposes that may be outstanding at any time cannot exceed $72 million.

At the end of the fiscal year, the State had $11.2 billion in total outstanding bonded debt. Of this amount

$10.6 billion (net of premiums and discounts) or 94.4%, is secured by the full faith and credit of the government for general obligation bonds and guaranteed revenue bonds; $234.2 million or 2.1%, is secured primarily by lease arrangements with the Board of Regents or applicable security deed and related assignment of contract documents; and $397.8 million or 3.6% in State Road and Tollway Authority GARVEE debt is secured by Federal Highway Administration grant funds and state motor fuel funds.

Total general obligation bonds and revenue bonds payable during the fiscal year, net of premiums and discounts, decreased $1.0 million or 0.0% and decreased $7.8 million or 0.9% respectively, prior to restatements. During the fiscal year 2020, the State issued $950.6 million of general obligation bonds, excluding premiums, discounts, and refunding issues. Of the general obligation bonds issued, $368.5 million was issued for higher education facilities, $150.0 million for election voting systems, $117.1 million for K-12 school facilities, $101.9 million for public safety, $85.6 million for economic development, a $36.0 million refunding bond issuance, $35.0 million for rail rehabilitation, $9.5 million for water and sewer loans to local governments, and $47.0 million for various state agency facilities.  The State maintains a triple-A bond rating on its general obligation debt from all three national rating agencies. These ratings, the highest available, help

Eaton Vance Municipal Income Funds105SAI dated January 1, 2022

the State achieve the lowest possible interest rates.   As of June 30, 2020, there was approximately $9.439 billion of general obligation debt outstanding.  In August 2020, the State funded slightly over $1.139 billion of its authorized and unissued total of approximately $1.466 billion general obligation debt, leaving $327.406 million of authorizations available for future issuances.  The net effect of these transactions, together with scheduled principal payments and early retirements which were made from July 1, 2020 through December 31, 2020, was that as of December 31, 2020 the total principal amount of general obligation debt outstanding increased to approximately $9.881 billion.  As of December 31, 2020, there are no plans for additional issuance of general obligation bonds for the remainder of Fiscal Year 2021.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State Treasury in any fiscal year created by a delay in collecting the taxes of that year.  Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State Treasury in the fiscal year immediately preceding the year in which such debt is incurred.  The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year.  No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year that was incurred to supply a temporary deficit in the State Treasury.  The annual amount of such aggregate borrowing permitted under the Georgia Constitution is further statutorily restricted under Section 50-17-24(b)(2) of the Official Code of Georgia Annotated, limiting the permitted amount of such aggregate borrowing to 1% of the total revenue receipts, less refunds, of the State Treasury in the fiscal year immediately preceding the year in which such debt is incurred.  No such debt has been incurred under this provision since its inception.

Virtually all of the issues of long-term debt obligations issued by or on behalf of the State and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefore.

Fiscal Year 2020 Results

The General Fund is the chief operating fund of the State and had a total fund balance of $8.4 billion as of the fiscal year end. The net change in fund balance during the fiscal year was a decrease of $417.2 million or 4.7%. The following major revenues, expenditures and other sources/uses contributed to the change in fund balance:

•Revenues of the General Fund totaled $46.5 billion in the fiscal year, for an increase of $1.7 billion or 3.7% over the prior year. The primary increase in revenues is a result of additional federal dollars, primarily in support of COVID-19 expenses.

•Expenditures of the General Fund totaled $41.8 billion in the fiscal year, an increase of $2.0 billion over the prior year.

•Education expenses increased $834.6 million consistent with additional funds allocated in the fiscal year 2020 budget for K-12 education to fund enrollment growth and teacher training and experience.

•Health and welfare increased by $1.0 billion. as a result of the COVID-19 pandemic and increased enrollment in various Department of Community Health programs as a result of eliminating the waiting period.

•Transportation expenses increased $144.5 million, which is consistent with continued long-term investment in infrastructure.

The State’s total revenues for governmental activities from all sources increased by $1.7 billion, or 3.8%.  The primary driver of this change was an increase in operating grants and contributions of $1.5 billion or 9.2% which is a result of additional federal dollars, primarily in support of COVID-19 expenses and an increase in tax revenue totaling $157.0 million primarily due to additional tax withholding on increased unemployment insurance payments.  Governmental activities expenses increased by $2.3 billion as a result of expenses related to the COVID-19 pandemic, increased funding in education for enrollment growth and teacher training and experience, and increases in Pension and OPEB expense.

Net position of business-type activities decreased by $1.6 billion or 28.0% during the fiscal year.  This decrease is primarily due to the COVID-19 pandemic and increased unemployment and the corresponding unemployment payments made in excess of premiums and operating grant revenues.  As a result of these increased payments, total revenues and expenses for the State’s business-type activities increased by 8.6 billion or 82.7% and $10.6 billion or 82.7% from the prior year, respectively.

The State’s total revenues for business-type activities from all sources increased by $8.6 billion or 82.7%.  The primary driver of this change was an increase in additional federal dollars associated with additional unemployment insurance payments.  Accordingly, expenses increased by $10.6 billion or 82.7% for the same reason.

Eaton Vance Municipal Income Funds106SAI dated January 1, 2022

In fiscal year 2020, business-type activities expenses were funded 80.4% from program revenues compared to 80.4% in the prior year.  The remaining expenses were funded by $3.0 billion in transfers from governmental activities, of which the majority went to the Higher Education Fund.  The amount of transfers decreased by $449.9 million over the prior year due to one-time asset transfers made in fiscal year 2019.

Georgia’s key tax components posted a mixed performance for fiscal year 2020 compared to fiscal year 2019. Fiscal year 2020 individual income tax revenues grew by 1.9% compared to the prior fiscal year. Individual income tax withholding revenues grew by 1.8% in fiscal year 2020 over fiscal year 2019. In fiscal year 2020, other individual income tax payments, including estimated payments, final return payments, and non-resident payments, fell by 1.3% from fiscal year 2019.

Fiscal year 2020 corporate income tax revenues decreased by 3.0% compared to fiscal year 2019 revenues. Corporate payments grew by 6.2% in fiscal year 2020 compared to fiscal year 2019 while refunds paid in fiscal year 2020 increased by 70.5% compared to fiscal year 2019 refund payments.

Sales and use tax revenues declined by 1.2% in fiscal year 2020 compared to fiscal year 2019. In addition, the State’s share of TAVT, which during fiscal year 2013 had replaced the sales tax on dealer new and used car sales and expanded the tax base to include nearly all vehicle title transactions, decreased by 23.5% in fiscal year 2020 compared to fiscal year 2019. This decrease largely reflects a legislative change that has the State retaining a smaller share of gross revenues generated by the 7.0% Title Ad Valorem Tax (“TAVT”) rate, with county governments receiving a large share of those revenues. The State maintains the  Revenue Shortfall Reserve (“RSR”), which provides for the sound management of excess revenue collections in any given fiscal year.  By statute, all surplus state funds existing at the end of each fiscal year shall be reserved and added to the RSR.  Funds in the RSR carry forward from fiscal year to fiscal year without reverting to the revenue collections fund within the General fund at the end of a fiscal year.

RSR decreased by approximately $103 million to slightly less than $2.705 billion at the end of fiscal year 2020 from $2.81 billion at the end of fiscal year 2019. The decrease in the RSR balance was driven by the required use of $255 million for the K-12 midterm adjustment in the Amended fiscal year 2021 budget. While the State aims to lapse at least one percent of revenues annually to allow for this required annual adjustment, in fiscal year 2020, the State lapsed 0.6% of net revenues to the RSR.

Fiscal Year 2021 Preliminary Results

For the fiscal year 2021, preliminary (unaudited) net tax and other revenues collected and reported by the Georgia Department of Revenue (“GDOR”) increased by 13.1% as compared to fiscal year 2020. This reflects preliminary (unaudited) total net tax revenues and other interest, fees, and sales revenues of $21.740 billion for fiscal year 2021 versus $19.230 billion in fiscal year 2020, an increase of $2.510 billion. For fiscal year 2021, GDOR revenues comprise approximately 93.6% of the budget for State general fund revenues. (Other State general fund revenues are collected and reported by individual agencies other than GDOR; however, those amounts are not available as of the date).  Individual income tax collections for fiscal year 2021 year to date increased $1.552 billion or 15.8% compared to fiscal year 2020 (respectively, $11.361 billion from $9.809 billion) supported by workers returning to jobs after the Governor permitted businesses to reopen in May 2020 in accordance with social distancing and other standards designed to reduce the transmission of COVID-19, and by State income tax withholding on unemployment benefits (including the federal bonus payments) for those remaining out of work.

Corporate income tax collections year to date rose $512 million or 59.5% in fiscal year 2021 versus fiscal year 2020.

For sales tax, fiscal year 2021 year to date net collections show an 8.7% increase over fiscal year 2020 ($5.646 billion compared to $5.196 billion). This amount reflects the results of a large audit of software related misallocation of sales tax payments by remitters that led to a large transfer in September 2020 (approximately $240 million in total) from the state to local governments. The year to date gross sales tax collections for fiscal year 2021 rose by 10.4%, and without the State making these one-time payments to local governments at the conclusion of the audit, State sales tax collections would have risen by a roughly comparable amount.

Motor fuel tax collections decreased -4.0%, $1.554 billion from $1.620 billion for the first ten months of fiscal year 2021 versus fiscal year 2020.

Motor Vehicle Revenues increased 3.1% to $943 million in fiscal year 2021 from $915 million in fiscal year 2020. The largest component of this category, TAVT increased 0.9% to $590 million from $585 million, with strong car sales during the period helping to offset the decline in share of those revenues retained by the State, as described above in the fiscal year 2020 Results.

Interest, Fees and Sales Revenues reported by the Georgia Department of Revenue increased by 0.5% or $2.4 million on a year over year basis to $472.0 million in the first ten months of fiscal year 2021 from $469.6 million for the same months of fiscal year 2020.

Eaton Vance Municipal Income Funds107SAI dated January 1, 2022

Changes to Georgia’s Tax Code

During the Fiscal Year 2019 legislative session, the General Assembly passed a number of bills that were signed into law by the Governor that will impact Georgia’s tax code.  These bills include adjusting thresholds for economic nexus, adjustments to job tax credits, and adjustments to TAVT.  In aggregate, these bills were expected to reduce General Fund revenues by about $8.7 million in Fiscal Year 2020 and $59.3 million in Fiscal Year 2021.

The General Assembly passed limited legislation during the Fiscal Year 2020 legislative session.  The most significant fiscal bill passed in the 2020 session was a marketplace facilitator tax law, making clear how internet-based marketplace facilitators must collect and remit sales taxes.  This bill was signed by the Governor and went into effect on April 1, 2020.  Based on early data, it appears this law will result in an increase in State sales tax collections on the order of $300 million per year.

Transportation Funding Act (House Bill 170)

During the State’s 2015 legislative session, the General Assembly passed the Transportation Funding Act (House Bill 170) (the “Transportation Funding Act”), which the Governor signed into law and became effective July 1, 2015. Major changes in the State’s tax revenues since Fiscal Year 2015, and as discussed in more detail in the following section, have been a result of the following changes which were implemented pursuant to the Transportation Funding Act:

•Consolidate all state motor fuel taxes into a single state motor fuel excise tax in substitution of the previous sales tax.  This takes the previous two part motor fuel tax structure and consolidates it into a single tax structure.  Previous law included an excise tax at the rate of 7.5 cents per gallon for motor fuel use and sale and a prepaid motor fuel sales tax based on the price of fuel.  Pursuant to the Transportation Funding Act, however, now there is only the excise tax.  The excise tax rate for motor fuel use and sale was increased to 26 cents per gallon and newly imposed for diesel fuel use and sale at a rate of 29 cents per gallon.

•Previously, the prepaid state rate was 4% with 3% allocated to motor fuel tax and 1% allocated to State sales tax (the “Fourth Penny”).  The 3% portion was constitutionally limited for transportation expenditures only.  The Transportation Funding Act eliminated the prepaid state motor fuel tax including the 1% allocated to State sales tax. The elimination of the Fourth Penny therefore reduced general sales tax revenue in Fiscal Year 2016 and is expected to reduce such general sales tax revenue in future years.

•Repeal a previous exemption from state sales and use taxes provided on the sale or use of jet fuel to or by qualifying airlines at a qualifying airport.

•Implement a Highway User Impact Fee on alternative fuel vehicles.

•Implement a Highway Impact Fee on heavy trucks.

•Eliminate Georgia's income tax credits for purchase of low and zero emission vehicles.

•Implement a fee on hotel and motel rooms of $5 per night.

October 2020 to October 2021 Results

The Georgia Department of Revenue reported that the State’s net tax collections for October 2021 totaled roughly $2.48 billion, for an increase of $460.7 million, or 22.9%, when net tax collections totaled roughly $2.02 billion. Year-to-date, net tax revenue collections totaled nearly $9.58 billion, for an increase of $1.36 billion, or 16.6%, over fiscal year 2021.  The following notable components within Individual Income Tax combine for the net increase:

•Individual Income Tax refunds issued (net of voided checks) increased by $27.5 million or 16.9%

•Individual Withholding payments increased by $114.6 million, or 11.8%, compared to fiscal year 2021

•Individual Income Tax Return payments were up $168.3 million, or 106.1%, from last year

•All other Individual Tax categories, including Non-Resident Tax payments, were up a combined $24.4 million

Individual Income Tax collections during October 2021 totaled $1.32 billion, for an increase of $279.8 million or 26.9%, compared to fiscal year 2021 when net Individual Tax revenues totaled $1.04 billion.  Gross Sales and Use Tax collections increased by $184.6 million, or 16.4%, from last year’s total of $1.12 billion.  Net Sales and Use Tax increased by $80 million, or 13.9%, compared to fiscal year 2021, when net Sales Tax revenue totaled $574.9 million.  The adjusted Sales Tax distribution to local governments totaled $642.4 million, for an increase of $108.9 million, or 20.4%, over the previous year.  Lastly, Sales Tax refunds fell by $4.3 million, or -29.7%, compared to October 2020.

Net Corporate Income Tax collections increased by $42.6 million, or 81.2%, compared to the previous fiscal year, when net Corporate Tax revenues totaled roughly $52.5 million for the month.  Motor Fuel Tax collections during the month increased by nearly $13.8 million, or 9%, up from a total of $153.5 million in fiscal year 2021.  Motor Vehicle Tag & Title

Eaton Vance Municipal Income Funds108SAI dated January 1, 2022

Fee collections increased by $1 million, or 3%, compared to October 2020 when Motor Vehicle fees totaled $34.2 million, while TAVT collections increased by $7.3 million, or 12.3%, compared to last year’s total of $59.2 million.

Amended Fiscal Year 2020 Budget Results

The Amended Fiscal Year 2020 (AFY 2020) appropriations bill was signed by the Governor on March 17, 2020 as passed by the General Assembly with no vetoes.  The revenue adjustments were based on resetting growth expectations against fiscal year 2019 actual amounts given previously enacted tax adjustments and broader international economic concerns.

•Revenues

•The AFY 2020 budget was built on a 0.66% increase in general fund revenue collections over fiscal year 2019 actual amounts.

•$404 million reduction in general fund revenues over original fiscal year 2020 revenue estimate, primarily driven by lowered individual income tax estimates

•Does not include HB 918 “Phase III” income tax reduction

•Structurally balanced, no reliance on one-time sources of funding

•Expenditures

•$216 million savings from a 4$ operational budget reduction to state agencies

•$136 million for K-12 enrollment growth ($110 million QBE and $25 million State Charter Schools)

•$39 million for Disproportionate Share Hospitals and Medicare Part B and D requirements offset by $43 million in savings in Medicaid expense growth

•$25 million for Forestland Protection grants to meet projected need

•$100 million in Revenue Shortfall Reserve funds for COVID-19 response efforts

•The longest expansion in American history ended in February 2020 when government-mandated shutdowns to slow the spread of COVID-19 pushed the national economy into a recession.  Growth in the first quarter of 2020 was slightly negative with positive conditions in the first half of the quarter outweighed by forced business closures in the second half.  Economists expect second quarter U.S. GDP to be 7% to 9% below the first quarter’s number.  With state’s allowing reopening of their business on different schedules, economic growth should resume in the third and fourth quarters of 2020 with a sharp rebound toward normality.

•The current economic outlook is more certain than normal, with many publicly traded companies suspending forward guidance and government actions to control the spread of the pandemic forcing businesses to close or change operations on a moment’s notice.  Whether the unemployment engendered by the economic shutdowns becomes lightly versus temporary layoffs depends on how many business can remain solvent with reduced revenues and higher operating costs until the pandemic ends.

•Unemployment went from a record low of 3.5% to a post-World War II record high in the mid-teens (with exact figures complicated by admitted misclassifications of some laid off workers in the government’s survey).  Georgia’s unemployment rate peaked at 12.6% in April but had declined to 7.6% as of June 30, 2020, below the national average.  The Georgia labor market is expected to continue to recover faster than the national trend due to higher business formation reported in Census Bureau Business Formation Statistics (http://census.gov/econ/bfs/index/html) and an earlier economic reopening.

•Consumer spending has held up quite well in the face of rising unemployment, helped by federal largesse and consumers having lower debt burden relative to disposable income than at the start of the previous recession in 2007 according to Household Debt Service as Percent of Disposable Income, U.S. Federal Reserve Board.  This has helped to support retail sales and thus sales tax collections and is expected to continue.

•Prior to the pandemic, Georgia’s employment was well diversified across sectors and regions of the state.  Georgia has significant, but not overly outsized presence in information and technology, manufacturing, finance, real estate, professional services, healthcare, hospitality, transportation, and agriculture.  This diverse economy will serve to cushion the economic blow from this recession.  In addition, on December 27, 2020, the federal government enacted an additional coronavirus stimulus package that will provide further direct financial assistance states and individuals while the Federal Reserve clearly stands ready to provide liquidity and low interest rates for at least as long as they are needed to support the economy.  Taken together, while precise economic outlook is impossible at such an unprecedented time, spring 2020 was almost surely the economic bottom and the most likely course going forward is an uneven, but fairly rapid recovery supported by medical science, consumers with reasonable balance sheets, and the combination of monetary and fiscal policy with few if any limits.

Eaton Vance Municipal Income Funds109SAI dated January 1, 2022

Fiscal Year 2021 Budget Highlights

The fiscal year 2021 budget had only passed out of the House of Representative when the General Assembly suspended the 2020 Spring Legislative Session on March 13, 2020 as a result of the COVID-19 outbreak.  During the recess, the Office of Planning and Budget worked closely with the House and Senate Appropriations Committees to monitor ongoing changes in the economic climate and its impact on the fiscal year 2021 outlook.

•On May 1, 2020, the General Assembly and OPB jointly requested state agencies submit plans for up to a 14% budget reduction in anticipation of revenue declines for fiscal year 2021.

•On June 3, 2020, OPB notified the General Assembly it was revising the reduction guideline from 14% to 11% based on updated revenue performance.

•On June 22, 2020, Governor Kemp formally reduced the initial January 2020 State General Fund revenue estimate for Fiscal Year 2021 by $2.48 billion, a 9% reduction in general funds over the initial estimate.

•In addition, Governor Kemp authorized the use of $250 million from the RSR to mitigate the impact of the anticipated revenue decline on the operations of the State and local education entities.

•The revenue estimate also leverages $50 million in tobacco settlement fund reserves for Medicaid expense.

•The revenue estimate does not include any one-time “windfall” from tax deadline deferral due to retroactive accrual to fiscal year 2020.

•The General Assembly adopted H.B. 793, the Fiscal Year 2021 Appropriations Act on June 26, 2020, and Governor Kemp signed it into law as passed on June 30, 2020 with no vetoes.

•Limited use of reserves to maintain structural balance and mitigate outyear budget “holes.”

•10% operational budget reductions to all State agencies, the Quality Basic Education K-12 public education funding formula, and the funding formulas for institutions of higher education.

•Approximately $500 million in operational reductions to state agencies.

Amended Fiscal Year 2021 Budget

The General Assembly convened for its annual legislative session in January 2021 to consider the Amended FY 2021 and fiscal year 2022 budgets and other legislative matters. The Amended FY 2021 budget anticipated a State general fund revenue decline of 2.5% over the fiscal year 2020 State general fund revenue collections, primarily due to ongoing economic uncertainty resulting from the COVID-19 pandemic. This was an increase of $704 million in general fund revenue over the original fiscal year 2021 budget which had assumed a 6.2% general fund revenue decline from fiscal year 2020. The Amended FY 2021 budget also removed the use of $250 million in Revenue Shortfall Reserves included in the original fiscal year 2021 budget estimate. The Amended revenue estimate also assumed total tax revenue declines of 1.5% over the fiscal year 2020 tax revenue collections, driven by the expectation the State would experience flat performance in individual income and sales taxes and sharp declines in corporate tax collections similar to what had been experienced in other economic downturns. Through April, the State’s revenue collections have exceeded expected performance in all these categories.

As a result of increased revenue estimates over the original budget, no additional across the board reductions were necessary for the Amended FY 2021 budget. The Amended FY 2021 budget included $255 million in RSR funds for the mid-term adjustment for K-12 enrollment growth. The Amended FY 2021 budget fully funded growth needs in education and Medicaid and is structurally balanced with no reliance on one-time sources of funding. Changes to the budget over the original fiscal year 2021 base include:

•$567 million for the K-12 Quality Basic Education funding formula to restore 60% of the funds reduced in the original fiscal year 2021 budget.

•$13 million reduction to the K-12 Quality Basic Education funding formula driven by low enrollment and offset by higher local contributions resulting from increased local property digest revenue.

•$74 million for higher education to fund prior year formula growth not included in the original fiscal year 2021 base budget.

•$35 million for Disproportionate Share Hospitals offset by $47 million in savings in Medicaid expense growth.

•$421 million in savings due to the enhanced Federal Medical Assistance Percentage for Medicaid.

•$56 million to provide a $1,000 one-time pay supplement for state employees earning less than

•$80,000 to recognize additional work duties stemming from the COVID-19 pandemic.

•$200 million for the Department of Transportation.

•$26 million for vehicles and equipment for State agencies.

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•$25 million for Forestland Protection grants to meet projected need.

•$20 million to establish a Rural Broadband Infrastructure Grant Program within the OneGeorgia Authority.

The Amended FY 2021 Budget was passed by the General Assembly on February 11, 2021 and enacted by Governor Kemp on February 15, 2021.

Fiscal Year 2022 Budget

The fiscal year 2022 budget revenue estimate assumes tax revenue growth of 3.6% and a total State general fund revenue growth of 3.8% compared to the Amended FY 2021 budget estimate. The fiscal year 2022 budget estimate provides a $1.4 billion general fund increase compared to the original adopted fiscal year 2021 base budget. This increase fully funded expected growth in education, Medicaid, and retirement system needs with no additional across-the-board reductions to State agencies.

The fiscal year 2022 budget annualizes amounts restored in the Amended FY 2021 budget across a number of policy areas. This includes $577 million to the K-12 Quality Basic Education funding formula to restore 60 percent of the funds reduced in the fiscal year 2021 budget, $74 million for higher education funding formulas for prior year formula growth not included in the fiscal year 2021 base budget, $35 million for the Indigent Care Trust Fund, and $25 million for Forestland Protection Act grants to fully fund annual demand.

The budget also fully funds new growth requirements in education, health, and retirement systems. While K-12 enrollment growth was lower than expected due to the impact of COVID-19 on student enrollment, the fiscal year 2022 budget includes $38 million to fully fund formula increases in Quality Basic Education enrollment growth, Equalization funding, and the State Charter School Supplement. Higher education institutions also will receive $66 million for current year funding formula growth. The budget also provides an additional $67 million to fully fund the Actuarially Determined Employer Contribution for the Teachers Retirement System.

With regards to health care programs, the fiscal year 2022 budget funds $164 million for Medicaid and PeachCare to fund program growth, adjustments to FMAP and the Enhanced FMAP rates, and Medicare Part B and D adjustments. The budget recognizes one quarter of FMAP savings for Medicaid due to the Enhanced FMAP rate during the declared public health emergency based on communication from the federal government that the declaration is likely to last through the end of calendar year 2021. This would provide for an additional quarter of savings in the Amended FY 2022 budget if the enhanced rate is continued through 2021.

Finally, the fiscal year 2022 budget continues to focus on promoting economic growth statewide by including $40 million to establish a new Rural Innovation Fund within the OneGeorgia Authority to provide “seed funding” for public-private partnerships focused on addressing the unique economic, health, education, and infrastructure needs of rural communities. It annualizes $10 million for the Broadband Infrastructure grant program to provide ongoing funding for rural broadband initiatives. The budget also includes $224 million in operational funding and $100 million in general obligation bond funding for the Department of Transportation to maintain and expand Georgia’s road and bridge infrastructure system.

Budget instructions for the Amended FY 2022 budget and the fiscal year 2023 budget will be issued in July 2021. At that time, initial planning estimates for the Amended FY 2022 budget and the fiscal year 2023 budget will be developed for the Governor’s consideration. Those estimates will incorporate a revised outlook based on any legislation passed during the 2021 session of the General Assembly that may impact State revenues and the most recent economic data and projections. In addition, these estimates will factor in fiscal year 2021 actual revenue collections (preliminary, unaudited) as a new baseline for estimating future revenues.

Current Economic Indicators

The American economy went through more volatility in calendar 2020 than in any previous single year in U.S. history. Unemployment went from record lows in February 2020 to near-Depression-level highs and back to nearly normal in a period of roughly nine months from March to December. Georgia’s unemployment rate went from 3% to double digits and back to between 5% and 6% in that same time period.   Now, in the first half of calendar 2021, Georgia’s economy could be described as generally healthy and performing well compared to other states. Georgia’s earlier reopening than many other states, combined with strong recommended safety protocols for businesses, allowed Georgia to regain and maintain employment and incomes grew at a faster rate than almost any other state, as documented by the CNN/Opportunity Insight Recovery Tracker. Consumer confidence drawing from the restoration of near-normal levels of employment and federal stimulus for both the employed and unemployed supported both Georgia’s and the national economy, with Georgia seeing rising personal incomes and retail sales. In addition, new business formation in Georgia ran well ahead of 2019’s pace throughout 2020 as entrepreneurs saw openings for new business ideas or opportunities to replace closed establishments. In the first three quarters of fiscal year 2021 (July 2020 through March 2021), economic development announcements totaled $8.4 billion of proposed investment and 24,000 additional proposed jobs, with 70% of the

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announcements being outside of metropolitan Atlanta; overall, these announcements are an increase of 67% compared to the like period for fiscal year 2020.

According to U.S. Bureau of Labor Statistics, Georgia had a state nonfarm employment of 5.02 million in February 2020, just before the COVID-19 pandemic impact began. In April 2020, employment in Georgia hit a low mark of 4.37 million, meaning that 650,000 people (13% of the workforce) were no longer working. Employment began to recover quickly, increasing to approximately 4.5 million employed early in the summer of 2020, 4.6 million employed in August and September, 4.8 million employed from October to December. Georgia ended calendar 2020 about 100,000 jobs short of a complete recovery, but it is expected many of those still missing jobs will return once the hospitality industry, and particularly the business convention portion, returns to full strength and schools fully reopen. Further gains in employment were made in January and February of 2021, with employment reaching 4.9 million employed in February 2021. Thus, while Georgia remains about 2% below peak nonfarm employment, it is expected that many of the missing jobs will return when normality is achieved in the travel and hospitality industries in the second half of 2021, as approximately 85% of the still missing jobs are in the hospitality industry.

Retail sales have been a particularly bright spot for Georgia’s economy. Using the July-March collection period (representing June 2020 – February 2021 sales) to avoid comparisons involving months when much of the economy was shut down at the beginning of the pandemic, Georgia’s gross sales tax collections are up 7.7% on a year-over-year basis. Some of this is due to the implementation of a marketplace facilitator law that has increased collections from small online vendors, but around half of the growth is true growth in retail sales. Even with the reduction in business volume among the service sector, the goods sector, particularly consumer durables, has managed to pick up the slack and then some. The federal government’s unprecedented financial support of households has combined with business ingenuity and modern technology to find ways for commerce to continue even during a pandemic, even with public health policies designed to minimize interpersonal interaction.   Despite households using some of that federal money to pay down consumer debt and increase savings, solid growth in retail sales (and hence sales tax revenues) is expected to continue for at least several years to come.

Corporate income tax collections have been stronger than expected through the pandemic, supporting a more stable State budget situation than in typical recessions. This appears to be a combination of disposable income which fell only temporarily, the current ability of businesses to use e- commerce and technology to continue doing business without much direct personal interaction, and the selection of industries that were most affected by the public health restrictions and associated consumer fears. Analysis of industry-specific data for corporate income taxes historically collected in Georgia reveal that the restaurant, accommodation, and entertainment sectors did not pay very much in income taxes during good economic times, so the economic pain they suffered over the past year did not translate into much lost income tax revenue for the State. Conversely, the businesses that paid the most in corporate taxes - financial and professional services, some large manufacturers and retailers, and telecommunications and information technology companies - were the businesses that did best during the pandemic. It is anticipated that many businesses will be on much sounder financial footing than generally would be thought to be the case as the economy returns fully to normal.

The Georgia Ports Authority, a significant economic engine for Georgia, reported record volumes in 2020, with strong growth in the second half of the year more than compensating for a slowdown early in the pandemic.  While total cargo volume was up 1.8% on an annual calendar year basis, December 2020 volume in tons was up 12.5% compared to December 2019, volume was up 24% by container unit (“TEUs”), and December rail volume was up 16.4% year over year. The strength of the Georgia ports is expected to support all industries in Georgia as it boosts transportation, warehousing, and distribution, as well as providing market access for retailers and manufacturers who need to procure manufacturing inputs or products to sell, and to ship finished products to customers around the world. Major infrastructure projects currently nearing completion, as well as planned future improvements, also should support continued growth of volume through Georgia’s ports.

The sectors of the Georgia economy which remain most significantly impacted are travel, conventions, accommodations, restaurants, and personal services. As those sectors are highly concentrated in metropolitan Atlanta, over 80% of the still-missing jobs in Georgia are missing from the Atlanta metro, compared to its roughly 60% share of state employment. The overall diversification of Georgia’s economy has contributed to Georgia’s solid recovery over the past year, so while some sectors still are impacted, those sectors are not so dominant as to create significant harm to the state’s total economy.

With federal aid for rural and economic development already being provided to state and local governments along with a federal infrastructure plan under consideration in Congress, the Georgia economy should be supported over the next several years with significant federal dollars which should allow the state economy to be even stronger throughout the state than it was before the pandemic. Thus, Georgia expects to enter fiscal year 2022 in solid financial condition with a balanced budget, a healthy state reserve fund, and expectations for a growing economy across all sectors and geographies of the state. The COVID-19 pandemic continues to have an impact on state and local economies, with unknown additional federal government stimulus.  However, the State has the following economic outlook expectations:

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•The unemployment rate dropped from 7.6% at June 30, 2020 to 5.6% at December 31, 2020 and is expected to continue to decline.

•Sales tax revenues is recovering quickly and should only be 2-4% below fiscal year 2020.

•Corporate tax collections will be the slowest to recover.  The State is using 2008-2015 to guide forecast.

•Business formation in Georgia is actually running ahead of year ago pace, so the State expects consolidation in 2020 and robust growth to return in 2021 and beyond.

The Institute of Supply Management (“ISM”) Indices for Manufacturing and for manufacturing and non-manufacturing sectors in the U.S. remain above 50, the dividing line between expansion and contraction.  A reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally contracting.  As of October 2020, the manufacturing index was 60.8%, a decrease of 0.3% from the September 2021 reading of 61.1%.   The ISM index for Services in October 2021 is 66.7%, an increase of 4.8% compared to the 61.9% reported in September 2021.  This figure exceeds the former all-time high of 64.1% in July 2021; previous records of 64% and 63.7% which were set in May and March 2021, respectively.

Georgia’s personal income growth on a year over year basis equals 64.6% with the U.S.’s personal income increased 59.7% at an annual rate in the first quarter of 2021 after decreasing 3.9% in the fourth quarter of 2020, according to estimates released by the Bureau of Economic Analysis.  In the first quarter of 2021, the increase in transfer receipts was the leading contributor to personal income growth in all states and the District of Columbia.  Transfer receipts increased $2.3 trillion for the nation in the first quarter of 2021, accounting for almost all the growth in personal income.  The increase in transfer receipts reflected new government pandemic relief payments provided by the Coronavirus Response and Relief Supplemental Appropriations (“CRRSA”) Act and the American Rescue Plan Act.  The 2021 First-quarter estimates of state personal income continue to be impacted by the response to the spread of COVID-19.  In the first quarter, government assistance payments, such a direct economic impact payments, expanded unemployment benefits, and Paycheck Protection Program loans, were distributed to households and business through the CRRSA and the American Rescue Plan Act.  The full economic effects of the COVID-19 pandemic cannot be quantified in the state persona income estimates, because the impacts ae generally embedded in source data and cannot be separately identified.

Compensation costs for private industry workers increased 2.3% in the Atlanta-Athens-Clarke County-Sandy Springs, Georgia Combined Statistical Area (CSA) for the year ended March 2021, according to the U.S. Bureau of Labor Statistics. One year ago, Atlanta experienced an annual gain of 3.6% in compensation costs. Locally wages and salaries, the largest component of compensation costs, advanced at a 2.9% pace for the 12-month period ended March 2021. Nationwide, compensation costs increased 2.8% and wages and salaries rose 3.0% over the same period.

Litigation and Contingencies

The State is a defendant in various legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Unless noted otherwise, the ultimate outcome of these proceedings is not presently determinable; however, it is not believed that any such outcome would have a material adverse effect on the financial condition of the State. The following are significant active, or recently concluded, litigation, claims, and assessments involving the State.

David M. Curry v. T-Mobile South, LLC

David M. Curry, Commissioner, Georgia Department of Revenue v. T-Mobile South, LLC, Fulton County Superior Court Civil Case 2020-CV-340221, September 8, 2020, on appeal from Ga. Tax Tribunal Docket Nos. 1732418, 1800700 (consolidated). T-Mobile South seeks refunds of sales and use taxes allegedly paid on purchases of certain tangible personal property for tax periods May 30, 2012 through December 31, 2016, which T-Mobile South asserts to be subject to computer equipment related sales and use tax exemptions pursuant to O.C.G.A. § 48-8-3(68).   The total of the sales and use tax refunds claimed by T-Mobile South for such periods is approximately $11,500,000. The Department of Revenue (“DOR”) ruled that the cell phone towers and the wireless network equipment purchased by T- Mobile South are “voice data transport technology,” which is specifically excluded from the exemption, and therefore do not qualify for the sales tax exemption. T-Mobile South appealed these decisions with the Georgia Tax Tribunal. Following a trial on all issues, on August 6, 2020, the Georgia Tax Tribunal ruled in favor of T-Mobile South and found that the equipment qualified as computer equipment under O.C.G.A. § 48-8-3(68) and, therefore, qualified for the sales tax exemption. The Georgia Tax Tribunal reversed DOR’s denial of T-Mobile South’s refund claims and granted all of T-Mobile South’s refund claims for a total amount of $11.4 million. DOR filed a petition for judicial review in Fulton County Superior Court on September 8, 2020. The parties have filed briefs and a hearing was held on May 12, 2021. On May 20, 2021, the Fulton County Superior Court issued a Final Order ruling in favor of DOR and found that the T-Mobile South equipment in the refund claim is voice transport technology and excluded from the sales tax exemption pursuant to O.C.G.A. § 48-8-3(68)(C)(ii)(I). T-Mobile South has 30 days to file an application for discretionary appeal to the Court of Appeals. If the

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application is granted, T-Mobile South has 10 days to file a notice of appeal in Fulton Superior Court. At this stage of litigation, it is impracticable to render an opinion about whether the likelihood of an unfavorable outcome is either “probable” or “remote”; however, the State believes it has meritorious defenses and is vigorously defending this action.

CSX Transportation v. David M. Curry

CSX Transportation v. David M. Curry, Commissioner, Georgia Department of Revenue, Ga. Tax Tribunal Docket No. 1622264. CSX has filed multiple appeals of constructive denials of refunds for sales and use tax imposed on diesel fuel starting in 2013. DOR did not act on the refund claims due to the pendency of litigation on a comparable issue in the U.S. Supreme Court against the state of Alabama. The issue is whether the sales and use tax imposed on diesel fuel purchased by rail carriers violates Section 306 of the Railroad Revitalization and Regulatory Reform Act of 1976 (the “4-R Act”), prohibiting discriminatory treatment of rail carriers. CSX contends that the application of a four percent (4%) sales tax rate to its purchase of diesel fuel violates Section 306 of the 4-R Act because motor carriers are subject to state and local taxes but are exempt from the first three percent (3%) of the four percent (4%) sales tax rate under O.C.G.A. § 48-8-31, and because interstate water carriers are exempt from sales and use tax under O.C.G.A. § 48-8-3(17). The total of the sales and use tax refunds claimed by CSX for tax periods October 2010 through June 2015 is approximately $37,500,000.

The Georgia Tax Tribunal cases have been stayed pending the outcome of pending litigation in Alabama in CSX Trans., Inc. v. Alabama Dep’t of Revenue, Case No. 17-11705-G. The Eleventh Circuit ruled in CSX Transp., Inc. v. Ala. Dep't of Revenue, 888 F.3d 1163 (11th Cir. 2018) that Alabama’s sales and use tax did not discriminate against railroads when compared to motor carriers but did discriminate against railroads when compared to water carriers. Alabama’s petition for certiorari to the U.S. Supreme Court was filed on October 8, 2018. CSX also has filed a conditional petition for certiorari. The U.S. Supreme Court denied the petitions for certiorari on June 24, 2019. Therefore, the Eleventh Circuit’s decision was affirmed, and the case was remanded to the District Court in Alabama to conclude proceedings. DOR is awaiting a final ruling from the District Court. At this stage of litigation, it is impracticable to render an opinion about whether the likelihood of an unfavorable outcome is either “probable” or “remote”; however, the State believes it has meritorious defenses and is vigorously defending this action.

Other Significant Matters

Interstate Water Disputes Among Georgia, Alabama, and Florida

Background

The State of Georgia is involved in a number of disputes concerning the operation of U.S. Army Corps of Engineers (“Corps”) dams and reservoirs in the Apalachicola-Chattahoochee-Flint (“ACF”) River Basin and the Alabama-Coosa-Tallapoosa (“ACT”) River Basin for water supply and other purposes. These disputes include a suit the State of Florida filed in the U.S. Supreme Court seeking an equitable apportionment of the waters in the ACF River Basin, as well as other cases in federal courts pertaining to the Corps’ operation of the ACF and ACT Basins.

Buford Dam impounds the Chattahoochee River to form Lake Lanier and is part of the ACF River Basin. Lake Lanier is the primary source of water supply to more than three million people in north Georgia, including a substantial portion of the metropolitan Atlanta region’s population. The additional federal reservoirs are downstream of Lake Lanier in the ACF River Basin. The ACF River Basin is shared by Alabama, Florida, and Georgia. Lake Allatoona is in the ACT River Basin, which is shared by Alabama and Georgia. Lake Allatoona also is a major source of water supply to north Georgia.

ACF River Basin Litigation.

U.S. Supreme Court Litigation

On October 1, 2013, the State of Florida filed a motion for leave to file a complaint in the U.S. Supreme Court against the State of Georgia, seeking an apportionment of the waters of the ACF River Basin. The Supreme Court has original and exclusive jurisdiction over suits directly between states. The suit challenged Georgia’s use of the waters of the ACF Basin for municipal and industrial use and for agriculture. Among other things, the suit alleged that municipal and agricultural water consumption in the State had reduced flows in the ACF River Basin to a degree sufficient to harm Florida’s oyster industry, among other harms. Georgia denied that its actions were responsible for harms suffered by Florida, if any. On November 3, 2014, the Supreme Court granted Florida’s motion for leave to file an action seeking the equitable apportionment of the waters of the ACF River Basin. This action was docketed as State of Florida v. State of Georgia, No. 142 Orig., S. Ct. On November 19, 2014, the Supreme Court appointed a Special Master in this case with authority to fix the time and conditions for the filing of additional pleadings, to direct subsequent proceedings, to summon witnesses, to issue subpoenas, and to take such evidence as may be introduced and such as the Special Master deemed necessary. Commencing on October 31, 2016, and concluding on December 1, 2016, the Special Master conducted an evidentiary hearing on the matter. On February 14, 2017, the Special Master issued a Report. The Special Master found that Florida “failed to show that a consumption cap will afford adequate relief” and, based on that finding,

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recommended that “the Court deny Florida’s request for relief.” Fla. v. Ga., Report of Special Master at 69-70 (Feb. 14, 2017).   The Special Master concluded that this “single, discrete issue” “resolves this case” and thus did not make any factual findings on other elements of Florida’s claim, including the reasonableness of Georgia’s water use, whether Florida suffered an injury, or whether any alleged injury was actually caused by Georgia’s purportedly inequitable water use. Id. at 30. The Special Master’s Report was received and deemed filed by the Supreme Court on March 20, 2017. Florida filed exceptions to the Report of the Special Master on May 31, 2017, and Georgia filed a reply in opposition to Florida’s exceptions on July 31, 2017. The Supreme Court heard oral arguments regarding Florida’s exceptions on January 8, 2018. On June 27, 2018, the Supreme Court issued an opinion sustaining one of Florida’s exceptions. The Court ruled on “only the narrow ‘threshold’ question the Master addressed below” and “reserve[d] judgment as to the ultimate disposition of this case.” Fla. v. Ga., 138 S. Ct. 2502, 2518 (2018). The Court remanded the case back to the Special Master, directing the Special Master “to make more specific factual findings and definitive recommendations” about whether Florida can demonstrate that the benefits from a cap substantially outweigh the harm to Georgia. Id. at 2527. To that end, the Court directed the Special Master to address specific questions on remand, including whether Georgia takes too much water from the Flint River, whether Florida has suffered any injuries, whether any of Florida’s injuries were caused by Georgia, whether a consumption cap would increase water flow into Lake Seminole, to what extent additional water from a cap on Georgia’s water consumption would result in additional streamflow into the Apalachicola River, and to what extent any additional water in the Apalachicola River might ameliorate Florida’s injuries. Id. The Court appointed a new Special Master on August 9, 2018, and the new Special Master issued a briefing schedule. The parties completed that briefing on February 28, 2019. On March 12, 2019, Florida moved for oral argument, and the Special Master granted Florida’s request. The Special Master held oral argument on November 7, 2019. On December 11, 2019, the Special Master issued a Report denying Florida’s request for relief and finding for Georgia on all issues that the Supreme Court identified. Fla. v. Ga., Report of Special Master at 7 (Dec. 11, 2019). In particular, the Special Master found that, though Florida pointed to harm in the oyster fishery, it had not proven that Georgia caused that harm by clear and convincing evidence. Additionally, though Georgia’s water use from the Flint and Chattahoochee Rivers had increased since the 1970s, Georgia’s water use was not unreasonable or inequitable. Id. at 7. Even if the Court were to enter a decree in Florida’s favor, its effect would be minimal because, under the Corps’ existing rules, very little streamflow would pass through to Florida in relevant times. Id. at 55. Lastly, the Special Master concluded that the benefits of an apportionment would not substantially outweigh the harm that might result from it (under either a clear-and-convincing or lower, preponderance-of-the-evidence standard). Id. at 7. Florida filed exceptions to the Report of the Special Master on April 13, 2020, Georgia filed a reply in opposition to Florida’s exceptions on June 26, 2020, and Florida filed a reply on July 27, 2020. The Supreme Court heard oral argument on Florida’s exceptions on February 22, 2021. In an opinion dated April 1, 2021, the Supreme Court overruled Florida’s exceptions to the Special Master’s Report and dismissed the case. Florida did not file a motion for reconsideration, therefore the case is closed.

District Court Litigation

On December 4, 2015, Georgia revised a prior request to the Corps asking the Corps to allocate storage space in Lake Lanier sufficient to meet Georgia’s projected 2050 water supply needs. The Corps addressed Georgia’s request in connection with updating its Water Control Manual for the ACF River Basin. On December 16, 2016, the Corps published the Final Environmental Impact Statement for the

ACF River Basin Master Water Control Manual Update and Water Supply Storage Assessment. In the Final Environmental Impact Statement, the Corps granted Georgia’s revised water supply request. On March 30, 2017, the Corps issued a Record of Decision adopting the water control plans and manuals for the ACF River Basin proposed in the Final Environmental Impact Statement, as well as the Water Supply Storage Assessment addressing Georgia’s water supply request. The ACF Record of Decision authorized the Corps to enter into a water supply agreement with Georgia or its authorized representatives for the use of 254,170 acre-feet of storage in Lake Lanier. That contract was executed on January 20, 2021.

On April 5, 2017, the State of Alabama filed a lawsuit in the United States District Court for the District of Columbia (the “D.C. District Court”) challenging the ACF Record of Decision, the Corps’ water control manuals, the Final Environmental Impact Statement, and the Water Supply Storage Assessment, asserting that the Corps’ actions were contrary to law. This action was docketed as State of Alabama v. U.S. Army Corps of Engineers, et al., D.D.C. District Court Case No. 1:17cv607. Georgia moved to intervene in this action on May 12, 2017 and was granted intervention on May 16, 2017. On June 30, 2017, Georgia moved to transfer this action. The D.C. District Court granted Georgia’s motion on March 29, 2018, transferring the case to the United States District Court for the Northern District of Georgia. The transferred action was docketed as State of Alabama v. U.S. Army Corps of Engineers, et al., N.D. Ga. District Court Case No. 1:18cv1529.

On April 27, 2017, the National Wildlife Federation, the Florida Wildlife Federation, and Apalachicola Bay and River Keeper, Inc. (the “Environmental Plaintiffs”) also filed a challenge in the D.C. District Court to the ACF water control manuals and the Final Environmental Impact Statement. This action was docketed as National Wildlife Federation, et al. v. U.S. Army Corps of Engineers, et al., D.D.C. District Court Case No. 1:17cv772. Georgia moved to intervene in this

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action on June 26, 2017 and was granted intervention on July 17, 2017. On August 15, 2017, Georgia moved to transfer this action. The D.C. District Court granted Georgia’s motion on March 29, 2018, transferring the case to the United States District Court for the Northern District of Georgia. The transferred action was docketed as National Wildlife Federation, et al. v. U.S. Army Corps of Engineers, et al., N.D. Ga. District Court Case No. 1:18cv1530.

On May 8, 2018, Judge Thrash of the United States District Court for the Northern District of Georgia ordered the two cases to be consolidated into a single action docketed as In Re ACF Basin Water Litigation, N.D. Ga. District Court Case No. 1:18-mi-043-TWT. In the summer of 2018, Georgia, along with the other two defendants, filed motions for partial judgment on the pleadings. The Court entered an order on May 22, 2020 granting those motions and dismissing certain of Alabama’s and the Environmental Plaintiffs’ claims. On November 17, 2020, the Court issued an Order setting dates for the parties to file motions for summary judgment on January 8, 2021. The Corps filed its responses and cross-motions for summary judgment on April 2, 2021. All summary judgment briefing is currently scheduled to be complete on August 9, 2021. It is not possible to predict the duration or outcome of this case.

ACT River Basin Litigation.

In January 2013, the State of Georgia submitted a request to the Corps for additional storage space from Lake Allatoona to support municipal and industrial water withdrawals beyond those that can be met under existing storage contracts. While Georgia’s request was pending, the Corps was in the process of updating its Water Control Manual for the ACT River Basin. On November 7, 2014, the Corps published the Final Environmental Impact Statement for Revised Water Control Manuals for the ACT River Basin, but did not address Georgia’s pending water supply request.   On November 7, 2014, the State of Georgia sued the Corps in the United States District Court for the Northern District of Georgia, alleging that the Corps unlawfully failed to prepare water control plans and manuals reflecting current operations in the ACT River Basin and that the Corps had unlawfully failed to respond to Georgia’s water supply requests. Georgia also alleged that the Final Environmental Impact Statement failed to meet applicable legal standards. This action is docketed as The State of Georgia v. The U.S. Army Corps of Engineers, et al., N.D. Ga. District Court Case No. 1:14cv3593. On May 4, 2015, the Corps issued a Record of Decision adopting the water control plans and manuals for the ACT River Basin. On May 4, 2015, Georgia amended its complaint to allege that the Record of Decision failed to meet applicable legal standards. Georgia and the Corps filed motions for summary judgment, and the Court heard oral argument on those motions on August 15, 2017. On September 29, 2017, the Court issued an order finding that the Corps had unreasonably delayed action on Georgia’s water supply requests for storage at Lake Allatoona. On January 9, 2018, the Court issued a Final Order directing the Corps to respond to Georgia’s water supply request no later than March 1, 2021. The Court retained limited jurisdiction over this action for the purpose of ensuring the Corps’ compliance with the Final Order. Pursuant to the Final Order, the parties are required to file periodic Joint Status Reports regarding the progress of required studies in accordance with a Court-prescribed schedule. On February 19, 2021, the Corps filed an unopposed request for an extension of the March 2021 deadline to respond to Georgia’s water supply requests. On February 22, 2021, the Court issued an Order granting the Corps’ request and extending the Corps’ deadline for responding to Georgia’s request to June 30, 2021.

On May 7, 2015, the State of Alabama and Alabama Power filed challenges in the D.C. District Court to the ACT Record of Decision, the Corps’ water control manuals, and the Final Environmental Impact Statement, asserting that the Corps’ actions were contrary to law. Both challenges have been consolidated into one litigation. This action is docketed as State of Alabama v. U.S. Army Corps of Engineers, et al., D.D.C. District Court Case No. 1:15cv696. Those claims, if successful, could affect the Corps’ operation of Lake Allatoona, including future water supply allocation and storage. Georgia moved to intervene in this litigation on October 7, 2016, and the D.C. District Court granted Georgia’s motion to intervene on March 31, 2017. The parties completed briefing on summary judgment motions on December 11, 2017, and the D.C. District Court has yet to rule on those motions. It is not possible to predict the duration or outcome of this case.

Review of Medicaid Funding Arrangements for Nursing Facilities

Following an onsite review in 2014 of Georgia’s nursing facility funding arrangements by the United States Department of Health and Human Services, Centers for Medicare & Medicaid Services (“CMS”), CMS issued a report in November 2015 to the Department of Community Health (“DCH”) concluding that certain funding arrangements for the payment of the State’s share of upper payment limit payments to certain nursing homes owned by development authorities within the State were in violation of federal law and the State’s Medicaid Plan. The report included a demand for the return of such upper payment limit payments for fiscal year 2010 and fiscal year 2011 in an aggregate amount of approximately $76.0 million and the return of any upper payment limit payments made to such nursing homes in subsequent fiscal years, which DCH estimates to be in an aggregate amount of approximately $94.0 million for both fiscal year 2012 and fiscal year 2013. DCH has taken no action to return the funds and appealed the demand. This matter is before the United States Department of Health and Human Services Departmental Board of Appeals for resolution. It is impracticable to predict the outcome of this matter, but DCH expects to vigorously assert its position contesting any unsubstantiated notice of disallowance issued by CMS.

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Authorization to Borrow for Funding of State Unemployment

The Federal Unemployment Account (“FUA”) established by Title XII of the Social Security Act provides for loans to state unemployment programs to ensure a continued flow of unemployment benefits during times of severe economic downturn. As of May 5, 2021, 19 states and one territory are participating in this program. Under O.C.G.A. § 34-8-87, the Commissioner of Labor is authorized to borrow such funds from the United States Treasury. Such borrowed funds must be used only if and when the Unemployment Compensation Fund is depleted, and all borrowed funds must be used only for the purpose of paying unemployment benefits to eligible persons. In July 2020, Governor Kemp submitted the required letter to the U.S. Department of Labor, Secretary of Labor, applying for advances to the account of the State of Georgia in the Unemployment Trust Fund beginning with the month of August 2020 as a result of the economic impacts of the COVID-19 pandemic upon Georgia’s economy and the unprecedented level of unemployment within the State; additional letters have been submitted for additional months during both 2020 and 2021. All advances during calendar year 2020 were paid in full as of the end of calendar year 2020; however, some advances have been necessary during calendar year 2021, but all have been repaid and currently Georgia has no outstanding balance or active Advance Authorization request. To date, approximately $1.5 billion of CRF funds have been used to repay FUA borrowings during the COVID-19 pandemic. Any such amounts could be less or more in the future than in the recent past, depending upon circumstances which are unforeseeable at the present time.

In the Emergency Unemployment Insurance Stabilization and Access Act of 2020 (a part of the Families First Coronavirus Response Act), Congress provided an initial temporary waiver of interest accrual on FUA loans during calendar year 2020, which since has been extended by further legislation; however, unless further extended, the interest waiver will expire September 5, 2021, and interest will begin to accrue on outstanding balances on September 6, 2021. Title XII of the Social Security Act provides that the advances may be repaid at any time and may be paid from unemployment contributions or other funds in the state’s unemployment trust fund; interest, if any, payable on the borrowings cannot be paid with unemployment contributions or administrative grant funding, thus other state funds must be used to pay interest costs. All borrowings must be repaid by November 10 of the second year of the loan; if the total borrowed amount is not repaid by that date, the federal unemployment tax on the employers within the state is effectively increased (by credit reduction) and the additional taxes are applied as payments against the loans. The Commissioner of Labor has the statutory authority to adjust unemployment contribution rates upward from current levels for unemployment contributions in 2021.

Subsequent to the 2007-2009 recession, state law was amended to authorize the Commissioner of Labor to increase the overall unemployment contribution rate up to 50 percent the following year if, on June 30 of the current year, the quotient of the Unemployment Compensation Fund balance and covered wages paid in the state during the previous fiscal year fell below 1.25 percent. Moreover, state law now mandates that the Commissioner of Labor increase the overall unemployment contribution rate 50 percent the following year if, on June 30 of the current year, any funds borrowed by the State from the United States Treasury pursuant to O.C.G.A. § 34-8-87 are unpaid. Any increase in unemployment contribution revenues beyond what is needed to pay claims may be available for repayments of the principal component of the outstanding borrowed amount.

MARYLAND

The following information as to certain Maryland specific considerations is given to investors on account of the Maryland Fund’s policy of focusing its investments in Maryland issuers.  This information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of the State of Maryland (“State”) and other sources that are generally available to investors.  Estimates and projections are based upon assumptions which could be affected by many factors.  There can be no assurance that such estimates and projections will prove, or continue, to be accurate.

Unless stated otherwise, the ratings indicated are for obligations of the State and are current as of August 11, 2021; there can be no assurance that these ratings will not change.  Bonds issued by Maryland’s other political subdivisions and other issuers of tax-exempt bonds may have different ratings which are unrelated to the ratings assigned to State bonds.  Similarly, conduit bonds issued for private borrowers have ratings which are unrelated to the ratings assigned to State bonds or those of the issuing political subdivision, relating instead to the financial strength of the private borrower.

Maryland and Its Economy.  According to the 2020 Census, Maryland’s population on April 1 of that year was 6,177,224, an increase of 7.0% from the 2010 Census.  Maryland’s population is concentrated in urban areas.  Approximately 87.3% of Maryland’s population lives in the densely populated Baltimore-Washington region.  The population’s age is slightly skewed more towards younger and older workers than in the past, which can result in subdued productivity and labor force growth in the future, since middle age workers are the most productive.  Per capita personal income in 2020 was $68,258 in Maryland, compared to the national average of $59,729 in that year.  Per capita personal income in Maryland increased at an annual rate of 5.8% in 2020, the same rate of increase as for the United States as a whole.  Maryland’s per capita income is the seventh highest in the nation.

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Maryland’s workforce is more highly educated than the United States as a whole, 40.9% having obtained at least a bachelor’s degree in 2019, as compared to 33.1% for the United States as a whole.  This educational attainment facilitates the rapid growth of the professional services and business services sectors, which require an educated work force.  The economy is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant than it is nationwide.  Maryland’s economy is particularly sensitive to changes in federal employment and spending, although typically federal employment acts as a stabilizing factor.  The government, trade, transportation and utilities and services sectors (notably professional and business services, and educational and health services) are the leading areas of employment in Maryland.

Due to the above-mentioned impact of the federal government on Maryland employment, during the COVID-19 pandemic Maryland benefited from increased federal government purchases of inputs from the private sector.  In April 2020, Maryland employment declined 13% year over year, but rebounded sharply over the summer and fall.  In 2020, the unemployment rate in Maryland was 6.8%, a rate lower than the 8.1% national unemployment rate.  In September 2021, employment was 5.9%.

Within the past year, a significant contraction in economic output occurred due to the COVID-19 pandemic and efforts to contain it.  A massive federal economic stimulus response, both monetary and fiscal) has kept aggregate income growing, boosting both savings and consumption.  As a result, Maryland's revenues have so far been insulated from experiencing the shortfall that typically accompanies recessions.

In 2019, the value of all residential unit permits issued increased by 1.4% over the prior year, while the total number of residential building permits decreased by 1.0%.  In 2019, the average monthly active inventory of units for sale decreased by 14.5%, following a rebound in active inventory in 2018.  Unit sales for 2019 decreased 3.0%, the first decline since 2011, while the median unit price rose 4.6%.  Recent federal tax changes have decreased the portion of taxpayers who itemize deductions, which has resulted in fewer people receiving the home mortgage interest deduction.  Given historically low interest rates, however, any impact is expected to be minor.

Another relevant issue concerning Maryland real estate values, and thus property tax revenue, is climate change.  Climate change is expected to result in higher sea levels, threatening coastal property.  Maryland’s Atlantic coastline is rather short relative to other East Coast states.  However, Maryland’s boundaries encompass a substantial portion of the Chesapeake Bay, the nation’s largest estuary.  This coastline faces the twin problems of rising sea levels and subsiding land, owing to geological factors.  Contemporary flood risk and past flooding clearly reduce the relative value of a property.  Economic theory holds that market participants are forward-looking in their pricing.  The pricing in of future expectations means adjustment of property values should be gradual rather than sudden.  It is important to note that coastal properties are still more valuable than non-coastal properties on average and are expected to remain so because owners value the access to coastal amenities they provide.

In Maryland, taxable retail sales are sales of tangible goods and a few specific services.  The structure of the sales tax is increasingly out of step with consumption patterns.   Consumption spending is shifting away from goods towards services, the vast majority of which are not taxable.  Furthermore, consumers continue to transition to digital goods, which are not tangible, and thus not taxable, a process accelerated by COVID-19.  This means that the sales tax base is becoming a smaller share of overall consumption spending, with the result that Maryland collects less sales tax per dollar of consumption spending than in the past.  Beginning in fiscal year 2015, Amazon established nexus with the State and began to collect sales tax on its direct sales.  The recent Supreme Court decision, South Dakota v. Wayfair Inc., allows states to require that remote sellers collect and remit sales tax to the locality in which the customer resides.  The Comptroller promulgated regulations requiring remote sellers to remit sales taxes beginning in 2018, and in 2019 the General Assembly passed legislation requiring marketplace facilitators to collect and remit sales tax on behalf of sellers; these payments started in November 2019.  Payments from remote sellers and marketplace facilitators are expected to grow at a rate in excess of the overall sales tax.

As one of the largest ports on the East Coast by tonnage, in 2020 the Port of Baltimore was operating at increased general cargo tonnage in late 2019 until the onset of COVID-19 and disruptions in global supply chains diminished global trade, resulting in a total cargo tonnage decrease by 5.2% in fiscal year 2020.  The Port of Baltimore is experiencing a rebound, however.  The Port of Baltimore ranks first among the ports of the United States for volume of autos and light trucks, roll on/roll off heavy farm and construction machinery and gypsum.  Owned by the State but operated by a private entity, the Port of Baltimore is one of only a four East Coast ports to have the berth depths and cranes to handle the largest container ships in the world.  As of the date hereof, the total net impact on the Port of Baltimore from COVID-19 and global trade disruptions cannot be determined.

Maryland is well-positioned in the front ranks of the biotechnology field.  Maryland’s concentration of higher education and research institutions, particularly medical schools, a thriving pharmaceuticals industry and one of the most highly educated workforces in the country have created growth opportunities for the biotechnology companies that have located or started up in Maryland.

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State Fiscal Information.  The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30.  Maryland’s fiscal year 2020 ended with a $703.5 million general fund balance on a budgetary basis, a $289.0 million increase as compared to the balance projected when the budget was enacted. General Fund revenues closed $102.2 million below estimates.  In addition, there was a balance of $1.2 billion in the Revenue Stabilization Account of the State Reserve Fund.  The Revenue Stabilization Account of the State Reserve Fund provides financial support for future needs of the State and is intended to reduce the need for future tax and other revenue increases.  However, the State can move funds in the Revenue Stabilization Account to cover other areas of its budget and has done so in the past.  On a GAAP basis, the fiscal year 2020 non-spendable general fund balance was $2.0 billion, while the restricted, committed and unassigned fund balances were $998.4 million in the aggregate; in contrast, the non-spendable general fund balance was $610.3 million and the restricted, committed and unassigned fund balance $2.1 billion at the end of fiscal year 2019.  The total GAAP fund balance for fiscal year 2020 was $3.0 billion compared with a total GAAP fund balance of $2.7 billion for fiscal year 2019.

2020 Budget.  The General Assembly enacted the fiscal year 2020 budget on March 26, 2019.  The 2020 budget included $19.4 billion in general fund spending for, among other things:  (1) $7.1 billion in aid to local governments from general funds; (2) $5.1 billion to support public health programs; and (3) $1.7 billion to the State's retirement and pension systems.   The 2020 Budget includes a $443.8 million appropriation to the Revenue Stabilization Account, such that the balance therein on June 30, 2020 was projected to be $1.1 billion.  Subsequent to passage of the 2020 Budget, the State Board of Revenue Estimates made several changes to its projections of revenues.  In May, 2020, in order to inform fiscal decision making in light of the COVID-19 pandemic, the Board of Revenue Estimates held a special meeting to review unofficial guidance estimating the impact on revenues of various shapes of fiscal impact and recovery.  On May 20, 2020 the Board of Public Works approved $120.8 million in General Fund spending reductions.  During the fall of 2020, the Board of Revenue Estimates reduced the estimated General Fund revenues several times. On November 4, 2020, the Administration withdrew $250 million from the State Reserve Fund to assist Marylanders impacted by  COVID-19; the money was applied, among other things, to business-related economic recovery and to support entertainment venues, the hospitality industry, bars and restaurants.

2021 Budget.  The General Assembly passed the fiscal year 2021 budget on March 18, 2020.  The 2020 budget includes $19.7 billion in general fund spending for, among other things (1) $7.8 billion in aid to local governments from general funds; (2) $4.8 billion to support public health programs and (3) $1.7 billion to the State’s retirement and pension systems.  When passed, it was estimated that the General Fund on a budgetary basis would have a $227.1 million balance.  As part of the fiscal year 2022 Budget plan, the Administration introduced the Budget Reconciliation and Financing Act (the “2021 BRFA”). The 2021 BRFA has an overall impact of $263.4 million on the fiscal 2022 budget plan. General Fund actions total $468.3 million, of which the majority ($430.2 million) results from expenditure reductions.  The vast majority of the General Fund expenditure reductions ($413.9 million) result from provisions that authorize the use of alternative fund sources in lieu of General Funds, authorizing certain State agencies to temporarily charge COVID-19-related expenditures to the Local Reserve Account while awaiting federal disaster relief funds.

As part of the Governor's response to the impact of the COVID-19 pandemic on Marylanders, the Administration introduced emergency legislation known as the RELIEF Act, which the General Assembly then amended and passed. This bill provided temporary tax relief to Maryland families and businesses and authorized additional spending. General Fund revenues declined compared to the official revenue estimate by $394.0 million in fiscal 2021 and $190.0 million in fiscal 2022 due to provisions exempting most unemployment benefits from the income tax for two years, expanding the refundable Earned Income Tax credit for three years, and allowing certain businesses to retain a portion of the sales tax they collect for three months in fiscal 2021. The bill also authorized $582.0 million of additional spending in fiscal 2021 and $105.0 million in fiscal 2022 to provide one-time stimulus payments to certain low-income households, address learning loss, reopen schools, provide grants to businesses impacted by the pandemic, temporarily expand the safety net for low-income Marylanders, and offset revenue losses for the Transportation Trust Fund. The additional spending is funded with transfers of $306.0 million from the Rainy Day Fund, $53.0 million from the Strategic Energy Investment Fund, and $150.0 million from the Blueprint Fund (revenue dedicated to implementing enhancements to K-12 education).

On March 9, 2021, the Board of Revenue Estimates increased the estimated fiscal year 2022 General Fund revenues by $298.6 million.

On March 11, 2021, the U.S. Congress passed the American Rescue Plan Act of 2021 (ARPA) to provide further pandemic-related fiscal relief to states. This resulted in $5.7 billion in federal fund revenue spread over fiscal years 2021 and 2022 through a variety of programs and enhanced federal matching initiatives.

Subsequently, five supplemental budgets were introduced by the Governor primarily in order to utilize relief funds. For fiscal year 2022, these added up to $2.6 billion in total funds. This includes $619.7 million in General Funds, $1.7 billion in federal funds, $88.6 million in higher education funds, and $163.7 million in special funds.

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Based on the events and actions discussed above, as of August 11, 2021, it was estimated that the General Fund balance on a budgetary basis at June 30, 2022 would be $675.5 million.

General Outlook.  Prior to the impact of COVID-19, the State’s outlook forecasts structural budget deficits of  between $5.0 million to $370.0 million for fiscal years 2023 through 2026.

The State has been monitoring the impacts of the Tax Cuts and Jobs Act of 2017.  Under Maryland law, the State is automatically and temporarily decoupled from federal income tax law if certain financial thresholds are met.  Despite the passage of ARPA by the U.S. Congress, these thresholds are not met, in spite of the fact that ARPA, which builds on prior changes to federal income taxation in the CARES Act, is expected to reduce State revenues by $224.6 million in fiscal year 2022.

Other Fiscal Challenges Facing Maryland.  The State’s pension system was established to provide retirement allowances and other benefits to State employees, teachers, police, judges, legislators and employees of participating governmental units.  All benefits and expenses of the various plans are paid from separate funds established for each plan.  As additional security, if needed, the State is obligated to annually pay into the pension system at least an amount that, when combined with the accumulated funds, is sufficient to provide the allowances and other benefits payable under each plan during that fiscal year.  During the 2011 Legislative Session, the General Assembly passed pension reform legislation to ensure the long-term sustainability of the pension system and the State’s future contribution obligations.  Since then, the General Assembly has on several occasions enacted legislation modifying the basis for determining State contributions to the pension system, some of which legislation has deferred some State contributions.  In 2015, the General Assembly authorized a “pension sweeper” amendment providing for additional State contributions.  The State deposited $2.0 billion into the State’s pension system in fiscal year 2021; the State’s share of the net pension liability as of June 30, 2020 was estimated at $19.4 billion.  Additionally, the Department of Transportation provides a pension plan for its employees, which was unfunded to the extent of $474.3 million, or 300.7% of payroll, as of June 30, 2020.  Other retirement programs administered by other Maryland local governments also are experiencing material shortfalls.

In addition, the State also provides retiree health benefits.  The State has determined that its unfunded actuarial accrued liability for such post-employment employee benefit (“OPEB”) liabilities was $106.8 billion as of June 30, 2020; the actuarial value of assets held in trust to pay OPEB liabilities was only $355.1 million as of that date, resulting in a net OPEB liability of $16.4 billion.  The State effectively pays OPEB liabilities on a current basis.  The Maryland Transportation Administration also provides a retiree benefits plan to employees who are members of its pension plan; as of June 30, 2020, the actuarial accrued liability of that OPEB plan was $832.7 million.  Other Maryland local governments have substantial unfunded OPEB accrued liabilities as well.  These pension and OPEB financial obligations will continue to pressure the financial resources of the State and local governments.

State-level Municipal Obligations.  Maryland public indebtedness can be generally divided into the following categories:

The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem property taxes, for capital improvements and for various projects, including local-government initiatives and grants to private, nonprofit, cultural and educational institutions.  The State’s ad valorem property tax is dedicated exclusively to the repayment of its bonds.  Maryland does not have a statutory lien securing either State or local general obligation bonds.  As of August 11, 2021, the State’s general obligation bonds were rated AAA by Fitch, Aaa by Moody’s Investors Service, Inc., and AAA by Standard & Poor’s.  There can be no assurance that such ratings will be maintained in the future.  As of June 30, 2020, the State had approximately $13.98 billion of State tax-supported debt outstanding; the State has issued bonds several times since that date.

The Maryland Department of Transportation (“MDOT”) issues limited obligation bonds for transportation purposes, payable from specific, fixed-rate excise taxes and other revenues.  Current law and policies limit the maximum outstanding principal amount of these bonds to $3.9 billion, of which $3.7 billion was outstanding on June 30, 2021.  Further, MDOT issues nontraditional debt, which is defined as any debt instrument that is not a consolidated transportation bond; such debt includes, but is not limited to, certificates of participation (documented by conditional purchase agreements), Grant Anticipation Revenue Vehicle (“GARVEE”) bonds, debt backed by customer facility charges, passenger facility charges, or other revenues, and debt issued by Maryland Economic Development Corporation (“MEDCO”) or any other third party on behalf of MDOT.  In 2019, the General Assembly established a maximum outstanding principal amount of such debt of $1.2 billion.  As of June 30, 2021 MDOT’s nontraditional debt outstanding was $590.5 million.  Additionally, MDOT is required to report on debt issued by the Purple Line project concessionaire as non-State tax supported debt, which totaled $313.0 million as of June 30, 2021. Previously ongoing disputes with the concessionaire ended in termination of the contract in June 2020 and a settlement was reached in December 2020  The State has been making payments to the concessionaire; an additional $150 million is due to be paid in December 2021. On July 14, 2021 MDOT issued $200.0 million of bonds to fund certain airport projects at BWI airport. The State continues to develop other transportation projects, including a recently approved P3 Agreement for highway improvements designed to reduce traffic congestion in the Washington, D.C. suburbs.  The Maryland Stadium Authority issues limited special-

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obligation bonds and notes to finance stadiums, convention centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues.  At June 30, 2021, the principal amount of outstanding Maryland Stadium Authority bonds and capital leases was $108.5 million.  Declines in revenues at stadiums, theatres or similar facilities due to terrorism concerns, COVID-19 or poor performance of an athletic team could affect the revenues available to pay debt service on these obligations.  The scope of the Maryland Stadium Authority’s activity was expanded in 2016 to provide for the issuance of bonds to benefit Baltimore City public schools.  These bonds, payable from a mix of State and City taxes and other revenues, bear risks different than the other debt of the Maryland Stadium Authority.

Certain other State units, such as Maryland’s university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment.  These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities.  The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland.  For example, the Maryland Transportation Authority, like MDOT, has issued bonds which are payable solely from collections from airline travel; declines in air traffic at BWI airport due to economic or terrorist concerns or the ongoing COVID-19 pandemic could impede repayment of such bonds.

The Bay Restoration Fund, administered by the Maryland Water Quality Financing Administration (“MWQFA”) receives a mandatory fee of from users of Maryland sewerage systems.  These sewer fee revenues, projected at approximately $110 million annually, are pledged, to the extent necessary, as security for revenue bonds issued by MWQFA, the proceeds of which will be applied primarily to provide grant funds to upgrade wastewater treatment plants with enhanced nutrient removal technology.  As of June 30, 2021 the principal amount of these bonds outstanding was $209.7 million.

The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment.  Such arrangements are not general obligations to which the issuing government’s taxing power is pledged but are ordinarily backed by the issuer’s covenant to budget for, appropriate and make the payments due on such obligations.  Such arrangements generally contain “non-appropriation” clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis.  In the event that appropriations are not made, the issuing government cannot be held contractually liable for the payments.

Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes.

Other issuers of municipal bonds.  Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore.  Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes.  As a result, not all localities follow the same procedures for the issuance of debt.  Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State.  Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs.  Most issuers within Maryland have received lower ratings than the State.

Baltimore City.  For more than half a century, Baltimore’s narrative was a story of post-industrial decline, as the City lost more than 1/3 of its population.  Manufacturing moved away, once-vital neighborhoods destabilized and the City was left with a legacy of high tax rates and growing liabilities.  In 2013, the City released a 10-year master plan calling for comprehensive reforms to close a projected $745.0 million structural budget deficit through fiscal 2022, make Baltimore’s tax rates more competitive, increase infrastructure investment, and reduce the City’s long-term pension and health care liabilities.  On December 12, 2018, the City approved and authorized the execution of a professional services agreement to refresh of the City’s 10-year plan.  Implementation of the 10-year plan began in fiscal year 2013.  Since then the City has implemented more initiatives to further reduce the fiscal gap, including:  pension reform for current and future employees; a revenue enhancement package to improve collections and increase rates; a reduction in the number of budgeted positions; the negotiation of a payment-in-lieu-of-taxes agreement with 14 non-profit institutions; and a new pay schedule for professional employees to help with recruitment and retention. As a result of completed initiatives, the City is projected to save $311 million through fiscal year 2022. As a result of the COVID-19 pandemic, the City projects that revenues will fall short of its fiscal year 2021 budget by $31.2 million, a shortfall which will be funded by the City’s rainy day fund, which contained $1375.5 million as of the end of fiscal year 2020.  Immediate negative impacts that the City has identified include loss of hotel tax and convention revenue, parking taxes and admissions taxes, as well as the cancellation of conventions and major sporting events.  The City has received $103.6 million is CARES Act funding and

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expected to receive $670.3 million under ARPA. The City has also faced other challenges, including an attack on May 6, 2019 on its computer systems.  The City did not pay any ransom and has paid all expenses relating to remediation of its computer systems.

Other issuers.  Many of Maryland’s counties and Baltimore City have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities and industrial development authorities.  For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services in the District of Columbia area, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue bonds.  Many of the municipal corporations in Maryland have also issued bonds.  In addition, all Maryland localities have the authority under State law to issue bonds payable from payments from private borrowers.  All of these entities, both public and private, are subject to various economic risks and uncertainties, including the risks faced by the overall Maryland economy.  The credit quality of the bonds issued by them varies with the financial strengths of the respective borrowers and the revenues pledged to the repayment of the bonds.

Local governments in Maryland receive substantial aid from the State for a variety of programs, including education costs and discretionary grants.  However, cuts in State aid to local governments, a shifting of financial obligations by the State to localities of personnel or other costs, lower tax and other receipts and the ongoing COVID-19 pandemic have required some Maryland local governments to find creative sources of revenue and to cut services and/or expenditures to balance their budgets.  Further cuts in aid at the State level, as the State addresses its structural deficit, might require further reductions in, or the discontinuation of, some or all State aid payments to local governments.

Furthermore, many local governments in Maryland are sensitive to changes in federal employment and spending, not only due to the proximity of Washington, D.C., but also due to the substantial number of important military institutions (e.g. the Naval Academy) and defense contractors with substantial operations in Maryland.  Cuts in or changes to military or other federal spending or employment also reduce income tax revenues payable by affected companies and individuals and otherwise impact the local economy as the affected companies or individuals have less cash to spend.  Thus, Maryland local governments are adversely affected by federal government budgetary uncertainty in a manner similar to the State.

COVID-19 has presented, for each Maryland local government, different risks and costs.   Some issuers have taken advantage of historically low interest rates to restructure some debt to provide a cash flow window to make up for revenues lost due to the pandemic.  Others have relied solely on CARES Act, ARPA and other grant funds.  COVID-19 has also had differential impacts on nonprofits and other beneficiaries of tax-exempt bonds, including hospitals, as COVID-19 has resulted in the cancellation of discretionary surgeries, a decrease in the population of retirement communities, changes in retiree behavior and a shift to online education for extended periods.  Thus, the impact of COVID-19 varies from bond issue to bond issue.

Risks and uncertainties.  Generally, the primary default risk associated with municipal obligations is the nonpayment of taxes or other revenues supporting the debt.  In addition, certain debt obligations in the Fund may be obligations of issuers other than the State, such as those described above.  Although the State has received the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay their obligations.  The State’s rating itself may be affected by its unfunded pension and OPEB liabilities or other State financial obligations.  Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities.  Certain debt may consist of obligations which are payable solely from the revenues of private institutions within one industry, such as health care or education.  Health care organizations, in particular, face an element of uncertainty tied to the fate of the Affordable Care Act, potential health care reform such as “Medicare for all” and unreimbursed care and the cancellation of profitable discretionary surgeries due to COVID-19.  The default risk may be higher for such obligations.  Educational institutions such as universities have been adversely affected by COVID-19 as many have lost anticipated revenues from student housing and similar services.  Housing-backed financings may be adversely impacted by COVID-19 due to the extended effect of non-eviction policies.  Finally, the overall economic environment has a substantial impact on the bond markets.

MISSOURI

Economy and Population. Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution. Missouri characteristically has had a pattern of unemployment levels equal to or lower than the national average. A pattern of high unemployment could adversely affect the Missouri debt obligations acquired in the trust and consequently, the value of the units in the trust.

Missouri’s population in 2020 was 6,154,913, and the counties containing St. Louis and Kansas City metropolitan areas continue to have the largest populations in the State. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a

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significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring around the nation. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State.

Governmental contract and defense related business plays an important role in Missouri’s economy. There are a large number of civilians employed at various military installations and training bases in the state. In addition, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. There can be no assurances that there will not be further changes in the levels of military or defense appropriations, and, to the extent that further changes in appropriations are enacted by the United States Congress, Missouri could be affected disproportionately. It is impossible to determine what effect, if any, continued consolidation in the defense-related industries will have on the economy of the State. However, any shift or loss of production operations now conducted in Missouri could have a negative impact on the economy of the State.

Missouri’s economy performed similarly to the national economy since the start of the COVID-19 pandemic. As of October 2021, the not seasonally adjusted unemployment rate in Missouri was 2.6 percent, compared to the national average of 4.3 percent. Missouri’s debt levels are below average which reflects the state’s constitutional debt limitations described below. Missouri’s general obligation long-term debt is rated “AAA,” “AAA” and “Aaa” by S&P Global Ratings, Fitch and Moody’s, respectively. Demographic trends are below average, with slow population growth and weak migration, which could negatively affect the State’s economy in the long run.

COVID-19. It is expected that the reaction to concerns related to COVID-19 may materially affect state, national and global activity; increase public health emergency response costs; and, consequently, materially adversely impact the financial condition of the State. Many states and municipalities have begun and continue to take measures that are having negative impacts on global and local economies. In addition, businesses and people have altered behaviors in manners that are and may continue to negatively impact the economy. The financial, stock and bond markets in the United States and globally have seen significant volatility attributed to COVID-19 concerns.

Missouri’s economy is expected to follow the national economy trend through 2022. While Missouri’s economy has not been hit quite as hard as the national economy, Missouri’s recovery will in turn also be muted compared to the forecasted national growth, and will depend on the trajectory of the COVID-19 pandemic and vaccination.

It is likely that the full financial impact of COVID-19 on the State, its economy, and its financial position will continue to change as circumstances and events evolve, but the State expects such impact to be substantial. Some of the most immediate negative impacts that the State has identified include (i) increases in unemployment levels, with a corresponding decrease in income taxes; (ii) overall decreases in sales and other tax collections, namely from hotels, restaurants, retail stores and performance venues; and (iii) cancellations of major events and conferences.

The restrictions implemented by federal, State and local government agencies (and any future restrictions that may be imposed) to combat the COVID-19 outbreak, as well as changes in consumer behaviors caused by the outbreak, resulted in the decline of income tax, sales and use tax, payroll tax, and other taxes in the fiscal year ending June 30, 2020, compared to the fiscal year that ended June 30, 2019, as more fully described below. A portion of the decline in revenues for the period ended June 30, 2020, is attributable to delay in income tax filings following the State’s extension of the deadline for filing the income returns from April 15 to July 15 to conform its filing dates to the 90-day filing extensions granted for federal income tax returns.

Even after all governmental restrictions have been lifted, it is unknown whether State residents and visitors to the State will resume non-essential activities at the same levels as existed prior to the COVID-19 outbreak. It is also difficult to predict the willingness of businesses located in the State to retain existing employees and/or hire new employees and make other investments at pre-COVID-19 levels.

The duration, severity and degree of the impact of COVID-19 is extremely difficult to predict at this time due to the dynamic nature of the outbreak. The State believes that it may be some time before it is able to determine the full impact that the various events surrounding COVID-19 will have on its economy, budget and financial condition.

Estimated Fiscal Year End 2021 Tax Revenues and General Fund Liquidity 2021. The State’s 2021 Fiscal Year ended June 30, 2021. Revenue collection information as of June 30, 2020 indicated that net general revenues collections for Fiscal Year 2020 year-to-date decreased by 6.6 percent compared to June 2019, from $9.57 billion in Fiscal Year 2019 to $8.93 billion in Fiscal Year 2020. Missouri’s Fiscal Year 2020 tax collections had been reduced both by the job losses and reduced economic activity caused by COVID-19 and by the extension of the Missouri income tax filing and payment deadline from April 15, 2020 to July 15, 2020. The tax extension was not a reduction in revenues, but a movement of a portion of tax collections from Fiscal Year 2020 to Fiscal Year 2021. Boosted by two years of income tax payments collected in one year, Fiscal Year 2021 revenues are forecasted to grow by 14.2 percent. Fiscal Year 2022 revenues are forecasted to decline by 4.1 percent; this decline is driven by Fiscal Year 2022 revenues, with one year of income tax revenues, being compared against Fiscal Year 2021’s two years of income tax revenues.

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Fiscal Year 2022 Budget. In addition to the typical forecasting uncertainty, the forecast for the next two years will be significantly impacted by the trajectory of the pandemic, any additional actions taken by the federal government to stimulate the economy, and sudden shifts in consumer behavior that may occur. Removing the delayed payments from Fiscal Year 2021, the forecast for Fiscal Year 2022 is for moderate growth across all major general revenue categories as the economy recovers from the pandemic-induced recession. Absent the delayed income tax payments, Fiscal Year 2022 growth is estimated at 3.9 percent. The delayed payments will again create a comparison issue for Fiscal Year 2022 growth from the previous fiscal year which contained two years of income tax receipts. Accounting for the delayed income tax payments, revenue growth will contract when compared to Fiscal Year 2021. The budget for Fiscal Year 2022 budget is based on a forecasted decline of 4.1 percent compared to the revised Fiscal Year 2021 estimate.

Revenue and Limitations Thereon. Article X, Sections 16-24 of the Constitution of Missouri (the “Hancock Amendment”) imposes limits on the amount of State taxes which may be imposed by the General Assembly of Missouri (the “General Assembly”) as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, counties, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri Constitution. These limits can also be exceeded at the State or local levels subject to specific voter approval and/or legislative action requirements. The State has not exceeded the revenue limit since fiscal year 2000 and the State has indicated that it does not expect the limit to be exceeded for the fiscal year which ended June 30, 2020.

NORTH CAROLINA

North Carolina’s major private industries, as measured by total output, are manufacturing, real estate, and finance and insurance.  Health care, services, wholesale and retail trade, agriculture, exports, tourism, and the military also have substantial presence and economic impact in North Carolina.  According to the U.S. Census Bureau, the State’s estimated population as of April 1, 2020, was 10,439,388, ranking it 9th in the nation.  Nonfarm total employment accounts for 4,469,600 (preliminary March 2021, seasonally adjusted) jobs in North Carolina, a decrease of 2.8% or 130,400 jobs over the previous year. North Carolina’s seasonally adjusted unemployment rate in March 2021 was 5.2%, 0.8% below the nation as a whole (6.0%). Over the past year (through March 2021), the largest job losses were in leisure and hospitality services, followed by government, education and health services, manufacturing, and other services.

Service providing sectors, including information, financial activities, professional and business services, educational and health services, leisure and hospitality, and other services, account for approximately 3.8 million jobs, or about 84% of the total in the State  according to March 2021 preliminary data.  Agriculture is another basic element of the State’s economy.  In 2019, agriculture and agribusiness (food, fiber and forestry) accounted for one-sixth of the State's income and employment. Over 16%, or $95.9 billion of the $592 billion gross state product, was contributed by food, fiber, and forestry industries. These industries account for over 789,000 of the State's 4.5 million employees. The USDA reported the cash receipts for North Carolina's agricultural production to be $10.6 billion in 2019, placing the State ninth in the nation in gross agricultural income. USDA data also shows that poultry and eggs were the leading sources of farm cash receipts in the State, accounting for approximately 44.3% of gross farm cash receipts in 2019.  North Carolina's trade industry (consisting of the wholesale and retail trade, transportation, warehousing, and utilities sectors) accounts for 19.5% of the State's nonfarm employment (seasonally adjusted). Trade employment increased by 1.7% between March 2020 and March 2021. The number of total private business establishments in North Carolina's trade industry represents 22% of the total private business establishments in 2020 (annual average) according to the Bureau of Labor Statistics' Quarterly Census of Employment and Wages data. North Carolina's manufacturing industry accounts for nearly 10.3% of the State's total employment, and North Carolina was the 5th largest state in the United States in manufacturing gross domestic product in 2020 according to the Bureau of Economic Analysis. Exports continue to make important contributions to the State’s economy. In 2020, the State's total value of merchandise exports reached $28.4 billion, a decrease of 17.2% (or $5.9 billion) from the previous year. Based on 2020 annual data, North Carolina ranked 15th in the nation in the value of its goods exports. Tourism is also a major contributor to North Carolina's economy. The U.S. Travel Association's and Tourism Economics preliminary estimates show direct visitor spending contributing about $19.96 billion to the State's economy in 2020, a decrease of 31.7% over 2019, and the State ranked 22nd among the 50 states and DC in foreign visitors in 2019. According to the Defense Manpower Data Center, North Carolina hosts the fourth largest military population in the United States as of March 31, 2021, with 100,524 active duty personnel, 21,420 members of the National Guard or Reserve Forces and 22,756 civilian employees.  In addition, as of September 30, 2018, there were 718,481 veterans living in the State, the eighth largest veteran population in the country according to the U.S. Department of Veteran Affairs. There are six major military installations in North Carolina, as well as other military installations and facilities, which directly contribute to the economic development of North Carolina. In 2020, the State witnessed a 12.86% increase from the previous year in building permits of new housing units compared to a 7.54% increase nationwide. During 2019 and 2020, North Carolina ranked fourth in the nation in building permits for housing units.

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Budget Process.  The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.  The State Budget Act, adopted by the General Assembly in 2006, sets out the procedure by which the State’s budget is adopted and administered, and requires the adoption of a balanced budget.  The total State budget for fiscal year 2020-21 was supported by four primary sources of funds:  (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) federal funds and (4) other receipts, generally referred to as departmental receipts.  Federal funds comprised approximately 37.5% of the total State budget for fiscal year 2020-21; the largest share of federal funds is designated to support programs of the Department of Health and Human Services such as income maintenance, vocational rehabilitation, and public health.  The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

State Revenues and Expenditures.  The General Fund is the chief operating fund of the state.  The fund balance in the General Fund increased $473.48 million to $6.43 billion at June 30, 2020, an increase of 7.95% from the previous year.  While the General Fund saw increases in both revenues and expenditures, they mostly offset each other during the 2020 fiscal year.  General Fund revenues increased by $2.35 billion (5.53%) while expenditures increased by $2.45 billion (5.75%).  The increases in both revenues and expenditures are primarily due to increased federal and federal COVID-19 funds received and then spent by the various State functions.  Total tax revenues in the General Fund remained nearly unchanged for the fiscal year, decreasing by 0.15% to $24.62 billion.  Individual income tax revenues decreased $121.03 million (0.91%).  Estimated payments in the fourth quarter of the 2020 fiscal year were down $231.8 million, nearly 50% from the prior year.  Estimated payments received in July 2020 and accrued in the current fiscal year were up %172.1 million more than the prior year but does not completely offset the reduction in the last quarter.  The changes in amounts reported for the fourth quarter and accrued for July payments are due to a combination of the COVID-19 pandemic-related shutdown and the extension the N.C. Department of Revenue issued on March 20, 2020.  This extension allowed taxpayers to file State income and franchise tax returns through July 15, 2020 to mirror relief provided by the Internal Revenue Service on Federal income tax returns. Franchise tax decreased by $104.26 million (13.89%). Like individual income tax, franchise tax had a significant decrease in fourth quarter payments and saw higher payments in July. However, unlike individual income tax, franchise tax received in July is not accrued; it is calculated on a net worth type basis and is paid for the privilege of operating in the coming year. The decreases in individual income and franchise taxes were mostly offset by increases in sales and use and insurance taxes; sales and use tax increased $118.26 million (1.4%) and insurance tax increased $83.4 million (14.44%). The increase in sales and use tax is attributed to an improved economy through February 2020 as well as the enactment of North Carolina General Statute 105-164.4J. This General Statute became effective February 1, 2020 and requires marketplace facilitators to collect and remit sales tax. For the fourth quarter of fiscal year 2020, the increase in sales tax collected and remitted by marketplace facilitators helped to offset the loss of sales tax revenue from business closures due to COVID-19. Insurance tax increased due to a combination of taxpayers taking fewer tax credits than in previous years as well as increased collections from audits of past years’ tax credits.

Ratings.  As of November 2021, general obligations of the State of North Carolina were rated “Aaa” by Moody’s and “AAA” by S&P and Fitch.  There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.  Further, the credit of the State of North Carolina is not material to the ability of political subdivisions and other borrowers of North Carolina public finance obligations to make payments on such obligations.

OREGON

At June 30, 2021, approximately $6.72 billion in general obligation bonds issued by the State of Oregon and its agencies and instrumentalities were outstanding.  All of the outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of, and interest on, such bonds.  With certain exceptions, the authority of the State to tax property for the payment of its general obligation bonds is unlimited.  The State has not imposed ad valorem tax for the payment of any of its obligations for many years because other revenues, including program revenues and other revenue streams, have been sufficient.

In addition to general obligation bonds, various state statutes authorize the issuance of State revenue bonds.  These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals.  As of June 30, 2021, there were approximately $4.47 billion of direct revenue bonds outstanding.  The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds.  The State also issues conduit bonds for the benefit of private parties, and the State has no financial obligation for these bonds.

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Units of local government (including cities, counties, school districts and various types of special purpose districts), each of them a municipal corporation separate from the State, rely for the repayment of bonded indebtedness on various combinations of property tax revenues, local income taxes, user fees and charges and State assistance.  As of December 31, 2020, units of local government in Oregon had approximately $32.6 billion in obligations outstanding, including approximately $12.5 billion in unlimited tax general obligation bonds, $4.5 billion in limited tax general obligations and $9.2 billion in revenue bonds.

Oregon does not have a sales tax.  The principal source of State tax revenues are personal income and corporate income and excise taxes.  For 2021-2023 biennium, approximately 94% of the State’s general fund revenues are projected to come from combined personal income taxes and corporate income and excise taxes.

The Oregon constitution requires the State’s budget to balance at the end of each biennium.  A provision of the Oregon constitution, commonly known as the “kicker,” requires the State to refund excess revenues to taxpayers when actual general fund revenues exceed forecast revenues by more than two percent.  Although the State has two budgetary reserve funds that may be drawn upon in the event of general fund shortfalls, the reserves are subject to certain statutory restrictions, and the “kicker” law has had the effect of impairing the ability of the State to establish adequate reserves for use during economic downturns.

Most public employers in Oregon participate in the Oregon Public Employees Retirement System (“PERS”).  The ability of PERS to make plan design changes affecting the accounts of certain long-term public employees has been negatively affected by Oregon court decisions. The unfunded liabilities of PERS were estimated at approximately $22.9 billion as of December 31, 2020.  Legislative efforts at stabilization over the last decade have been challenged regularly in court. In 2020, the Oregon supreme court upheld the most recent set of legislative changes to the PERS program.  In addition to the unfunded liabilities of PERS, the State and various units of local government owe debt service on pension obligation bonds issued to reduce unfunded liabilities.  Principal outstanding on pension obligation bonds was approximately $1.37 billion as of June 30, 2020, for bonds issued by the State, and approximately $3 billion as of December 30, 2020, for bonds issued by units of local government.

Oregon is experiencing the unpredictable effects of climate change.  Severe drought conditions and unprecedented heat waves have fueled wildfires throughout the State over the last few years, damaging the economies of the communities affected, and creating challenges associated with resource management and the costs of firefighting.

According to the September 2021 Economic and Revenue Forecast prepared by the State Office of Economic Analysis (the “2021 Forecast”), Oregon’s economy is now in recovery from the pandemic-induced recession of 2020.  The current recovery is expected to be faster, more complete and more inclusive than other recent recoveries, due to the strength of corporate and household balance sheets, which have, in turn, been boosted considerably by robust federal aid during the pandemic.  Businesses are struggling with supply chain issues and a tight labor market.  Wages and prices are rising, as demand for goods and labor outstrip supply.  According to the 2021 Forecast, although pandemic-related uncertainties still exist, and could result in slower growth if new outbreaks necessitate shutdowns, the underlying economy is on a solid footing.

SOUTH CAROLINA

The South Carolina Constitution requires the General Assembly to enact an annual balanced budget that is based on revenue estimates provided by the Board of Economic Advisors (the “BEA”), an office of the State’s Revenue and Fiscal Affairs Office (the “RFA”).  The budget includes two “rainy day” funds: the General Reserve Fund and the Capital Reserve Fund.

The General Reserve Fund

Pursuant to the South Carolina Constitution, the South Carolina General Assembly must provide for a General Reserve Fund.  This fund balance must equal five percent of the State’s General Fund revenue for the latest completed fiscal year.  Withdrawals may be made from this fund only for the purpose of covering state government operating deficits. However, if any amounts are withdrawn from the General Reserve Fund, the South Carolina Constitution mandates that it be restored to the required percentage of General Fund revenue out of future revenues and out of funds accumulating in excess of annual operating expenditures.  When it is depleted, the General Reserve Fund must be restored at a rate of at least one percent of General Fund revenue per year, if needed, until the required percentage is reached, and the General Reserve Fund must be fully restored within five fiscal years.  In addition, if the General Reserve Fund is below the required percentage of General Fund revenue for the most recently completed fiscal year (whether or not there have been any withdrawals), any funds accumulating in excess of annual operating expenditures must be transferred to the General Reserve Fund each year until the accumulated total reaches the required amount.

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An additional fund, the Contingency Reserve Fund, is comprised of all General Fund revenues accumulated in a fiscal year in excess of general appropriations and supplemental appropriations.  If the General Reserve Fund is below its required balance, the full amount in the Contingency Reserve Fund (to the extent necessary) must be used to replenish the General Reserve Fund.

The Capital Reserve Fund

The Capital Reserve Fund is a recurring appropriation, required by the South Carolina Constitution, which equals two percent of General Fund revenue of the latest completed fiscal year.  The Executive Budget Office conducts quarterly monitoring reviews of each state agency, department, and institution.  If it appears at the end of any deficit monitoring review that the agency is likely to have a budget deficit, the Executive Budget Office will work with the agency to develop a deficit avoidance plan.  The General Assembly may, by joint resolution approved by both houses, find that the cause or likelihood of a deficit is unavoidable and recognize the deficit.  If the General Assembly does so, the actual deficit at the end of the fiscal year must be reduced as necessary from surplus revenues or surplus funds available at the close of the fiscal year.  If there still remains a year-end operating deficit, the General Reserve Fund, and not the Capital Reserve Fund, must be used to cover the deficit.

Further, in any fiscal year in which the General Reserve Fund does not maintain the required percentage of General Fund revenue, the Capital Reserve Fund must first be used to fully replenish the General Reserve Fund before the Capital Reserve Fund may be used for any other permissible purpose.  The Capital Reserve Fund may not be used to offset a mid-year budget reduction.  If the Capital Reserve Fund is not needed to replenish the General Reserve Fund, or if monies remain in the Capital Reserve Fund after replenishing the General Reserve Fund, the General Assembly may, by super-majority vote in each house, appropriate the remaining Capital Reserve Fund (a) to finance in cash previously authorized capital improvement bond projects, (b) to retire interest or principal on bonds previously issued, or (c) for capital improvements or other nonrecurring purposes.

Economic Outlook

In FY 2020-21, South Carolina General Fund revenues grew by approximately 13.9%, a substantial increase from the prior year’s 4.25% increase. South Carolina’s unemployment rate generally had been falling steadily and consistently since hitting 11.7% in late 2009/early 2010.  However, in large part due to the COVID-19 pandemic, the unemployment rate experienced spikes in April and May of 2020, reaching 11.5%, before continuing to decline steadily throughout late 2020/early 2021.  As of September 2021, South Carolina’s unemployment rate of 4.1% was lower than the national average (4.8%) and lower than the seasonally-adjusted unemployment rate in September 2020 (7.8%) but higher than the seasonally-adjusted unemployment rate in September 2019 (3.5%).  Over the past 12 months, job growth has been strongest in the leisure and hospitality services sector (11.2%) and construction sector (7.4%).  While most other sectors experienced increases, employment growth has been weakest in the financial activities sector (-1.8%), professional and business services sector (-0.2%), and mining and logging sector (0.0%).

Fiscal Year Ended June 30, 2021

For FY 2020-21, the BEA originally projected General Fund revenues to total roughly $10.06 billion.  Actual FY 2020-21 General Fund revenues added up to just over $11.08 billion. This represents an excess of $1,028.4 million over projections and an increase of roughly 13.2%, compared to the prior fiscal year’s General Fund revenues of roughly $9.79 billion.

The enacted budget for FY 2020-21 set General Fund appropriations at approximately $9.5 billion.  This allowed the state to maintain the General Reserve Fund at the required 5% of General Fund revenues: the General Reserve Fund began FY 2020-21 with a balance of roughly $406.2 million, and ended the fiscal year with a balance of $440,237,611, precisely the amount required by the South Carolina Constitution.  After the fiscal year end, the General Assembly subsequently appropriated approximately $176 million of Capital Reserve Fund monies.

Fiscal Year Ending June 30, 2022

The budget for FY 2021-22, which was enacted on June 30, 2021 (subject to certain pending line item vetoes), provides for appropriations totaling $31.1 billion, of which roughly $9.27 billion would come from the General Fund.  Approximately $18.7 million would be set aside to add to the General Reserve Fund to maintain at least full funding, and roughly $183.5 million would be set aside for the Capital Reserve Fund.

According to BEA estimates from April 8, 2021, General Fund revenues in FY 2021-22 are estimated to add up to about $9.92 billion, a decrease of roughly $135.3 million, or 1.3%, compared to the final FY 2020-21 revenues of $10.06 billion. In the first quarter of FY 2021-22, cumulative General Fund revenues were just under $2.87 billion, an increase of 21.5% over the same period in FY 2020-21 and $457.4 million above this year’s quarterly estimate.

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VIRGINIA

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget.  Based on the unaudited Preliminary Annual Report of the Commonwealth for the fiscal year ended June 30, 2021, the General Fund balance (on a cash basis) amounted to $7.5 billion of which $639.6 million was restricted as the Revenue Stabilization Fund, which is a segregated fund that can be used only for constitutionally authorized purposes.  The General Fund balance for the fiscal year ended June 30, 2021, represents an increase of $4 billion, or approximately 112.9%, from the fiscal year ended June 30, 2020.  Planned (budgeted) increases in General Fund balance for the fiscal year ended June 30, 2021, were $101.2 million.  The difference between the planned increase and actual increase in the General Fund balance is primarily attributed to revenue collections and other sources being approximately $2.7 billion more than expected and expenditures and other uses being approximately $1.2 billion less than budgeted. As of June 30, 2020, the total outstanding tax-supported debt was approximately $22.3 billion.  The audited financial statements for the fiscal year ended June 30, 2021, are expected to be available on or before December 15, 2021.

According to the Bureau of Economic Analysis as of September 2020, the sources of personal income in Virginia in 2019 consisted of the service industry (48.3%), state and local government (10.9%), wholesale and retail trade industry (8.1%), civilian federal government (8.1%), military federal government (3.9%), the manufacturing industry (5.6%), the construction industry (5.5%), the transportation, warehousing and utilities industry (3.7%) and the finance and insurance industries (5.4%).  Per capita personal income in 2019 was $59,657.  Taxable retail sales in Virginia for calendar year 2018 totaled approximately $106.08 billion.  According to the U.S. Census Bureau, Virginia’s 2019 population was estimated to be 8.54 million.  According to the Virginia Employment Commission, as of December 2020, the unemployment rate in Virginia was 4.9%, compared to 6.7% nationally.

As of November 2021, the Commonwealth had an S&P rating of AAA, a Moody’s rating of Aaa and a Fitch rating of AAA on its general obligation bonds.  There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.  Further, the credit of the Commonwealth is not directly material to the ability of political subdivisions and other borrowers of Virginia public finance obligations to make payments on such obligations.

U.S. TERRITORY MUNICIPAL OBLIGATIONS

PUERTO RICO, THE U.S. VIRGIN ISLANDS, GUAM AND AMERICAN SAMOA

Puerto Rico.  The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government.  Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Puerto Rico has a relatively diversified economy and according to the Bureau of Labor Statistics, the largest employment sectors are government, trade, transportation, utilities, education, and health services.  Puerto Rico entered into a recession in the fourth quarter of 2006 and experienced a continuous economic decline through 2018. The Government Development Bank Economic Activity Index reported a 20% cumulative economic decline from 2006 – June 2016 and an 8% decline during the 2018 fiscal year resulting from Hurricanes Irma and Maria.  According to the International Monetary Fund, real GDP growth for Puerto Rico was 1.2% in 2019, reflecting continued disaster relief spending and structural reforms, however GDP contracted by 7.5% in 2020 due to the COVID-19 impact. The United States Census Bureau reports that Puerto Rico’s median household income is just $19,606, or 35% of the $55,322 United States average, and 45% of Puerto Rico’s population lives below the poverty line. Puerto Rico’s population has declined by roughly 10% over the past five years, and the Financial Oversight and Management Board for Puerto Rico (Oversight Board) is currently projecting that by FY2026 there will be almost 10% fewer people living in Puerto Rico than in FY2019, and that by FY2051, the drop will grow to 33%.

Due to its ongoing financial difficulties, the Commonwealth found itself unable to structurally balance its budget and fund essential services. On June 30th, 2016 President Obama signed the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) which provides for 1) a seven-member Federal Oversight Board with control over Puerto Rico’s finances, 2) a debt adjustment provision patterned after federal Chapter 9 bankruptcy rules, and 3) an automatic stay on litigation through May 1, 2017. Since the expiration of the automatic stay on May 1, 2017, the Commonwealth has faced numerous lawsuits, resulting in five Puerto Rico entities filing for Title III protection under PROMESA, which is similar to Chapter 9 municipal bankruptcy. Prior to filing for Title III, the Oversight Board certified the Commonwealth’s 10-year financial plan. Given the constrained liquidity position, the plan called for fiscal and austerity measures to reduce the $68 billion cumulative deficit.

The Commonwealth has been in Title III bankruptcy proceedings for roughly four years.  This delay in exiting bankruptcy proceedings has been driven by uncertainties related to various natural disasters (including hurricanes such as Irma and Maria in 2017, and a series of earthquakes in 2020) as well as the impact of the COVID-19 pandemic. At the height of the pandemic, the island’s fiscal and economic outlooks were largely negative. However, multiple rounds of U.S. federal stimulus contributed to faster than expected economic recovery at the national level as well as for the Commonwealth. As

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a result, relative to the 2020 Fiscal Plan, General Fund revenues are expected to be roughly 14% higher in FY2021 and 9% higher in FY2022. The new 2021 Fiscal Plan assumes $43.5 billion of federal funding related to the COVID-19 stimulus packages passed in 2020 and early 2021 (equal to approximately 50% of the island’s Gross National Product). Across the federal aid packages, key provisions include direct aid to the government of the Commonwealth, funds to reopen schools and support a national vaccination program, as well as economic support to residents of the Island. The unprecedented levels of federal aid related to the recent natural disasters and COVID-19 pandemic are key to stimulating Puerto Rico’s economy in the next several years.

On March 8, 2021, the Puerto Rico Financial Oversight and Management Board (FOMB) reached a Plan Support Agreement (PSA) with General Obligation (GO) and Public Building Authority (PBA) holders which is expected to reduce the Commonwealth’s claims of $33 billion by approximately 80% to $7.4 billion in future debt. Taken together with the already completed Puerto Rico Sales Tax Financing Corporation (COFINA) debt restructuring, the Plan is expected to save the Commonwealth almost $60 billion in debt service payments. GO/PBA recovery includes a mix of cash, new GO bonds, and Contingent Value Instrument (CVI) payments (sales tax outperformance).  Estimated GO/PBA recovery rates range from 67.7% - 80.3% depending on bond class, excluding CVI payments. On May 5, 2021, FOMB also reached a PSA on Highways and Transportation Authority (HTA) and Convention Center District Authority (CCDA) debt with Assured Guaranty and National Public Finance Guarantee, which settles their asserted clawback claims against the Commonwealth, and also provides a framework to restructure the debts of the HTA and the CCDA. This agreement represents the more complete documentation of the framework initially laid out in the GO/PBA plan. If all pieces align, a Commonwealth bankruptcy exit could occur by the end of 2021.

To date, eleven Puerto Rico issuers have defaulted on their debt, with the total amount of missed principal payments approximately $5.8 billion.  Two borrowers have restructured their debt under PROMESA, COFINA (93% senior bondholder recovery, and 56% junior bondholder recovery), and the Government Bank of Puerto Rico (55% bondholder recovery). On February 12th 2019, the Puerto Rico Fiscal Agency and Financial Advisory Authority (AAFAF) and the Puerto Rico Sales Tax Financing Corporation (COFINA) announced the effectiveness of COFINA’s Title III Plan of Adjustment (POA). In accordance with the POA, $12.02 billion in new sales tax revenue bonds were issued, providing the Commonwealth with $17 billion in debt service savings (34%) and access to $425 million in annual sales tax receipts formerly pledged to COFINA. Furthermore, the Government Development Bank received federal approval for the Title VI restructuring of their $4 billion in debt which was finalized on November 29th 2018. In addition, in August 2019, the Puerto Rico Aqueduct and Sewer Authority (PRASA) and the Government of Puerto Rico reached an agreement with the US. Environmental Protection Agency (EPA) and the U.S. Department of Agriculture (USDA) to a consensual modification of about $1 billion of outstanding loans under PROMESA’s section 207, which lowered PRASA’s  debt service payments by about $380 million over the next ten years, while also eliminating the guaranty claims against the Puerto Rico Government. The Commonwealth and related public corporations cumulatively had over $68 billion in debt outstanding, and while related, each credit and bond security should be evaluated separately.

The U.S. Virgin Islands.  The United States Virgin Islands (“USVI”) is an unincorporated territory of the US, with a population of 107,268. Its economy is heavily reliant on the tourism industry, oil refining, and rum production.  In September 2017, the USVI was also hit with Hurricanes Irma and Maria within a 14 day period. The two hurricanes caused widespread devastation to the islands, and while the territory has benefitted from disaster relief funding, these storms have worsened the already weak financial position of the government.  For the period 2008-2018, annual GDP growth was positive for five years and negative for six years. In 2018 and 2019, the economy was in recovery (largely fueled by federal disaster assistance spending), and a similar level of growth was anticipated for 2020. But the COVID-19 pandemic drove the USVI economy into a sharp contraction in the first half of 2020 (with the tourism industry estimated to be roughly 30% of GDP).

The island’s FY2020 revenues were down roughly 9% relative to what was originally budgeted. But recent disclosure suggests that the territory anticipates FY2021 revenues to outperform the budget by 3%, likely boosted by federal stimulus. In addition, the Governor has recently proposed a first ever FY2022-FY2023 biennial budget, despite current law calling for a one year budget. Despite objections from USVI lawmakers, the administration is claiming the budget would improve long-term planning and agency management. The biennial budget incorporates optimistic assumptions which assumes revenues will increase 11% for FY22 when compared with current FY21 projections, with an additional 2% increase in FY2023 compared to FY2022. However, Limetree Bay Energy, the territory’s largest employer, announced that it planned to close in September 2021 because it was unable to secure capital in order to meet EPA requirements. Refinery shutdown is expected to cause a $20 million drop in next year’s budget, however, the shortfall is anticipated to be covered by a portion of the American Rescue Plan Act stimulus money.

Historically, USVI budgets have been structurally imbalanced, with recurring large deficits resulting in mounting public debt. For the past decade, the government has largely relied on borrowing to close its annual deficits. In early 2017, the island was unable to access the capital markets in order to provide budgetary relief due to the growing concerns about the territory’s weak financial position. Moving forward, the major fiscal pressure point for the territory is its large

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unfunded pension liability, which is estimated to be at $5.3 billion. According to recent projections, the USVI pension fund (GERS) could become insolvent by fiscal year 2024 unless USVI increases annual contributions to about $277 million (which is roughly 3.5 times larger than the current contribution level of $78 million). In September 2020, USVI tried to issue $1 billion in securitized rum bonds in order to achieve cost savings and ultimately improve cash flow. At the time, savings were expected to then be allocated to the GERS in order to improve funding and liquidity for the pension fund, however, the deal was initially suspended due to litigation and an interest rate cap. Then in December 2020, the USVI Senate rejected a plan to proceed with a similar debt refinancing proposal.

An important component of the USVI revenue base is the federal excise tax on rum exports.  Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds; however, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels.  The USVI receives a $10.50 per proof gallon base rate from the $13.50 federal excise tax; this base rate has periodically been increased to a higher $13.50 but requires approval from the US Senate Finance Committee.  Moody’s rates the USVI general obligations Caa3, while Fitch had maintained an implied general obligation rating of CCC negative until its recent rating withdrawal.  S&P does not rate the USVI general obligations. The Cruzan senior lien rum tax bonds are currently rated Caa2 by Moody’s, and are now not rated by Fitch or S&P. The subordinate Diageo bonds are rated Caa3 by Moody’s.

Guam.  Guam is a United States territory located 3,810 miles west of Hawaii and 1,500 miles southeast of Japan and its economy is based primarily on Japanese and Korean tourism and the United States military due to its strategic position as the western most territory/state in the United States.  The territory has a population of 164,229, with an additional 13,000 active military personal and military dependents. On February 16, 2021, the Bureau of Economic Analysis of the U.S. Department of Commerce (BEA) estimates that Guam’s gross domestic product grew from $5.8 billion in 2015 to $6.3 billion in 2019. However, Guam’s economy has been and is expected to continue to be significantly impacted by the Covid-19 pandemic.

It is estimated that 35% of Guam’s tax revenue is directly or indirectly generated via tourism and 86% of its tourists come from Japan and South Korea. The COVID-19 pandemic is negatively impacting the sector with tourist arrivals to the island in calendar year 2020 down 80% year over year. Despite this, Guam finished FY20 with a surplus as federal aid helped boost revenues. Moving forward, the American Rescue Plan Act which provides roughly $600 million in direct stimulus aid to the Government or roughly 45% of total governmental revenues, will further boost liquidity in the short term.

The Government of Guam has a history of persistent operating deficits. Operating deficits have been caused by a number of issues including the global recession of 2008-2009, natural disasters, the SARS epidemic, retiree settlement liabilities, and past administrations and legislatures that were unwilling to control expenses. The island is fiscally distressed with negative fund balances and thin liquidity. Despite surpluses in 2016-2019, Guam ended FY2019 with an unassigned general fund balance deficit of $146.7 million, or negative 21% of revenues.

According to recent disclosure, the island has roughly $4 billion in debt, unfunded pension liabilities, and other post employment benefits (OPEB) liabilities compared with $6.3 billion in GDP. The history of large negative general fund balances and limited liquidity has constrained the territory’s rating. Recently, Moody’s has affirmed its Guam general obligation ratings of Ba1 but revised its outlook to stable from negative in order to reflect Guam's improved fiscal outlook following the passage of the American Rescue Plan Act (ARPA). The Government of Guam has also issued bonds backed by Section 30 revenue (federal income taxes derived from military personnel and federal civil service employees on Guam) which are rated BB Negative by S&P. Additionally, the Government of Guam established a new credit in 2011, creating a lien on Business Privilege Taxes. This was Guam’s highest rated credit at A stable by S&P until recently, when the credit was downgraded to BB Negative by S&P and Fitch removed its rating.

American Samoa.  American Samoa (for purposes of this section, the “Territory”) is a self-governing United States territory, covering seven South Pacific islands and atolls, 2,700 miles southwest of Hawaii. The Territory, population 56,400, has a small economy concentrated in tuna packing and government, with wealth levels well below the U.S. average. As an unincorporated and unorganized territory of the United States, not all provisions of the U.S. Constitution apply to the Territory, and residents are U.S nationals but are not U.S citizens. According to the American Samoa Department of Commerce, the island’s GDP has been very volatile, with GDP declines of 1.7% and 7% in 2016 and 2017, respectively; then GDP increased by 3.3% in 2018 driven by tuna canning exports and post-disaster construction activity, but then declined again by 1.4% in 2019. 2020 was a successful year for the tuna business on the island as the Covid-19 pandemic increase demand for the canned tuna products. The island reported zero COVID-19 cases through June 2021 and businesses have been allowed to operate as normal throughout the pandemic.

The Territory receives, and is reliant on, both operational and capital infrastructure aid from the U.S. Government. The Territory’s primary revenue sources are income taxes and excise taxes. For FY2020, the territory finished with a surplus of 6%, which increased the General Fund balance to 16.8% of revenues; on a positive trend since FY2014 when the General Fund balance was negative 13%. In addition, the territory expects to finish FY2021 with a surplus as well which

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will further boost liquidity. Also, the most recent U.S. federal stimulus package, the American Rescue Plan Act, is expected to provide $479 million in direct funding, equal to 136% of governmental revenues. According to recent disclosure, the island has roughly $400 million in debt and unfunded pension liabilities compared with roughly $638 million in GDP. The Territory currently issues debt backed by their full faith general revenue pledge, and is rated Ba3 stable by Moody’s. Moody’s recently revised the territory’s outlook to stable from negative in order to reflect the improved financial position and the significant federal government support received in response to the coronavirus pandemic, which may enable the territory to weather economic swings that may occur in the next two years.

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APPENDIX E

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of a default or impairment.

GLOBAL LONG-TERM RATINGS SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

GLOBAL SHORT-TERM RATING SCALE

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

ISSUER RATINGS

Issuer Ratings are opinions of the ability of entities to honor senior unsecured debt and debt like obligations. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g. banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not to all) senior unsecured financial obligations and contracts.

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US MUNICIPAL SHORT-TERM OBLIGATION RATINGS AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

The global short-term ‘prime’ rating scale is applied to commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.  Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned.  The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments.  The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO.  The short-term demand obligation rating uses the VMIG scale.  VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support.  Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P GLOBAL RATINGS (“S&P”)

ISSUE CREDIT RATINGS DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

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Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• Nature of and provisions of the financial obligation and the promise that it is imputed; and

• Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or, economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

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NR: This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial    commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.

ISSUER CREDIT RATINGS DEFINITIONS

S&P’s issuer credit rating is a forward-looking opinion about an obligor's overall creditworthiness. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation.

Sovereign credit ratings are forms of issuer credit ratings.

Issuer credit ratings can be either long-term or short-term.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

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B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D: An obligor is rated 'SD' (selective default) or 'D' if S&P considers there to be a default on one or more of its financial obligations, whether long -or short-term, including rated and unrated financial obligations but excluding hybrid instruments classified as regulatory capital or in non-payment according to terms.  A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR: Indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: An obligor rated 'C' is currently vulnerable to nonpayment that would result in a 'SD' or 'D' issuer rating, and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

SD and D: An obligor is rated 'SD' (selective default) or 'D' if S&P considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to term.  An obligor is considered in default unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor's rating is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR: Indicates that a rating has not been assigned or is no longer assigned.

MUNICIPAL SHORT-TERM NOTE RATINGS

SHORT-TERM NOTES: An S&P U.S. municipal note rating reflects S&P opinions about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

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Municipal Short-Term Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

FITCH RATINGS

LONG-TERM CREDIT RATINGS

Issuer Default Ratings

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. The capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.  'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exist that supports the servicing of financial commitments.

B: Highly speculative. B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.  Default is a real possibility.

CC: Very high levels of credit risk.  Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

• The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

• The issuer had entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

• The formal announcement by the issuer or their agent of distressed debt exchange;

• A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

• An unsecured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

• Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

• Has not otherwise ceased operating.

This would include:

• The selective payment default on specific class or currency of debt;

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• The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

• The extension of multiple waivers of forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

• Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

• In all cases, the assignment of default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Notes to Long-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Short-Term Credit Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1:  Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:  High short-term default risk.  Default is a real possibility.

RD: Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DESCRIPTION OF INSURANCE FINANCIAL STRENGTH RATINGS

Moody’s Investors Service, Inc. Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations and also reflect the expected financial loss suffered in the event of default.

S&P Insurer Financial Strength Ratings

An S&P insurer financial strength rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims.

Insurer financial strength ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and it

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follows procedures consistent with those used to assign an issue credit rating. An insurer financial strength rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.

Long-Term Insurer Financial Strength Ratings

Category Definition

AAA

An insurer rated 'AAA' has extremely strong financial security characteristics. 'AAA' is the highest insurer financial strength rating assigned by S&P.

AA

An insurer rated 'AA' has very strong financial security characteristics, differing only slightly from those rated higher.

A

An insurer rated 'A' has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB

An insurer rated 'BBB' has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

BB, B, CCC and CC

An insurer rated 'BB' or lower is regarded as having vulnerable characteristics that may outweigh its strengths. 'BB' indicates the least degree of vulnerability within the range and 'CC' the highest.

BB

An insurer rated 'BB' has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B

An insurer rated 'B' has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC

An insurer rated 'CCC' has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC

An insurer rated 'CC' has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

SD or D

An insurer rated 'SD' (selective default) or 'D' is in default on one or more of its insurance policy obligations. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a policy obligation are at risk. A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay substantially all of its obligations in full in accordance with the policy terms. An 'SD' rating is assigned when S&P believes that the insurer has selectively defaulted on a specific class of policies but it will continue to meet its payment obligations on other classes of obligations. A selective default includes the completion of a distressed exchange offer. Claim denials due to lack of coverage or other legally permitted defenses are not considered defaults.

NR: Indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Insurer Financial Strength Rating

The Insurer Financial Strength (IFS) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company's policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the

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event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.

Expected recoveries are based on the agency's assessments of the sufficiency of an insurance company's assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.

IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.

The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.

Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between 'B' and 'C' on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer's International Long-Term IFS Ratings.

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APPENDIX F

Eaton Vance Funds

Proxy Voting Policy and Procedures

I.   Overview

The Boards of Trustees (the “Board”) of the Eaton Vance Funds1 have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”).  For purposes of this Policy:

•“Fund” means each registered investment company sponsored by the Eaton Vance organization; and

•“Adviser” means the investment adviser or sub-adviser responsible for the day-to-day management of all or a portion of the Fund’s assets.

II.   Delegation of Proxy Voting Responsibilities

The Board hereby delegates to the Adviser responsibility for voting the Fund’s proxies as described in this Policy. In this connection, the Adviser is required to provide the Board with a copy of its proxy voting policies and procedures (“Adviser Procedures”) and all Fund proxies will be voted in accordance with the Adviser Procedures, provided that in the event a material conflict of interest arises with respect to a proxy to be voted for the Fund (as described in Section IV below) the Adviser shall follow the process for voting such proxy as described in Section IV below.

The Adviser is required to report any material change to the Adviser Procedures to the Board in the manner set forth in Section V below.  In addition, the Board will review the Adviser Procedures annually.

III.   Delegation of Proxy Voting Disclosure Responsibilities

Pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to file Form N-PX no later than August 31st of each year.  On Form N-PX, the Fund is required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted on the matter and whether it voted for or against management.

To facilitate the filing of Form N-PX for the Fund:

•The Adviser is required to record, compile and transmit in a timely manner all data required to be filed on Form N-PX for the Fund that it manages.  Such data shall be transmitted to Eaton Vance Management, which acts as administrator to the Fund (the “Administrator”) or the third party service provider designated by the Administrator; and

•the Administrator is required to file Form N-PX on behalf of the Fund with the Securities and Exchange Commission (the “Commission”) as required by the 1940 Act.  The Administrator may delegate the filing to a third party service provider provided each such filing is reviewed and approved by the Administrator.

IV.   Conflicts of Interest

The Board expects the Adviser, as a fiduciary to the Fund it manages, to put the interests of the Fund and its shareholders above those of the Adviser.  When required to vote a proxy for the Fund, the Adviser may have material business relationships with the issuer soliciting the proxy that could give rise to a potential material conflict of interest for the Adviser.2  In the event such a material conflict of interest arises, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board, or any committee, sub-committee or group of Independent Trustees identified by the Board (as long as such committee, sub-committee or group contains at least two or more Independent Trustees) (the “Board Members”), concerning the material conflict.3, 4  For ease of communicating with the Board Members, the Adviser is required to provide the foregoing notice to the Fund’s Chief Legal Officer who will then notify and facilitate a consultation with the Board Members.

Once the Board Members have been notified of the material conflict:

•They shall convene a meeting to review and consider all relevant materials related to the proxies involved.  This meeting shall be convened within 3 business days, provided that it an effort will be made to convene the meeting sooner if the proxy must be voted in less than 3 business days;

•In considering such proxies, the Adviser shall make available all materials requested by the Board Members and make reasonably available appropriate personnel to discuss the matter upon request; and

•The Board Members will then instruct the Adviser on the appropriate course of action with respect to the proxy at issue.

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If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, the Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Board as soon as practicable and to the Board at its next meeting.  Any determination regarding the voting of proxies of the Fund that is made by the Board Members shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.    Reports and Review

The Administrator shall make copies of Form N-PX filed on behalf of the Fund available for the Board’s review upon the Board’s request.  The Administrator (with input from the Adviser for the Fund) shall also provide any reports reasonably requested by the Board regarding the proxy voting records of the Fund.

The Adviser shall report any material changes to the Adviser Procedures to the Board as soon as practicable and the Boards will review the Adviser Procedures annually.

The Adviser also shall report any material changes to the Adviser Procedures to the Fund’s Chief Legal Officer prior to implementing such changes in order to enable the Administrator to effectively coordinate the Fund’s disclosure relating to the Adviser Procedures.

To the extent requested by the Commission, the Policy and the Adviser Procedures shall be appended to the Fund’s statement of additional information included in its registration statement.

_____________________

1The Eaton Vance Funds may be organized as trusts or corporations.  For ease of reference, the Funds may be referred to herein as Trusts and the Funds’ Board of Trustees or Board of Directors may be referred to collectively herein as the Board.

2An Adviser is expected to maintain a process for identifying a potential material conflict of interest.  As an example only, such potential conflicts may arise when the issuer is a client of the Adviser and generates a significant amount of fees to the Adviser or the issuer is a distributor of the Adviser’s products.

3If a material conflict of interest exists with respect to a particular proxy and the proxy voting procedures of the relevant Adviser require that proxies are to be voted in accordance with the recommendation of a third party proxy voting vendor, the requirements of this Section IV shall only apply if the Adviser intends to vote such proxy in a manner inconsistent with such third party recommendation.

4Effective October 1, 2021, and to the extent that Morgan Stanley Investment Management Company is acting as sub-adviser to Eaton Vance Greater China Growth Fund, the requirements of this Section IV shall be waived, as approved by the Board of Trustees on October 12, 2021.

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APPENDIX G

EATON VANCE MANAGEMENT

BOSTON MANAGEMENT AND RESEARCH

EATON VANCE WATEROAK ADVISORS

EATON VANCE MANAGEMENT (INTERNATIONAL) LIMITED

EATON VANCE GLOBAL ADVISORS LIMITED

EATON VANCE ADVISERS INTERNATIONAL LTD.

PROXY VOTING POLICIES AND PROCEDURES

I.  Introduction

Eaton Vance Management, Boston Management and Research, Eaton Vance WaterOak Advisors, Eaton Vance Management (International) Limited, Eaton Vance Global Advisors Limited and Eaton Vance Advisers International Ltd. (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation.  These proxy policies and procedures are intended to reflect current requirements applicable to investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”).  These procedures may change from time to time.

II.  Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client.  In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser has established guidelines (“Guidelines”) as described below and generally will utilize such Guidelines in voting proxies on behalf of its clients.  The Guidelines are largely based on those developed by the Agent (defined below) but also reflect input from the Global Proxy Group (defined below) and other Adviser investment professionals and are believed to be consistent with the views of the Adviser on the various types of proxy proposals.  These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.  The Guidelines provide a framework for analysis and decision making but do not address all potential issues.

Except as noted below, each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.  The Agent is currently Institutional Shareholder Services Inc.  Where applicable, proxies will be voted in accordance with client-specific guidelines or, in the case of an Eaton Vance Fund that is sub-advised, pursuant to the sub-adviser’s proxy voting policies and procedures.  Although an Adviser retains the services of the Agent for research and voting recommendations, the Adviser remains responsible for proxy voting decisions.

III.  Roles and Responsibilities

A.  Proxy Administrator

The Proxy Administrator and/or her designee coordinate the consideration of proxies referred back to the Adviser by the Agent, and otherwise administers these Procedures.  In the Proxy Administrator’s absence, another employee of the Adviser may perform the Proxy Administrator’s responsibilities as deemed appropriate by the Global Proxy Group. The Proxy Administrator also may designate another employee to perform certain of the Proxy Administrator’s duties hereunder, subject to the oversight of the Proxy Administrator.

B.  Agent

The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  Each Adviser shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent.  The Agent shall vote and/or refer all proxies in accordance with the Guidelines.  The Agent shall retain a record of all proxy votes handled by the Agent.  With respect to each Eaton Vance Fund memorialized therein, such record must reflect all of the information required to be disclosed in the Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment

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Company Act of 1940, to the extent applicable.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.   Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.  The Advisers are responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014) and interpretive guidance issued by the SEC in August 2019 regarding proxy voting responsibilities of investment advisers (Release Nos. IA-5325 and IC-33605).  Such oversight currently may include one or more of the following and may change from time to time:

•periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);

•periodic review of a sample of ballots for accuracy and correct application of the Guidelines;

•periodic meetings with Agent’s client services team;

•periodic in-person and/or web-based due diligence meetings;

•receipt and review of annual certifications received from the Agent;

•annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests;

•periodic review of relevant changes to Agent’s business; and/or

•periodic review of the following to the extent not included in due diligence materials provided by the Agent:  (i) Agent’s staffing, personnel and/or technology; (ii) Agent’s process for seeking timely input from issuers (e.g., with respect to proxy voting policies, methodologies and peer group construction); (iii) Agent’s process for use of third-party information; (iv) the Agent’s policies and procedures for obtaining current and accurate information relevant to matters in its research and on which it makes voting recommendations; and (v) Agent’s business continuity program (“BCP”) and any service/operational issues experienced due to the enacting of Agent’s BCP.

C.  Global Proxy Group

The Adviser shall establish a Global Proxy Group which is responsible for establishing the Guidelines (described below) and reviewing such Guidelines at least annually.  The Global Proxy Group shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of the Adviser or the Agent as described below.

The members of the Global Proxy Group shall include the Chief Equity Investment Officer of Eaton Vance Management (“EVM”) and selected members of the Equity Departments of EVM and Eaton Vance Advisers International Ltd. (“EVAIL”) and EVM’s Global Income Department.  The Proxy Administrator is not a voting member of the Global Proxy Group.  Members of the Global Proxy Group may be changed from time to time at the Advisers’ discretion.  Matters that require the approval of the Global Proxy Group may be acted upon by its member(s) available to consider the matter.

IV.  Proxy Voting

A.  The Guidelines

The Global Proxy Group shall establish recommendations for the manner in which proxy proposals shall be voted (the “Guidelines”).  The Guidelines shall identify when ballots for specific types of proxy proposals shall be voted(1) or referred to the Adviser.  The Guidelines shall address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and other proposals affecting shareholder rights.  In determining the Guidelines, the Global Proxy Group considers the recommendations of the Agent as well as input from the Advisers’ portfolio managers and analysts and/or other internally developed or third party research.

The Global Proxy Group shall review the Guidelines at least annually and, in connection with proxies to be voted on behalf of the Eaton Vance Funds, the Adviser will submit amendments to the Guidelines to the Fund Boards each year for approval.

With respect to the types of proxy proposals listed below, the Guidelines will generally provide as follows:

1.  Proposals Regarding Mergers and Corporate Restructurings/Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee for all proposals relating to Mergers and Corporate Restructurings.

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2.  Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

3.  Proposals Regarding Proxy Contests

The Agent shall be directed to refer contested proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee.

4.  Social and Environmental Issues

The Advisers will vote social and environmental proposals on a “case-by-case” basis taking into consideration industry best practices and existing management policies and practices.

Interpretation and application of the Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer or the Adviser may be or become subject. The Guidelines generally relate to the types of proposals that are most frequently presented in proxy statements to shareholders.  In certain circumstances, an Adviser may determine to vote contrary to the Guidelines subject to the voting procedures set forth below.

B.  Voting Procedures

Except as noted in Section V below, the Proxy Administrator and/or her designee shall instruct the Agent to vote proxies as follows:

1.  Vote in Accordance with Guidelines

If the Guidelines prescribe the manner in which the proxy is to be voted, the Agent shall vote in accordance with the Guidelines, which for certain types of proposals, are recommendations of the Agent made on a case-by-case basis.

2.  Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) the Guidelines state that the proxy shall be referred to the Adviser to determine the manner in which it should be voted or (ii) a proxy is received for a proposal for which there is no Guideline, the Proxy Administrator and/or her designee shall consult with the analyst(s) covering the company subject to the proxy proposal and shall instruct the Agent to vote in accordance with the determination of the analyst. The Proxy Administrator and/or her designee will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter.  Where more than one analyst covers a particular company and the recommendations of such analysts for voting a proposal subject to this Section IV.B.2 conflict, the Global Proxy Group shall review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for clients (including Funds).

3.  Votes Contrary to the Guidelines or Where Agent is Conflicted

In the event an analyst with respect to companies within his or her coverage area may recommend a vote contrary to the Guidelines, the Proxy Administrator and/or her designee will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including a description of the basis for the analyst’s recommendation via email and the Proxy Administrator and/or designee will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group.  Should the vote by the Global Proxy Group concerning one or more recommendations result in a tie, EVM’s Chief Equity Investment Officer will determine the manner in which the proxy will be voted.  The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast on behalf of the Eaton Vance Funds contrary to the Guidelines, and shall do so quarterly.  A similar process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.

4.  Do Not Cast a Vote

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.  In addition, the Advisers may determine not to vote (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); or (iii) in markets in which shareholders' rights are limited; and (iv) the Adviser is unable to access or access timely ballots or other proxy information.  Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

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C.  Securities on Loan

When a fund client participates in the lending of its securities and the securities are on loan at the record date for a shareholder meeting, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted.  In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the Adviser will make reasonable efforts to terminate the loan in time to be able to cast such vote or exercise such consent.  The Adviser shall instruct the fund’s security lending agent to refrain from lending the full position of any security held by a fund to ensure that the Adviser receives notice of proxy proposals impacting the loaned security.

V.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

•A copy of the Advisers’ proxy voting policies and procedures;

•Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•A record of each vote cast;

•A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

Notwithstanding anything contained in this Section V, Eaton Vance Trust Company shall maintain records relating to the proxies it votes on behalf of its clients in accordance with laws and regulations applicable to it and its activities.  In addition, EVAIL shall maintain records relating to the proxies it votes on behalf of its clients in accordance with UK law.

VI.  Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.  Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B.  Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds).   Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”).  If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group.

•If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Global Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

Eaton Vance Municipal Income Funds146SAI dated January 1, 2022

•If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will then determine if a material conflict of interest exists between the relevant Adviser and its clients (in consultation with the Legal and Compliance Department if needed).  If the Global Proxy Group determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•The client, in the case of an individual, corporate, institutional or benefit plan client;

•In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

•The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety.  If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests.   In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data.  The Advisers shall review such information on a monthly basis.  The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator.  Any such proxy referred by the Agent shall be referred to the Global Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation.  The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Global Proxy Group.

(1)The Guidelines will prescribe how a proposal shall be voted or provide factors to be considered on a case-by-case basis by the Agent in recommending a vote pursuant to the Guidelines.

Eaton Vance Municipal Income Funds147SAI dated January 1, 2022

PART C - OTHER INFORMATION

Item 28.   Exhibits (with inapplicable items omitted)

(a)

Amended and Restated Declaration of Trust of Eaton Vance Municipals Trust dated April 26, 2016 filed as Exhibit (a) to Post-Effective Amendment No. 165 filed November 21, 2016 (Accession No. 0000940394-16-003256) and incorporated herein by reference.

(b)

Amended and Restated By-Laws of Eaton Vance Municipals Trust adopted April 23, 2012 filed as Exhibit (b) to Post-Effective Amendment No. 139 filed November 28, 2012 (Accession No. 0000940394-12-001150) and incorporated herein by reference.

(c)		Reference is made to Item 28(a) and 28(b) above.
(d)	(1)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance Arizona Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(1) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

	(2)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance California Opportunities Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(2) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

	(3)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance Connecticut Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(3) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

	(4)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance Georgia Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(4) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

	(5)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance Maryland Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(5) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

	(6)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance Massachusetts Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(6) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

	(7)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance Minnesota Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(7) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

	(8)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance Missouri Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(8) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

	(9)

Investment Advisory and Administrative Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance Municipal Opportunities Fund, and Eaton Vance Management dated March 1, 2021 filed as Exhibit (d)(9) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

(10)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance National Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(10) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

(11)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance New Jersey Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(11) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

(12)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance New York Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(12) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

(13)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance North Carolina Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(13) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

(14)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance Ohio Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(14) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

(15)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance Oregon Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(15) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

(16)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance Pennsylvania Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(16) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

(17)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance South Carolina Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(17) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

(18)

Investment Advisory Agreement between Eaton Vance Municipals Trust, on behalf of Eaton Vance Virginia Municipal Income Fund, and Boston Management and Research dated March 1, 2021 filed as Exhibit (d)(18) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

(e)	(1)	(a)

Amended and Restated Master Distribution Agreement effective as of March 1, 2021 between each Trust identified on Schedule A on behalf of each of its series listed on Schedule A, and Eaton Vance Distributors, Inc. filed as Exhibit (e)(1) to Post-Effective Amendment No. 237 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed March 29, 2021 (Accession No. 0000940394-21-000689) and incorporated herein by reference.

(b)

Amended Schedule A dated December 14, 2021 to Amended and Restated Master Distribution Agreement effective as of March 1, 2021 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 241 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed December 14, 2021 (Accession No. 0000940394-21-001509) and incorporated herein by reference.

	(2)

Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (e)(2) to the Post-Effective Amendment No. 85 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed April 26, 2007 (Accession No. 0000940394-07-000430) and incorporated herein by reference.

(f)

The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

(g)	(1)	(a)

Amended and Restated Master Custodian Agreement between Eaton Vance Funds and State Street Bank & Trust Company dated September 1, 2013 filed as Exhibit (g)(1) to Post-Effective Amendment No. 211 of Eaton Vance Mutual Funds Trust (File Nos. 002-90946, 811-04015) filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.

		(b)

Amendment dated August 13, 2020 and effective May 29, 2020 to Amended and Restated Master Custodian Agreement between Eaton Vance Funds and State Street Bank & Trust Company dated September 1, 2013 filed as Exhibit (g)(1)(b) to Post-Effective Amendment No. 79 of Eaton Vance Investment Trust (File Nos. 033-01121, 811-04443) filed September 24, 2020 (Accession No. 0000940394-20-001312) and incorporated herein by reference.

(h)	(1)	(a)

Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(2) to Post-Effective Amendment No. 108 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed September 27, 2010 (Accession No. 0000940394-10-001000) and incorporated herein by reference.

		(b)

Amendment Number 1 dated May 16, 2012 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(3) to Post-Effective Amendment No. 39 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 29, 2012 (Accession No. 0000940394-12-000641) and incorporated herein by reference.

		(c)

Amendment dated September 1, 2013 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(4) to Post-Effective Amendment No. 211 of Eaton Vance Mutual Funds Trust (File Nos. 002-90946, 811-04015) filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.

		(d)

Amendment dated July 18, 2018 and effective June 29, 2018 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(5) to Post-Effective Amendment No. 212 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed July 31, 2018 (Accession No. 0000940394-18-001408) and incorporated herein by reference.

		(e)

Amendment dated August 13, 2020 and effective May 29, 2020 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (h)(1)(e) to Post-Effective Amendment No. 79 of Eaton Vance Investment Trust (File Nos. 033-01121, 811-04443) filed September 24, 2020 (Accession No. 0000940394-20-001312) and incorporated herein by reference.

	(2)

Administrative Services Agreement between Eaton Vance Municipals Trust (on behalf of each of its series listed on Appendix A) and Eaton Vance Management dated March 1, 2021 filed as Exhibit (h)(2) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

	(3)

Transfer Agency and Shareholder Services Agreement effective September 1, 2016 between BNY Mellon Investment Servicing (US) Inc. and the Funds filed as Exhibit (h)(2) to Post-Effective Amendment No. 165 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed September 26, 2016 (Accession No. 0000940394-16-003071) and incorporated herein by reference.

	(4)

Amended and Restated Sub-Transfer Agency Support Services Agreement dated September 1, 2017 between Eaton Vance Management and the Trusts listed on Appendix A filed as Exhibit (h)(2) to Post-Effective Amendment No. 107 of Eaton Vance Series Trust II (File Nos. 002-42722, 811-02258) filed October 26, 2017 (Accession No. 0000940394-17-002088) and incorporated herein by reference.

(i)			Opinion of Internal Counsel dated December 23, 2021 herewith.
(j)

Consent of Independent Registered Public Accounting Firm for Eaton Vance Georgia Municipal Income Fund, Eaton Vance Maryland Municipal Income Fund, Eaton Vance Missouri Municipal Income Fund, Eaton Vance North Carolina Municipal Income Fund, Eaton Vance Oregon Municipal Income Fund, Eaton Vance South Carolina Municipal Income Fund and Eaton Vance Virginia Municipal Income Fund dated December 23, 2020 filed herewith.

(m)	(1)	(a)

Master Distribution Plan for Class A, Advisers Class and Investor Class shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(1) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.

		(b)

Amended Schedule A dated December 14, 2021 to Master Distribution Plan for Class A, Advisers Class and Investor Class shares adopted May 1, 2013 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 241 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed December 14, 2021 (Accession No. 0000940394-21-001509) and incorporated herein by reference.

	(2)	(a)

Master Distribution Plan for Class C shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(3) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.

		(b)

Amended Schedule A dated December 30, 2020 to Master Distribution Plan for Class C shares adopted May 1, 2013 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 335 of Eaton Vance Mutual Funds Trust (File Nos. 002-90946, 811-04015) filed December 30, 2020 (Accession No. 0000940394-20-001700) and incorporated herein by reference.

(n)	(1)	(a)

Amended and Restated Multiple Class Plan for Eaton Vance Funds dated August 4, 2021 filed as Exhibit (n) to Post-Effective Amendment No. 65 of Eaton Vance Municipals Trust  II (File Nos. 033-71320, 811-08134) filed October 1, 2021 (Accession No. 0000940394-21-001348) and incorporated herein by reference.

		(b)

Amended Schedule A dated December 14, 2021 to Amended and Restated Multiple Class Plan for Eaton Vance Funds dated August 4, 2021 filed as Exhibit (n)(1)(b) to Post-Effective Amendment No. 241 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed December 14, 2021 (Accession No. 0000940394-21-001509) and incorporated herein by reference.

(p)	(1)	(a)

Code of Ethics adopted by the Eaton Vance Funds effective June 1, 2021 filed as Exhibit (p)(1)(a) to Post-Effective Amendment No. 240 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed October 29, 2021 (Accession No. 0000940394-21-001414) and incorporated herein by reference.

		(b)

Code of Ethics and Personal Trading Guidelines adopted by Morgan Stanley Investment Management Public Side effective January 1, 2022 filed as Exhibit (p)(1)(b) to Post-Effective Amendment No. 242 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed December 23, 2021 (Accession No. 0000940394-21-001566) and incorporated herein by reference.

(q)	(1)

Power of Attorney for Eaton Vance Municipals Trust dated July 1, 2021 filed as Exhibit (q)(1) to Post-Effective Amendment No. 192 filed November 23, 2021 (Accession No. 0000940394-21-001490) and incorporated herein by reference.

(2)

Secretary’s Certificate dated December 15, 2021 filed as Exhibit (q)(2) to Post-Effective Amendment No. 242 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed December 23, 2021 (Accession No. 0000940394-21-001566) and incorporated herein by reference.

Item 29.   Persons Controlled by or Under Common Control

Not applicable

Item 30.    Indemnification

Article IV of the Registrant’s Amended and Restated Declaration of Trust permits Trustee and officer indemnification by Amended and Restated By-Law, contract and vote.  Article XI of the By-Laws contains indemnification provisions.  Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

The distribution agreement of the Registrant also provides for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 31.    Business and other Connections of Investment Adviser

Reference is made to: (i) the information set forth under the caption “Management and Organization” in the Statement of Additional Information; (ii) the Morgan Stanley 10-K filed under the Securities and Exchange Act of 1934 (File No. 001-11758); the most recent Eaton Vance Corp. Form 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) and Boston Management and Research (File No. 801-43127) filed with the Commission, all of which are incorporated herein by reference.

Item 32.    Principal Underwriters

(a)

Registrant’s principal underwriter, Eaton Vance Distributors, Inc. (“EVD”).  Prior to March 1, 2021, EVD was a direct, wholly-owned subsidiary of Eaton Vance Corp. (“EVC”). On March 1, 2021, Morgan Stanley acquired EVC (the “Transaction”) and EVD became an indirect, wholly-owned subsidiary of Morgan Stanley. EVD is the principal underwriter for each of the registered investment companies named below:

Calvert Impact Fund, Inc.

Calvert Management Series

The Calvert Fund

Calvert Responsible Index Series, Inc.

Calvert Social Investment Fund

Calvert World Values Fund, Inc.

Calvert Variable Series, Inc.

Calvert Variable Products, Inc.

Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance Series Fund, Inc.

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

(b)
(1) Name and Principal Business Address*	(2) Positions and Offices with Principal Underwriter	(3) Positions and Offices with Registrant

John (Robb) Allen	Vice President	None
Julie Andrade	Vice President	None
Christopher Arthur	Vice President	None
Terence Avella	Vice President	None
Ira Baron	Vice President	None
Jennifer Barron	Vice President	None
Andrew Beaton	Vice President	None
Brian Blair	Vice President	None
Stephanie H. Brady	Vice President	None
Susan Brengle	Vice President	None
Joseph Brody	Vice President	None
Luke Bordzinski	Vice President	None
Joseph Bustros	Vice President	None
Eric Caplinger	Vice President	None
Kristin Carcio	Vice President	None
Craig Castriano	Vice President	None
Daniel C. Cataldo	Vice President	None
Tiffany Cayarga	Vice President	None
Patrick Cerrato	Vice President	None
Gregory Chalas	Vice President	None
Jin Chung	Vice President	None
Daniel Clayton	Vice President	None
Tyler Cortelezzi	Vice President	None
Patrick Cosgrove	Vice President	None
John Cullen	Vice President	None
Rob Curtis	Vice President	None
Brian Dailey	Vice President	None
Kevin Darrow	Vice President	None
Shelia DeCaprio	Vice President	None
Simone Devenny	Vice President	None
Holly DiCostanzo	Vice President	None
Andrew Dillon	Vice President	None
Arthur Driscoll	Vice President	None
Patrick Duffy	Vice President	None

Margaret T. Dugan	Assistant Secretary	None
Brian Dunkley	Vice President	None
Anthony Eames	Vice President	None
Margaret Egan	Vice President	None
Robert Ellerbeck	Vice President	None
Maureen Emmerso	Vice President	None
Daniel J. Ethier	Vice President	None
Lawrence L. Fahey	Vice President	None
Bridget Fangueiro	Vice President	None
John Farley	Vice President	None
Thomas E. Faust Jr.	Director	Trustee
Kelly Finneran	Vice President	None
Scott Firth	Vice President	None
James Foley	Vice President	None
Brandon Fritz	Vice President	None
Kathleen Fryer	Vice President	None
Jonathan Futterman	Vice President	None
Anne Marie Gallagher	Vice President	None
Ryan Gallagher	Vice President	None
Anthony Gigante	Vice President	None
Bradford Godfrey	Vice President	None
Seth Goldzweig	Vice President	None
Andrew Goodale	Vice President	None
David Gordon	Vice President	None
Jacob Greene	Vice President	None
Daniel Grzywacz	Vice President	None
Aaron Guth	Secretary	None
Diane Hallett	Vice President	None
Tyler Harden	Vice President	None
Andrew Haycock	Vice President	None
Steven Heck	Vice President	None
Richard Hein	Vice President	None
Joseph Hernandez	Vice President	None
Toebe Hinckle	Vice President	None
Suzanne Hingel	Vice President	None
Robert Holmes	Vice President	None
Michael Horvath	Vice President	None
Ted Hovivian	Vice President	None
Christian Howe	Vice President	None

Jonathan Isaac	Vice President	None
Adrian Jackson	Vice President	None
Michael Jaso	Vice President	None
Brian Johnson	Vice President	None
Janice Johnston	Vice President	None
Dottie Jones	Vice President	None
Erin Kace	Vice President	None
Erin Kandamar	Vice President	None
Doug Keagle	Vice President	None
William Kennedy	Vice President	None
Joseph Kosciuszek	Vice President	None
Kathleen Krivelow	Vice President	None
Ryan Landers	Vice President	None
Colleen Lavery	Vice President	None
Benjamin LeFevre	Vice President	None
Andrew (A.J.) Leimenstoll	Vice President	None
Paul Leonardo	Vice President	None
George Lin	Vice President	None
Brandon Lindley	Vice President	None
Scott Lindsay	Vice President	None
Erick Lopez	Vice President	None
John Loy	Vice President	None
Coleen Lynch	Vice President	None
John Macejka	Vice President	None
Scott Mackey	Vice President	None
Anne Mahoney	Vice President	None
James Maki	Vice President	None
Tim Mamis	Vice President	None
Daniel J. McCarthy	Vice President	None
Jamie McCourt	Vice President	None
James McCuddy	Vice President	None
Tim McEwen	Vice President	None
Ian McGinn	Vice President	None
Cory McGrath	Vice President	None
Bruce McIntosh	Vice President	None
Christine McLean	Vice President	None
David Michaud	Vice President	None
Mark Milan	Vice President	None
John Moninger	Senior Vice President	None

Chris Morahan	Vice President	None
Meghan Moses	Vice President	None
A. John Murphy	Vice President, Assistant Secretary and Assistant Clerk	None
Matthew Navins	Vice President	None
Christopher Nebons	Vice President	None
Paul Nicely	Vice President	None
Jeffrey Nizzardo	Vice President	None
Andrew Olig	Vice President	None
David Oliveri	Vice President	None
Philip Pace	Vice President	None
Pamela Parker	Vice President	None
Steve Pietricola	Vice President	None
Benjamin Pomeroy	Vice President	None
James Putman	Vice President	None
Ronald Randall	Vice President	None
Humberto Reboredo	Vice President	None
Lenore Reiner	Vice President	None
Christopher Remington	Vice President	None
David Richman	Vice President	None
William Rockett	Vice President	None
Christopher Rohan	Vice President	None
Colleen Rooney	Vice President	None
Michelle Rousseau	Assistant Secretary and Clerk	None
Tatyana V. Ryabchenko	Vice President	None
John Santoro	Vice President	None
Rocco Scanniello	Vice President	None
Keith Schaars	Vice President	None
Matt Schleichkorn	Vice President	None
Michael Shea	Vice President	None
John Simchuk	Vice President	None
Alan Simeon	Vice President	None
Diane Simons	Vice President	None
Randy Skarda	Vice President	None
Brian Smith	Vice President	None
Jamie Smoller	Vice President	None
Joe Spallone	Vice President	None
Eileen Storz-Salino	Vice President	None
Daniel Sullivan	Vice President	None
Elaine Sullivan	Vice President	None

Marie Sullivan-Elliot	Vice President	None
Michael Sullivan	Vice President	None
Eileen Tam	Vice President	None
Brian Taranto	Vice President and Chief Administrative Officer	None
Kenneth A. Topping	Vice President and Director	None
John Triolo	Vice President	None
Will Turner	Vice President	None
David (Geoffrey) Underwood	Vice President	None
Randolph Verzillo	Vice President	None
Allen Wagner	Vice President	None
Greg Walsh	Vice President	None
Luke Webber	Vice President	None
Scott Weisel	Vice President	None
Mike Weldon	Vice President	None
David White	Vice President	None
Steve Widder	Vice President	None
Andrew Wiginton	Vice President	None
Tim Williamson	Vice President	None
Matthew J. Witkos	President, Chief Executive Officer and Director	None
Gregor Yuska	Vice President	None
David Zigas	Vice President	None

* The principal business address of EVD is Two International Place, Boston, MA 02110

(c)	Not applicable

Item 33.    Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, and its transfer agent, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the administrator and investment adviser or sub-adviser.  Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research, both located at Two International Place, Boston, MA 02110.

Item 34.    Management Services

Not applicable

Item 35.    Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on December 23, 2021.

EATON VANCE MUNICIPALS TRUST
By:	Eric A. Stein*
Eric A. Stein, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on December 23, 2021.

Signature	Title

Eric A. Stein*	President (Chief Executive Officer)
Eric A. Stein

James F. Kirchner*	Treasurer (Principal Financial and Accounting Officer)
James F. Kirchner

Signature	Title	Signature	Title

Thomas E. Faust Jr.*	Trustee	Helen Frame Peters*	Trustee
Thomas E. Faust Jr.		Helen Frame Peters

Mark R. Fetting*	Trustee	Keith Quinton*	Trustee
Mark R. Fetting		Keith Quinton

Cynthia E. Frost*	Trustee	Marcus L. Smith*	Trustee
Cynthia E. Frost		Marcus L. Smith

George J. Gorman*	Trustee	Susan J. Sutherland*	Trustee
George J. Gorman		Susan J. Sutherland

Valerie A. Mosley*	Trustee	Scott E. Wennerholm*	Trustee
Valerie A. Mosley		Scott E. Wennerholm

William H. Park*	Trustee
William H. Park

*By:	/s/ Deidre E. Walsh
Deidre E. Walsh (As attorney-in-fact)

EXHIBIT INDEX

The following exhibits are filed as part of this Post-Effective Amendment to the Registration Statement pursuant to Rule 483 of Regulation C.

Exhibit No.	Description

(i)	Opinion of Internal Counsel dated December 23, 2021
(j)

Consent of Independent Registered Public Accounting Firm for Eaton Vance Georgia Municipal Income Fund, Eaton Vance Maryland Municipal Income Fund, Eaton Vance Missouri Municipal Income Fund, Eaton Vance North Carolina Municipal Income Fund, Eaton Vance Oregon Municipal Income Fund, Eaton Vance South Carolina Municipal Income Fund and Eaton Vance Virginia Municipal Income Fund dated December 23, 2021